EXHIBIT 4.15
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 29 OCTOBER 1991
SIMSMETAL FINANCE LIMITED
(A.C.N. 052 931 218)
AND
SIMSMETAL USA CORPORATION
AND
COMMONWEALTH BANK OF AUSTRALIA
(A.C.N. 123 123 124)

FACILITY AGREEMENT

L.E. TAYLOR
Solicitor
10th floor
Bank House
309 George Street
SYDNEY NSW 2000
Telephone: 227-4712
(Reference: IRC)
DX 1440 SYDNEY
[*] Confidential Treatment Requested

FACILITY AGREEMENT
THIS AGREEMENT is made on the 29th day of October 1991
BETWEEN
SIMSMETAL FINANCE LIMITED (A.C.N. 052 931 218) a company incorporated in the Australian Capital Territory and having its principal office at Level 6, 41 MacLaren Street, North Sydney, New South Wales and SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America and having its registered office at 600 South 4th Street, Richmond, California, USA (individually and collectively “the Borrower”) of the one part
AND
COMMONWEALTH BANK OF AUSTRALIA (A.C.N. 123 123 124) a company incorporated in the Australian Capital Territory and having its principal office at 48 Martin Place, Sydney, NSW (“the Bank”) of the other part
WHEREAS:-
The Bank has agreed to provide the Borrower with Accommodation not exceeding the Accommodation Limit to be provided, subject to the terms and conditions hereinafter contained, at the option of the Borrower, by any one or more Facilities.
NOW THIS AGREEMENT WITNESSES and it is hereby agreed as follows:-
1.01	DEFINITIONS

In this Agreement and the recital hereto the following words and expressions unless otherwise specified or unless the subject or the context otherwise requires have the following meanings:-

“Accommodation”	-	any accommodation provided by the Bank hereunder pursuant to a Facility;

“Accommodation Date”	-	any date on which Accommodation is or is to be provided or on which any such Accommodation is or is to be rolled over or renewed;

“Accommodation Limit”	-	the amount specified in Part 1 of the Schedule reduced by the aggregate portions of the Accommodation Limit cancelled pursuant to Clause 4.02 from time to time and by any repayments made pursuant to Clause 7 of the Amortising USD Term Loan Facility;
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“Accommodation Particulars”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Appendix”	-	in respect of a particular Facility, the Appendix hereto bearing the name of that Facility;

“Australian City”	-	in respect of a particular Facility, the city set opposite the name of that Facility in Column 2 of Part 3 of the Schedule or such other city as the Bank may designate from time to time;

“Australian Dollars” and “AUD”	-	the lawful currency for the time being of the Commonwealth of Australia;

“Availability Period”	-	in respect of a particular Facility, but subject to Clause 5.02, the period from the date hereof up to and including the date specified with respect to that Facility in Part 2 of the Schedule hereto or any later date as may be agreed;

“Borrower”	-	each of Simsmetal Finance Limited and Simsmetal USA Corporation and each or any of them their or any of their successors or assigns;

“Business Day”	-	a day:-

(a)  where a payment in AUD is required to be made or a payment in a currency other than AUD is required to be made in Australia, on which the Bank is open for the transaction of the business contemplated by this Agreement in the relevant Australian City and any place where payment is required under this Agreement;

(b)  where a payment in USD is required to be made outside Australia, on which the relevant Overseas City financial markets are open for the transaction of the business contemplated by this Agreement and on which banks are open for business in New York City and Los Angeles;

(c) where a payment in a currency other than AUD or USD is required to be made outside Australia, on which banks are open for business in the place (as designated by
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the Bank) for such payment in the country of such currency; and

(d) in all other cases, on which the Bank is open for business in the relevant Australian City;

“Drawing”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Drawdown Amount”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Drawdown Notice”	-	a notice given pursuant to Clause 2.01;

“Event of Default”	-	any of the events specified in Clause 10.01;

“Existing Accommodation”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Facility”	-	any facility specified in column 1 of Part 3 of the Schedule hereto;

“Facility Accommodation Limit”	-	in respect of a particular Facility and a particular period, the amount set opposite that period in Column 2 of Part 4 of the Schedule hereto with respect to that particular Facility reduced as appropriate from time to time in accordance with Clause 4.02;

“Governmental Agency”	-	any government or any governmental, semi-governmental or judicial entity or authority;

“Master Agreement”	-	this Agreement excluding each Appendix;

“Negative Pledge Agreement”	-	the agreement between Simsmetal Limited, the companies named in Schedule 1 of the Negative Pledge Agreement and the Bank dated ;

“Outstanding Accommodation”	-	in respect of a particular Facility, the meaning ascribed to that term in Clause 4 of the Appendix referable to that Facility;

“Overseas City”	-	in respect of a particular Facility, the city set opposite the name of that Facility in Column 3 of
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Part 3 of the Schedule or such other city as the Bank may designate from time to time;

“Reference Rate”	-	the rate notified by the Bank to the Borrower from time to time as being the Bank’s reference rate for AUD denominated loans available on a selective basis to prime commercial customers as published from time to time or, if there is no such rate, the rate notified by the Bank to the Borrower as being the rate applied by the Bank in respect of AUD denominated overdraft accommodation in excess of AUD 100,000 made available by it on a selective basis to prime commercial customers;

“Tax”	-	includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency in Australia, including (without limitation) any withholding, income, stamp or transaction tax, duty or charge together with any interest, penalty, charge, fee or other amount imposed or made on or in respect of any of the foregoing but excludes any tax on the overall net income of the Bank;

“United States Dollars” and “USD”	-	the lawful currency for the time being of the United States of America; and

“US Reference Rate”	-	the rate notified by the Bank to the Borrower from time to time as being the Bank’s lending rate for USD denominated loans available on a selective basis to prime or, if there is no such rate, the rate notified by the Bank to the Borrower as being the rate applied by the Bank in respect of USD denominated overdraft accommodation in excess of USD100,000 made available by it on a selective basis to prime commercial customers.
1.02	INTERPRETATION

In interpreting this Agreement:-
(a)	any reference to “this Agreement” or “the Agreement” shall include, where the context permits, a reference to the Schedule hereto and each Appendix;

(b)	words importing a singular number shall include the plural and vice versa;

(c)	words importing any gender shall include every other gender;
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(d)	references to any Act of Parliament or to any section or provision thereof or to any regulations made thereunder shall be read as if the words “or any statutory amendment, consolidation or replacement thereof” were added to such references;

(e)	headings are for convenience only and shall not affect interpretation;

(f)	references to Paragraphs Sub-clauses and Clauses are references to Paragraphs Sub-clauses and Clauses of this Agreement as varied or replaced from time to time except where the reference is to a Paragraph Sub-clause or Clause of a particular Appendix where such reference shall be deemed to be a reference to the Paragraph Sub-Clause or Clause of that particular Appendix as replaced from time to time;

(g)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(h)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(i)	references herein to any agreement, licence or other instrument shall be deemed to mean such agreement, licence or other instrument as varied or replaced from time to time; and

(j)	where reference is made to any number value or amount being estimated calculated or determined on a day it shall unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day.

(k)	terms not defined in this Agreement or any Appendix hereto which are defined in the Negative Pledge Agreement shall have the same meaning herein.

(l)	the respective covenants and agreements on the part of the Borrower herein contained or implied shall bind them and every two or more of them jointly and each of them severally.
2.	DRAWDOWN NOTICES

2.01	Subject to the terms and conditions contained herein and in the Appendix of each Facility which the Borrower wishes to utilise, at any time and from time to time during the Availability Period of a particular Facility or Facilities, the Borrower may give notice to the Bank that it requires Accommodation to be provided by the Bank under such Facility or Facilities. Such notices shall:-
(a)	subject to any provision to the contrary in the Appendix of a Facility which the Borrower wishes to utilise on the proposed Accommodation Date, be given not later than three Business Days before a proposed Accommodation Date or such shorter period as may be agreed;
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(b)	specify the proposed Accommodation Date;

(c)	specify the proposed form of Accommodation being by way of any one or more Facilities;

(d)	specify the Accommodation Particulars required in respect of each Facility which the Borrower wishes to utilise on such Accommodation Date;

(e)	specify, when relevant, the bank account or accounts to which payment is to be made;

(f)	be effective on receipt by the Bank and once given shall be irrevocable; and

(g)	subject to any provision to the contrary in the Appendix of a Facility which the Borrower wishes to utilise on the proposed Accommodation Date, be in writing.
2.02	(a)	The Bank shall not be obliged to provide Accommodation on a particular Accommodation Date if immediately after the provision of such Accommodation the aggregate of the Outstanding Accommodation of all Facilities would exceed the Accommodation Limit.
(b)	The Bank shall not be obliged to provide any Accommodation on a particular Accommodation Date under a particular Facility if immediately after the provision of such Accommodation the Outstanding Accommodation of that Facility would exceed the Facility Accommodation Limit of that particular Facility.

(c)	The Borrower shall ensure that at all times during the Availability Period:-
(i)	the aggregate of the Outstanding Accommodation of all Facilities shall not exceed the Accommodation Limit; and

(ii)	the Outstanding Accommodation of each Facility shall not exceed the Facility Accommodation Limit of each particular Facility.
2.03	The Bank shall not be obliged to provide any Accommodation requested in a particular Drawdown Notice:-
(a)	if an Event of Default or an event which with the lapsing of time or the giving of notice would become an Event of Default has occurred;

(b)	unless all necessary approvals (and in particular but without limiting the generality thereof the approval in writing of the Reserve Bank of Australia or such other relevant authority the approval of which may from time to time be required by law), consents, licences, exemptions and filings shall have been obtained or done and certified copies thereof provided to the Bank.
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2.04	The obligations of the Bank hereunder are subject to the satisfaction by the Borrower of the conditions precedent set out in Part 6 of the Schedule hereto, prior to the receipt by the Bank of the first Drawdown Notice.
3.	ACCOMMODATION

3.01	Upon receipt of a Drawdown Notice and subject to the terms and conditions of this Agreement the Bank shall be obliged to provide the Accommodation requested in accordance with the terms and conditions of the Master Agreement and of the Appendix referable to the Facility pursuant to which a Drawing is requested.

3.02	The Borrower acknowledges that whilst all notices to be given by the Borrower to the Bank pursuant to this Agreement must be given to the branch of the Bank nominated as such in Part 7 of the Schedule, each of the Facilities to be made available by the Bank hereunder shall be made available through the main branch of the Bank in the Australian City or overseas City applicable to such Facility (or such other branch of the Bank as the Bank may from time to time notify to the Borrower) and that the obligation to provide a particular Facility to the Borrower is an obligation of the relevant Australian City branch or Overseas City branch of the Bank only.
4.	FEES AND CANCELLATION

4.01	Accommodation Fee

The Borrower shall pay to the Bank the Accommodation Fees specified in Part 5 of the Schedule hereto. The Accommodation Fees shall be calculated in the manner and paid at the times set out in Part 5 of the Schedule.

4.02	Cancellation

The Borrower, upon giving written notice to the Bank, may cancel any portion of the Accommodation Limit with respect to any Facility or Facilities nominated by the Borrower PROVIDED THAT any such cancellation must be an integral multiple of AUD500,000, or, where the Accommodation Limit is expressed in USD, USD500,000 AND PROVIDED FURTHER THAT the Accommodation Limit may not be reduced below an amount equal to the aggregate of the Outstanding Accommodation of all Facilities on the date on which the cancellation is to take AND PROVIDED FURTHER THAT any Facility Accommodation Limit may not be reduced below an amount equal to the Outstanding Accommodation of that Facility on the date on which the cancellation is to take place.

5.	ACCOUNTS AND ANNUAL REVIEW

5.01	Accounts

The Borrower shall from and after the date hereof and so long as any Accommodation is outstanding hereunder or the Availability Period of any of the Facilities is continuing deliver to the Bank as soon as practicable (and in any event not later than three months)
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after the close of each financial year of the Borrower the audited balance sheet and profit and loss account of the Borrower which shall have been audited by a registered company auditor and prepared in accordance with generally accepted accounting practices and principles consistently applied in Australia except as may be noted therein.
5.02	Annual Review

The agreement by the Bank to provide Accommodation to the Borrower hereunder shall be the subject of annual review by the Bank in each year of the Availability Period, the first such review to take place in November 1992 (other than with respect to the Amortising USD Term Loan Facility). The Bank may, not later than 31 December in each year during the Availability Period, give notice to the Borrower that:-
(a)	the terms upon which the Bank will provide Accommodation hereunder are varied as set out in the notice whereupon the terms shall be varied accordingly with effect from the date of such notice; or

(b)	the obligation for the Bank to provide further Accommodation hereunder shall be determined. If a notice under this paragraph (b) is given to the Borrower the obligation of the Bank to make further Accommodation to the Borrower shall be determined on the date (the “Expiration Date”) being two months from the date of such notice. On the Expiration Date the Borrower shall repay the aggregate Outstanding Accommodation together with all sums then owing or payable (contingently or otherwise) to the Bank.
6.	PAYMENTS

6.01	Subject to any provision to the contrary in the Appendix of the Facility in respect of which a payment is to be made, all payments to be made by the Borrower hereunder:-
(a)	in AUD, shall be made to the Bank not later than 10.00 a.m. (in the relevant Australian City) on the due date to the account of the Bank at its main branch in the relevant Australian City (or to such other branch of the Bank in the relevant Australian City as the Bank may notify to the Borrower from time to time);

(b)	in USD, shall be made to the Bank not later than 10.00 a.m. (in the relevant overseas city) on the due date in immediately available funds to the account of the Bank designated by the Bank; and

(c)	in any other currency, shall be made to the Bank not later than 10.00 a.m. (local time in the place-for payment) on the due date in lawful money of the country of that currency and in immediately available funds which are freely transferable and convertible into United States Dollars to the Bank’s account with such bank in such place in the country of that currency as shall be designated by the Bank.
6.02	Whenever any payment hereunder shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be adjusted accordingly at the rate payable on such due date.
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7.	TAXES

7.01	If the Borrower is compelled by law to make a deduction from a payment on account of any Tax so that the Bank does not actually receive for its own benefit on the due date the full amount provided for under this Agreement then:-
(a)	the amount payable will be increased so that, after making the deduction and deductions applicable to additional amounts payable under this Clause 7.01, the Bank receives the amount it would have received if no deduction had been made;

(b)	the Borrower shall make the deduction;

(c)	the Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law and provide evidence to the Bank that the deduction has been made; and

(d)	as soon as practicable after the receipt of a payment of any amount pursuant to paragraph (a) above, the Bank will apply to the relevant taxing authority for, and will take all reasonable steps to obtain, any refund or credit to which it may be entitled in respect of the amount deducted. If any such refund shall be received or due payment of, tax reduced by reason of such credit,” the Bank must as soon as practicable notify the Borrower and pay to the Borrower in such manner as the Borrower shall direct an amount equal to the refund received or credit allowed.
7.02	If by the terms of Section 261 of the Income Tax Assessment Act, 1936 (Commonwealth) any agreement by the Borrower pursuant to Clause 7.01 would, but for the provisions of this Clause 7.02 be void, a failure by the Borrower to comply with the terms of Clause 7.01 shall not constitute a breach of this Agreement.

If, in such case, the Borrower fails to comply with the provisions of Clause 7.01, then notwithstanding:-
(a)	that such failure does not constitute a breach of this Agreement;

(b)	that such failure does not constitute an Event of Default; and

(c)	anything else in this Agreement,
the Bank may by written notice to the Borrower:-
(i)	cancel any further obligation of the Bank to provide or participate in the provision of Accommodation pursuant to this Agreement; and/or

(ii)	declare all moneys owing under this Agreement (whether actually or contingently) to be immediately due and payable, whereupon the Borrower shall immediately pay to the Bank:-
(A)	such moneys together with accrued interest;
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(B)	an amount equal to the aggregate face value of all Bills which have been accepted by the Bank and which either have not matured by or mature on the date of that notice.
The provisions of Clause 10.03 shall apply with respect to any amounts paid in accordance with sub-paragraph (B) of Clause 7.02(ii)(B).
8.	INCREASES IN COST

If any change in law or in its interpretation or administration and/or compliance by the Bank with any order, directive or guideline (whether or not having the force of law and whether or not issued prior to the date hereof) from any applicable fiscal, monetary or other authority compliance with which is in accordance with the practice of responsible banks shall:-
(a)	impose, modify or deem applicable any reserve, capital adequacy, liquidity adequacy, special deposit or revenue requirements against assets held by or deposits in or for the account of or advances or loans by the Bank;

(b)	change the basis of taxation, of payments to the Bank of principal or interest on any Accommodation (other than in respect of income tax on the overall income of the Bank);

(c)	oblige the Bank to pay or make any deduction in respect of any tax, duty or other impost of any kind whatsoever referable in any way to the funds raised or utilised by the Bank for the purposes of any Accommodation or the payment or repayment by the Bank of such funds; or

(d)	otherwise result in an increase to the Bank of the cost of providing or maintaining any Accommodation or in the effective return to the Bank (including return on the Bank’s capital) under this Agreement being reduced by an amount which the Bank deems to be material THEN the Borrower shall pay to the Bank on demand such additional amount as is necessary to compensate the Bank for the increased costs to the Bank of providing or maintaining any Accommodation or the reduction in the effective return to the Bank (including return on the Bank’s capital) under this Agreement caused by any such change and/or compliance PROVIDED HOWEVER that the Borrower may, upon becoming aware of the foregoing, revoke any outstanding Drawdown Notices with a view to minimising the impact of any charges imposed pursuant to this Clause 8 by notifying the Bank to that effect on or before 4.00 p.m. (in the relevant Australian City) on the date which is three Business Days prior to the relevant Accommodation Date (or by such later time as may be agreed).
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9.	REPRESENTATIONS AND WARRANTIES

9.01	Various Representations and Warranties

The Borrower by its execution hereof herein makes the representations and warranties for the benefit of the Bank made by it under Clause 5.1 of the Negative Pledge Agreement.

9.02	Survival and Repetition of Representations and Warranties

The representations and warranties in Clause 9.01 shall survive the execution of this Agreement and the making available of the Accommodation and shall be deemed to have been given on the first Accommodation Date and shall also be deemed to have been made and repeated on each subsequent Accommodation Date.

10.	DEFAULT

10.01	The occurrence of an Event of Default (as defined in the Negative Pledge Agreement) under the Negative Pledge Agreement shall constitute an Event of Default under this Agreement and on the occurrence of such an Event of Default, and at any time thereafter, the Bank may, by written notice to the Borrower:
(i)	declare that any obligation of the Bank to provide any further Accommodation (whether by way of fresh Drawings or replacement of existing Drawings) is cancelled forthwith whereupon the same shall be so cancelled forthwith; and/or

(ii)	declare the aggregate Existing Accommodation then existing together with all other sums owing or payable (contingently or otherwise) to the Bank hereunder to be immediately due and payable whereupon the same shall be immediately due and payable.
Any notice given by the Bank pursuant to paragraphs (i) or (ii) of Clause 10.01 shall be of no effect if:-
(a)	it is given because of the occurrence of an event of default specified in paragraphs (b), (c), (d), (i), (j), (k), (n) (to the extent that it is analogous to any matter referred to in the preceding paragraphs), (o) or (r) of Clause 7.1 of the Negative Pledge Agreement; and

(b)	within two business days of the notice the Borrower is able to show to the Bank’s satisfaction, that:-
(i)	the Event of Default has ceased to exist, or

(ii)	the continuation of the Event of Default does not have a Material Adverse Effect.
10.02	If the Borrower fails to pay any amount payable by it under this Agreement on the due date therefor, the Borrower shall on demand by the Bank from time to time pay interest
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on such overdue amount from the due date up to the date of actual payment, as well after as before judgment, compounded quarterly:-
(a)	where the overdue amount is payable under or in respect of a particular Facility, at the Applicable Rate referable to such Facility; and

(b)	in any other case, at the rate determined by the Bank to be [ * ] per annum above the Bank’s Reference Rate.
10.03	The Bank shall be deemed to have received any amounts described in paragraph (ii) of Clause 10.01 paid to it in accordance with that clause pending maturity of any outstanding Bill on terms that such amounts shall be credited to an account in the name of the Borrower established by the Bank and that the same shall bear interest at the rate from time to time payable by the Bank to its customers for a similar term and amount until each Bill is presented for payment or until all Bills have matured. On the Maturity Date of a Bill the Bank must apply the money so held by it towards paying the holder of that Bill. On the satisfaction of all obligations (contingent or otherwise) of the Bank under all Bills the Bank must repay to the Borrower the amount which the Bank certifies to be the amount remaining out of the amount so paid (including interest accrued thereon) after satisfaction of all those obligations and any other obligations of the Borrower under this Agreement.
11.	AGREEMENT

Until all moneys due hereunder shall have been duly paid in full the Borrower hereby undertakes and agrees to and with the Bank that the Borrower will:-
(a)	immediately upon becoming aware thereof notify the Bank of the occurrence of an Event of Default or of any event which with the lapse of time or the giving of notice or both would or might constitute an Event of Default; and

(b)	perform and observe the additional agreements, if any, set out in Part 6 of the Schedule hereto;.
12.	STAMP DUTIES & EXPENSES
(a)	The Borrower agrees to pay and to indemnify the Bank against all stamp duties, registration fees, taxes and other duties or charges imposed by governmental authorities (and any and all liabilities with respect to or resulting from delay or omission to pay such taxes, duties, fees or charges) which may be payable or determined to be payable by the Borrower or the Bank in connection with the execution, delivery, performance of obligations under or enforcement of this Agreement or on or in respect of any transaction or payment contemplated hereby or in respect of moneys received or deemed to be received by the Bank pursuant to this Agreement or the transactions contemplated hereby except to the extent to which any such payment or indemnity is specifically forbidden by the law of the place where such duties, fees, taxes or charges are payable.
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(b)	The Borrower shall pay to the Bank on demand:-
(i)	all legal costs (including inhouse legal costs) and out-of-pocket expenses incurred by the Bank in connection with the negotiation, preparation and execution of this Agreement; and

(ii)	all costs, charges and expenses (including inhouse legal costs as between solicitor and client) incurred in the enforcement by the Bank of this Agreement.
13.	WAIVER

No failure to exercise and no delay in exercising on the part of the Bank any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

14.	CURRENCY INDEMNITY

14.01	If a judgment or order is rendered by any court or tribunal for the payment of any amounts owing to the Bank under this Agreement or for the payment of damages in respect of any breach of this Agreement or under or in respect of a judgment or order of another court or tribunal for the payment of such amounts or damages, such judgment or order being expressed in a currency (“the Judgment Currency”) other than the currency payable hereunder (“the Agreed Currency”), the Borrower shall indemnify and hold harmless and keep indemnified the Bank against any deficiency in terms of the Agreed Currency in the amounts received by the Bank arising or resulting from any variation as between:-
(i)	the rate of exchange at which the Agreed Currency is converted into the Judgment Currency for the purposes of such judgment or order; and

(ii)	the rate of exchange at which the Bank is able to purchase the Agreed Currency with the amount of the Judgment Currency actually received and at the time of its receipt by the Bank.
14.02	The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency. The Bank agrees to use reasonable endeavours to obtain the most favourable rate of exchange to minimise the cost to the Borrower.

15.	NOTICES

15.01	Save as otherwise provided herein each notice, request, demand or other communication to be given or made hereunder shall be given in writing addressed to such address as may be notified from time to time by the recipient to the sender.
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15.02	Any notice, request, demand or other communication to be given or made shall be deemed to have been delivered:-
(i)	if by post, 72 hours after having been posted as ordinary mail in an envelope addressed as aforesaid; or

(ii)	if by messenger, at the time of delivery to the relevant address; or

(iii)	if by telex, when despatched provided the “answerback” code of the recipient has been received at the end of the transmission; or

(iv)	if by facsimile, on the production by the despatching facsimile machine of a transmission control report showing the relevant number of pages comprising the relevant document to have been sent to the correct facsimile number and the result of the transmission as “OK”, but if such delivery or receipt is later than 4.00 pm (local time) on a day on which business is generally carried on in the place to which such communication is sent, it shall be deemed to have been duly given or made at the commencement of business on the next such day in that place.
15.03	Any notice, request, demand or other communication to be given or made shall be deemed to have been duly authorised by the Bank if signed by an authorised officer of the Bank.

15.04	Simsmetal USA Corporation irrevocably nominates Sims at its last known principal place of business in New South Wales as its agent to receive service of process in any legal action or proceedings relating to this Agreement in the courts of New South Wales. If Sims ceases to have an office in New South Wales Sims Finance Limited will ensure that there will at all times be another person in New South Wales acceptable to the Bank to receive process on behalf of Sims USA Corporation.

16.	GENERAL

16.01	Each indemnity of the Borrower set out in this Agreement is and shall constitute a separate and independent obligation of the Borrower and applies and shall apply notwithstanding any indulgence granted to the Borrower from time to time and shall survive the termination of this Agreement.
16.02	(a)	If there is any change in any law or any Government directive which makes any provision of this Agreement unlawful and such provision is not able to be severed pursuant to Clause 16.02(b), then all liability of the Bank to provide any further Accommodation (whether by way of fresh Drawings or replacement of existing Drawings) shall cease immediately and, within sixty days of the Bank serving written demand on the Borrower, the Borrower shall pay to the Bank the aggregate Existing Accommodation then existing together with all other sums owing or payable (contingently or otherwise) to the Bank hereunder.
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NOTICE
With reference to Clause 15.01 of the Facility Agreement made on or around the date hereof between Simsmetal Finance Limited, Simsmetal USA Corporation and Commonwealth Bank of Australia the parties thereto hereby mutually notify each other that each notice, request, demand or other communication to be given or made under the said Facility Agreement shall be addressed:-
(a)	in the case of Simsmetal Finance Limited, to Simsmetal Finance Limited at Level 6, 41 McLaren Street, North Sydney, Fax: (02) 954-9680;

(b)	in the case of Simsmetal USA Corporation, to Simsmetal USA Corporation, C/- Simsmetal Limited, Level 6, 41 McLaren Street, North Sydney, Fax: (02) 954-9680;

(c)	in the case of Commonwealth Bank of Australia, to Simsmetal Limited Account Relationship Executive, Commonwealth Bank of Australia, Level 4, 48 Martin Place, Sydney, Fax: (02) 227-5081
DATED: this       day of            1991

SIGNED for and on behalf of
SIMSMETAL FINANCE LIMITED A.C.N. 052 931 218,
by:

Signature

SIGNED for and on behalf of
SIMSMETAL USA CORPORATION
by:

Signature
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SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA
by:

Signature
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(b)	If it is held by a Court of competent jurisdiction that:-
(i)	any part of this Agreement is void voidable unlawful or unenforceable; or

(ii)	this Agreement would be void voidable unlawful or unenforceable unless any part of this Agreement were severed from this Agreement, then that part shall be severed from and shall not affect the continued operation of the rest of this Agreement and shall be deemed to be replaced forthwith with a provision or provisions which are not void, voidable, unlawful or unenforceable and which so far as is possible achieves the same economic or other benefit or protection for the Bank as the severed part was intended to achieve.
16.03	Where a payment by the Borrower pursuant to any provision of this Agreement (including but without limitation pursuant to Clauses 7.01(d) or 10.01(ii) of the Master Agreement or pursuant to any provision under this Agreement allowing for a voluntary early payment (except in the case of a payment made pursuant to a notice issued by the Bank under Clause 5.02) by the Borrower or pursuant to any demand by the Bank or, if applicable, pursuant to Clause 5.06 of the Foreign Currency Facility Appendix) results in the repayment or satisfaction by indemnity of any Accommodation on a date which is earlier than the date upon which such Accommodation would otherwise be due to be repaid or satisfied by indemnity hereunder the Borrower shall on demand pay to the Bank such additional amounts as may be necessary to compensate the Bank for the cost of re-employment of the funds prepaid at rates lower than the cost to the Bank of such funds PROVIDED THAT the Bank shall use its best efforts to minimise such cost. Any notice by the Bank under this clause shall, in the absence of manifest error, be conclusive evidence as to the existence of and amount of the costs referred to therein.

16.04	This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank and their respective successors and permitted assigns. Notwithstanding the foregoing the Borrower shall not assign all or any part of its rights hereunder without the prior written consent of the Bank.

16.05	Except to the extent otherwise expressly specified herein, this Agreement shall be governed by and construed in accordance with the law of the State or Territory in which the address of the Bank set out in Part 7 of the Schedule is located and the parties agree to submit to the non-exclusive jurisdiction of the Courts of such State or Territory.

16.06	Each of the Attorneys executing this Agreement hereby respectively acknowledges that he has at the time of his execution of this Agreement no notice of the revocation of the power of attorney under the authority of which he executes this Agreement.

16.07	This Agreement may be executed in any number of counterparts all of those counterparts taken together shall be deemed to constitute one and the same instrument.
THE PARTIES HERETO have caused this Agreement to be duly executed on the date first written above.
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SCHEDULE
PART 1 Accommodation Limit –
     AUD60,000,000
PART 2 Availability Period –

(a)	Amortising USD Term Loan Facility	31 October 1996
(b)	AUD Overdraft Facility	31 October 1996
(c)	Bills Discount/Acceptance/Indorsement Facility	31 October 1996
(d)	Foreign Currency Advance Facility	31 October 1996
(e)	Documentary Credit/Guarantee	31 October 1996
(f)	Standard Letter of Credit Facility	31 October 1996
(g)	Foreign Bills Negotiated Facility	31 October 1996
(h)	USD Overdraft Facility	31 October 1996
(i)	USD Revolving Advance Facility	31 October 1996
PART 3 Facilities, Overseas Cities and Australian Cities –

	COLUMN 1	COLUMN 2	COLUMN 3
	FACILITIES	AUSTRALIAN CITIES	OVERSEAS CITIES
(a)	Amortising USD Term Loan Facility	Sydney	Los Angeles

(b)	AUD Overdraft Facility	Sydney

(c)	Bills Discount/Acceptance/Indorsement Facility	Sydney

(d)	Foreign Currency Advance Facility	Sydney	Los Angeles/New York

(e)	Documentary Credit/Guarantee	Sydney	Los Angeles/New York
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	COLUMN 1	COLUMN 2	COLUMN 3
	FACILITIES	AUSTRALIAN CITIES	OVERSEAS CITIES
(f)	Standby Letter of Credit Facility	Sydney

(g)	Foreign Bills Negotiated Facility	Sydney	Los Angeles/New York

(h)	USD Overdraft Facility	Sydney	Los Angeles/New York

(i)	USD Revolving Advance Facility	Sydney	Los Angeles/New York
PART 4 Facility Accommodation Limits -

	COLUMN 1	COLUMN 2
	FACILITIES	AUSTRALIAN LIMIT

(a)	Amortising USD Term Loan Facility	The AUD Equivalent of the Advance (as those terms are defined in the Amortising USD Term Loan Facility Appendix)

(b)	AUD Overdraft Facility	AUD1,000,000

(c)	Bills Discount/Acceptance / Indorsement Facility	Balance of Accommodation

(d)	Foreign Currency Advance Facility	Balance of Accommodation

(e)	Documentary Credit / Guarantee Facility	Balance of Accommodation

(f)	Standby Letter of Credit Facility	Balance of Accommodation

(g)	Foreign Bills Negotiated Facility	Balance of Accommodation

(h)	USD Overdraft Facility	Balance of Accommodation

(i)	USD Revolving Advance Facility	Balance of Accommodation
PART 5 Fees and Margins -
(a)	LINE FEE -

The Borrower shall pay to the Bank quarterly from and including the date of this Agreement, Line Fees under Facilities numbered (b) to (i) in Parts 2, 3 and 4 of the Schedule as follows: -
(i)	in advance on the date hereof and on the first day of each such subsequent quarter commencing during the Availability Period a Line Fee calculated quarterly at [*] per annum of [ * ](as reduced by the amount of any cancellation under Clause 4 in respect of Facilities numbered (b) to (i) in Part 2, 3 and 4 of the Schedule) as at such date; and

(ii)	where the final quarterly period for the purposes of this Part 5(a) would extend beyond the Availability Period, the relevant calculation period shall
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be the unexpired portion of the Availability Period and all references in this Part 5(a) to a quarterly-period shall in such case be references to that period.
(b)	FRONT END FEE -

The Borrower shall pay to the Bank on or prior to the date of this Agreement a Front End Fee in the amount [*]

(c)	AMORTISING USD TERM LOAN FACILITY

Margin — [*]per annum

(d)	AUD OVERDRAFT FACILITY -

Margin — [*]per annum

(e)	BILLS DISCOUNT/ACCEPTANCE/INDORSEMENT FACILITY -

The Borrower shall pay to the Bank on each Accommodation Date and Rollover Date on which bills are accepted or accepted and discounted or indorsed or indorsed and discounted by the Bank under the Bills Discount /Acceptance/Indorsement Facility a Bills Discount /Acceptance/Indorsement Fee at the rate of [ * ] per annum calculated on the face value of each Bill discounted or accepted by the Bank on that Accommodation Date or Rollover Date as the case may be and computed from such date until the day on which each Bill falls due for payment.

Margin — [*]per annum

(f)	FOREIGN CURRENCY ADVANCE FACILITY

Margin — [*]per annum

(g)	DOCUMENTARY CREDIT/GUARANTEE

The Borrower shall pay to the Bank on each Accommodation Date on which a Documentary Credit Liability or a Guarantee Liability is established a Documentary Credit /Guarantee Issue Fee at the rate of [*] per annum calculated on the face value of each Documentary Credit /Guarantee as the case may be and computed from such date until the day on which each Documentary Credit /Guarantee as the case may be falls due for payment.

(h)	STANDBY LETTER OF CREDIT FACILITY

The Borrower shall pay to the Bank on each Accommodation Date on which a Standby Letter of Credit Liability is established a Standby Letter of Credit Fee at the rate of [*] per annum calculated on the face value of the Standby Letter of
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Credit and computed from such date until the day on which the Standby Letter of Credit falls due for payment.

(i)	FOREIGN BILLS NEGOTIATED FACILITY

Margin — [*]per annum

(j)	USD OVERDRAFT FACILITY

Margin — [*]per annum

(k)	USD REVOLVING ADVANCE FACILITY

Margin — [*]per annum
PART 6 Conditions Precedent and Additional Representations, Warranties and Events of Default -
(A)	Conditions Precedent to First Drawing

The obligations of the Bank hereunder are subject to the condition that the Bank shall have received all of the following in form and substance satisfactory to the Bank prior to receipt by it of the first Drawdown Notice-under Clause 2.01:-
(a)	a copy of the Memorandum and Articles of Association of the Borrower certified by its company secretary as being true and up-to-date;

(b)	a copy, certified by the company secretary of the Borrower as being a true copy, of all corporate authorisations and Powers of Attorney required for the execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its obligations under this Agreement;

(c)	a copy of all Government Approvals (if any), all certified by an Authorised Signatory as being true, up-to-date and in full force and effect;

(d)	the Security specified in Part 8 of the Schedule such Security to be executed in a manner satisfactory to the Bank;

(e)	an undertaking from Messrs Corrs Chambers Westgarth in form and substance satisfactory to the Bank that they will attend to the stamping of this Agreement and the Security forthwith;

(f)	payment of the Front End Fee; and
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(g)	payment of the Security Agent’s Fee in accordance with Clause 9.14 of the Security Trust Deed.
(B)	Conditions Precedent to all Accommodation

The obligations of the Bank hereunder to provide Accommodation pursuant to a Drawdown Notice including without limitation by way of replacement of existing Accommodation are further subject to the conditions set out, in Clause 2 and to the following:
(a)	the representations and warranties set out in Clause 9 of this Agreement are true and correct on and as of each Accommodation Date;

(b)	to the best of the knowledge, information and belief of the Directors and senior management of the Borrower, no Event of Default or event which, with the giving of notice or lapse of time or both would constitute an Event of Default, has occurred or is continuing or would result from the provision of the proposed Accommodation on the Accommodation Date;

(c)	the Bank shall have received evidence as to the stamping of this Agreement in a form and substance satisfactory to it;
PART 7 Branch For Service of Notices -
          48 Martin Place, Sydney, NSW
PART 8 Security -
          Negative Pledge Agreement.
          Security Trust Deed.
          General Guarantee.
          General Charge.
          Western Australia Charge.
          Real Property Mortgages.
          Simsmetal USA Corporation Security Agreement.
          Simsmetal Asia Holdings Limited Charge.
          Simsmetal (Hong Kong) Limited Charge.
          LMC International, Inc. Security Agreement.
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Legal opinions in relation to Simsmetal USA Corporation, Sims Asia Holdings Limited, Simsmetal Limited (Hong Kong) and LMC International, Inc.

SIGNED for and on behalf of	)	COMMONWEALTH BANK OF
COMMONWEALTH BANK OF	)	AUSTRALIA
AUSTRALIA by	)	by its attorney:
)
its duly authorised attorney	)
appointed under Power of Attorney	)
dated who by his	)
execution hereof certifies that he	)
has no notice of revocation of the	)
said power of attorney and in the	)
presence of:	)

SIGNED for and on behalf of		SIMSMETAL FINANCE LIMITED
SIMSMETAL FINANCE LIMITED by		by its attorney:

its duly authorised attorney
appointed under Power of Attorney
dated who by his
execution hereof certifies that he
has no notice of revocation of the
said power of attorney and in the
presence of:

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SIGNED for and on behalf of	SIMSMETAL USA CORPORATION
SIMSMETAL USA CORPORATION by	by its attorney:

its duly authorised attorney
appointed under Power of Attorney
dated who by his
execution hereof certifies that he
has no notice of revocation of the
said power of attorney and in the
presence of:

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AUD OVERDRAFT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Advance”	-	each amount drawn on the AUD Overdraft Account;

“Applicable Rate”	-	the rate equal to the aggregate of the Margin as specified in Part 5 of the Schedule to the Master Agreement and the Reference Rate plus [*] per annum;

“AUD Overdraft Account”	-	the account in the name of the Borrower referable to the AUD Overdraft Facility;

“AUD Overdraft Facility”	-	the agreement by the Bank hereunder to provide Advances;

“Drawdown Amount”	-	in respect of an Advance, the face amount of the cheque drawn on the AUD Overdraft Account in respect of that Advance;

“Drawing”	-	each utilization of the AUD Overdraft Facility as provided for in this Appendix;

“Existing Accommodation”	-	the debit balance existing in the AUD Overdraft Account on the relevant date; and
1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of AUD Overdraft Facility

The Borrower shall execute an account authority and signature card as required by the Bank before the first utilisation of the AUD Overdraft Facility.

3.	Drawings
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Notwithstanding the provisions of Clause 2.01 of the Master Agreement, the Borrower shall not be required to give a Drawdown Notice with respect to a proposed Drawing under the AUD Overdraft Facility. Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances shall be made available upon receipt of the Borrower’s cheque duly drawn upon the AUD Overdraft Account.

4.	Outstanding Accommodation

The Outstanding Accommodation of the AUD Overdraft Facility on a particular date shall be the debit balance existing in the AUD Overdraft on such date.

5.	Interest

Interest on the AUD Overdraft Account shall be computed daily on the basis of a 365 day year and shall be payable at such time and from time to time as required- by the Bank. The rate of interest shall be the Reference Rate plus [*] per annum. Any change in such rate shall take effect at the opening of business on the effective date of such change.

6.	Fees

The Borrower shall pay to the Bank in relation to the AUD Overdraft Facility the fees which are specified in Part 5 of the Schedule to the Master Agreement.

7.	Payment of Interest and Fees

The Bank may debit any amount payable pursuant to Clauses 5 or 6 of this Appendix to the AUD Overdraft Account at such time and from time to time as the Bank may require in accordance with its normal practices and any such debiting shall be deemed to be an Advance.

8.	Repayment
(a)	Notwithstanding any other provision of this Agreement the Existing Accommodation of the AUD Overdraft Facility shall be payable by the Borrower on demand by the Bank within seven (7) days of service of the demand. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify the Borrower that the obligation of the Bank to provide any further Accommodation hereunder is cancelled forthwith, whereupon the same shall be so cancelled forthwith.

(b)	Subject to Clause 8(a), the Borrower may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation shall be repaid in full not later than the last day of the Availability Period.
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9.	Payments

All payments by the Borrower in respect of the AUD Overdraft Facility shall be made in AUD.

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
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BILLS DISCOUNT/ACCEPTANCE/INDORSEMENT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3 to be specified in a Drawdown Notice;

“Applicable Rate”	-	the rate equal to the Reference Rate plus the Margin as specified in Part 5 of the Schedule to the Master Agreement;

“Bank Bill Discount Rate”	-	the rate of discount expressed as a percentage yield to maturity per annum at which the Bank is prepared to purchase Bills accepted or indorsed by itself;

“Banking Day”	-	a day on which the Bank is open for business in the Australian City;

“Bill”	-	has the meaning assigned to the expression “bill of exchange” by the Bills of Exchange Act, 1909 of the Commonwealth of Australia (but shall not include cheques) and any reference to the drawing, acceptance, indorsement or other dealing of or with a Bill is a reference to such drawing, acceptance, indorsement or other dealing within the meaning of that Act;

“Bills Discount/Acceptance/Indorsement Facility”	-	the agreement by the Bank hereunder to accept Bills or accept and discount Bills drawn by the Borrower or to indorse Bills or indorse and discount Bills drawn by a Third Party and accepted by the Borrower;

“Bills Discount/Acceptance/Indorsement Usage Fee”	-	the Bills Discount/Acceptance/Indorsement Usage fee payable pursuant to Clause 9;

“Bill Indorsement Facility”	-	the agreement by the Bank hereunder to indorse or to indorse and discount Bills drawn by a Third Party and accepted by the Borrower;
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“Drawdown Amount”	-	in respect of a Drawing, the amount specified, pursuant to Clause 3(a), in the Accommodation Particulars referable to that Drawing;

“Drawing”	-	each utilization of the Bills Discount/Acceptance/Indorsement Facility as provided for in this Appendix;

“Existing Accommodation”	-	the aggregate face value of all Bills accepted or indorsed by the Bank hereunder which shall not have been paid;

“Net Bill Proceeds”	-	the Proceeds of Discount of any Bill accepted and discounted or indorsed and discounted pursuant to the Bills Discount/Acceptance/Indorsement Facility less the Bills Acceptance Usage Fee or the Bills Indorsement Usage Fee, as the case may be, payable in respect of that Bill;

“Proceeds of Discount”	-	in relation to a Bill discounted by the Bank, the sum derived by application of the formula:-

Proceeds of Discount = FV x 36,500
(DM x R) +36,500

where: -

FV is the face value of the Bill;

DM is the number of days to maturity of the Bill; and

R is the Bank Bill Discount Rate expressed as a percentage per annum yield;

“Retiring Bills”	-	has the meaning ascribed to that term in Clause 8; and

“Rollover Date”	-	any day during the Availability Period other than the last 30 days of the Availability Period on which any Bill falls due for payment.
1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.
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2.	Utilisation of Bills Discount/Acceptance/Indorsement Facility

The Borrower shall execute such authorities as are required by the Bank before the first utilisation of the Bills Discount/Acceptance/ Indorsement Facility.

3.	Accommodation Particulars

The Accommodation Particulars to be specified in a Drawdown Notice are:-
(a)	the aggregate face value of Bills to be accepted or indorsed which shall be not less than AUD500,000 and which shall be an integral multiple of AUD100,000;

(b)	whether the Bills are to be accepted by the Bank or indorsed by the Bank; and

(c)	the term of each of the Bills (which in respect of any Accommodation Date shall be the same for all Bills referable to that Accommodation Date) being not less than 30 days nor more than 185 days);
PROVIDED THAT Bills may only be drawn to mature on a day which is a Business Day and no Bill shall have a term extending beyond the Availability Period.
4.	Outstanding Accommodation

The Outstanding Accommodation of the Bills Discount/ Acceptance/ Indorsement Facility on a particular date shall be the aggregate face value of all Bills accepted or indorsed by the Bank hereunder which shall not have been paid by such date and all Bills which are accepted as replacement Bills pursuant to Clause 6(a) on such date PROVIDED THAT such Outstanding Accommodation shall not include the aggregate face value of Retiring Bills which mature on such date.

5.	Drawings
(a)	(i)	If the Borrower specifies pursuant to Clause 3(b) that Bills are to be accepted by the Bank then not later than 12 noon (Australian City time) one Banking Day before a relevant Accommodation Date (or at such later time as may be agreed) the Borrower will deliver to the Bank at its Australian City branch (or to such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower) Bills naming the Borrower as drawer and payee (signed by the Borrower as drawer) and naming the Bank as acceptor having an aggregate face value equivalent to the amount specified pursuant to Clause 3(a) in respect of that Accommodation Date. The Bank shall insert the address of the office of the Bank at the Australian City at which Bills are to be payable and shall accept the Bills in the Australian City on the relevant Accommodation Date.
(ii)	If the Borrower specifies pursuant to Clause 3(b) that Bills are to be indorsed by the Bank then not later than 10.00 a.m. (Australian City time)
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on the relevant Accommodation Date (or at such later time as may be agreed) the Borrower will deliver to the Bank at its Australian City branch (or to such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower) Bills naming a third party or the Borrower as drawer (signed by the drawer) a third party or the Borrower as payee and a third party as acceptor (signed by the acceptor) having an aggregate face value equivalent to the amount specified pursuant to Clause 3(a) in respect of that Accommodation Date. The Bank shall indorse the Bills in the Australian City on the relevant Accommodation Date.
(b)	Not later than 10.45 a.m. (Australian City time) on the relevant Accommodation Date the Bank shall notify the Borrower of its Bank Bill Discount Rate in respect of Bills of a similar term and amount to those accepted or indorsed by it hereunder for discounting on that day. Forthwith after receipt of such notification the Borrower shall notify the Bank whether it wishes to have the Bills which have been accepted or indorsed by the Bank for discounting on that day discounted by the Bank or whether it wishes to arrange for a third party to discount such Bills.

(c)	Subject to the terms and conditions contained herein the Bank shall on any relevant Accommodation Date:-
(i)	where the Bank is to discount the Bills referred to in Clause 5(a), discount such Bills at the Bank Bill Discount Rate notified to the Borrower pursuant to Clause 5(b) and on the relevant Accommodation Date pay the aggregate Net Bill Proceeds of such Bills to the account or accounts nominated pursuant to Clause 2.01(e) of the Master Agreement; or

(ii)	where a third party is to discount such Bills, not later than 1.00 p.m. (Australian City time) on the relevant Accommodation Date make such Bills available to the Borrower at the Australian City branch of the Bank (or at such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower).
6.	Replacement Bills
(a)	Subject to Clause 2.02 of the Master Agreement, where the Bank has accepted or indorsed Bills the Bank, at the option of the Borrower, shall accept or accept and discount or indorse or indorse and discount on each Rollover Date Bills replacing those Bills having an aggregate face value equivalent to the aggregate face value of the Bills accepted or indorsed by the Bank which mature on such Rollover Date less the aggregate face value of Bills accepted or indorsed by the Bank which are or are to be retired on such date pursuant to Clause 8 (the “replacement Bills”). Subject to the provisions of this Agreement one or more replacement Bills may be drawn to replace maturing Bills accepted or indorsed by the Bank.
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(b)	Not later than 10.00 a.m. (Australian City time) two Banking Days prior to any Rollover Date (or at such later time as may be agreed) the Borrower shall by notice in writing delivered to the Australian City office of the Bank nominate the term of the replacement Bills (which shall be the same for all Bills referable to that Rollover Date) which shall be not less than 30 days nor more than 185 days. PROVIDED THAT:-
(i)	replacement Bills may only be drawn to mature on a date which is a Business, Day and no replacement Bill shall have a term which will extend beyond the Availability Period; and

(ii)	if the Borrower fails to give a notice required under this Clause 6(b) the Borrower shall be deemed, subject to Clause 6(b)(i), to have elected that replacement Bills have a term equal to the term of the Bills being replaced.
(c)	Clauses 5(a)(i) and 5(b) shall apply mutatis mutandis in relation to the preparation, delivery, execution, and acceptance or indorsement of and election as to the party to discount replacement Bills.

(d)	On each Rollover Date the Bank shall:-
(i)	where the Bank is to discount the replacement Bills, discount the replacement Bills at the Bank Bill Discount Rate notified to the Borrower pursuant to Clause 5(b) and before the close of business on the relevant Rollover Date apply the Net Bill Proceeds of each replacement Bill in or towards discharging the obligation of the Borrower to indemnify the Bank pursuant to Clause 7 in respect of the Bills accepted or indorsed by the Bank hereunder which mature on that Rollover Date; or

(ii)	where a third party is to discount the replacement Bills, not later than 1.00 p.m. (Australian City time) on the relevant Rollover Date make the replacement Bills available to the Borrower at the Australian City branch of the Bank (or at such other branch of the Bank in the Australian city as the Bank may from time to time notify to the Borrower) PROVIDED THAT the Bank shall not be obliged to make such replacement Bills available to the Borrower until such time as the Borrower has discharged its obligations under Clause 7 in respect of the Bills accepted or indorsed by the Bank hereunder which mature on that Rollover Date.
7.	Indemnity in respect of Bills

The Borrower hereby indemnifies the Bank and agrees to keep the Bank at all times indemnified against all liabilities of the Bank as acceptor or indorser of any Bill drawn by the Borrower or a third party and accepted or indorsed by the Bank hereunder. The Borrower agrees with the Bank that, as between the Bank and the Borrower, the Borrower is primarily liable in respect of Bills drawn by the Borrower or a third party and accepted or indorsed by the Bank hereunder and accordingly:-
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(a)	as between the Borrower and the Bank, the liability of the Borrower with respect to the Bills shall not be taken to have been discharged by reason of the Bank becoming the holder of any Bill before or on or after its maturity date; and

(b)	in respect of Bills accepted; by the Bank hereunder, or indorsed by the Bank and held by it at maturity, the Borrower shall not later than 1.00 p.m. (Australian City time) on each day on which each such Bill falls due for payment, pay to the Bank an amount equal to the face value thereof PROVIDED THAT where any such Bill is replaced on its Rollover Date by a further Bill which the Borrower has elected to have discounted by the Bank on that Rollover Date, the amount to be paid to the Bank pursuant to this Clause 7 shall be reduced by an amount equal to the Net Bill Proceeds of that further Bill; and

(c)	in respect of Bills indorsed by the Bank hereunder and held by a third party at maturity the Borrower shall, if demand is made upon the Bank as indorser of any such Bill by the holder of any such Bill, forthwith upon demand by the Bank pay to the Bank an amount equal to the face value thereof.
8.	Retiring Bills

The Borrower upon giving to the Bank not less than three Banking Days prior written notice (or such shorter notice as may be agreed) (such notice to be irrevocable) may elect during the Availability Period not to rollover but to retire any Bill accepted by the Bank (the “Retiring Bill”) on its maturity date. The term “Retiring Bill” shall also include any Bill which the Bank indorses pursuant to Clause 5(a)(ii). The amount representing the face value of any Retiring Bill shall continue to form part of the Accommodation Limit.

9.	Bills Discount/Acceptance/Indorsement Facility and Usage Fees

The Borrower shall pay to the Bank in relation to the Bills Discount/ Acceptance/ Indorsement Facility the fees which are specified in Part 5 of the Schedule to the Master Agreement.

10.	Authority to roll over Bills on Default

Notwithstanding any other provision of this Agreement, if the Borrower fails to make any payment due to the Bank under this Agreement in respect of Bills on the due date therefor, then the Bank may, at its option, (and is hereby irrevocably appointed the attorney of the Borrower so to do) draw and indorse on behalf of the Borrower and accept and discount or accept and arrange the discounting of Bills for such periods as in the opinion of the Bank are necessary and in such amounts as are sufficient to result in Net Bill Proceeds of an amount equal to the amount of such payment. The Proceeds of Discount of such Bills shall be applied by the Bank in payment to it of the Bills Acceptance Usage Fee payable in respect of those Bills and of an amount equal to the amount of the unpaid payment. The exercise by the Bank of its option under this clause 10 shall not act as a waiver of the Bank’s right to make a declaration under Clause 10.01 of the Master Agreement.
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For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
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FOREIGN CURRENCY ADVANCES FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3(b) to be specified in a Drawdown Notice;

“Advance”	-	each amount drawn under the Foreign Currency Advances Facility in United States Dollars;

“Applicable Rate”	-	the rate equal to the aggregate of the rate payable pursuant to Clause 5.02(b) of this Appendix and the Margin as specified in Part 5 of the Schedule to the Master Agreement;

“AUD Equivalent”	-	in respect of a USD amount, the equivalent in AUD of such USD amount converted at the Bank’s Sydney office spot rate of exchange for the purchase of United States Dollars with AUD on the relevant date. The Bank’s determination as to the Bank’s spot rate of exchange from time to time shall be conclusive in the absence of manifest error;

“Drawdown Amount”	-	in respect of each Advance, the AUD Equivalent on the Accommodation Date on which such Advance is to be or was made available of the sum in USD specified in the Drawdown Notice given pursuant to Clause 2.01 of the Master Agreement in respect of that Advance;

“Drawing”	-	each utilisation of the Foreign Currency Advances Facility as provided for in this Appendix;

“Existing Accommodation”	-	the aggregate in USD of all outstanding Accommodation Advances;

“Foreign Currency Advances Facility”	-	the agreement by the Bank hereunder to provide Advances to the Borrower.
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“Interest Period”	-	subject as provided herein, a period of between 7 and 180 days (inclusive) as selected by the Borrower in accordance with Clause 3(b)(ii) or such other periods as may be agreed;

“Repayment Date”	-	in relation to an Advance the last day of the Interest Period of that Advance; and
1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of Foreign Currency Advances Facility

The Borrower shall execute such authorities as are required by the Bank before the first utilisation of the Foreign Currency Advances Facility.

3.	Drawdown Notices
(a)	A Drawdown Notice to be given by the Borrower pursuant to Clause 2.01 of the Master Agreement with respect to a proposed utilisation of the Foreign Currency Advances Facility shall be given not later than 2.00 p.m. (local time) on the proposed Accommodation Date and may be given orally. Where a Drawdown Notice has been given by the Borrower orally the Borrower shall forthwith after the giving of such notice confirm the contents thereof in writing to the Bank.

(b)	The Accommodation Particulars to be specified in a Drawdown Notice are:-
(i)	the amount in USD of any proposed Advance which shall be an integral multiple of USD100,000;

(ii)	the duration of the Interest Period of each proposed Advance;
PROVIDED THAT Advances may only have Repayment Dates on a day which is a Business Day and no Advance shall have a Repayment Date beyond the Availability Period.
4.	Outstanding Accommodation

The Outstanding Accommodation of the Foreign Currency Advances Facility on a particular date shall be the aggregate AUD Equivalent of all Advances outstanding on such date PROVIDED THAT such outstanding Accommodation shall not include the aggregate AUD Equivalent of all Advances repaid on such date.
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5.	Drawings

5.01
(a)     Subject to the terms and conditions contained herein, the Bank shall on any relevant Accommodation Date provide Advances in USD to the Borrower in the amount and for the term specified pursuant to the relevant Drawdown Notice. The Bank shall promptly notify the Borrower of the Drawdown Amount of each Advance so made available.

(b)	(i)	In the case of a Drawdown Notice given by Simsmetal Finance Limited, all Advances shall be made available by the Bank’s Australian City office or such other office of the Bank as the Bank may from time to time notify to the Borrower.
(ii)	In the case of a Drawdown Notice given by Simsmetal USA Corporation, all Advances shall be made available by the Bank’s Overseas City office or such other office of the Bank as the Bank may from time to time notify to the Borrower.
(c)	The Bank will make each Advance available by the close of business on the relevant Accommodation Date to the USD account nominated by the Borrower in the Drawdown Notice given pursuant to Clause 2.01 of the Master Agreement in respect of that Advance.

(d)	Each Advance shall be made available for one Interest Period only. Such Interest Period shall commence on the Accommodation Date on which such Advance is made available and shall end on the Repayment Date of that Advance.

(e)	In the case of an Advance to be made available by the Bank’s Australian City office or such other office of the Bank in Australia as the Bank may from time to time notify to the Borrower, the Borrower shall ensure that the Bank has the opportunity to quote for the purchase of an Advance in Australia in the equivalent amount of AUD and, if such quote is accepted by the Borrower, the equivalent amount of such Advance shall be credited to an account of the Borrower at a branch of the Bank in Australia nominated by the Borrower. Where, pursuant to Clause 2.01(e) of the Master Agreement, the Borrower nominates an AUD account of the Borrower at a branch of the Bank in Australia as the account to which the Advance is to be paid the Borrower shall, in the absence of written instructions to the Bank to the contrary, be deemed to have instructed the Bank to convert the Advance into AUD on the basis of the Bank’s Sydney office spot selling rate of exchange for the purchase of USD with AUD on the date on which the Advance is debited to such account.
5.02	Interest
(a)	The Borrower will pay interest to the Bank in respect of each Advance:-
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(i)	where the interest rate applicable to the relevant Advance is a fixed rate, on the Repayment Date of that Advance; and

(ii)	where the interest rate applicable to the relevant Advance is a floating rate, at the end of each month throughout the Interest Period of that Advance and on the Repayment Date of that Advance.
(b)	The rate of interest applicable to an Advance shall be the rate quoted by the Bank and accepted by the Borrower prior to the provision of the relevant Advance.

(c)	The rate of interest agreed in terms of Clause 5.02(b) shall be promptly notified by the Bank to the Borrower.

(d)	Interest will be calculated on the actual number of days elapsed and on the basis of a year of three hundred and sixty (360) days.
5.03	Repayment, Cancellation
(a)	The Borrower will repay each Advance on the Repayment Date of that Advance.

(b)	Each Advance, all interest and any other moneys (other than moneys referred to in clause 12 of the Master Agreement) to become owing or payable by the Borrower to the Bank in respect of an Advance shall be repaid or paid in USD. The Borrower agrees that it shall ensure that the Bank has the opportunity to quote for the supply of any United States Dollars required by the Borrower to meet its obligations hereunder.

(c)	Notwithstanding the provisions of Clause 6.01 of the Master Agreement all payments to be made by the Borrower with respect to the Foreign Currency Advances Facility (other than moneys referred to in Clause 12 of the Master Agreement) shall be made to such USD account as is nominated by the Bank by the close of business at the branch of the Bank at which the nominated account is maintained.
5.04	Substitute Basis
(a)	Notwithstanding anything to the contrary herein contained, if at any time prior to the commencement of any Interest Period the Bank shall have determined (which determination shall be conclusive and binding upon the Borrower) that:-
(i)	it is unable or unwilling to make United States Dollars available to the Borrower free of any obligation on the part of the Borrower to deduct withholding tax from all payments to be made by the Borrower with respect thereto; or

(ii)	by reason of any change in any applicable law regulation or regulatory requirement or in its interpretation by any relevant authority charged with the administration thereof or by any relevant court or by reason of any
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change in national or international, financial, political or economic conditions or exchange controls it is impracticable for the Bank to fund or to renew an Advance in United States Dollars, the Bank shall as soon as practicable give written notice of such determination to the Borrower.
(b)	Upon a notice being given under Clause 5.04(a), the Bank and the Borrower shall negotiate in good faith with a view to agreeing an alternative method of fixing the interest rate, an alternative Interest Period for the Advance and/or an alternative lending office for the Bank.

(c)	If such agreement is not reached by the proposed Accommodation Date of the relevant Advance the Bank shall not be required to make such Advance available to the Borrower.

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
[*] Confidential Treatment Requested

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STANDBY LETTER OF CREDIT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3 to be specified in a Drawdown Notice;

“Applicable Rate”	-	the rate equal to the aggregate of [*] and the Reference Rate;

“AUD Equivalent”	-	in respect of any one currency the equivalent in AUD of a sum expressed in that currency converted at the Spot Rate of Exchange;

“Drawdown Amount”	-	in respect of a Drawing, the amount specified, pursuant to Clause 3, in the Accommodation Particulars referable to that Drawing;

“Drawing”	-	each utilisation of the Letter of Credit Facility as provided for in this Appendix;

“Existing Accommodation”	-	the aggregate, in the currencies in which they are denominated, of the face amount of each Letter of Credit Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on the relevant date.

“Letter of Credit Facility”	-	the agreement by the Bank hereunder to establish any one or more Letter of Credit Liabilities;

“Letter of Credit Liability”	-	a liability of the Bank under a letter of credit;

“Outstanding Liability”	-	each Letter of Credit Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on the date on which the Bank serves notice on the Borrower pursuant to Clause 5.02 of the Master Agreement; and

“Spot Rate of Exchange”	-	the Bank’s Australian City office spot rate of exchange for the purchase of a currency with AUD two Business Days before the relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.
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1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of Letter of Credit Facility

The Borrower shall execute such application forms and authorities as are required by the Bank before each utilisation of the Letter of Credit Facility.

3.	Accommodation Particulars

The Accommodation Particulars to be specified in a Drawdown Notice are such particulars as are required by the Bank on the application forms and authorities which the Bank requires to be completed by the Borrower prior to the establishment of the relevant Letter of Credit Liability.

4.	Outstanding Accommodation

The Outstanding Accommodation of the Letter of Credit Facility at a particular date shall be the aggregate of:
(i)	the aggregate face amount of each Letter of Credit Liability the face amount of which is denominated in AUD under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date; and

(ii)	the aggregate of the AUD Equivalents on such date of the face amount of each other Letter of Credit Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date.
5.	Drawings

Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time in its discretion impose, the Bank shall establish Letter of Credit Liabilities. All Letter of Credit Liabilities established by the Bank shall be in such form as the Bank requires and be made available by the Bank through the Australian City office of the Bank.

6.	Fees

The Borrower shall pay to the Bank such fees referable to the establishment of each Letter of Credit Liability as the Bank advises from time to time. The Borrower shall also
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pay to the Bank in respect of each Letter of Credit Liability, the Letter of Credit Facility Issue Fee specified in Part 5 of the Schedule to the Master Agreement.
7.	Inability to Establish Letter of Credit Liabilities

If:-
(a)	by reason of any applicable law, regulation, order or directive (whether or not having the force of law) or by reason of its interpretation by any governmental authority charged with the administration thereof or by any court of competent jurisdiction; or

(b)	by reason of any national or international, financial, political or economic conditions or exchange controls, the Bank is unable or unwilling to establish a Letter of Credit Liability in accordance with the applicable Drawdown Notice, the Bank shall notify the Borrower to that effect as soon as practicable and the obligation of the Bank to establish such Letter of Credit of Liability in accordance with such Drawdown Notice shall cease and the relevant Drawdown Notice shall be deemed to be revoked, whereupon the Borrower and the Bank shall negotiate in good faith with a view to agreeing an alternative basis on which the Accommodation pursuant to the Letter of Credit Facility may be provided by the Bank.
8.	Indemnity

Subject to the following provisions of this Clause, the Borrower hereby indemnifies and undertakes to keep the Bank indemnified at all times upon demand from and against all actions, proceedings, claims and demands which may be brought or made against the Bank and all losses, costs, charges, damages and expenses which the Bank may incur or sustain or for which the Bank may become liable by reason either directly or indirectly of the establishment by the Bank of a Letter of Credit Liability and the Bank is hereby irrevocably authorised and directed by the Borrower to pay forthwith on any demand appearing or purporting to be made by or on behalf of a beneficiary named as the beneficiary of a Letter of Credit Liability in accordance with the terms of the Letter of Credit any sums up to the limit of the liability stated therein which may be demanded from the Bank from time to time without any reference to or any necessity for confirmation or verification on the part of the Borrower, it being expressly agreed that any such demand shall be as between the Borrower and the Bank conclusive evidence that the sum stated therein is properly due and payable. The obligations of the Borrower shall not, provided that the Bank has exercised due care herein, be affected or in any way limited by any falsity, inaccuracy, insufficiency or forgery of or in any notice or demand pursuant to any Liability or the failure other than negligent failure of the Bank to enquire whether any notice or demand has been inaccurately transmitted or received from any cause whatsoever or has been given or sent by an unauthorised person.
[*] Confidential Treatment Requested

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For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
[*] Confidential Treatment Requested

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DOCUMENTARY CREDIT/GUARANTEE FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01 Definitions
In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3 to be specified in a Drawdown Notice;

“Applicable Rate”	-	the rate of interest equal to the aggregate of [*] and the Reference Rate;

“AUD Equivalent”	-	in respect of any one currency the equivalent in AUD of a sum expressed in that currency converted at the Spot Rate of Exchange;

“Documentary Credit/ Guarantee	-	the agreement by the Bank hereunder to establish any one or more Documentary Credit Liabilities or Guarantee Liabilities;

“Documentary Credit Liability”	-	a liability of the Bank under a documentary credit established where the Bank will retain control of the relevant goods;

“Drawdown Amount”	-	where the face amount of the relevant Liability is denominated in AUD, that amount, and where the face amount is denominated in a currency other than AUD, the AUD Equivalent of the face amount of that Liability on the date on which the Liability was or is to be established by the Bank;

“Drawing”	-	each utilisation of the Documentary Credit/Guarantee as provided for in this Appendix;

“Existing Accommodation”	-	the aggregate, in the currencies in which they are then denominated, of the face amount of each Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on the relevant date;

“Guarantee Liability”	-	a liability of the Bank under a guarantee;
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“Liability”	-	either a Documentary Credit Liability or a Guarantee Liability;

“Outstanding Liability”	-	each Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on the date on which the Bank serves notice on the Borrower pursuant to Clause 5.02 of the Master Agreement;

“Spot Rate of Exchange”	-	the Bank’s Australian City office spot rate of exchange for the purchase of a currency with AUD two Business Days before the relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.
1.02	Interpretation
Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of the Documentary Credit/Guarantee Facility

The Borrower shall execute such application forms and authorities as are required by the Bank before each utilisation of the Documentary Credit/Guarantee.

3.	Drawdown Notices and Accommodation Particulars

A Drawdown Notice to be given by the Borrower pursuant to Clause 2.01 of the Master Agreement with respect to a proposed utilisation of the Documentary Credit Facility shall be given not later than 11 a.m. (Australian City time) on the proposed Accommodation Date.

A Drawdown Notice to be given by the Borrower pursuant to Clause 2.01 of the Master Agreement with respect to a proposed utilisation of the Guarantee Facility shall be given not later than 11 a.m. (Australian City time) two Business Days prior to the proposed Accommodation Date.

The Accommodation Particulars to be specified in the Drawdown Notice are:
(a)	whether the Borrower requires the Bank to establish a Documentary Credit Liability or a Guarantee Liability; and

(b)	such particulars as are required by the Bank on the application forms and authorities which the Bank requires to be completed by the Borrower prior to the establishment of the relevant Liability.
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4.	Outstanding Accommodation

The Outstanding Accommodation of the Documentary Credit/Guarantee Facility at a particular date shall be the aggregate of:-
(i)	the aggregate face amount of each Liability the face amount of which is denominated in AUD under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date; and

(ii)	the aggregate of the AUD Equivalents on such date of the face amount of each other Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date.
5.	Drawings

Upon the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time in its discretion impose, the Bank shall establish Liabilities. All Liabilities established by the Bank shall be in such form as the Bank requires.

6.	Fees

The Borrower shall pay to the Bank such documentary establishment fees referable to the establishment of each Liability as the Bank advises from time to time. The Borrower shall also pay to the Bank in respect of each Liability the Documentary Credit /Guarantee Issue Fee specified in Part 5 of the Schedule to the Master Agreement. Such fee shall be calculated in the manner and paid at the time or times set out in such Part.

7.	Inability to Establish Liabilities

If:-
(a)	by reason of any applicable law, regulation, order or directive (whether or not having the force of law) or by reason of its interpretation by any governmental authority charged with the administration thereof or by any court of competent jurisdiction; or

(b)	by reason of any national or international, financial political or economic conditions or exchange controls, the Bank is unable or unwilling to establish a Liability in accordance with the applicable Drawdown Notice, the Bank shall notify the Borrower to that effect as soon as practicable and the obligation of the Bank to establish such Liability in accordance with such Drawdown Notice shall cease and the relevant Drawdown Notice shall be deemed to be revoked, whereupon the Borrower and the Bank shall negotiate in good faith with a view to agreeing an alternative basis on which the Accommodation pursuant to the Documentary Credit/Guarantee Facility requested by the Borrower may be provided by the Bank.
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8.	Indemnity

Subject to the following provisions of this Clause, the Borrower hereby indemnifies and undertakes to keep the Bank indemnified at all times upon demand from and against all actions, proceedings, claims and demands which may be brought or made against the Bank and all losses, costs, charges, damages and expenses which the Bank may incur or sustain or for which the Bank may become liable by reason either directly or indirectly of the establishment by the Bank of a Liability at the request of the Borrower and the Bank is hereby irrevocably authorised and directed by the Borrower to pay forthwith on any demand appearing or purporting to be made by or on behalf of a beneficiary named as the beneficiary of a Liability any sums up to the limit of the liability stated therein which may be demanded from the Bank from time to time without any reference to or any necessity for confirmation or verification on the part of the Borrower, it being expressly agreed that any such demand shall be as between the Borrower and the Bank conclusive evidence that the sum stated therein is properly due and payable. The obligations of the Borrower shall not, provided that the Bank has exercised due care herein, be affected or in any way limited by any falsity, inaccuracy, insufficiency or forgery of or in any notice or demand pursuant to any Liability or the failure other than negligent failure of the Bank to enquire whether any notice or demand has been inaccurately transmitted or received from any cause whatsoever or has been given or sent by an unauthorised person.

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
[*] Confidential Treatment Requested

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AMORTISING USD TERM LOAN FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3(b) to be specified in a Drawdown Notice;

“Advance”	-	the amount drawn under the Amortising USD Term Loan Facility in United States dollars equivalent to AUD35,000,000 (which amount, for the purposes of clarification, is not to be reduced by any repayment under this Appendix);

“Applicable Rate”	-	the rate equal to the aggregate of the rate payable pursuant to Clause 5(b) of this Appendix and the Margin;

“AUD Equivalent”	-	in respect of a USD amount, the equivalent in AUD of such USD amount converted at the Bank’s Sydney office spot rate of exchange for the purchase of United States Dollars with AUD on the relevant date. The Bank’s determination as to the Bank’s spot rate of exchange from time to time shall be conclusive in the absence of manifest error;

“Bank’s Lending Office”	-	in the case of that portion of the Advance made available to Simsmetal Finance Limited, the branch of the Bank situated at 48 Martin Place, Sydney or such other office located in Australia which the Bank may in its absolute discretion determine; in the case of that portion of the advance made available to Simsmetal USA Corporation, the branch of the Bank situated at Suite 700, 600 Wiltshire Boulevard, Los Angeles or such other office located in the United States which the Bank may in its absolute discretion determine;
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“Dividends”	-	means in any financial year, with respect to the Sims Group, the sum of dividends declared and paid by Members to entities other than Members;

“Drawdown Amount”	-	AUD10,000,000.00;

“Drawdown Period”	-	the period from the date of this Agreement up to and including 31 December 1991;

“Drawing”	-	utilisation of the Amortising USD Term Loan Facility as provided for in this Appendix;

“Excess Operating Cash Flow”	-	means for any financial year, with respect to the Sims Group, the amount by which Operating Cash Flow exceeds the aggregate of Dividends and the amount of the Scheduled Payment payable on the next Scheduled Payment Date (and the amount of the Additional Scheduled Payment, if any, payable on the next Additional Scheduled Payment Date, if any);

“Existing Accommodation”	-	the amount in USD of the Advance less the aggregate of repayments made under Clause 7 of this Appendix;

“Interest Determination Date”	-	the second Business Day prior to the commencement of each Interest Period;

“Interest Payment Date”	-	each day on which interest is required to be paid by the Borrower in accordance with Clause 5(a);

“Interest Period”	-	the period from the date hereof until 30 January 1992 and thereafter the period from one Interest Payment Date to the next Interest Payment Date;

“Mandatory Repayment”	-	a repayment of the Advance (or part thereof) required under Clause 7(c);

“Optional Repayment’	-	a repayment of the Advance (or part thereof) which may be made under Clause 7(e);

“Schedule”	-	the schedule to this Appendix;

‘Scheduled Repayment”	-	a repayment of the Advance (or part thereof) required under Clause 7(b)(i) or (ii);

“Scheduled Repayment Date”	-	has the meaning described in Clause 7(b)(i) or (ii);
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“Spot Rate of Exchange”	-	the Bank’s Australian City office spot rate of exchange for the purchase of United States Dollars with AUD two Business Days before the relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.

“USD Equivalent”	-	in respect of an AUD amount, the equivalent in USD of such AUD amount converted at the Bank’s Sydney Office spot rate of exchange for the purchase of AUD with USD on the relevant date. The Bank’s determination as to the Bank’s spot rate of exchange from to time shall be conclusive in the absence of manifest error.
1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of the Amortising USD Term Loan Facility

The Borrower shall execute such authorities as are required by the Bank before utilisation of the Amortising USD Term Loan Facility.

3.	Drawdown Notice

Only two Drawdown Notices may be given by the Borrower pursuant to Clause 2.01 of the Master Agreement with respect to the utilisation of the Amortising USD Term Loan Facility. If the Borrower elects to give such Drawdown Notices they must be given not later than 2.00 p.m. (Sydney time) on the date of this Agreement and:
(a)	One Accommodation Notice must be given by Simsmetal Finance Limited specifying the Accommodation to be granted to it as being a portion of the Advance in the amount of the USD Equivalent of AUD10,000,000;

(b)	One Accommodation Notice must be given by Simsmetal USA Corporation specifying the Accommodation to be granted to it as being a portion of the Advance in the amount of the USD Equivalent of AUD25,000,000;

(c)	Each Accommodation Notice must specify the Accommodation Date as the date of this Agreement (such specification to which the Bank agrees).
4.	Outstanding Accommodation

The Outstanding Accommodation of the Amortising USD Term Loan Facility on a particular date shall be the AUD Equivalent of the Advance.
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5.	Interest
(a)	The Borrower will pay interest on the Existing Accommodation calculated from the date the Advance is drawn down. Interest shall be payable on each Interest Payment Date, the first Interest Payment Date being 30 January 1992 and each subsequent Interest Payment Date falling three calendar months after the preceding Interest Payment Date and on the last day of the Availability Period or the date the Advance is fully repaid (whichever is the first to occur). If any Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next Business Day unless it would thereby fall in the next calendar month; in such event, the Interest Payment Date shall be the immediately preceding Business Day and each subsequent Interest Payment Date (except where such subsequent Interest Payment Date is the date the Advance, is fully repaid or the date of the end of the Term) shall be the last Business Day of the third consecutive calendar month after the calendar month in which the preceding Interest Payment Date shall have fallen.

(b)	In relation to that portion of the Advance to be granted to Simsmetal Finance Limited, the rate of interest from time to time payable in respect of the relevant Existing Accommodation shall be determined by the Bank, on each Interest Determination Date as being:-
(i)	[*] per annum above the Singapore Inter-Bank Offered Rate (“SIBOR”) figure quoted to the Bank for deposits of USD in the Singapore Inter-Bank Market at or about 11.00 am Sydney time on the relevant Interest Determination Date for a period equal to or approximately equal to the Interest Period for the relevant Existing Accommodation and for an amount equal to or approximately equal to the amount of the relevant Existing Accommodation; or

(ii)	if on any Interest Determination Date the SIBOR figure referred to in sub-paragraph (i) above is unavailable, the rate of interest for the relevant Interest Period shall be [*] per annum above the London Inter-Bank Offered Rate (“LIBOR”) figure quoted to the Bank for deposits of USD in the London Inter-Bank Market at or around 11.00 am London time on the relevant Interest Determination Date for a period equal to or approximately equal to the Interest Period for the relevant Existing Accommodation and for an amount equal to or approximately equal to the amount of the relevant Existing Accommodation; or

(iii)	if on any Interest Determination Date both the SIBOR figure referred to in sub-paragraph (i) above and LIBOR figure referred to in sub-paragraph (ii) above are unavailable, the rate of interest for the relevant Interest Period shall be the USD Deposit Rate as shown on the Reuters Screen page CBAC at 11.00 am Sydney time on the relevant Interest Determination Date for a period equal to or approximately equal to the Interest Period for the relevant Existing Accommodation and for an
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amount equal to or approximately equal to the amount of the relevant Existing Accommodation.
(c)	In relation to that portion of the portion of the Advance to be granted to Sims USA Corporation, the rate of interest from time to time payable in respect of the Existing Accommodation shall be determined by the Bank, on each Interest Determination Date as being:-
(i)	[*] per annum above the London Inter-Bank Offered Rate (“LIBOR”) figure quoted to the Bank for deposits of USD in the London Inter-Bank Market at or around 11.00 am London time on the relevant Interest Determination Date for a period equal to or approximately equal to the Interest Period for the relevant Existing Accommodation and for an amount equal to or approximately equal to the amount of the relevant Existing Accommodation; or

(ii)	if on any Interest Determination Date the LIBOR figure referred to in sub-paragraph (i) above is unavailable, the rate of interest for the Relevant Interest Period shall be [*] per annum above the New York Inter-Bank Offered Rate (“NYBOR”) figure quoted to the Bank for deposits of USD in the New York Inter-Bank Market at or around 11.00 am New York time on the relevant Interest Determination Date for a period equal to or approximately equal to the Interest Period for the relevant Existing Accommodation and for an amount equal to or approximately equal to the amount of the relevant Existing Accommodation; or

(iii)	if on any Interest Determination Date both the LIBOR figure referred to in sub-paragraph (i) above and NYBOR figure referred to in sub-paragraph (ii) above are unavailable, the rate of interest for the relevant Interest Period shall be the USD Deposit Rate as shown on the Reuters Screen page CBAC at 11.00 am Sydney time on the relevant Interest Determination Date for a period equal to or approximately equal to the Interest Period for the relevant Existing Accommodation and for an amount equal to or approximately equal to the amount of the relevant Existing Accommodation.
In these Clauses 5(b) and (c) “relevant Existing Accommodation” means: on the first Interest Determination Date, the relevant portion of the Advance; and on each subsequent Interest Determination Date, the Existing Accommodation of the relevant portion of the Advance.

(d)	The rate of interest calculated as in sub-clause 3(b) and (c) above shall apply to the Interest Period immediately following the Interest Determination Date and shall be promptly notified in writing by the Bank to the Borrower.

(e)	Interest will be calculated on the actual number of days elapsed and on the basis of the year of three hundred and sixty (360) days.
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6.	Fees

The Borrower shall pay to the Bank in relation to the USD Amortising Term Loan Facility the fees which are specified in Part 5 of the Schedule to the Master Agreement.

7.	Repayment
(a)	(i)	Subject to any provision of the Master Agreement or this Appendix the Borrower will repay the Existing Accommodation at the end of the Availability Period.
(ii)	The Existing Accommodation, all interest and any other moneys owing or payable in respect of the Existing Accommodation by the Borrower to the Bank pursuant to this Appendix will be repaid or paid at the due date for payment of those moneys in USD in immediately available funds not later than 10.00 am (local time) to the relevant Bank’s Lending Office. The Borrower agrees that it will use its reasonable endeavours to ensure that the Bank has the opportunity to quote for the supply of any USD required by the Borrower to meet its obligations under this Agreement.

(iii)	All payments to be made by the Borrower under this Agreement will be made without any set-off or counter-claim.
(b)	Scheduled Repayments
(i)	On each of the dates (each a “Scheduled Repayment Date”) set out in Column I of the Schedule the Borrower will make a repayment of capital of the Existing Accommodation to the Bank of the amount (each a “Scheduled Repayment”) set opposite each Scheduled Repayment Date in Column II of the Schedule.

(ii)	Subject to Clause 7(b)(iii) if the cash flows, budget figures and other management accounts provided to the Bank pursuant to Clause 6.1 of the Negative Pledge Agreement show that for any of the years ending 31 October 1993, 31 October 1994, 31 October 1995 and 31 October 1996:-
(a)	there is sufficient Operating Cash Flow to enable the Scheduled Repayment of AUD2,500,000 next due in accordance with Clause 7(b)(i) to be paid by two instalments on 1 May and 31 October each year; and

(b)	such payments would not adversely effect the Sims Group’s ability to meet its budgeted capital expenditure, investment and other expenses (whether of a capital or income nature) for that year, the Borrower must, if the Bank by written notice at any time prior to 30 April in that year requires, pay to the Bank the Scheduled Repayment next due in accordance with Clause 7(b)(i) by two equal instalments, the first
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on the later of 1 May and the date which is 14 days after notification from the Bank and the second on 31 October in that year.

(iii)	The Bank must consult with the Borrower before issuing any notice pursuant to Clause 7(b)(ii) and may not issue such a notice if the Borrower is able to show to the Bank’s satisfaction (in its absolute discretion) that notwithstanding the management accounts such payment would adversely effect the Sims Group’s ability to meet its budgeted capital expenditure, investment and other income and capital expenses for that year.
(c)	Mandatory Repayments

Where an Excess Operating Cash Flow results in any one financial year (excluding the financial year ending 30 June 1992), the Borrower will make a repayment of capital of the Advance to the Bank of an amount (each a “Mandatory Repayment”) calculated as follows:-
(i)	for the year ending 31 October 1993, the USD Equivalent of 25% of the Excess Operating Cash Flow or the USD Equivalent of AUD1.25 million, whichever is the lesser; and

(ii)	for each year thereafter, the USD Equivalent of 50% of the Excess Operating Cash Flow or the USD Equivalent of AUD2,500,000 whichever is the lesser.
Payments under Clause 7(c)(i) and (ii) above are to be applied firstly against the Scheduled Repayment payable on 31 October 1996 until that amount is repaid and thereafter, in order, against the Scheduled Repayments payable on 31 October 1995, 31 October 1994, 31 October 1993 and 31 October 1992 as set out in the Schedule respectively until such amounts are repaid such that payments so appropriated will reduce the Scheduled Repayments payable on each respective Scheduled Repayment Date against which payments have been so appropriated and like appropriations will be made against repayment obligations of the Borrower under Clause 7(b)(ii).
Mandatory Repayments are to be made within 30 days after completion of the audited annual statements of the Borrower.
(d)	Deferral

Notwithstanding anything in Clause 7(b) above, if:-
(i)	the Borrower, is able to show to the Bank’s satisfaction (in its absolute discretion) that making the whole or part of a Scheduled Repayment pursuant to Clause 7(b) (i) and (ii) would have a material adverse impact on the Sims Group businesses or their development; and
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(ii)	the Borrower has pursuant to Clause 7(c) made payments in the same financial year as the Scheduled Repayment referred to in Clause 7(d)(i) above was to have been made which are not less than the amount of the Scheduled Repayment, the Borrower may defer the whole or any part of the said Scheduled Repayment required to be paid under Clause 7(b) (i) or (ii) above for a period of twelve months.

(e)	Optional Repayments

The Borrower may elect on any Interest Payment Date to make a repayment of capital of the Existing Accommodation to the Bank (each an “Optional Repayment”) provided that:-
(i)	any such repayment must be in a minimum amount of USD1,000,000 and be an integral multiple of USD1,000,000; and

(ii)	thirty (30) calendar days prior written notice of the proposed repayment must be given to the Bank at the Bank’s Lending Office which notice shall be irrevocable.
The amount of any Optional Repayment shall be applied against the immediately next occurring Scheduled Repayment (or additional Scheduled Repayment, if any) and thereafter against successive Schedule Repayments (or additional Scheduled Repayments, if any).
(f)	Any repayment made under this Clause 7 will reduce the Accommodation Limit by the amount of the repayment.
8.	RBA Approval

The Borrower will obtain all necessary approvals from the Reserve Bank of Australia with regard to any Exchange Control restrictions for any Existing Accommodation or otherwise PROVIDED THAT if at any time in relation to any payment becoming due (whether of principal or interest) Exchange Control restrictions imposed by the Reserve Bank of Australia shall prohibit that payment being made in accordance with Clause 7(a)(ii) of this Appendix and Clause 6 of the Master Agreement the Borrower shall make reasonable efforts to remove that prohibition and if unsuccessful therein shall (unless otherwise requested by the Bank) on the due date in the case of principal or within three days of the due date in the case of interest deposit with the Bank at the Sydney branch of the Bank that amount of Australian Dollars as would purchase the required amount of United States Dollars at the Bank’s Sydney office spot selling rate of exchange for the purchase of USD with AUD on the day the deposit is made or if there is no such rate quoted by the Bank on that day then at such rate last quoted by the Bank and immediately upon such prohibition being lifted (in whole or in part) and the Bank being able to quote a rate for sale of United States Dollars the Borrower shall purchase and shall be permitted
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to use the aforesaid deposit in or towards the purchase from the Bank of the required amount of USD at the Bank’s Sydney office spot selling rate of exchange for the purchase of USD, with AUD two Business Days prior to the date the remittance is made of so much of the relevant payment (together with additional interest accrued thereon) as can then be lawfully remitted.

SCHEDULE
COLUMN II
USD EQUIVALENT
COLUMN I	OF AUD $ MILLION
31 October 1992	2.5
31 October 1993	2.5
31 October 1994	2.5
31 October 1995	2.5
31 October 1996	25.0

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
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FOREIGN BILLS NEGOTIATED FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3 to be specified in a Drawdown Notice;

“Applicable Rate”	-	the rate equal to the aggregate of the rate payable pursuant to Clause 6 of this Appendix and the Margin as specified in Part 5 of the Schedule to the Master Agreement;

“AUD Equivalent”	-	in respect of any one currency, the equivalent in AUD of the sum expressed in that currency converted at the Bank’s Spot Rate of Exchange;

“Drawdown Amount”	-	in respect of a Foreign Bill, the AUD Equivalent of the Proceeds of Negotiation of such Foreign Bill;

“Drawing”	-	each utilisation of the Foreign Bills Negotiated Facility as provided for in this Appendix;

“Existing Accommodation”	-	the aggregate, in the currencies in which they are then denominated, of the Proceeds of Negotiation of each Foreign Bill negotiated by the Bank hereunder in respect of which the Bank has not been reimbursed;

“Foreign Bill”	-	a negotiable instrument (whether clean or documentary) where the party named as drawee is not a resident of Australia which is in a form satisfactory to the Bank;

“Foreign Bills Negotiated Facility”	-	the agreement by the Bank hereunder to negotiate Foreign Bills;

“Proceeds of Negotiation”	-	the sum paid to the Borrower being the proceeds of negotiation of a Foreign Bill negotiated pursuant to the Foreign Bills Negotiated Facility; and
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“Spot Rate of Exchange”	-	the Bank’s Sydney office spot rate of exchange for the purchase of the relevant currency with AUD two Business Days before the relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.
1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of Foreign Bills Negotiated Facility

The Borrower shall execute such application forms and authorities as are required by the Bank before each utilisation of the Foreign Bills Negotiated Facility.

3.	Accommodation Particulars

The Accommodation Particulars to be specified in a Drawdown Notice are such particulars as are required by the Bank on the application forms and authorities which the Bank requires to be completed by the Borrower prior to the establishment of the relevant Foreign Bill.

4.	Outstanding Accommodation

The Outstanding Accommodation of the Foreign Bills Negotiated Facility on a particular date shall be the aggregate AUD Equivalent on such date of the Proceeds of Negotiation of each Foreign Bill negotiated by the Bank hereunder in respect of which the Bank has not been reimbursed on such date.

5.	Drawings

Upon the Bank’s usual terms and conditions and the terms and conditions of this Agreement, the Bank shall negotiate Foreign Bills duly presented to the Bank for negotiation under the terms of this Agreement and shall pay the Proceeds of Negotiation to the account or accounts nominated pursuant to Clause 2.01(e) of the Master Agreement.

6.	Interest

The Borrower shall pay to the Bank interest on the Proceeds of Negotiation of each Foreign Bill negotiated hereunder for the period from the date of negotiation until the date of reimbursement at the rate quoted by the Bank and accepted by the Borrower prior to negotiation of the Foreign Bill by the Bank.
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7.	Fees

The Borrower shall pay to the Bank the Bank’s usual fees for negotiating Foreign Bills.

8.	Indemnity

The Borrower hereby indemnifies the Bank and agrees to keep the Bank at all times indemnified against any loss or expense incurred by the Bank if a Foreign Bill negotiated hereunder is not paid according to its tenor.

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
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USD OVERDRAFT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3 to be specified in a Drawdown Notice;

“Advance”	-	each amount drawn on the USD Overdraft Account;

“Applicable Rate”	-	the rate equal to the aggregate of the Margin as specified in Part 5 of the Schedule to the Master Agreement and the US Reference Rate plus [*] per annum;

“AUD Equivalent”	-	in respect of USD, the equivalent in AUD of a sum of USD converted at the Spot Rate of Exchange;

“Drawdown Amount”	-	in respect of an Advance, the AUD Equivalent of the amount specified in the Accommodation Particulars of that Advance;

“Drawing”	-	each utilisation of the USD Overdraft Facility as provided for in this Appendix;

“Existing Accommodation”	-	the debit balance existing in the USD Overdraft Account on the relevant date;

“Spot Rate of Exchange”	-	the Bank’s Sydney office spot rate of exchange for the purchase of USD with AUD two Business Days before a date upon which an AUD Equivalent is to be calculated. The Bank’s determination of such rate of exchange from time to time shall be conclusive in the absence of manifest error;

“USD Overdraft Account”	-	the account in the name of the Borrower referable to the USD Overdraft Facility; and

“USD Overdraft Facility”	-	the agreement by the Bank hereunder to provide Advances.
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1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of USD Overdraft Facility

The Borrower shall execute an account authority and signature card as required by the Bank before the first utilisation of the USD Overdraft Facility.

3.	Accommodation Particulars

The Accommodation Particulars to be specified in a Drawdown Notice are the amount in USD of any proposed Advance.

4.	Outstanding Accommodation

The Outstanding Accommodation of the USD Overdraft Facility on a particular date shall be the AUD Equivalent of the debit balance existing in the USD Overdraft Account on such date.

5.	Drawings

Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances shall be made available on the relevant Accommodation Date. Each Advance shall be made by the office of the Bank’s main branch in the Overseas City or such other office as the Bank may in its absolute discretion determine.

6.	Interest

Interest on the USD Overdraft Account shall be computed daily on the basis of a 360 day year and shall be payable at such time and from time to time as required by the Bank. The rate of interest shall be the US Reference Rate plus [*] per annum. Any change in such rate shall take effect at the opening of business on the effective date of such change.

7.	Fees

The Borrower shall pay to the Bank in relation to the USD Overdraft Facility the fees which are specified in Part 5 of the Schedule to the Master Agreement.

8.	Payment of Interest and Fees

The Bank may debit any amount payable pursuant to Clauses 6 or 7 of this Appendix to the USD Overdraft Account and any such debiting shall be deemed, without the necessity for the giving of a Drawdown Notice, to be an Advance.

9.	Repayment
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(a)	Notwithstanding any other provision of this Agreement the Existing Accommodation of the USD Overdraft Facility shall be payable by the Borrower on demand by the Bank within seven (7) days of the service of the notice. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify the Borrower that the obligation of the Bank to provide any further Accommodation hereunder is cancelled forthwith, whereupon the same shall be so cancelled forthwith.

(b)	Subject to clause 9(a) the Borrower may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation shall be repaid in full not later than the last day of the Availability Period.
10.	Payments

All payments by the Borrower in respect of the USD Overdraft Facility shall be made in USD.

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
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USD REVOLVING ADVANCE FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION and COMMONWEALTH BANK OF AUSTRALIA.
1.01	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:-

“Accommodation Particulars”	-	the particulars required, pursuant to Clause 3 to be specified in a Drawdown Notice;

“Advance”	-	each amount drawn on the USD Revolving Advance Account;

“Applicable Rate”	-	the rate equal to the aggregate of the Margin as specified in Part 5 of the Schedule to the Master Agreement and the US Reference Rate plus [*] per annum;

“AUD Equivalent”	-	in respect of USD, the equivalent in AUD of a sum of USD converted at the Spot Rate of Exchange;

“Drawdown Amount”	-	in respect of an Advance, the AUD Equivalent of the amount specified in the Accommodation Particulars of that Advance;

“Drawing”	-	each utilisation of the USD Revolving Advance Facility as provided for in this Appendix;

“Existing Accommodation”	-	the debit balance existing in the USD Revolving Advance Account on the relevant date;

“Spot Rate of Exchange”	-	the Bank’s Sydney office spot rate of exchange for the purchase of USD with AUD two Business Days before a date upon which an AUD Equivalent is to be calculated. The Bank’s determination of such rate of exchange from time to time shall be conclusive in the absence of manifest error;

“USD Revolving Advance Account”	-	the account in the name of the Borrower referable to the USD Revolving Advance Facility; and
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“USD Revolving Advance Facility”	-	the agreement by the Bank hereunder to provide Advances.
1.02	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in Clause 1.01 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	Utilisation of USD Revolving Advance Facility

The Borrower shall execute an optional advance note required by the Bank before the first utilisation of the USD Revolving Advance Facility.

3.	Accommodation Particulars

The Accommodation Particulars to be specified in a Drawdown Notice (which may take the form of an oral or written request by an authorised officer of the Borrower made pursuant to an optional advance note) are the amount in USD of any proposed Advance.

4.	Outstanding Accommodation

The Outstanding Accommodation of the USD Revolving Advance Facility on a particular date shall be the AUD Equivalent of the debit balance existing in the USD Revolving Advance Account on such date.

5.	Drawings

Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances shall be made available on the relevant Accommodation Date. Each Advance shall be made by the office of the Bank’s main branch in the Overseas City or such other office as the Bank may in its absolute discretion determine.

6.	Interest

Interest on the USD Revolving Advance Account shall be computed daily on the basis of a 360 day year and shall be payable at such time and from time to time as required by the Bank. The rate of interest shall be the US Reference Rate plus [*] per annum. Any change in such rate shall take effect at the opening of business on the effective date of such change.

7.	Fees

The Borrower shall pay to the Bank in relation to the USD Revolving Advance Facility the fees which are specified in Part 5 of the Schedule to the Master Agreement.
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8.	Payment of Interest and Fees

The Bank may debit any amount payable pursuant to Clauses 6 or 7 of this Appendix to the USD Revolving Advance Account and any such debiting shall be deemed, without the necessity for the giving of a Drawdown Notice, to be an Advance.

9.	Repayment
(a)	Notwithstanding any other provision of this Agreement the Existing Accommodation of the USD Revolving Advance Facility shall be payable by the Borrower on demand by the Bank within seven (7) days of the service of the notice. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify the Borrower that the obligation of the Bank to provide any further Accommodation hereunder is cancelled forthwith, whereupon the same shall be so cancelled forthwith.

(b)	Subject to Clause 9(a) the Borrower may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation shall be repaid in full not later than the last day of the Availability Period.
10.	Payments

All payments by the Borrower in respect of the USD Revolving Advance Facility shall be made in USD.

For and on behalf of	For and on behalf of
SIMSMETAL FINANCE LIMITED	COMMONWEALTH BANK OF AUSTRALIA

For and on behalf of
SIMSMETAL USA CORPORATION
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Commonwealth Bank of Australia
ACN 123 123 124
Corporate Centre Sydney NSW

Level 4	PO Box 2719	Telephone (02) 227 3118
48 Martin Place	Sydney	Facsimile (02) 227 5081
Sydney	New South Wales 2001	Telex AA 120345
New South Wales 2000		Cable Comtrabank
Australia		DX 1020 Sydney
General Manager
Finance & Administration
Level 6
Simsmetal House
41 McLaren Street
NORTH SYDNEY NSW 2060
Attention: Mr Ross Cunningham
4 February 1993
Dear Sir
AUD 57.5M Credit Facilities — Transaction Documents
We refer to recent discussions and confirm the following amendments to transaction documents relative to the above facilities.
NEGATIVE PLEDGE DEED DATED 29 OCTOBER 1991 BETWEEN COMMONWEALTH BANK OF AUSTRALIA (“THE BANK”), SIMSMETAL LIMITED AND THE COMPANIES NAMED IN SCHEDULE 1 OF THE NEGATIVE PLEDGE DEED.
Subject to conditions stipulated below, the Bank agrees to amendment of the Negative Pledge Deed as follows:
Clause 4 (e) and (f)
Clause 4(e) and (f) are amended by the insertion in the first sentence of each clause immediately after the words “The ratio of Operating Cash Flow ... “ the words “ ... plus cash on hand at the beginning of the 12 months period ...”.
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2

FACILITY AGREEMENT DATED 29 OCTOBER 1991 BETWEEN COMMONWEALTH BANK OF AUSTRALIA (“THE BANK”), SIMSMETAL FINANCE LIMITED AND SIMSMETAL USA CORPORATION.
Subject to the conditions stipulated below, the Bank agrees to amendment of the Facility Agreement as follows:
1.	Part 4 of the Schedule to the Facility Agreement is amended as follows:

Column 1	Column 2
Facilities	Accommodation Limit
(b) AUD Overdraft Facility:	Delete AUD3,000,000
Insert AUD1,000,000
2.	Part 5 of the Schedule to the Facility Agreement is amended as follows:
a)	Line Fee delete [*] in line four of paragraph a(i) and insert [*] in lieu.
The Bank’s agreement to the above amendments is conditional upon acceptance of this letter by the companies named in the Schedule within 14 days of the sale hereof. Acceptance is to be indicated by execution on behalf of the said companies on the duplicate of this letter attached hereto and return thereof to our office at Level 4, 48 Martin Place, Sydney.
Yours sincerely
G N Emerson
Senior Manager, Corporate (NSW)
[*] Confidential Treatment Requested

SCHEDULE
•	Simsmetal Finance Limited — ACN 052 931 218

•	Simsmetal Holdings Pty Limited — ACN 000 021 563

•	Sims Products Holdings Pty Limited — ACN 000 090 479

•	Universal Inspection & Testing Co Pty Limited — ACN 000 554 656

•	Simsmetal Services Pty Limited — ACN 000 166 987

•	Simsmetal (Qld) Pty Limited — ACN 009 667 752

•	H & D Metals Pty Limited — ACN 004 332 870

•	Simsmetal USA Corporation

•	Sims Asia Holdings Limited

•	Simsmetal Limited (Hong Kong)

•	LMC International, Inc

•	Simsmetal Limited — ACN 008 634 526
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 14 MARCH, 1994
SIMSMETAL FINANCE LIMITED
A.C.N. 052 931 218
SIMSMETAL USA CORPORATION
AND
COMMONWEALTH BANK OF AUSTRALIA
A.C.N. 123 123 124

AMENDING AGREEMENT

L E TAYLOR
Solicitor
Tenth Floor
Bank House
309 George Street
SYDNEY NSW 2000
Telephone: 227-4720
Reference: RPR — 1103m
DX 1440 SYDNEY
Facsimile: 227 4792
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1.

AMENDING AGREEMENT
THIS AGREEMENT is made on the 14th day of March, 1994
BETWEEN
SIMSMETAL FINANCE LIMITED A.C.N. 052 931 218 of Level 6, 41 McLaren Street, North Sydney; SIMSMETAL USA CORPORATION a company incorporated in the State of Delaware, United States of America and having an office at 600 South Fourth Street, Richmond, California (individually and collectively known as the “Borrower”)
AND
COMMONWEALTH BANK OF AUSTRALIA A.C.N. 123 123 124 of 48 Martin Place, Sydney, (“Bank”)
RECITES:-
A.	By an agreement dated 29 October 1991 (the “Original Agreement”) between the Borrower and the Bank, the Bank agreed to provide certain financial accommodation to the Borrower on the terms and conditions set out in the Original Agreement.

B.	By letter dated 4 February 1993 from the Bank, the Original Agreement was varied as set out in that letter.

C.	The parties have agreed to vary the Original Agreement upon the terms and conditions set out in this agreement.
WITNESSES:-
1.	DEFINITIONS

1.1	Unless the context otherwise requires, defined terms in the Original Agreement shall have the same meaning when used in this agreement.

2.	VARIATION

2.1	Part 1 of the Schedule of the Original Agreement shall be amended by deleting “AUD60,000,000” and inserting in lieu “AUD25,000,000 and the AUD equivalent of USD25,000,000”.

2.2	Part 4 of the Schedule of the Original Agreement shall be amended as follows:-
(a)	In column 2 of paragraph (b) the words “AUD3,000,000” shall be deleted and the words “AUD1,000,000” inserted in lieu;
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2.

(b)	In column 2 of paragraph (i) the words “Balance of Accommodation” shall be deleted and the words “the AUD Equivalent of USD 25,000,000” shall be inserted in lieu.
2.3	Part 5 of the Schedule of the Original Agreement shall be amended as follows:-
(a)	in paragraph (a)(i) the figures [*] shall be deleted and the figures [*] shall be inserted in lieu and on the sixth line of that paragraph “(i)” shall be deleted and “(h)” inserted in lieu;

(b)	renumbering the existing paragraph (a)(ii) as “(iii)” and inserting a new paragraph (a)(ii) as follows:-
“(ii)	On and from 1 February 1994, a line fee calculated and payable quarterly in advance at the rate of [*] per annum on USD25,000,000 (as reduced by the amount of any cancellation under Clause 4 in respect of the Facility numbered (i) in Parts 2, 3 and 4 of the Schedule)”;
(c)	in paragraph (d) the words [*] shall be deleted and the words [*] shall be inserted in lieu;

(d)	in paragraph (g) the words [*] shall be deleted and the words [*] shall be inserted in lieu.
2.4	The Amortising USD Term Loan Facility Appendix of the Original Agreement shall be deleted and all drawings under that Facility shall be deemed to be drawings under the USD Revolving Advance Facility on and from the date of this agreement.

2.5	Clause 5.02 of the Original Agreement shall be amended by deleting the words “Amortising USD Term Loan Facility” and inserting in lieu “USD Revolving Advance Facility”.

3.	CONFIRMATION

In all other respects the parties confirm the terms and conditions of the Original Agreement as varied by the letter referred to in Recital B.

4.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of New South Wales and the parties agree to submit to the non-exclusive jurisdiction of the courts of New South Wales and any courts of appeal from them.
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3.

EXECUTED as an agreement

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
)
its duly authorised attorney under power	)
of attorney dated who by his execution hereof	)
certifies that he has no notice of the revocation of the	)
said power of attorney and in the presence of	)
)

Signature of Witness

Name of Witness
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4.

SIGNED for and on behalf of	)
SIMSMETAL FINANCE LIMITED by	)
)
its duly authorised attorney under power	)
of attorney dated who by his execution hereof certifies that	)
he has no notice of the revocation of the said power of attorney	)
and in the presence of	)
)

Signature of Witness

Name of Witness

SIGNED for and on behalf of	)
SIMSMETAL USA CORPORATION by	)
)
its duly authorised attorney under power	)
of attorney dated who by his execution hereof certifies	)
that he has no notice of the revocation of the said power of attorney	)
and in the presence of	)
)

Signature of Witness

Name of Witness
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 28 APRIL 1994
SIMSMETAL FINANCE LIMITED
SIMSMETAL USA CORPORATION
and
SIMSMETAL UK LIMITED
and
COMMONWEALTH BANK OF AUSTRALIA

SECOND AMENDING AGREEMENT

L E Taylor
Solicitor
10th Floor
309 George Street
SYDNEY NSW 2000
Tel:      (02) 378 4720
Fax:      (02) 378 4792
[*] Confidential Treatment Requested

SECOND AMENDING AGREEMENT
THIS AGREEMENT is made on the 28th day of April 1994
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 MacLaren Street, North Sydney, SIMSMETAL USA CORPORATION a company incorporated in the State of Delaware, United States of America and having an office at 600 South Fourth Street, Richmond, California (individually and collectively known as the “Borrower”)
AND
SIMSMETAL UK LIMITED a company incorporated in the United Kingdom and having an office at Blackpool Works, Blackpool Road, Peckham, London SE15 3SU (the “Additional Borrower”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place Sydney (the “Bank”)
RECITES:-
A.	By an agreement dated 29 October 1991 (“Original Agreement”) between the Borrower and the Bank, the Bank agreed to provide certain financial accommodation to the Borrower on the terms and conditions set out in the Original Agreement.

B.	By a letter dated 4 February 1993 from the Bank, the Original Agreement was varied as set out in that letter.

C.	By an Amending Agreement dated 14 March 1994 between the Borrower and the Bank, the Original Agreement was further varied as set out in the terms of that agreement.

D.	The parties have agreed to vary the Original Agreement again on the terms and conditions set out in this Agreement.
WITNESSES
1.	DEFINITIONS

Unless the context otherwise requires, defined terms in the Original Agreement shall have the same meaning when used in this Agreement.

2.	VARIATIONS

The Original Agreement shall be-amended by deleting the definition of “Borrower” in Clause 1.01 of the Original Agreement and inserting the following in lieu:-
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“Borrower” -	each of Simsmetal Finance Limited, Simsmetal USA Corporation and Simsmetal UK Limited and each or any of them their or any of their successors or assigns;”
3.	COMMENCEMENT

On and from 28 March 1994 the Additional Borrower shall be taken to be a Borrower for the purposes of the Original Agreement and the Additional Borrower shall have all of the rights and obligations as the Borrower.

4.	CONFIRMATION

In all other respects the parties confirm the terms and conditions of the Original Agreement as varied by the letters and agreements set out in the Recitals.

5.	GOVERNING LAW

This Agreement is governed by and construed in accordance with the laws of New South Wales and the parties agree to submit to the non-exclusive jurisdiction of the courts in New South Wales and any courts of appeal from them.
EXECUTED as an Agreement
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THE COMMON SEAL of	)
SIMSMETAL FINANCE LIMITED	)	Director
was affixed in accordance with its articles	)
of association	)
	)	Secretary

THE COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)	Director
was affixed in accordance with its articles	)
of association	)
	)	Secretary

THE COMMON SEAL of	)
SIMSMETAL UK LIMITED was	)	Director
affixed in accordance with its articles of	)
association	)
	)	Secretary

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its duly authorised	)
attorney under power of attorney dated	)
who by his execution	)
hereof certifies that he has no notice	)
of the revocation of the said power	)
of attorney and in the presence of	)

Signature of Witness

Name of Witness
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4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 21 MARCH 1996
SIMSMETAL FINANCE LIMITED
ACN 052 931 218
SIMSMETAL USA CORPORATION
SIMSMETAL UK LIMITED
SIMSMETAL LIMITED
ACN 008 634 526
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124

THIRD AMENDING AND
ACCESSION AGREEMENT

L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone:      (02) 378 4939
Facsimile:      (02) 378 4792
DX 1440 Sydney
[*] Confidential Treatment Requested

[*] Confidential Treatment Requested

THIRD AMENDING AND ACCESSION AGREEMENT
THIS AGREEMENT is made the 21st day of March 1996
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California and SIMSMETAL UK LIMITED a company incorporated in the United Kingdom, having an office at Blackpool Works, Blackpool Road, Peckham, London SE15 3SU (individually and collectively the “Borrower”)
AND
SIMSMETAL LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales (“Sims”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the Sims Group)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney, New South Wales (“Bank”)
RECITALS
A.	The Bank has agreed to provide certain financial accommodation to the Borrower on the terms and conditions set out in the Facility Agreement.

B.	The parties have agreed to vary the Facility Agreement in the manner and on the terms and conditions set out in this agreement.

C.	The Members have agreed to consent to the variation of the Facility Agreement in the manner set out in this agreement.
NOW IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this agreement, unless the contrary intention appears:

“Annexure”	-	the annexure to this agreement;
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2.

“Debtors”	-	the companies named in schedule 2;

“Effective Date”	-	the date on which all the conditions precedent set out in clause 3 have been complied with to the satisfaction of the Bank;

“Facility Agreement”	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as varied by:

(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK and the Bank;

“Group Guarantee”	-	the deed of that name dated on or about the date of this agreement between the Guarantors, the Debtors and the Bank;

“Guarantors”	-	the companies named in schedule 2;

“Members”	-	Sims and the companies named in schedule 1;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as varied or supplemented by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;
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3.

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK; and

(d) the Second Accession and Amending Deed;

“Relevant Companies”	-	the Borrower and the Members;

“Relevant Documents”	-	this agreement, the Group Guarantee and the Second Accession and Amending Deed;

“Second Accession and Amending Deed”	-	the deed of that name dated on or about the date of this agreement between Sims and the other companies named in the schedule to that deed as members and the Bank;

“Sims Finance”	-	Simsmetal Finance Limited ACN 052 931 218;

“Sims UK”	-	Simsmetal UK Limited, a company incorporated in the United Kingdom;

“Sims USA”	-	Simsmetal USA Corporation, a company incorporated in Delaware, United States of America;

“Transaction Documents”	-	has the same meaning as in the Negative Pledge Agreement and includes, without limitation, the Relevant Documents.
1.2	Interpretation

In this agreement, unless the contrary intention appears:
(a)	any reference to “this agreement” or “the agreement” includes, where the context permits, a reference to each schedule and the Annexure;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this agreement as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;
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4.

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Borrower, the Members and the Guarantors contained or implied in this agreement bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement (as amended by this agreement) has the same meaning when used in this agreement;

(l)	a term which has a defined meaning in the Negative Pledge Agreement has the same meaning when used in this agreement; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this agreement, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	ACCESSION

2.1	Subject to clause 4.1, with effect on and from the Effective Date, Sims:
(a)	will be taken to be a Borrower for the purposes of the Facility Agreement as if named as party to the Facility Agreement in the capacity of Borrower; and

(b)	agrees to comply with all the terms and conditions of the Facility Agreement.
2.2	For the purposes of clause 2.1, “Facility Agreement” means the Facility Agreement as amended by this agreement.

3.	AMENDMENTS TO FACILITY AGREEMENT

3.1	Subject to clause 4.1, with effect on and from the Effective Date the Facility Agreement is amended to read as set out in the Annexure.

3.2	Except to the extent amended by this agreement in the manner set out in the Annexure, the terms and conditions of the Facility Agreement will continue in full force and effect and are ratified and confirmed by the parties to this agreement.
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5.

3.3	Nothing in this agreement abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Facility Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

4.	CONDITIONS PRECEDENT AND SUBSEQUENT

4.1	The amendments to the Facility Agreement as set out in the Annexure will not take effect until the Bank has received all of the following in form and substance satisfactory to it:
(a)	a certified copy of an extract of the minutes of a meeting of the board of directors and any other corporate authorisations of each Relevant Company which evidences the resolutions authorising the execution, delivery and observance of obligations under each Relevant Document and the carrying out of any transaction contemplated by those documents;

(b)	in respect of each Guarantor:
(i)	a certified copy of extract of shareholders’ resolution authorising the giving of the Group Guarantee;

(ii)	a declaration of solvency signed by two directors of the Guarantor;

(iii)	a declaration under Part 3.2A of the Corporations Law signed by two directors of the Guarantor; and
(c)	each Relevant Document duly executed.
4.2	Anything required to be certified under clause 4.1 must be certified by the secretary or a director of the Relevant Company, as the case may be, as being true and complete as at a date no earlier than the Effective Date.

4.3	Each Relevant Company undertakes to ensure that legal opinions (in form and substance acceptable to the Bank) in relation to the execution of the Relevant Documents by Sims USA and Sims UK are furnished to the Bank within three months from the date of this agreement.
(a)	The parties agree that failure to comply with clause 4.3(a) will constitute an Event of Default under the Negative Pledge Agreement and the Facility Agreement.
4.4	If and in so far as it may be beyond the power of any Relevant Company to enter into and/or be bound by and/or perform its obligations under any Transaction Document, the liability of any remaining Relevant Company under the Transaction Document will not be thereby discharged, varied or affected in any way, but the Transaction Document will continue in full force and effect so far as it relates to any remaining Relevant Company.
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6.

5.	CONSENT

Each Member consents to the amendments to the Facility Agreement as set out in the Annexure.
6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

Each Relevant Company makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents;

(d)	documents binding: each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms;

(e)	transactions permitted: neither the execution and performance by it of the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its memorandum or articles of association or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by the Transaction Documents, does not and will not result in:
(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of defualt,
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7.

cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
(f)	accounts:
(i)	the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date;

(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	those accounts have been prepared in accordance with clause 1.5(a) of the Negative Pledge Agreement; and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts;
(g)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(h)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(i)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by those documents, have been obtained or effected and are in full force and effect;

(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Transaction Documents is true in all material respects as at the date of this agreement and is not, by the omission of information or otherwise, misleading;

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Transaction Documents; and
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8.

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 of the Negative Pledge Agreement or to any agreement to give such a Security Interest.
6.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered this agreement and has entered and will enter the other Relevant Documents in reliance on the representations and warranties in this clause 6.

7.	COSTS AND EXPENSES

Each Relevant Company agrees to pay or reimburse the Bank on demand for:
(a)	the reasonable expenses of the Bank (including, without limitation, travelling and out-of-pocket expenses) incurred in connection with the negotiation, preparation, execution and completion of the Relevant Documents and any subsequent consent, approval, waiver, amendment, variation, release or discharge;

(b)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, the Relevant Documents (including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank); and

(c)	all stamp duties, fees, taxes and charges which are payable in connection with the Relevant Documents or a payment, receipt or other transaction contemplated by them, including in each case external and/or inhouse legal costs and expenses on a full indemnity basis.
8.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

9.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as an agreement.
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Borrower

The COMMON SEAL of	)
SIMSMETAL FINANCE LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL UK LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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10.

Members

The COMMON SEAL of	)
SIMSMETAL LIMITED (in its capacity	)
as new Borrower and Member) is affixed in	)
accordance with its articles of association	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of SIMSMETAL SERVICES PTY LIMITED	) )
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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11.

The COMMON SEAL of	)
H&D METALS PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS PRODUCTS HOLDINGS PTY LTD	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
UNIVERSAL INSPECTION AND	)
TESTING COMPANY PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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12.

The COMMON SEAL of	)
SIMSMETAL (QLD) PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS ALUMINIUM PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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13.

Bank

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
)
its attorney under power of attorney dated	)
who declares that he is	)
)
of Commonwealth Bank of Australia	)
in the presence of:	)

Signature of witness		Attorney

Name of witness (print)
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14.

SCHEDULE 1
(Members)
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
H&D Metals Pty Limited ACN 004 332 870
Sims Products Holdings Pty Ltd ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal (Qld) Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
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SCHEDULE 2
(Guarantors and Debtors)
Sims
Sims Finance
Sims UK
Sims USA
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
H&D Metals Pty Limited ACN 004 332 870
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal (Qld) Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
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ANNEXURE
SIMSMETAL FINANCE LIMITED
ACN 052 931 218
SIMSMETAL USA CORPORATION
SIMSMETAL UK LIMITED
SIMSMETAL LIMITED
ACN 008 634 526
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
MULTI OPTION
FACILITY AGREEMENT
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor
Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 378 4939
Facsimile: (02) 378 4792
DX 1440 Sydney
Ref: GDC 1051071
This and the following 70 pages is the annexure referred to in the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Simsmetal Finance Limited, Simsmetal USA Corporation and Simsmetal UK Limited as borrower, Simsmetal Limited, the companies named in Schedule 1 to that agreement as members and Commonwealth Bank of Australia
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ii.
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iii.
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iv.
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v.
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vi.
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MULTI OPTION FACILITY AGREEMENT
THIS AGREEMENT is made on the 21st day of March 1996
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California, SIMSMETAL UK LIMITED a company incorporated in the United Kingdom, having an office at Blackpool Works, Blackpool Road, Peckham, London SE15 3SU and SIMSMETAL LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales (individually and collectively the “Borrower”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney, New South Wales (“Bank”)
WHEREAS:
The Bank has agreed to provide the Borrower with Accommodation not exceeding the Accommodation Limit to be provided, subject to the terms and conditions hereinafter contained, at the option of the Borrower, by any one or more Facilities.
NOW THIS AGREEMENT WITNESSES and it is hereby agreed as follows:
1. DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Agreement and the recital hereto the following words and expressions unless otherwise specified or unless the subject or the context otherwise requires have the following meanings:

“Accommodation”	-	any accommodation provided by the Bank hereunder pursuant to a Facility;

“Accommodation Date”	-	any date on which Accommodation is or is to be provided or on which any such Accommodation is or is to be rolled over or renewed;

“Accommodation Limit”	-	the amount specified in Part 1 of Schedule 1 reduced by the aggregate portions of the Accommodation Limit cancelled pursuant to clause 4.2 from time to time;
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2.

“Accommodation Particulars”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Appendix”	-	in respect of a particular Facility, the Appendix hereto bearing the name of that Facility;

“Applicable Rate”	-	in respect of:

		(a)	the AUD Overdraft Facility, the rate equal to the aggregate of the Reference Rate and [*] per annum;

		(b)	the USD Overdraft Facility, the rate equal to the aggregate of the US Reference Rate and [*] per annum;

		(c)	the Foreign Currency Facility, the rate equal to the aggregate of [*] per annum and the arithmetic average (rounded upward, if necessary, to the nearest one sixteenth of one percent) of the offered rates quoted to the Bank by leading banks in the Overseas City Interbank Market for deposits in a currency and amount comparable to the relevant overdue amount for a period of three months on the due date for payment;

		(d)	the Bills Discount/ Acceptance/ Indorsement Facility, the rate equal to the aggregate of the Reference Rate and [*] per annum;

		(e)	the Standby Letter of Credit Facility, the rate equal to the aggregate of the Reference Rate and [*]per annum;

		(f)	the Documentary Credit/Guarantee Facility, the rate equal to the aggregate of the Reference Rate and [*]per annum; and

		(g)	the Foreign Bills Negotiated Facility, the rate equal to the aggregate of the rate payable pursuant to clause 6 of
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3.

the Foreign Bills Negotiated Facility Appendix and [*]
per annum.

“Australian City”	-	in respect of a particular Facility the city set opposite the name of that Facility in Column 2 of Part 3 of Schedule 1 or such other city as the Bank may designate from time to time;

“Australian Dollars” and “AUD”	-	the lawful currency for the time being of the Commonwealth of Australia;

“Availability Period”	-	in respect of each Facility, the period expiring on the third anniversary of the date of this Agreement, subject to any annual extension in accordance with clause 5;

“Bill”	-	has the meaning assigned to the expression “bill of exchange” by the Bills of Exchange Act, 1909 of the Commonwealth of Australia (but shall not include cheques) and any reference to the drawing, acceptance, indorsement or other dealing of or with a Bill is a reference to such drawing, acceptance, indorsement or other dealing within the meaning of that Act;

“Borrower”	-	each of Sims Finance, Sims USA, Sims UK, Sims and any New Borrower;

“Business Day”	-	a day:

(a) where a payment in AUD is required to be made or a payment in a currency other than AUD is required to be made in Australia, on which the Bank is open for the transaction of the business contemplated by this Agreement in the relevant Australian City and any place where payment is required under this Agreement;

(b) where a payment in USD is required to be made outside Australia, on which the relevant Overseas City financial markets are open for the transaction of the business contemplated by this Agreement and
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4.

on which banks are open for business in New York City and Los Angeles;

(c) where a payment in a currency other than AUD or USD is required to be made outside Australia, on which banks are open for business in the place (as designated by the Bank) for such payment in the country of such currency; and

(d) in all other cases, on which the Bank is open for business in the relevant Australian City;

“Debtors”	-	each of the companies named in Schedule 2 and any other entity which becomes an Additional Guarantor under clause 16;

“Drawing”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Drawdown Amount”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Drawdown Notice”	-	a notice given pursuant to clause 2.1;

“Environmental Law”	-	a law regulating or otherwise relating to the environment, including but not limited to:

(i) any law relating to land use or planning, pollution of air or water, soil or ground water contamination, chemicals, waste, use of dangerous goods, or to any other aspect of protection of the environment or persons or property; and

(ii) any present or future statute relating to heritage places, the clearance of land within the boundaries of catchment areas or water reserves, or the protection or management of natural vegetation;
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“Event of Default”	-	any of the events specified in clause 10.1;

“Existing ”	-	in respect of a particular Facility, the meaning ascribed to that term in the Appendix referable to that Facility;

“Facility”	-	any facility specified in Column 1 of Part 3 of Schedule 1;

“Facility Accommodation Limit”	-	in respect of a particular Facility and a particular period, the amount set opposite that period in Column 2 of Part 4 of Schedule 1 with respect to that particular Facility reduced as appropriate from time to time in accordance with clause 4.2;

“Governmental Agency”	-	any government or any governmental, semi-governmental or judicial entity or authority;

“Group Guarantee”	-	the deed of that name dated 21 March 1996 and made between the Guarantors, the Debtors and the Bank;

“Guarantors”	-	each of the companies named in Schedule 2 and any other entity which becomes an Additional Guarantor under clause 16;

“Master Agreement”	-	this Agreement excluding each Appendix;

“Member”	-	has the same meaning as in the Negative Pledge Agreement;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims as a Member of the Sims Group and the companies named in Schedule 1 of that deed as original members, as varied by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in Schedule 1
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of that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK; and

(d) the deed named “Second Accession and Amending Deed” dated 21 March 1996 between the Bank, Sims and the other companies named in the schedule to that deed;

“New Borrower”	-	any Subsidiary of Sims (other than any Subsidiary of Sims which is incorporated in New Zealand) which becomes a Borrower under clause 17;

“Outstanding Accommodation”	-	in respect of a particular Facility, the meaning ascribed to that term in clause 4 of the Appendix referable to that Facility;

“Overseas City”	-	in respect of a particular Facility, the city set opposite the name of that Facility in Column 3 of Part 3 of Schedule 1 or such other city as the Bank may designate from time to time;

“Reference Rate”	-	the rate described as the Bank’s Corporate Overdraft Reference Rate as published from time to time or, if there is no such rate at any time, any substitute or replacement reference rate published by the Bank from time to time;

“Sims”	-	Simsmetal Limited ACN 008 634 526;

“Sims Finance”	-	Simsmetal Finance Limited ACN 052 931 218;

“Sims Group”	-	has the same meaning as in the Negative Pledge Agreement;

“Sims UK”	-	Simsmetal UK Limited, a company incorporated in the United Kingdom;

“Sims USA”	-	Simsmetal USA Corporation, a company incorporated in Delaware, United States of America;
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“Subsidiary”	-	has the same meaning as the definition of that term in the Corporations Law;

“United States Dollars” and “USD”	-	the lawful currency for the time being of the United States of America; and

“US Reference Rate”	-	the rate notified by the Bank to the Borrower from time to time as being the Bank’s lending rate for USD denominated loans available on a selective basis to prime commercial customers as published from time to time or, if there is no such rate, the rate notified by the Bank to the Borrower as being the rate applied by the Bank in respect of USD denominated overdraft accommodation in excess of USD100,000 made available by it on a selective basis to prime commercial customers.
1.2	Interpretation
In interpreting this Agreement:
(a)	any reference to “this Agreement” or “the Agreement” shall include, where the context permits, a reference to each Schedule and each Appendix;

(b)	words importing a singular number shall include the plural and vice versa;

(c)	words importing any gender shall include every other gender;

(d)	references to any Act of Parliament or to any section or provision thereof or to any regulations made thereunder shall be read as if the words “or any statutory amendment, consolidation or replacement thereof” were added to such references;

(e)	headings are for convenience only and shall not affect interpretation;

(f)	references to paragraphs, sub-clauses, clauses and Schedules are references to paragraphs, sub-clauses, clauses and Schedules of this Agreement as varied or replaced from time to time except where the reference is to a paragraph, sub-clause or clause of a particular Appendix where such reference shall be deemed to be a reference to the paragraph, sub-clause or clause of that particular Appendix as varied or replaced from time to time;

(g)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;
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(h)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(i)	references herein to any agreement, licence or other instrument shall be deemed to mean such agreement, licence or other instrument as varied or replaced from time to time;

(j)	where reference is made to any number value or amount being estimated calculated or determined on a day it shall unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(k)	terms not defined in this Agreement or any Appendix hereto which are defined in the Negative Pledge Agreement shall have the same meaning herein; and

(l)	the respective covenants and agreements on the part of the Borrower contained or implied in this Agreement bind them and every two or more of them jointly and each of them severally.
2.	DRAWDOWN NOTICES

2.1	Subject to the terms and conditions contained herein and in the Appendix of each Facility which the Borrower wishes to utilise, at any time and from time to time during the Availability Period of a particular Facility or Facilities, the Borrower may give notice to the Bank that it requires Accommodation to be provided by the Bank under such Facility or Facilities. Such notices shall:
(a)	subject to any provision to the contrary in the Appendix of a Facility which the Borrower wishes to utilise on the proposed Accommodation Date be given not later than three Business Days before a proposed Accommodation Date or such shorter period as may be agreed;

(b)	specify the proposed Accommodation Date;

(c)	specify the proposed form of Accommodation being by way of any one or more Facilities;

(d)	specify the Accommodation Particulars required in respect of each Facility which the Borrower wishes to utilise on such Accommodation Date;

(e)	specify, when relevant, the bank account or accounts to which payment is to be made;

(f)	be effective on receipt by the Bank and once given shall be irrevocable; and

(g)	subject to any provision to the contrary in the Appendix of a Facility which the Borrower wishes to utilise on the proposed Accommodation Date, be in writing.
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2.2	(a)	The Bank shall not be obliged to provide Accommodation on a particular Accommodation Date if immediately after the provision of such Accommodation the aggregate of the Outstanding Accommodation of all Facilities would exceed the Accommodation Limit.

	(b)	The Bank shall not be obliged to provide any Accommodation on a particular Accommodation Date under a particular Facility if immediately after the provision of such Accommodation the Outstanding Accommodation of that Facility would exceed the Facility Accommodation Limit of that particular Facility.

	(c)	The Borrower shall ensure that at all times during the Availability Period:
(a)	the aggregate of the Outstanding Accommodation of all Facilities shall not exceed the Accommodation Limit; and

(b)	the Outstanding Accommodation of each Facility shall not exceed the Facility Accommodation Limit of each particular Facility.
2.3	The Bank shall not be obliged to provide any Accommodation requested in a particular Drawdown Notice:
(a)	if an Event of Default or an event which with the lapsing of time or the giving of notice would become an Event of Default has occurred;

(b)	unless all necessary approvals (and in particular but without limiting the generality thereof the approval in writing of the Reserve Bank of Australia or such other relevant authority the approval of which may from time to time be required by law), consents, licences, exemptions and filings shall have been obtained or done and certified copies thereof provided to the Bank.
2.4	The obligations of the Bank hereunder are subject to the satisfaction by the Borrower of the conditions precedent set out in Part 6 of Schedule 1 hereto.
3.	ACCOMMODATION
3.1	Upon receipt of a Drawdown Notice and subject to the terms and conditions of this Agreement the Bank shall be obliged to provide the Accommodation requested in accordance with the terms and conditions of the Master Agreement and of the Appendix referable to the Facility pursuant to which a Drawing is requested.
3.2	The Borrower acknowledges that whilst all notices to be given by the Borrower to the Bank pursuant to this Agreement must be given to the branch of the Bank nominated as such in Part 7 of Schedule 1, each of the Facilities to be made available by the Bank hereunder shall be made available through the main branch of the Bank in the Australian City or Overseas City applicable to such Facility (or such other branch of the Bank as the Bank may from time to time notify to the Borrower) and that the obligation to provide a
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particular Facility to the Borrower is an obligation of the relevant Australian City branch or Overseas City branch of the Bank only.
4.	FEES AND CANCELLATION

4.1	Accommodation Fee

The Borrower shall pay to the Bank the Accommodation Fees specified in Part 5 of Schedule 1. The Accommodation Fees shall be calculated in the manner and paid at the times set out in Part 5 of Schedule 1.

4.2	Cancellation

The Borrower, upon giving written notice to the Bank, may cancel any portion of the Accommodation Limit with respect to any Facility or Facilities nominated by the Borrower PROVIDED THAT any such cancellation must be an integral multiple of AUD500,000, or, where the Accommodation Limit is expressed in USD, USD500,000 AND PROVIDED FURTHER THAT the Accommodation Limit may not be reduced below an amount equal to the aggregate of the Outstanding Accommodation of all Facilities on the date on which the cancellation is to take place AND PROVIDED FURTHER THAT any Facility Accommodation Limit may not be reduced below an amount equal to the Outstanding Accommodation of that Facility on the date on which the cancellation is to take place.

5.	ANNUAL REVIEW

The Bank will review annually its commitment to continue to provide Accommodation to the Borrower beyond the Availability Period under this Agreement. Not later than the first and each subsequent anniversary of the date of this Agreement the Bank may, in its absolute discretion, by notice to the Borrower:
(a)	extend the then current Availability Period by an additional 12 calendar months upon the terms and conditions as set out in the notice; or

(b)	determine not to extend this Agreement beyond the then current Availability Period.

(c)	If the Bank gives the Borrower a notice under clause 5(a), the Bank will not be under any obligation to extend the then current Availability Period unless all requirements and/or conditions precedent specified by the Bank in its notice to the Borrower are complied with to the complete satisfaction of the Bank.

(d)	If the Bank gives the Borrower a notice under clause 5(b):
(i)	the obligation of the Bank to make any further Accommodation (whether by way of fresh Drawings or the replacement, renewal or rollover of existing Drawings) available to the Borrower will determine at the end of the then current Availability Period; and
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(ii)	despite any other provision of this Agreement, on the expiration of the then current Availability Period the Borrower must pay to the Bank the aggregate Outstanding Accommodation together with all other sums then owing or payable (whether actually, contingently or otherwise) to the Bank.
6.	PAYMENTS

6.1	Subject to any provision to the contrary in the Appendix of the Facility in respect of which a payment is to be made, all payments to be made by the Borrower hereunder:
(a)	in AUD, shall be made to the Bank not later than 10.00 am (in the relevant Australian City) on the due date to the account of the Bank at its main branch in the relevant Australian City (or to such other branch of the Bank in the relevant Australian City as the Bank may notify to the Borrower from time to time);

(b)	in USD, shall be made to the Bank not later than 10.00 am (in the relevant Overseas City) on the due date in immediately available funds to the account of the Bank designated by the Bank; and

(c)	in any other currency, shall be made to the Bank not later than 10.00 am (local time in the place for payment) on the due date in lawful money of the country of that currency and in immediately available funds which are freely transferable and convertible into United States Dollars to the Bank’s account with such bank in such place in the country of that currency as shall be designated by the Bank.
6.2	Whenever any payment hereunder shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be adjusted accordingly, at the rate payable on such due date.
7.	TAXES
7.1	(a)	All payments whether of principal, interest, or otherwise to be made by the Borrower hereunder shall be made free and clear of and without deduction for or by reference to any present or future taxes, levies, imposts, duties, charges, fees, restrictions or conditions of any nature whatsoever (“Taxes”) imposed (whether by withholding or otherwise) by the Commonwealth of Australia or any State thereof or any country in which the Borrower is resident for tax purposes or out of which it makes payments hereunder or by any political subdivision or taxing authority of any such country or state.
(b)	All such Taxes shall be paid by the Borrower for its own account prior to the date on which penalties attach thereto.

(c)	If:
(i)	the Borrower is obliged to make any deduction of or in respect of any Taxes from any payment to be made by it hereunder; or
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(ii)	any payment to be made by the Borrower hereunder is not received by the Bank free and clear of all such Taxes, then the Borrower shall pay to the Bank such additional amounts by way of additional interest as may be necessary to ensure that the Bank receives a net amount in the relevant currency or currencies equal to the full amount which it would have received had a deduction not been made or had payment not been made subject to such Taxes together with further additional amounts by way of interest equal to the amount of any Taxes and any income tax imposed on or payable by the Bank or payable by the Borrower in respect of any amount payable under this clause 7.1, including any Taxes and income tax payable by reason of a previous application of this clause 7.1.
(d)	A failure by the Borrower to comply with clause 7.1(c) shall not constitute a breach of this Agreement.

If at any time the Borrower fails to comply with the provisions of clause 7.1(c) then notwithstanding:
(i)	that such failure does not constitute a breach of this Agreement;

(ii)	that such failure does not constitute an Event of Default; and

(iii)	anything else in this Agreement,
the Bank shall be entitled by notice given to the Borrower to declare the Bank’s obligations under this Agreement to be terminated, whereupon the Borrower shall forthwith repay the aggregate Existing Accommodation then existing together with all other sums owing or payable (contingently or otherwise) to the Bank hereunder and the Bank’s obligations hereunder shall be terminated on the giving of such notice.
7.2	(a)	Notwithstanding and without prejudice to the terms of clause 7.1 if the Borrower shall send promptly to the Bank any certificate evidencing payments of Australian withholding tax (which tax if compulsorily deductible at source the Borrower agrees it will forthwith pay over to the Australian taxation authority) the Bank will endeavour to obtain any refund or credit available to the Bank in respect of such withholding tax and if any such refunds or credits are actually obtained by the Bank in respect of such withholding tax the Bank undertakes to pay to the Borrower or as it may direct a sum equal to the amount of any such refund or credit (converted at the relevant spot rate of exchange) EXCEPT in so far as the net amount of any interest payment hereunder retained by the Bank (after taking into account income tax thereon and after taking into account any Australian withholding tax deducted and the amount of any payments by the Bank under this sub-clause) is reduced below the sum that the Bank would have retained in respect of such interest payment had no Australian withholding tax been deductible therefrom.
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(b)	For the purposes of this clause 7.2 the question whether any particular refund has been received or any particular payment of tax reduced or any tax or impost is recoverable and the extent of any such refund or reduction or recovery shall be determined by the Bank at its own discretion acting in good faith and the Bank shall on request give the Borrower such information as the Borrower may reasonably require in this regard.

(c)	Without prejudice to the survival of any other agreement of the Borrower contained in this Agreement the agreements of the Borrower contained in this clause 7 shall survive the repayment in full of any relevant Accommodation.
8.	INCREASES IN COST

8.1	If:
(a)	any change in law or in its interpretation or administration; or

(b)	compliance or a change in the manner of compliance by the Bank with any order, official policy, directive, requirement, guideline or request (whether or not having the force of law and whether or not issued prior to the date hereof) from any applicable government or central bank or governmental, fiscal, monetary, supervisory or other authority, shall in the Bank’s determination:
(c)	impose, modify or deem applicable any reserve, capital adequacy, liquidity adequacy, special deposit, revenue or other requirements or restrictions;

(d)	impose, or change the basis of, any Tax (other than in respect of income Tax on the overall income of the Bank);

(e)	oblige the Bank to pay or make any deduction or withholding in respect of any Tax referable in any way to the funds raised or utilised by the Bank for the purposes of any Accommodation or the payment or repayment by the Bank of such funds; or

(f)	otherwise result in a direct or indirect increase to the Bank of the cost of committing, providing or maintaining any Accommodation or in a direct or indirect reduction in any amount received or receivable by the Bank or in the effective return to the Bank, including without limitation the return on the Bank’s capital, under this Agreement, in each case by an amount which the Bank deems to be material,
THEN the Borrower shall pay to the Bank on demand such additional amounts as the Bank certifies are necessary to compensate it for the increased cost or reduction caused by any such change, compliance and/or change in the manner of compliance.
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8.2	The Borrower may, upon becoming aware of any such increased cost or reduction, revoke any outstanding Drawdown Notices with a view to minimising the amount of any compensation payable by it pursuant to clauses 8.1 or 8.3, by notifying the Bank to that effect on or before 4.00 pm (in the relevant Australian city) on the date which is three Business Days before the relevant Accommodation Date (or by such later time as may be agreed by the Bank).
8.3	Where the increased cost or reduction is indirect, then the Borrower agrees to pay to the Bank the proportion of it which the Bank determines is fairly attributable to the Accommodation provided under this Agreement.
8.4	A certificate signed by an Authorised Officer of the Bank as to an amount payable by the Borrower under clauses 8.1 or 8.3 is conclusive evidence of the amount stated in it in the absence of manifest error.
8.5	In determining any amount payable under clauses 8.1 or 8.3, the Bank may use averaging, attribution and/or such other methods of calculation as are commonly used by it or any other reasonable methods of calculation as it deems appropriate.
8.6	For the purposes of clause 8, Tax means any tax, levy, impost, duty, charge, deduction or withholding of any kind whatsoever imposed by any country, state, political subdivision, government or authority together with any related interest, fines, penalties and expenses.
9.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS
9.1	Various representations and warranties
The Borrower by its execution hereof makes the representations and warranties for the benefit of the Bank made by it under clause 5.1 of the Negative Pledge Agreement.
9.2	Environmental Law representations and warranties
The Borrower makes the following representations and warranties for the benefit of the Bank:
(a)	the Borrower is aware and complies in all material respects with the requirements of all Environmental Laws and standards applicable to its property and the conduct of its business;

(b)	the Borrower and its officers exercise reasonable due diligence and take all reasonably necessary precautions to detect and prevent the commission of an offence under any Environmental Law resulting in pollution of or harm to the environment or to any person or property, including the property of the Borrower;

(c)	at the date hereof such due diligence has not revealed any material contamination of or emanating from any property of the Borrower;
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(d)	so far as the Borrower is aware after due enquiry, its occupation and use of its property and the conduct of its business does not breach any Environmental Law or standard in any material respect;

(e)	there has been no notices or complaints from any environmental authority pursuant to any Environmental Law that have not been answered to the satisfaction of the complainant, alleging that the Borrower’s activities on, in or in relation to its property are polluting the environment in any material respect or that the carrying on of the Borrower’s business causes any significant public or private nuisance;

(f)	so far as the Borrower is aware after due enquiry, there is no proposal to revoke, suspend, modify or not renew any authorisation or approval under any Environmental Law relating to any property of the Borrower or the conduct of its business; and

(g)	no proceedings or suits have been commenced, no Court orders have been issued and no material penalty has been imposed, in each case in relation to any offence by the Borrower or its officers under any Environmental Law.
9.3	Survival and repetition of representations and warranties
(a)	The representations and warranties in clause 9.1 shall survive the execution of this Agreement and the provision of the Accommodation and shall be deemed to have been given on the first Accommodation Date and shall also be deemed to have been made and repeated on each subsequent Accommodation Date.

(b)	The representations and warranties in clause 9.2 shall survive the provision of Accommodation and shall be deemed to have been made and repeated on each Accommodation Date.
9.4	Undertakings
(a)	Corporations Law, section 313
Whilever any amounts remain owing, whether actually contingently, to the Bank hereunder, the Borrower agrees:
(i)	it will not enter into any deed in connection with the granting by the Australian Securities Commission of an order pursuant to section 313 of the Corporations Law (a “Deed of Cross-Guarantee”) without the prior written consent of the Bank;

(ii)	where the Borrower has entered into a Deed of Cross-Guarantee either with the Bank’s consent under paragraph (i) or prior to the date of this Agreement and that Deed has not been revoked or released in respect of the Borrower, then the Borrower will not consent to the amendment, termination, revocation, suspension or repudiation of or waive its rights or
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entitlements arising from the Deed of Cross-Guarantee without the prior written consent of the Bank; and

(iii)	it will notify the Bank immediately upon its becoming aware of any proposal to request or require it to enter into a Deed of Cross-Guarantee or any proposal that it provide a consent or waiver as referred to in paragraph (ii) in respect of a Deed of Cross-Guarantee.
The Bank consents to Sims entering into a Deed of Cross-Guarantee with Sims Aluminium Pty Limited.
(b)	Environmental Laws
The Borrower agrees with the Bank as follows:
(i)	it will comply with all reasonable requirements of the Bank concerning the application of all material Environmental Laws and standards to or in relation to its property or any part thereof;

(ii)	it will at its cost and at such interval or intervals nominated at any time and from time to time by the Bank, or when otherwise required to do so by the Bank, provide the Bank with copies (certified by its company secretary as being true copies) of:
(A)	all environmental assessment and/or audit documents prepared by it or any other person; and

(B)	any similar documents it receives from any other independent party including, without limitation, any Governmental Agency, in respect of its property or any part of its property; and
(iii)	it will inform the Bank promptly of:
(A)	the existence of any material contamination of or emanating from the property of the Borrower contrary to any Environmental Law or standard;

(B)	the receipt of any material penalty notices or material directions to “clean up” any property of the Borrower issued under any Environmental Law

(C)	the receipt of any notice or complaint referred to in clause 9.2(e);

(D)	any revocation, suspension, modification or refusal or failure to renew referred to in clause 9.2(f); and
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(E)	the commencement of any proceeding or suit, the issue of any order or the imposition of any penalty referred to in clause 9.2(g).
10.	DEFAULT

10.1	The occurrence of an Event of Default (as defined in the Negative Pledge Agreement) under the Negative Pledge Agreement shall constitute an Event of Default under this Agreement and on the occurrence of such an Event of Default, and at any time thereafter, the Bank may, by written notice to the Borrower:
(i)	declare that any obligation of the Bank to provide any further Accommodation (whether by way of fresh Drawings or replacement of existing Drawings) is cancelled forthwith whereupon the same shall be so cancelled forthwith; and/or

(ii)	declare the aggregate Existing Accommodation then existing together with all other sums owing or payable (contingently or otherwise) to the Bank hereunder to be immediately due and payable whereupon the same shall be immediately due and payable.
Any notice given by the Bank pursuant to paragraphs (i) or (ii) of clause 10.1 shall be of no effect if:
(a)	it is given because of the occurrence of an event of default specified in paragraphs (b), (c), (d), (i), (j), (k), (n) (to the extent that it is analogous to any matter referred to in the preceding paragraphs), (o) or (r) of clause 7.1 of the Negative Pledge Agreement; and

(b)	within two Business Days of the notice the Borrower is able to show to the Bank’s satisfaction that:
(i)	the Event of Default has ceased to exist, or

(ii)	the continuation of the Event of Default does not have a Material Adverse Effect.
10.2	If the Borrower fails to pay any amount payable by it under this Agreement on the due date therefor, the Borrower shall on demand by the Bank from time to time pay interest on such overdue amount from the due date up to the date of actual payment, as well after as before judgment, compounded quarterly:
(a)	where the overdue amount is payable under or in respect of a particular Facility, at the Applicable Rate referable to such Facility; and

(b)	in any other case, at the rate determined by the Bank to be [*] per annum above the Bank’s Reference Rate.
10.3	The Bank shall be deemed to have received any amounts described in paragraph (ii) of clause 10.1 paid to it in accordance with that clause pending maturity of any outstanding
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Bill on terms that such amounts shall be credited to an account in the name of the Borrower established by the Bank and that the same shall bear interest at the rate from time to time payable by the Bank to its customers for a similar term and amount until each Bill is presented for payment or until all Bills have matured. On the Maturity Date of a Bill the Bank must apply the money so held by it towards paying the holder of that Bill. On the satisfaction of all obligations (contingent or otherwise) of the Bank under all Bills the Bank must repay to the Borrower the amount which the Bank certifies to be the amount remaining out of the amount so paid (including interest accrued thereon) after satisfaction of all those obligations and any other obligations of the Borrower under this Agreement.
11.	AGREEMENT
Until all moneys due hereunder shall have been duly paid in full the Borrower hereby undertakes and agrees to and with the Bank that the Borrower will:
(a)	immediately upon becoming aware thereof notify the Bank of the occurrence of an Event of Default or of any event which with the lapse of time or the giving of notice or both would or might constitute an Event of Default; and

(b)	perform and observe the additional agreements, if any, set out in Part 6 of Schedule 1.
12.	STAMP DUTIES AND EXPENSES
(a)	The Borrower agrees to pay and to indemnify the Bank against all stamp duties, registration fees, taxes and other duties or charges imposed by governmental authorities (and any and all liabilities with respect to or resulting from delay or omission to pay such taxes, duties, fees or charges) which may be payable or determined to be payable by the Borrower or the Bank in connection with the execution, delivery, performance of obligations under or enforcement of this Agreement or on or in respect of any transaction or payment contemplated hereby or in respect of moneys received or deemed to be received by the Bank pursuant to this Agreement or the transactions contemplated hereby except to the extent to which any such payment or indemnity is specifically forbidden by the law of the place where such duties, fees, taxes or charges are payable.
     (b) The Borrower shall pay to the Bank on demand:
(i)	all reasonable legal costs (including inhouse legal costs) and out-of-pocket expenses incurred by the Bank in connection with the negotiation, preparation and execution of this Agreement; and

(ii)	all reasonable costs, charges and expenses (including inhouse legal costs as between solicitor and client) incurred in the enforcement by the Bank of this Agreement.
13. WAIVER
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No failure to exercise and no delay in exercising on the part of the Bank any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.
14.	CURRENCY INDEMNITY

14.1	If a judgment or order is rendered by any court or tribunal for the payment of any amounts owing to the Bank under this Agreement or for the payment of damages in respect of any breach of this Agreement or under or in respect of a judgment or order of another court or tribunal for the payment of such amounts or damages, such judgment or order being expressed in a currency (“the Judgment Currency”) other than the currency payable hereunder (“the Agreed Currency”), the Borrower shall indemnify and hold harmless and keep indemnified the Bank against any deficiency in terms of the Agreed Currency in the amounts received by the Bank arising or resulting from any variation as between:
(i)	the rate of exchange at which the Agreed Currency is converted into the Judgment Currency for the purposes of such judgment or order; and

(ii)	the rate of exchange at which the Bank is able to purchase the Agreed Currency with the amount of the Judgment Currency actually received and at the time of its receipt by the Bank.
14.2	The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency. The Bank agrees to use reasonable endeavours to obtain the most favourable rate of exchange to minimise the cost to the Borrower.

15.	NOTICES

15.1	Save as otherwise provided herein each notice, request, demand or other communication to be given or made hereunder shall be given in writing addressed:
(a)	in the case of the Borrower, to it at the address stated at the beginning of this Agreement or such other address as may be notified by the Borrower to the Bank in writing from time to time; and

(b)	in the case of the Bank, to the address set out in Part 7 of Schedule 1 or such other address as may be notified by the Bank to the Borrower in writing from time to time.
15.2	Any notice, request, demand or other communication to be given or made shall be deemed to have been delivered:
(i)	if by post, seven days after having been posted as ordinary mail in an envelope addressed as aforesaid; or
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(ii)	if by messenger, at the time of delivery to the relevant address; or

(iii)	if by telex, when despatched provided the “answerback” code of the recipient has been received at the end of the transmission; or

(iv)	if by facsimile, on the production by the despatching facsimile machine of a transmission control report showing the relevant number of pages comprising the relevant document to have been sent to the correct facsimile number and the result of the transmission as “OK”, but if such delivery or receipt is later than 4.00pm (local time) on a day on which business is generally carried on in the place to which such communication is sent, it shall be deemed duly given or made at the commencement of business on the next succeeding day in that place.
15.3	Any notice, request, demand or other communication to be given or made shall be deemed to have been duly authorised by the Bank if signed by an authorised officer of the Bank.
15.4	Each of Sims USA and Sims UK irrevocably nominates Sims at its last known principal place of business in New South Wales as its agent to receive service of process in any legal action or proceedings relating to this Agreement in the courts of New South Wales. If Sims ceases to have an office in New South Wales, Sims will ensure that there will at all times be another person in New South Wales acceptable to the Bank to receive process on behalf of each of Sims USA and Sims UK.
16.	ADDITIONAL GUARANTOR

Any entity not being a Guarantor and a Debtor under the Group Guarantee may become a Guarantor and a Debtor under the Group Guarantee (called an “Additional Guarantor”) by entering into a deed of accession substantially in the form of Schedule 3 (“Deed of Accession”) and by satisfying any additional requirements of the Bank, whereby the Additional Guarantor agrees to be bound by all the obligations, representations, warranties and other provisions of the Group Guarantee as if it were an original party to that document, whereupon the Additional Guarantor will be taken to be a Guarantor and a Debtor for all the purposes of the Group Guarantee.

If the entity is a foreign entity, at the cost of the Borrower a legal opinion addressed to the Bank in a form and substance acceptable to the Bank must be provided to the Bank before the Deed of Accession is executed by the foreign entity, confirming that the Deed of Accession will be a valid, binding and enforceable obligation of the foreign entity.
17.	ADDITION OF NEW BORROWERS
(a)	Subject to the Bank’s prior written consent, any Subsidiary of Sims (other than any Subsidiary of Sims which is incorporated in New Zealand) may become a Borrower for the purposes of this Agreement by:
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(i)	entering into an accession agreement substantially in the form of Schedule 4 (“Borrower Accession Agreement”);

(ii)	becoming an Additional Guarantor in accordance with clause 16, unless such Subsidiary is already a party to the Group Guarantee as a Guarantor and a Debtor; and

(iii)	becoming an Additional Member by entering into a deed supplemental to the Negative Pledge Agreement (“Supplemental Deed”) in accordance with clause 8 of the Negative Pledge Agreement, unless such Subsidiary is already a party to the Negative Pledge Agreement as a Member.
(b)	Upon execution of a Borrower Accession Agreement by the New Borrower and the Bank and, unless the New Borrower is already a Guarantor and Debtor under the Group Guarantee and a Member under the Negative Pledge Agreement, by entering into a Deed of Accession and a Supplemental Deed, the New Borrower will be taken to be a Borrower for the purposes of this Agreement with all the rights and obligations as if it were an original party to this Agreement and to have made the representations and warranties in clauses 9.1 and 9.2 on the date of such execution.

(c)	The Borrower will ensure that before the New Borrower becomes a Borrower, the Bank has received the following in form and substance satisfactory to it:
(i)	a certificate signed by two directors of the New Borrower confirming that upon execution of the Borrower Accession Agreement and, if necessary, the Deed of Accession and Supplemental Deed the representations and warranties set out in clauses 9.1 and 9.2 will be correct in relation to the New Borrower;
(ii)	a certificate in relation to the New Borrower given by a director of the New Borrower substantially in the form of schedule 5 with the attachments referred to and dated not earlier than 14 days before its execution of the Borrower Accession Agreement and, if necessary, the Deed of Accession and Supplemental Deed; and

(iii)	if the New Borrower is a foreign entity, at the cost of the Borrower a legal opinion confirming that upon execution by the New Borrower the Borrower Accession Agreement and, if applicable, the Deed of Accession and Supplemental Deed will be valid, binding and enforceable obligations of the New Borrower.
18.	GENERAL
18.1	Each indemnity of the Borrower set out in this Agreement is and shall constitute a separate and independent obligation of the Borrower and applies and shall apply notwithstanding any indulgence granted to the Borrower from time to time and shall survive the termination of this Agreement.
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18.2	(a)	If there is any change in any law or any Government directive which makes any provision of this Agreement unlawful and such provision is not able to be severed pursuant to clause 18.2(b), then all liability of the Bank to provide any further Accommodation (whether by way of fresh Drawings or replacement of existing Drawings) shall cease immediately and, within sixty days of the Bank serving written demand on the Borrower, the Borrower shall pay to the Bank the aggregate Existing Accommodation then existing together with all other sums owing or payable (contingently or otherwise) to the Bank hereunder.

	(b)	If it is held by a Court of competent jurisdiction that:
(i)	any part of this Agreement is void voidable unlawful or unenforceable; or

(ii)	this Agreement would be void voidable unlawful or unenforceable unless any part of this Agreement were severed from this Agreement, then that part shall be severed from and shall not affect the continued operation of the rest of this Agreement and shall be deemed to be replaced forthwith with a provision or provisions which are not void, voidable, unlawful or unenforceable and which so far as is possible achieves the same economic or other benefit or protection for the Bank as the severed part was intended to achieve.
18.3	Where a payment by the Borrower pursuant to any provision of this Agreement (including but without limitation pursuant to clauses 7.1(d) or 10.1(ii) of the Master Agreement or pursuant to any provision under this Agreement allowing for a voluntary early payment (except in the case of a payment made pursuant to a notice issued by the Bank under clause 5) by the Borrower or pursuant to any demand by the Bank or, if applicable, pursuant to clause 5.6 of the Foreign Currency Facility Appendix) results in the repayment or satisfaction by indemnity of any Accommodation on a date which is earlier than the date upon which such Accommodation would otherwise be due to be repaid or satisfied by indemnity hereunder the Borrower shall on demand pay to the Bank such additional amounts as may be necessary to compensate the Bank for the cost of re-employment of the funds prepaid at rates lower than the cost to the Bank of such funds PROVIDED THAT the Bank shall use its best efforts to minimise such cost. Any notice by the Bank under this clause shall, in the absence of manifest error, be conclusive evidence as to the existence of and amount of the costs referred to therein.
18.4	This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank and their respective successors and permitted assigns. Notwithstanding the foregoing the Borrower shall not assign all or any part of its rights hereunder without the prior written consent of the Bank.
18.5	Except to the extent otherwise expressly specified herein, this Agreement shall be governed by and construed in accordance with the law of the State of New South Wales and the parties agree to submit to the non-exclusive jurisdiction of the Courts of New South Wales.
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18.6	Each of the Attorneys executing this Agreement hereby respectively acknowledges that he has at the time of his execution of this Agreement no notice of the revocation of the power of attorney under the authority of which he executes this Agreement.
18.7	This Agreement may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.
THE PARTIES HERETO have caused this Agreement to be duly executed on the date first written above.
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SCHEDULE 1

PART 1	ACCOMMODATION LIMIT

AUD100,000,000

AUD150,000,000 until increase date

AUD190,000,000 after increase date

PART 2	AVAILABILITY PERIOD

Refer to definition of “Availability Period” in clause 1.1.

PART 3	FACILITIES, OVERSEAS CITIES AND AUSTRALIAN CITIES

COLUMN 1	COLUMN 2	COLUMN 3
FACILITIES	AUSTRALIAN CITIES	OVERSEAS CITIES
AUD Overdraft Facility	Sydney

USD Overdraft Facility	Sydney	New York

Foreign Currency Facility	Sydney	London/New York

Bills Discount/Acceptance/Indorsement Facility	Sydney

Standby Letter of Credit Facility	Sydney

Documentary Credit/ Guarantee Facility	Sydney	London/New York

Foreign Bills Negotiated Facility	Sydney	New York

PART 4 FACILITY ACCOMMODATION LIMITS

COLUMN 1	COLUMN 2
FACILITIES	ACCOMMODATION LIMIT
AUD Overdraft Facility	AUD1,000,000

USD Overdraft Facility	Balance of Accommodation

Foreign Currency Facility	Balance of Accommodation
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COLUMN 1	COLUMN 2
FACILITIES	ACCOMMODATION LIMIT
Bills Discount/Acceptance/Indorsement Facility	Balance of Accommodation

Standby Letter of Credit Facility	Balance of Accommodation

Documentary Credit/Guarantee Facility	Balance of Accommodation

Foreign Bills Negotiated Facility	Balance of Accommodation

PART 5 FEES
(a)	Undrawn commitment fee

The Borrower must pay to the Bank quarterly in arrears on the first Business Day of March, June, September and December in each year an undrawn commitment fee of [*] per annum calculated and accruing daily on the amount of the Accommodation Limit that is available for Drawing on each day having regard to any Bills that are rolled over on that day.

(b)	Bills Discount/Acceptance/Indorsement Facility

The Borrower shall pay to the Bank on each Accommodation Date and Rollover Date on which bills are accepted or accepted and discounted or indorsed or indorsed and discounted by the Bank under the Bills Discount/Acceptance/Indorsement Facility a Bills Discount/ Acceptance/ Indorsement Fee at the [*] rate calculated on the face value of each Bill discounted or accepted by the Bank on that Accommodation Date or Rollover Date as the case may be and computed from such date until the day on which each Bill falls due for payment.

(c)	Standby Letter of Credit Facility

The Borrower shall pay to the Bank on each Accommodation Date on which a Standby Letter of Credit Liability is established a Standby Letter of Credit Fee at the [*] rate calculated on the face value of the Standby Letter of Credit and computed from such date until the day on which the Standby Letter of Credit falls due for payment.

(d)	Documentary Credit/Guarantee Facility

The Borrower shall pay to the Bank on each Accommodation Date on which a Documentary Credit Liability or a Guarantee Liability is established a Documentary Credit/Guarantee Issue Fee at the rate of [*] per annum calculated on the face value of each Documentary Credit/Guarantee as the case may be and computed from such date until the day on which each Documentary Credit/Guarantee as the case may be falls due for payment.
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PART 6      CONDITIONS PRECEDENT
The obligations of the Bank hereunder to provide Accommodation pursuant to a Drawdown Notice including without limitation by way of replacement of existing Accommodation are further subject to the conditions set out in clause 2 and to the following:
(a)	the representations and warranties set out in clause 9 of this Agreement are true and correct on and as of each Accommodation Date;

(b)	to the best of the knowledge, information and belief of the Directors and senior management of the Borrower, no Event of Default or event which, with the giving of notice or lapse of time or both would constitute an Event of Default, has occurred or is continuing or would result from the provision of the proposed Accommodation on the Accommodation Date.
PART 7     BRANCH FOR SERVICE OF NOTICES
Commonwealth Bank of Australia
Level 4
48 Martin Place
SYDNEY NSW 2000
Attention: Chief Manager, Institutional Banking
Facsimile: (02) 378 5081
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SCHEDULE 2
Guarantors and Debtors
Sims
Sims Finance
Sims UK
Sims USA
Simsmetal Holdings Pty Limited ACN 000 021 563
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal Services Pty Limited ACN 000 166 987
Simsmetal (Qld) Pty Limited ACN 009 667 752
H&D Metals Pty Limited ACN 004 332 870
Sims Aluminium Pty Limited ACN 004 370 905
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SCHEDULE 3
Form of deed of accession
THIS DEED is made the            day of                     19
BETWEEN
[Name, ACN and address of Additional Guarantor) (“Additional Guarantor”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney, New South Wales (“Bank”)
RECITALS:
A.	The Additional Guarantor wishes to assume the rights and obligations of the Borrower under the Facility Agreement.

B.	Pursuant to clause 17 of the Facility Agreement, the Additional Guarantor is required to become a Guarantor and a Debtor for the purposes of the Group Guarantee.
NOW THIS DEED WITNESSES that in consideration of the Bank granting certain advances and accommodation under the Facility Agreement, it is agreed as follows:
1.	DEFINITIONS

1.1	In this deed (including the recitals) the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited (“Suns Finance”) and Simsmetal USA Corporation (“Sims USA”) as borrower and the Bank, as varied by:
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Simsmetal UK Limited (“Sims UK”) and the Bank; and

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Sims Finance, Sims USA and Sims UK as borrower, Simsmetal Limited, the companies named in Schedule 1 to that agreement as
1.2	Terms defined in the Facility Agreement have the same meaning when used in this deed unless the context otherwise requires.
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2.	ACCESSION

With effect from the date of this deed, the Additional Guarantor agrees to be bound by the terms of the Group Guarantee as if it were an original party to the Group Guarantee as a Guarantor and a Debtor with all the rights, obligations and warranties of a Guarantor and a Debtor under the Group Guarantee.

3.	REPRESENTATIONS AND WARRANTIES

The Additional Guarantor makes for the benefit of the Bank the representations and warranties contained in clause 5.1 of the Negative Pledge Agreement and clause 9.2 of the Facility Agreement.

4.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales and the Additional Guarantor submits to the non-exclusive jurisdiction of the courts of that State.
EXECUTED as a deed.

The COMMON SEAL of	)
[ ]	)
was affixed in accordance with its articles	)
of association in the presence of:	)

Name:	Name:
Title:	Title:
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SIGNED SEALED and DELIVERED	)
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its duly authorized attorney under power of	)
attorney registered Book No.	)
who certifies that he is	)

	)	Attorney
of Commonwealth Bank of Australia	)
in the presence of:	)

Signature of witness

Name of witness (print)
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SCHEDULE 4
Form of Borrower Accession Agreement
THIS AGREEMENT made on [       *       ] 199[*]
BETWEEN
[NAME OF BORROWER] ACN                      (“New Borrower”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 (“Bank”)
RECITALS
A.	Under the Facility Agreement, the Borrower may from time to time raise financial accommodation.

B.	The New Borrower wishes to assume the rights and obligations of the Borrower under the Facility Agreement.
IT IS AGREED as follows:
1.	DEFINITIONS

1.1	In this agreement (including the recitals) the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited (“Suns Finance”) and Simsmetal USA Corporation (“Sims USA”) as borrower and the Bank, as varied by:
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Simsmetal UK Limited (“Sims UK”) and the Bank; and

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Sims Finance, Sims USA and Sims UK as borrower, Simsmetal Limited, the companies named in Schedule 1 to that agreement as members and the Bank.
1.2	Terms defined in the Facility Agreement have the same meaning when used in this agreement unless the context otherwise requires.
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2.	ACCESSION

2.1	The New Borrower will as and from the date of this agreement irrevocably be a Borrower for the purposes of the Facility Agreement as if named as party to the Facility Agreement in the capacity of Borrower.

2.2	The New Borrower agrees to comply with the Facility Agreement and all the terms and conditions of it will bind the New Borrower accordingly.

3.	REPRESENTATIONS AND WARRANTIES

If the New Borrower does not execute a Deed of Accession pursuant to clause 17 of the Facility Agreement at the same time as the New Borrower executes this agreement, then the New Borrower makes for the benefit of the Bank the representations and warranties contained in clause 5.1 of the Negative Pledge Agreement and clause 9.2 of the Facility Agreement.

4.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and the New Borrower submits to the non-exclusive jurisdiction of the courts of that State.
EXECUTED as an agreement.

The COMMON SEAL of	)
[ ] LIMITED is affixed in accordance	)
with its articles of association in the	)
presence of:	)

Name (print):	Name (print):
Title (print):	Title (print):
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SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
)
a duly authorized attorney under power of	)
attorney dated	)
who certifies that he is	)

	)	Attorney
of Commonwealth Bank of Australia in the	)
presence of:	)

Signature of witness

Name of witness (print)
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SCHEDULE 5
Form of Verification Certificate
To: COMMONWEALTH BANK OF AUSTRALIA
FACILITY AGREEMENT
I [name] am a [director] of                                                              [Limited] of                                                              (“Company”).
In this certificate:
(a)	the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited (“Sims Finance”) and Simsmetal USA Corporation (“Sims USA”) as borrower and the Bank, as varied by:
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Simsmetal UK Limited (“Sims UK”) and the Bank; and

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Sims Finance, Sims USA and Sims UK as borrower, Simsmetal Limited, the companies named in Schedule 1 to that agreement as members and the Bank.
(b)	the term “Borrower Accession Agreement” means the agreement so named to be made between the Company as New Borrower and the Bank.
Definitions in the Facility Agreement apply in this certificate.
I CERTIFY that attached to this certificate are complete and up to date copies of:
(a)	the memorandum and articles of association/constituent documents of the corporation (marked “A”);

(b)	a power of attorney granted by the Company for the execution of the Borrower Accession Agreement marked “B”. That power of attorney has not been revoked or suspended by the Company and remains in full force and effect; and

(c)	signatures of the Authorised Officers of the Company and the persons who have been authorised to sign the Borrower Accession Agreement and to give notices and communications under or in connection with the Facility Agreement (marked “C”).
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Signed:

Director

Print name

DATED	[ * ] 199[*]
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36.
AUD OVERDRAFT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE. LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Advance”	-	each amount drawn on the AUD Overdraft Account;

“AUD Overdraft Account”	-	the account in the name of the Borrower referable to the AUD Overdraft Facility;

“AUD Overdraft Facility”	-	the agreement by the Bank hereunder to provide Advances;

“Drawdown Amount”	-	in respect of an Advance, the face amount of the cheque drawn on the AUD Overdraft Account in respect of that Advance;

“Drawing”	-	each utilisation of the AUD Overdraft Facility as provided for in this Appendix; and

“Existing Accommodation”	-	the debit balance existing in the AUD Overdraft Account on the relevant date.
1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF AUD OVERDRAFT FACILITY

The Borrower shall execute an account authority and signature card as required by the Bank before the first utilisation of the AUD Overdraft Facility.

3.	DRAWINGS

Notwithstanding the provisions of clause 2.1 of the Master Agreement, the Borrower shall not be required to give a Drawdown Notice with respect to a proposed Drawing under the AUD Overdraft Facility. Subject to the Bank’s usual terms and conditions, the
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terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances shall be made available upon receipt of the Borrower’s cheque duly drawn upon the AUD Overdraft Account.

4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the AUD Overdraft Facility on a particular date shall be the debit balance existing in the AUD Overdraft Account on such date.

5.	INTEREST

Interest on the AUD Overdraft Account shall be computed daily on the basis of a 365 day year and shall be payable at such time and from time to time as required by the Bank. The rate of interest shall be the Reference Rate. Any change in such rate shall take effect at the opening of business on the effective date of such change.

6.	FEES

The Borrower shall pay to the Bank in relation to the AUD Overdraft Facility the fees which are specified in Part 5 of Schedule 1 to the Master Agreement.

7.	PAYMENT OF INTEREST AND FEES

The Bank may debit any amount payable pursuant to clauses 5 or 6 of this Appendix to the AUD Overdraft Account at such time and from time to time as the Bank may require and any such debiting shall be deemed to be an Advance.

8.	REPAYMENT
(a)	Notwithstanding any other provision of this Agreement the Existing Accommodation of the AUD Overdraft Facility shall be payable by the Borrower on demand by the Bank within 7 days of service of the demand. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify the Borrower that the obligation of the Bank to provide any further Accommodation hereunder is cancelled forthwith, whereupon the same shall be so cancelled forthwith.

(b)	Subject to clause 8(a), the Borrower may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation shall be repaid in full not later than the last day of the Availability Period.
9.	PAYMENTS

All payments by the Borrower in respect of the AUD Overdraft Facility shall be made in AUD.
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USD OVERDRAFT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	-	the particulars required, pursuant to clause 3 to be specified in a Drawdown Notice;

“Advance”	-	each amount drawn on the USD Overdraft Account;

“AUD Equivalent”	-	in respect of USD, the equivalent in AUD of a sum of USD converted at the Spot Rate of Exchange;

“Drawdown Amount”	-	in respect of an Advance, the AUD Equivalent of the amount specified in the Accommodation Particulars of that Advance;

“Drawing”	-	each utilisation of the USD Overdraft Facility as provided for in this Appendix;

“Existing Accommodation”	-	the debit balance existing in the USD Overdraft Account on the relevant date;

“Spot Rate of Exchange”	-	the Bank’s Sydney office spot rate of exchange for the purchase of USD with AUD two Business Days before a date upon which an AUD Equivalent is to be calculated. The Bank’s determination of such rate of exchange from time to time shall be conclusive in the absence of manifest error;

“USD Overdraft Account”	-	the account in the name of the Borrower referable to the USD Overdraft Facility; and

“USD Overdraft Facility”	-	the agreement by the Bank hereunder to provide Advance
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1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF USD OVERDRAFT FACILITY

The Borrower shall execute an account authority and signature card as required by the Bank before the first utilisation of the USD Overdraft Facility.

3.	ACCOMMODATION PARTICULARS

The Accommodation Particulars to be specified in a Drawdown Notice are the amount in USD of any proposed Advance.

4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the USD Overdraft Facility on a particular date shall be the AUD Equivalent of the debit balance existing in the USD Overdraft Account on such date.

5.	DRAWINGS

Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances shall be made available on the relevant Accommodation Date. Each Advance shall be made by the office of the Bank’s main branch in the Overseas City or such other office as the Bank may in its absolute discretion determine.

6.	INTEREST

Interest on the USD Overdraft Account shall be computed daily on the basis of a 360 day year and shall be payable at such time and from time to time as required by the Bank. The rate of interest shall be the US Reference Rate plus [*] per annum. Any change in such rate shall take effect at the opening of business on the effective date of such change.

7.	FEES

The Borrower shall pay to the Bank in relation to the USD Overdraft Facility the fees which are specified in Part 5 of Schedule 1 to the Master Agreement.

8.	PAYMENT OF INTEREST AND FEES

The Bank may debit any amount payable pursuant to clauses 6 or 7 of this Appendix to the USD Overdraft Account and any such debiting shall be deemed, without the necessity for the giving of a Drawdown Notice, to be an Advance.
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9.	REPAYMENT
(a)	Notwithstanding any other provision of this Agreement the Existing Accommodation of the USD Overdraft Facility shall be payable by the Borrower on demand by the Bank within 7 days of the service of the notice. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify the Borrower that the obligation of the Bank to provide any further Accommodation hereunder is cancelled forthwith, whereupon the same shall be so cancelled forthwith.

(b)	Subject to clause 9(a) the Borrower may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation shall be repaid in full not later than the last day of the Availability Period.
10.	PAYMENTS

All payments by the Borrower in respect of the USD Overdraft Facility shall be made in USD.
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41.
FOREIGN CURRENCY FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETÁL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	-	the particulars required, pursuant to clause 3 to be specified in a Drawdown Notice;

“Advance”	-	each amount drawn under the Foreign Currency Facility in United States Dollars or an Optional Currency and each such drawing subsequently renewed;

“AUD Equivalent”	-	in respect of any one currency, the equivalent in AUD of a sum expressed in that currency converted at the Spot Rate of Exchange;

“Banking Day”	-	a day on which the Bank is open for business in the city in which the address of the Bank set out in Part 7 of the Schedule to the Master Agreement is located and in the Overseas City;

“Drawdown Amount”	-	in respect of an Advance, the AUD amount specified, pursuant to clause 3(a), in the Accommodation Particulars of that Advance;

“Drawing”	-	each utilisation of the Foreign Currency Facility as provided for in this Appendix;

“Existing Accommodation”	-	the aggregate of all outstanding Advances in the currencies in which they are denominated at the relevant time;

“Foreign Currency Conversion Rate”	-	in relation to an Interest Date, the Bank’s Sydney office spot rate of exchange used for the purchase of the currency in which the Advance was denominated immediately prior to such Interest Date with the currency in which the Advance is
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to be denominated from such Interest Date, such rate being the rate set by the Bank two Banking Days before such Interest Date. The Borrower and the Bank hereby acknowledge that it may be necessary to convert the relevant currencies through United States Dollars to ascertain such spot rate of exchange;

“Foreign Currency Facility”	-	the agreement by the Bank hereunder to provide Advances to the Borrower;

“Interest Date”	-	in relation to an Advance, the last day of an Interest Period;

“Interest Period”	-	subject as provided herein, a period of between 7 and 180 days as selected or deemed to have been selected by the Borrower in accordance with clause 3(b) or 5.1(d) or such other periods as may be agreed. The first Interest Period of each Advance will commence upon the drawdown of the Advance and will end upon the expiry of the period selected by the Borrower. All subsequent Interest Periods will commence forthwith upon the expiry of the previous Interest Period PROVIDED that if any Interest Period would but for this proviso end on a day which is not a Business Day that Interest Period shall be extended to the next succeeding Business Day and PROVIDED further that no such Interest Period shall extend beyond the Availability Period;

“Optional Currency”	-	any currency (other than USD and AUD) which is freely transferable and immediately convertible into USD;

“Original AUD Amount”	-	in relation to each Advance, the sum in AUD specified in the Drawdown Notice given pursuant to clause 2.1 of the Master Agreement in respect of that Advance; and

“Spot Rate of Exchange”	-	in relation to an Interest Period or any date, the Bank’s Sydney office spot rate of exchange for the purchase of United States Dollars or the relevant Optional Currency with AUD two Banking Days before such Interest Period or date, as the case may be.
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The Bank’s determination as to the Bank’s spot rate of exchange will be conclusive in the absence of manifest error. The Borrower acknowledges that it may be necessary for the Bank to convert AUD amounts through USD to ascertain the Bank’s spot rate of exchange in the case of an Optional Currency.
1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF FOREIGN CURRENCY FACILITY

The Borrower shall execute such authorities as are required by the Bank before the first utilisation of the Foreign Currency Facility.

3.	ACCOMMODATION PARTICULARS

The Accommodation Particulars to be specified in a Drawdown Notice are:
(a)	the amount in USD (or relevant Optional Currency) of any proposed Advance which shall be not less than USD (or relevant Optional Currency) 500,000 and which shall be an integral multiple of USD (or relevant Optional Currency) 100,000;

(b)	the duration of the Interest Period of each Advance;
PROVIDED THAT:
(i)	Advances may only have Interest Dates on a day which is a Business Day; and

(ii)	no Advance shall have an Interest Date beyond the Availability Period.
4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the Foreign Currency Facility on a particular date shall be the aggregate Original AUD Amounts of all Advances outstanding and all Advances renewed pursuant to clause 5.1 (d) on such date (an Advance shall be deemed to be outstanding notwithstanding that the Borrower has made a payment pursuant to clause 5.3(d)) PROVIDED THAT such Outstanding Accommodation shall not include the aggregate Original AUD Amounts of all Advances repaid pursuant to clause 5.3(c) on such Date.

5.	DRAWINGS
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5.1	(a)	Subject to the terms and conditions contained herein, the Bank shall on any relevant Accommodation Date provide Advances to the Borrower in the amount, currency and for the term specified pursuant to the relevant Drawdown Notice.

	(b)	All Advances shall be made available by the Bank’s Australian City office or such other office as the Bank may from time to time notify to the Borrower.

	(c)	The Borrower shall ensure that the Bank has the opportunity to quote for the purchase of an Advance in Australia in the equivalent amount of AUD and, if such quote is accepted by the Borrower, the equivalent amount of such Advance shall be credited to an account of the Borrower at a branch of the Bank in Australia nominated by the Borrower. Where, pursuant to clause 2.1(e) of the Master Agreement, the Borrower nominates an account of the Borrower at a branch of the Bank in Australia as the account to which the Advance is to be paid the Borrower shall, in the absence of written instructions to the Bank to the contrary, be deemed to have instructed the Bank to convert the Advance into AUD on the basis of the Bank’s Sydney office spot selling rate of exchange for the purchase of the currency in which the Advance is denominated with AUD on the date on which the Advance is debited to such account.

	(d)	An Advance may be renewed at the end of each Interest Period. The Borrower by notice in writing delivered to the Bank not later than five Business Days prior to the expiration of each successive Interest Period then current (or at such later time as may be agreed) may nominate the duration of the next following Interest Period and the currency it wishes the Advance to be denominated in during such Interest Period. If the Borrower fails to give such notice then, subject to clause 5.3(c), the Borrower shall be deemed to have selected the same duration for the relevant Interest Period as the immediately preceding Interest Period and the same currency for the relevant Interest Period as the Advance was denominated in during the immediately preceding Interest Period.
5.2	Interest
(a)	The Borrower shall:
(i)	on each Interest Date pay to the Bank interest at the rate determined in accordance with clause 5.2(b) on each Advance; and

(ii)	on any date on which the Borrower shall discharge its liability hereunder in respect of an Advance pay to the Bank interest at the rate determined in accordance with clause 5.2(b) on such Advance.
(b)	The rate of interest applicable to each Interest Period of each Advance shall be:
(i)	in respect of Sims UK and Sims USA where the Advance is made available in an Overseas City, the aggregate of [*] and the arithmetic average (rounded upward if necessary to the nearest one sixteenth of one percent) of the offered rates quoted to the Bank by leading banks in the Overseas
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City Interbank Market at or about 11.00 am in the Overseas City two Business Days prior to the beginning of such Interest Period (or at such other time as may be agreed) for deposits in United States Dollars or in the relevant Optional Currency as the case may be for a term equal to such Interest Period and for an amount similar to the amount of such Advance; and

(ii)	in respect of each of Sims and Sims Finance where the Advance is made available in the Australian City, the rate quoted by the Bank to that Borrower and accepted by it.
(c)	The rate of interest determined in terms of clause 5.2(b) shall be promptly notified by the Bank to the Borrower.

(d)	Interest will be calculated on the actual number of days elapsed and on the basis of a year of three hundred and sixty (360) days except in the case of Pounds Sterling which will be calculated on the basis of a year of three hundred and sixty-five (365) days.
5.3	Repayment and Cancellation
(a)	Subject to any provision of the Master Agreement or this Appendix to the contrary the Borrower will repay the Existing Accommodation at the end of the Availability Period.

(b)	Each Advance, all interest and any other moneys (other than moneys referred to in clause 12 of the Master Agreement) to become owing or payable by the Borrower to the Bank in respect of an Advance shall be repaid or paid in the currency in which such Advance is denominated.

The Borrower agrees that it shall ensure that the Bank has the opportunity to quote for the supply of any United States Dollars and/or Optional Currency required by the Borrower to meet its obligations hereunder.

(c)	The Borrower upon giving not less than five Business. Days prior notice (or such shorter notice as may be agreed) (such notice to be irrevocable) to the Bank but subject to clause 18.3 of the Master Agreement may repay an Advance at any time. The Borrower shall not be permitted to repay part only of an Advance. Any amount so repaid shall continue to form part of the Accommodation Limit.

(d)	The Borrower will obtain all necessary approvals from the Reserve Bank of Australia with regard to any Exchange Control restrictions for any Advance or otherwise PROVIDED THAT if at any time in relation to any payment becoming due (whether of principal or interest) Exchange Control restrictions imposed by the Reserve Bank of Australia shall prohibit that payment being made in accordance with clause 5.3(b) of this Appendix and clause 6 of the Master Agreement the Borrower shall make reasonable efforts to remove that prohibition and if unsuccessful therein shall (unless otherwise requested by the Bank) on the due
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46.
date in the case of principal or within three days of the due date in the case of interest deposit with the Bank at the Sydney branch of the Bank that amount of Australian Dollars as would purchase the required amount of United States Dollars or the relevant Optional Currency as the case may be at the Bank’s Sydney office spot selling rate of exchange for the purchase of the relevant currency with AUD on the day the deposit is made or if there is no such rate quoted by the Bank on that day then at such rate last quoted by the Bank and immediately upon such prohibition being lifted (in whole or in part) and the Bank being able to quote a rate for sale of United States Dollars or the relevant Optional Currency as applicable the Borrower shall purchase and shall be permitted to use the aforesaid deposit in or towards the purchase from the Bank of the required amount of the relevant currency at the Bank’s Sydney office spot selling rate of exchange for the purchase of the relevant currency with AUD two Business Days prior to the date the remittance is made of so much of the relevant payment (together with additional interest accrued thereon) as can then be lawfully remitted.
5.4	Currencies of Existing Accommodation
(a)	(i)	Notwithstanding any other provision of this Agreement an Advance may be denominated in an Optional Currency only if the Bank so agrees. The Bank shall give notice as to agreement or otherwise to the Borrower not later than 3.00 pm (Overseas City time) three Business Days prior to the commencement of the relevant Interest Period or at such later time as may be agreed.

	(ii)	If the Bank does not agree on the Optional Currency specified by the Borrower as aforesaid such Advance shall be denominated in United States Dollars for the relevant Interest Period unless the Bank agrees with the Borrower that such Advance shall be denominated in another Optional Currency for such Interest Period.
(b)	Notwithstanding the giving by the Bank of a notice pursuant to clause 5.4(a)(i) that an Optional Currency is agreed, if thereafter there shall occur any changes in national or international financial, political or economic conditions, currency availability, currency exchange rates or exchange controls, which in the opinion of the Bank render it impracticable for the Advance to be denominated in such Optional Currency during the Interest Period concerned, the Bank shall give notice to the Borrower to that effect as soon as practicable. In such event:
(i)	in the case of the drawdown of an Advance, the Borrower and the Bank may agree that the notice given pursuant to clause 2.1 of the Master Agreement for the borrowing of such Advance shall not apply;

(ii)	in the absence of such agreement and in any other case, such Advance shall be denominated in United States Dollars during such Interest Period; and
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(iii)	in any event, the Borrower shall indemnify the Bank against any loss and reasonable expenses which it may sustain or incur in taking steps to comply with its obligations under this Agreement as a consequence of the occurrence of any change as aforesaid and the operation of this clause 5.4(b);
(c)	The Borrower may not specify currencies under this agreement if as a result the Existing Accommodation would be denominated at any one time in more than three currencies (being either United States Dollars and/or Optional Currencies).
5.5	Currency fluctuations
(a)	If at any time the AUD Equivalent of all Advances then outstanding exceeds 105 of the Accommodation Limit, the Borrower shall deposit into the account held by the Borrower with the Bank (“Margin Account”) the amount in the currency certified by the Bank as being required to ensure that the AUD Equivalent of all Advances then outstanding less the amount standing to credit in the Margin Account will not exceed the Accommodation Limit.

(b)	The Borrower may demand or require repayments or withdrawals of any amounts standing to the credit in the Margin Account (and the Bank will comply with any such demand or requirement from the Borrower) only to the extent or amount that the Accommodation Limit exceeds the aggregate of:
(i)	the AUD Equivalent of all Advances then outstanding; plus

(ii)	the amount (including interest) standing to the credit of the Margin Account, at the relevant time.
(c)	Other than as permitted under clause 5.5(b) the Borrower may not demand or require repayments or withdrawals of any amounts standing to credit in the Margin Account and the Bank will not be required to comply with any such demand or requirement unless and until all moneys, liabilities and obligations due or owing to the Bank under the Foreign Currency Facility have been paid and satisfied in full.

(d)	The Bank shall pay interest on the amounts standing to credit in the Margin Account. Interest shall be calculated daily and payable monthly in arrears. The applicable interest rate shall be the rate quoted in good faith by the Bank as the rate at which it would accept 24 hour call deposits of a similar amount and in the same currency or currencies as the credit balance in the Margin Account.
5.6 Substitute Basis
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(a)	Notwithstanding anything to the contrary herein contained, if at any time prior to the commencement of any Interest Period the Bank shall have determined (which determination shall be conclusive and binding upon the Borrower) that:
(i)	by reason of circumstances affecting the Overseas City Interbank Eurocurrency Market adequate and fair means do not exist for ascertaining pursuant to clause 5.2(b) the rate of interest applicable to any Advance during such Interest Period; or

(ii)	deposits in United States Dollars or the relevant optional currency as the case may be are not available to the Bank in the Overseas City Interbank Eurocurrency Market in sufficient amounts to fund any Advance in the ordinary course of business; or

(iii)	by reason of any change in national or international, financial, political or economic conditions or exchange controls it is impracticable for the Bank to fund or to renew an Advance in United States Dollars or the relevant Optional Currency as the case may be;
the Bank shall as soon as practicable give written notice of such determination to the Borrower.
(b)	Upon a notice being given under clause 5.6(a), the Bank and the Borrower shall negotiate in good faith with a view to agreeing an alternative method of fixing the interest rate, an alternative Interest Period an alternative currency for the Advance and/or an alternative lending office for the Bank.

(c)	If such agreement is not reached by the last day of the current Interest Period the Advance shall become due and repayable in full on that day.
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BILLS DISCOUNT/ACCEPTANCE/INDORSEMENT
FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	- the particulars required, pursuant to clause 3 to be specified in a Drawdown Notice;

“Bank Bill Discount Rate”	- the rate of discount expressed as a percentage yield to maturity per annum at which the Bank is prepared to purchase Bills accepted or indorsed by itself;

“Banking Day”	- a day on which the Bank is open for business in the Australian City;

“Bill”
-     has the meaning assigned to the expression “bill of exchange” by the Bills of Exchange Act, 1909 of the Commonwealth of Australia (but shall not include cheques) and any reference to the drawing, acceptance, indorsement or other dealing of or with a Bill is a reference to such drawing, acceptance, indorsement or other dealing within the meaning of that Act;

“Bills Discount/Acceptance/Indorsement Facility”
-     the agreement by the Bank hereunder to accept Bills or accept and discount Bills drawn by the Borrower or to indorse Bills or indorse and discount Bills drawn by a third party and accepted by the Borrower;

“Bills Discount/Acceptance/ “Indorsement Usage Fee”	- the Bills Discount/Acceptance/Indorsement Usage fee payable pursuant to clause 9;

“Bill Indorsement Facility”	- the agreement by the Bank hereunder to indorse or to indorse and discount Bills
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drawn by a third

“Drawdown Amount”	- in respect of a Drawing, the amount specified, pursuant to clause 3(a), in the Accommodation Particulars referable to that Drawing;

“Drawing”	- each utilisation of the Bills Discount/Acceptance/Indorsement Facility as provided for in this Appendix;

“Existing Accommodation”	- the aggregate face value of all Bills accepted or indorsed by the Bank hereunder which shall not have been paid;

“Net Bill Proceeds”
-     the Proceeds of Discount of any Bill accepted and discounted or indorsed and discounted pursuant to the Bills Discount/Acceptance/ Indorsement Facility less the Bills Acceptance Usage Fee or the Bills Indorsement Usage Fee, as the case may be, payable in respect of that Bill;

“Proceeds of Discount”	- in relation to a Bill discounted by the Bank, the sum derived by application of the formula:

Proceeds of Discount =	FV x 36,500 (DM x R) + 36,500

where:

FV is the face value of the Bill;

DM is the number of days to maturity of the Bill; and

R is the Bank Bill Discount Rate expressed as a percentage per annum yield;

“Retiring Bills”	- has the meaning ascribed to that term in clause 8; and

“Rollover Date”	- any day during the Availability Period other than the last 30 days of the Availability Period on which any Bill falls
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1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF BILLS DISCOUNT/ACCEPTANCE/INDORSEMENT FACILITY

The Borrower shall execute such authorities as are required by the Bank before the first utilisation of the Bills Discount/Acceptance/Indorsement Facility.

3.	ACCOMMODATION PARTICULARS

The Accommodation Particulars to be specified in a Drawdown Notice are:
(a)	the aggregate face value of Bills to be accepted or indorsed which shall be not less than AUD500,000 and which shall be an integral multiple of AUD100,000;

(b)	whether the Bills are to be accepted by the Bank or indorsed by the Bank; and

(c)	the term of each of the Bills (which in respect of any Accommodation Date shall be the same for all Bills referable to that Accommodation Date) being not less than 30 days nor more than 185 days);
PROVIDED THAT Bills may only be drawn to mature on a day which is a Business Day and no Bill shall have a term extending beyond the Availability Period.

4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the Bills Discount/Acceptance/Indorsement Facility on a particular date shall be the aggregate face value of all Bills accepted or indorsed by the Bank hereunder which shall not have been paid by such date and all Bills which are accepted as replacement Bills pursuant to clause 6(a) on such date PROVIDED THAT such Outstanding Accommodation shall not include the aggregate face value of Retiring Bills which mature on such date.

5.	DRAWINGS

(a)	(i)	If the Borrower specifies pursuant to clause 3(b) that Bills are to be accepted by the Bank then not later than 12 noon (Australian City time) one Banking Day before a relevant Accommodation Date (or at such later time as may be agreed) the Borrower will deliver to the Bank at its Australian City branch (or to such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower) Bills naming the Borrower as drawer and payee (signed by the Borrower as drawer) and naming the Bank as acceptor having an aggregate face value equivalent to the amount specified pursuant to clause 3(a) in respect of that Accommodation Date. The Bank shall insert the address of the
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office of the Bank at the Australian City at which Bills are to be payable and shall accept the Bills in the Australian City on the relevant Accommodation Date.

(ii)	If the Borrower specifies pursuant to clause 3(b) that Bills are to be indorsed by the Bank then not later than 10.00 am (Australian City time) on the relevant Accommodation Date (or at such later time as may be agreed) the Borrower will deliver to the Bank at its Australian City branch (or to such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower) Bills naming a third party or the Borrower as drawer (signed by the drawer) a third party or the Borrower as payee and a third party as acceptor (signed by the acceptor) having an aggregate face value equivalent to the amount specified pursuant to clause 3(a) in respect of that Accommodation Date. The Bank shall indorse the Bills in the Australian City on the relevant Accommodation Date.
(b)	Not later than 10.45 am (Australian City time) on the relevant Accommodation Date the Bank shall notify the Borrower of its Bank Bill Discount Rate in respect of Bills of a similar term and amount to those accepted or indorsed by it hereunder for discounting on that day. Forthwith after receipt of such notification the Borrower shall notify the Bank whether it wishes to have the Bills which have been accepted or indorsed by the Bank for discounting on that day discounted by the Bank or whether it wishes to arrange for a third party to discount such Bills.

(c)	Subject to the terms and conditions contained herein the Bank shall on any relevant Accommodation Date:
(i)	where the Bank is to discount the Bills referred to in clause 5(a), discount such Bills at the Bank Bill Discount Rate notified to the Borrower pursuant to clause 5(b) and on the relevant Accommodation Date pay the aggregate Net Bill Proceeds of such Bills to the account or accounts nominated pursuant to clause 2.1(e) of the Master Agreement; or

(ii)	where a third party is to discount such Bills, not later than 1.00 pm (Australian City time) on the relevant Accommodation Date make such Bills available to the Borrower at the Australian City branch of the Bank (or at such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower).
6.	REPLACEMENT BILLS
(a)	Subject to clause 2.2 of the Master Agreement, where the Bank has accepted or indorsed Bills the Bank, at the option of the Borrower, shall accept or accept and discount or indorse or indorse and discount on each Rollover Date Bills replacing those Bills having an aggregate face value equivalent to the aggregate face value of the Bills accepted or indorsed by the Bank which mature on such Rollover Date
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less the aggregate face value of Bills accepted or indorsed by the Bank which are or are to be retired on such date pursuant to clause 8 (the “replacement Bills”). Subject to the provisions of this Agreement one or more replacement Bills may be drawn to replace maturing Bills accepted or indorsed by the Bank.
(b)	Not later than 10.00 am (Australian City time) two Banking Days prior to any Rollover Date (or at such later time as may be agreed) the Borrower shall by notice in writing delivered to the Australian City office of the Bank nominate the term of the replacement Bills (which shall be the same for all Bills referable to that Rollover Date) which shall be not less than 30 days nor more than 185 days PROVIDED THAT:
(i)	replacement Bills may only be drawn to mature on a date which is a Business Day and no replacement Bill shall have a term which will extend beyond the Availability Period; and

(ii)	if the Borrower fails to give a notice required under this clause 6(b) the Borrower shall be deemed, subject to clause 6(b)(i), to have elected that replacement Bills have a term equal to the term of the Bills being replaced.
(c)	Clauses 5(a)(i) and 5(b) shall apply mutatis mutandis in relation to the preparation, delivery, execution, and acceptance or indorsement of and election as to the party to discount replacement Bills.

(d)	On each Rollover Date the Bank shall:
(i)	where the Bank is to discount the replacement Bills, discount the replacement Bills at the Bank Bill Discount Rate notified to the Borrower pursuant to clause 5(b) and before the close of business on the relevant Rollover Date apply the Net Bill Proceeds of each replacement Bill in or towards discharging the obligation of the Borrower to indemnify the Bank pursuant to clause 7 in respect of the Bills accepted or indorsed by the Bank hereunder which mature on that Rollover Date; or

(ii)	where a third party is to discount the replacement Bills, not later than 1.00 pm (Australian City time) on the relevant Rollover Date make the replacement Bills available to the Borrower at the Australian City branch of the Bank (or at such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower) PROVIDED THAT the Bank shall not be obliged to make such replacement Bills available to the Borrower until such time as the Borrower has discharged its obligations under clause 7 in respect of the Bills accepted or indorsed by the Bank hereunder which mature on that Rollover Date.
7.	INDEMNITY IN RESPECT OF BILLS

The Borrower hereby indemnifies the Bank and agrees to keep the Bank at all times indemnified against all liabilities of the Bank as acceptor or indorser of any Bill drawn by
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the Borrower or a third party and accepted or indorsed by the Bank hereunder. The Borrower agrees with the Bank that, as between the Bank and the Borrower, the Borrower is primarily liable in respect of Bills drawn by the Borrower or a third party and accepted or indorsed by the Bank hereunder and accordingly:
(a)	as between the Borrower and the Bank, the liability of the Borrower with respect to the Bills shall not be taken to have been discharged by reason of the Bank becoming the holder of any Bill before or on or after its maturity date; and

(b)	in respect of Bills accepted by the Bank hereunder, or indorsed by the Bank and held by it at maturity, the Borrower shall not later than 1.00 pm (Australian City time) on each day on which each such Bill falls due for payment, pay to the Bank an amount equal to the face value thereof PROVIDED THAT where any such Bill is replaced on its Rollover Date by a further Bill which the Borrower has elected to have discounted by the Bank on that Rollover Date, the amount to be paid to the Bank pursuant to this clause 7 shall be reduced by an amount equal to the Net Bill Proceeds of that further Bill; and

(c)	in respect of Bills indorsed by the Bank hereunder and held by a third party at maturity the Borrower shall, if demand is made upon the Bank as indorser of any such Bill by the holder of any such Bill, forthwith upon demand by the Bank pay to the Bank an amount equal to the face value thereof.
8.	RETIRING BILLS

The Borrower upon giving to the Bank not less than three Banking Days prior written notice (or such shorter notice as may be agreed) (such notice to be irrevocable) may elect during the Availability Period not to rollover but to retire any Bill accepted by the Bank (the “Retiring Bill”) on its maturity date. The term “Retiring Bill” shall also include any Bill which the Bank indorses pursuant to clause 5(a)(ii). The amount representing the face value of any Retiring Bill shall continue to form part of the Accommodation Limit.

9.	BILLS DISCOUNT/ACCEPTANCE/INDORSEMENT FACILITY AND USAGE FEES

The Borrower shall pay to the Bank in relation to the Bills Discount/Acceptance/ Indorsement Facility the fees which are specified in Part 5 of Schedule 1 to the Master Agreement.

10.	AUTHORITY TO ROLL OVER BILLS ON DEFAULT

Notwithstanding any other provision of this Agreement, if the Borrower fails to make any payment due to the Bank under this Agreement in respect of Bills on the due date therefor, then the Bank may, at its option, (and is hereby irrevocably appointed the attorney of the Borrower so to do) draw and indorse on behalf of the Borrower and accept and discount or accept and arrange the discounting of Bills for such periods as in the opinion of the Bank are necessary and in such amounts as are sufficient to result in Net Bill Proceeds of an amount equal to the amount of such payment. The Proceeds of
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Discount of such Bills shall be applied by the Bank in payment to it of the Bills Acceptance Usage Fee payable in respect of those Bills and of an amount equal to the amount of the unpaid payment. The exercise by the Bank of its option under this clause 10 shall not act as a waiver of the Bank’s right to make a declaration under clause 10.1 of the Master Agreement.

11.	POWER OF ATTORNEY

The Borrower appoints each Authorised Officer of the Bank its attorney on the following terms:
(a)	the Borrower authorises each Authorised Officer of the Bank to complete Bills in accordance with the obligations of the Borrower in all respects in which they are incomplete in accordance with the relevant Drawdown Notice (including, without limitation, the completion of the face value of the Bills as required by the Bank) and to date them;

(b)	the Borrower authorises each Authorised Officer of the Bank to draw, present and sign (whether as drawer, acceptor or indorser) for the Borrower each Bill to be drawn and accepted by the Bank or indorsed by the Bank and the Borrower appoints each Authorised Officer of the Bank as its attorney for this purpose and the purposes set out in clause 11(a) to draw, present and sign Bills on behalf of the Borrower whether as drawer, acceptor or indorser;

(c)	the power granted hereunder will be exercised under hand by two or more of the Authorised Officers of the Bank;

(d)	the Borrower indemnifies and will at all times keep indemnified the Authorised Officers of the Bank and each of them and the Bank against all costs, charges, expenses and losses which the Authorised Officers of the Bank or any of them or the Bank may incur in or in respect of the execution of the powers hereby conferred upon the Authorised Officers of the Bank;

(e)	in consideration of the Authorised Officers of the Bank carrying out the powers hereby conferred the Borrower agrees that this power is irrevocable until such time as all moneys owing under or in connection with this Agreement have been paid to the Bank provided that the Borrower may revoke this power at any time with the consent in writing of the Bank; and

(f)	each of the Authorised Officers of the Bank may exercise or concur in exercising all powers hereby conferred notwithstanding that any of the Authorised Officers of the Bank has or may have a direct, indirect or personal interest in the mode or result of exercising such power or may benefit either directly or indirectly as a result of the exercise of any such power and notwithstanding that any of the Authorised Officers of the Bank may be a bank officer acting for or on behalf of the Bank.
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STANDBY LETTER OF CREDIT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	- the particulars required, pursuant to clause 3 to be specified in a Drawdown Notice;

“AUD Equivalent”	- in respect of any one currency the equivalent in AUD of a sum expressed in that currency converted at the Spot Rate of Exchange;

“Drawdown Amount”	- in respect of a Drawing, the amount specified, pursuant to clause 3, in the Accommodation Particulars referable to that Drawing;

“Drawing”	- each utilisation of the Letter of Credit Facility as provided for in this Appendix;

“Existing Accommodation”
-     the aggregate, in the currencies in which they are denominated, of the face amount of each Letter of Credit Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on the relevant date.

“Letter of Credit Facility”	- the agreement by the Bank hereunder to establish any one or more Letter of Credit Liabilities;

“Letter of Credit Liability”	- a liability of the Bank under a letter of credit; and

“Spot Rate of Exchange”	- the Bank’s Australian City office spot rate of exchange for the purchase of a currency with AUD two Business Days before the
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relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.
1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF LETTER OF CREDIT FACILITY

The Borrower shall execute such application forms and authorities as are required by the Bank before each utilisation of the Letter of Credit Facility.

3.	ACCOMMODATION PARTICULARS

The Accommodation Particulars to be specified in a Drawdown Notice are such particulars as are required by the Bank on the application forms and authorities which the Bank requires to be completed by the Borrower prior to the establishment of the relevant Letter of Credit Liability.

4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the Letter of Credit Facility at a particular date shall be the aggregate of:
(a)	the aggregate face amount of each Letter of Credit Liability the face amount of which is denominated in AUD under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date; and

(b)	the aggregate of the AUD Equivalents on such date of the face amount of each other Letter of Credit Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date.
5.	DRAWINGS

Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time in its discretion impose, the Bank shall establish Letter of Credit Liabilities. All Letter of Credit Liabilities established by the Bank shall be in such form as the Bank requires and be made available by the Bank through the Australian City Office of the Bank.

6.	FEES

The Borrower shall pay to the Bank such fees referable to the establishment of each Letter of Credit Liability as the Bank advises from time to time. The Borrower shall also
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pay to the Bank in respect of each Letter of Credit Liability, the Letter of Credit Facility Issue Fee specified in Part 5 of Schedule 1 to the Master Agreement.

7.	INABILITY TO ESTABLISH LETTER OF CREDIT LIABILITIES

If:
(a)	by reason of any applicable law, regulation, order or directive (whether or not having the force of law) or by reason of its interpretation by any governmental authority charged with the administration thereof or by any court of competent jurisdiction; or

(b)	by reason of any national or international, financial, political or economic conditions or exchange controls, the Bank is unable or unwilling to establish a Letter of Credit Liability in accordance with the applicable Drawdown Notice, the Bank shall notify the Borrower to that effect as soon as practicable and the obligation of the Bank to establish such Letter of Credit Liability in accordance with such Drawdown Notice shall cease and the relevant Drawdown Notice shall be deemed to be revoked, whereupon the Borrower and the Bank shall negotiate in good faith with a view to agreeing an alternative basis on which the Accommodation pursuant to the Letter of Credit Facility may be provided by the Bank.
8.	INDEMNITY

Subject to the following provisions of this clause, the Borrower hereby indemnifies and undertakes to keep the Bank indemnified at all times upon demand from and against all actions, proceedings, claims and demands which may be brought or made against the Bank and all losses, costs, charges, damages and expenses which the Bank may incur or sustain or for which the Bank may become liable by reason either directly or indirectly of the establishment by the Bank of a Letter of Credit Liability and the Bank is hereby irrevocably authorised and directed by the Borrower to pay forthwith on any demand appearing or purporting to be made by or on behalf of a beneficiary named as the beneficiary of a Letter of Credit Liability in accordance with the terms of the Letter of Credit any sums up to the limit of the liability stated therein which may be demanded from the Bank from time to time without any reference to or any necessity for confirmation or verification on the part of the Borrower, it being expressly agreed that any such demand shall be as between the Borrower and the Bank conclusive evidence that the sum stated therein is properly due and payable. The obligations of the Borrower shall not, provided that the Bank has exercised due care herein, be affected or in any way limited by any falsity, inaccuracy, insufficiency or forgery of or in any notice or demand pursuant to any Liability or the failure other than negligent failure of the Bank to enquire whether any notice or demand has been inaccurately transmitted or received from any cause whatsoever or has been given or sent by an unauthorised person.
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DOCUMENTARY CREDIT/GUARANTEE FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	- the particulars required, pursuant to clause 3 to be specified in a Drawdown Notice;

“AUD Equivalent”	- in respect of any one currency the equivalent in AUD of a sum expressed in that currency converted at the Spot Rate of Exchange;

“Documentary Credit/Guarantee Facility”	- the agreement by the Bank hereunder to establish any one or more Documentary Credit Liabilities or Guarantee Liabilities;

“Documentary Credit Liability”	- a liability of the Bank under a documentary credit established where the Bank will retain control of the relevant goods;

“Drawdown Amount”
-     where the face amount of the relevant Liability is denominated in AUD, that amount, and where the face amount is denominated in a currency other than AUD, the AUD Equivalent of the face amount of that Liability on the date on which the Liability was or is to be established by the Bank;

“Drawing”	- each utilisation of the Documentary Credit/ Guarantee Facility as provided for in this Appendix;

“Existing Accommodation”	- the aggregate, in the currencies in which they are then denominated, of the face amount of each Liability under which the Bank remains wholly or partially liable
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(whether contingently or otherwise) on the relevant date;

“Guarantee Liability”	- a liability of the Bank under a guarantee;

“Liability”	- either a Documentary Credit Liability or a Guarantee Liability; and

“Spot Rate of Exchange”
-     the Bank’s Australian City office spot rate of exchange for the purchase of a currency with AUD two Business Days before the relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.

1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF THE DOCUMENTARY CREDIT/GUARANTEE FACILITY

The Borrower shall execute such application forms and authorities as are required by the Bank before each utilisation of the Documentary Credit/Guarantee Facility.

3.	DRAWDOWN NOTICES AND ACCOMMODATION PARTICULARS

A Drawdown Notice to be given by the Borrower pursuant to clause 2.1 of the Master Agreement with respect to a proposed utilisation of the Documentary Credit Facility shall be given not later than 11.00 am (Australian City time) on the proposed Accommodation Date.

A Drawdown Notice to be given by the Borrower pursuant to clause 2.1 of the Master Agreement with respect to a proposed utilisation of the Guarantee Facility shall be given not later than 11.00am (Australian City time) two Business Days prior to the proposed Accommodation Date.

The Accommodation Particulars to be specified in the Drawdown Notice are:
(a)	whether the Borrower requires the Bank to establish a Documentary Credit Liability or a Guarantee Liability; and

(b)	such particulars as are required by the Bank on the application forms and authorities which the Bank requires to be completed by the Borrower prior to the establishment of the relevant Liability.
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4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the Documentary Credit/Guarantee Facility at a particular date shall be the aggregate of:
(i)	the aggregate face amount of each Liability the face amount of which is denominated in AUD under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date; and

(ii)	the aggregate of the AUD Equivalents on such date of the face amount of each other Liability under which the Bank remains wholly or partially liable (whether contingently or otherwise) on such date.
5.	DRAWINGS

Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time in its discretion impose, the Bank shall establish Liabilities. All Liabilities established by the Bank shall be in such form as the Bank requires.

6.	FEES

The Borrower shall pay to the Bank such documentary establishment fees referable to the establishment of each Liability as the Bank advises from time to time. The Borrower shall also pay to the Bank in respect of each Liability the Documentary Credit/Guarantee issue Fee specified in Part 5 of Schedule 1 to the Master Agreement. Such fee shall be calculated in the manner and paid at the time or times set out in such Part.

7.	INABILITY TO ESTABLISH LIABILITIES

If:
(a)	by reason of any applicable law, regulation, order or directive (whether or not having the force of law) or by reason of its interpretation by any governmental authority charged with the administration thereof or by any court of competent jurisdiction; or

(b)	by reason of any national or international, financial political or economic conditions or exchange controls, the Bank is unable or unwilling to establish a Liability in accordance with the applicable Drawdown Notice, the Bank shall notify the Borrower to that effect as soon as practicable and the obligation of the Bank to establish such Liability in accordance with such Drawdown Notice shall cease and the relevant Drawdown Notice shall be deemed to be revoked, whereupon the Borrower and the Bank shall negotiate in good faith with a view to agreeing an alternative basis on which the Accommodation pursuant to the Documentary Credit/Guarantee Facility requested by the Borrower may be provided by the Bank.
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8.	INDEMNITY

Subject to the following provisions of this clause, the Borrower hereby indemnifies and undertakes to keep the Bank indemnified at all times upon demand from and against all actions, proceedings, claims and demands which may be brought or made against the Bank and all losses, costs, charges, damages and expenses which the Bank may incur or sustain or for which the Bank may become liable by reason either directly or indirectly of the establishment by the Bank of a Liability at the request of the Borrower and the Bank is hereby irrevocably authorised and directed by the Borrower to pay forthwith on any demand appearing or purporting to be made by or on behalf of a beneficiary named as the beneficiary of a Liability any sums up to the limit of the liability stated therein which may be demanded from the Bank from time to time without any reference to or any necessity for confirmation or verification on the part of the Borrower, it being expressly agreed that any such demand shall be as between the Borrower and the Bank conclusive evidence that the sum stated therein is properly due and payable. The obligations of the Borrower shall not, provided that the Bank has exercised due care herein, be affected or in any way limited by any falsity, inaccuracy, insufficiency or forgery of or in any notice or demand pursuant to any Liability or the failure other than negligent failure of the Bank to enquire whether any notice or demand has been inaccurately transmitted or received from any cause whatsoever or has been given or sent by an unauthorised person.

9.	CURRENCY FLUCTUATIONS
(a)	If at any time during the currency of a Liability the face amount of which is denominated in a currency other than AUD, the AUD Equivalent of the face amount of such Liability exceeds the aggregate of the Drawdown Amount of such Liability and the balance then held by the Bank of any deposits previously made by the Borrower with respect to such Liability in accordance with this clause 9(a), if any, the Borrower shall upon receipt of a notice by the Bank to that effect deposit with the Australian City branch of the Bank (or such other branch of the Bank in the Australian City as the Bank may from time to time notify to the Borrower) an amount in AUD equal to the amount by which such AUD Equivalent exceeds such aggregate PROVIDED HOWEVER THAT the Bank shall not serve notice on the Borrower pursuant to this clause 9(a) with respect to a particular Liability where no deposits are then held by the Bank with respect to such Liability unless the AUD Equivalent of the face amount of such Liability at the relevant time exceeds the Drawdown Amount of such Liability by an amount in excess of 5 % of such Drawdown Amount.

(b)	Where a deposit has been made by the Borrower with respect to a Liability in accordance with clause 9(a) and at any time thereafter the AUD Equivalent of the face amount of such Liability is less than the aggregate of the Drawdown Amount of such Liability and the balance then held by the Bank of any deposits previously made by the Borrower with respect to such Liability in accordance with clause 9(a) the Bank shall upon written request by the Borrower pay to the Borrower out of such deposits an amount equal to the lesser of such difference or the balance of the deposits then held by the Bank-with respect to such Liability.
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(c)	Upon discharge of the Bank’s obligations with respect to a Liability the balance then held by the Bank of any deposit made by the Borrower with respect to such Liability in accordance with clause 9(a) and the interest paid or payable by the Bank on such deposits in accordance with clause 9(d) shall be applied by the Bank in or towards meeting the Borrower’s obligations to the Bank with respect to such Liability under clause 8 and any balance remaining after such application shall be paid by the Bank to the Borrower.

(d)	The Bank shall pay interest on the daily balance of deposits made by the Borrower pursuant to this clause 9 in respect of a Liability at the rate of interest agreed in writing by the Borrower and the Bank or, if no such rate is agreed, at the rate determined at the sole discretion of the Bank.
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FOREIGN BILLS NEGOTIATED FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Accommodation Particulars”	- the particulars required, pursuant to clause 3 to be specified in a Drawdown Notice;

“AUD Equivalent”	- in respect of any one currency, the equivalent in AUD of the sum expressed in that currency converted at the Bank’s Spot Rate of Exchange;

“Drawdown Amount”	- in respect of a Foreign Bill, the AUD Equivalent of the Proceeds of Negotiation of such Foreign Bill;

“Drawing”	- each utilisation of the Foreign Bills Negotiated Facility as provided for in this Appendix;

“Existing Accommodation”
-     the aggregate, in the currencies in which they are then denominated, of the Proceeds of Negotiation of each Foreign Bill negotiated by the Bank hereunder in respect of which the Bank has not been reimbursed;

“Foreign Bill”	- a negotiable instrument (whether clean or documentary) where the party named as drawee is not a resident of Australia which is in a form satisfactory to the Bank;

“Foreign Bills Negotiated Facility”	- the agreement by the Bank hereunder to negotiate Foreign Bills;
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65.

“Proceeds of Negotiation”	- the sum paid to the Borrower being the proceeds of negotiation of a Foreign Bill negotiated pursuant to the Foreign Bills Negotiated Facility; and

“Spot Rate of Exchange”
-     the Bank’s Sydney office spot rate of exchange for the purchase of the relevant currency with AUD two Business Days before the relevant date for calculating an AUD Equivalent. The Bank’s determination as to the Spot Rate of Exchange from time to time shall be conclusive in the absence of manifest error.

1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF FOREIGN BILLS NEGOTIATED FACILITY

The Borrower shall execute such application forms and authorities as are required by the Bank before each utilisation of the Foreign Bills Negotiated Facility.

3.	ACCOMMODATION PARTICULARS

The Accommodation Particulars to be specified in a Drawdown Notice are such particulars as are required by the Bank on the application forms and authorities which the Bank requires to be completed by the Borrower prior to the establishment of the relevant Foreign Bill.

4.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the Foreign Bills Negotiated Facility on a particular date shall be the aggregate AUD Equivalent on such date of the Proceeds of Negotiation of each Foreign Bill negotiated by the Bank hereunder in respect of which the Bank has not been reimbursed on such date.

5.	DRAWINGS

Subject to the Bank’s usual terms and conditions and the terms and conditions of this Agreement, the Bank shall negotiate Foreign Bills duly presented to the Bank for negotiation under the terms of this Agreement and shall pay the Proceeds of Negotiation to the account or accounts nominated pursuant to clause 2.1 (e) of the Master Agreement.
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6.	INTEREST

The Borrower shall pay to the Bank interest on the Proceeds of Negotiation of each Foreign Bill negotiated hereunder for the period from the date of negotiation until the date of reimbursement at the rate quoted by the Bank and accepted by the Borrower prior to negotiation of the Foreign Bill by the Bank.

7.	FEES

The Borrower shall pay to the Bank such fees for negotiating Foreign Bills as may be agreed by the Bank and the Borrower from time to time.

8.	INDEMNITY

The Borrower hereby indemnifies the Bank and agrees to keep the Bank at all times indemnified against any loss or expense incurred by the Bank if a Foreign Bill negotiated hereunder is not paid according to its tenor.
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 21 SEPTEMBER 1998
SIMSMETAL FINANCE LIMITED
ACN 052 931 218
SIMSMETAL USA CORPORATION
SIMSMETAL UK HOLDINGS LIMITED
SIMSMETAL LIMITED
ACN 008 634 526
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
FOURTH AMENDING AGREEMENT
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 9378 4939
Facsimile: (02) 9378 4792
DX 1440 Sydney
Ref: GDC 1170634
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 1.
FOURTH AMENDING AGREEMENT
THIS AGREEMENT is made on 21 September 1998
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California, SIMSMETAL UK HOLDINGS LIMITED (formerly known as Simsmetal UK Limited) a company incorporated in the United Kingdom, having an office at Long Marston, Stratford Upon Avon, Warwickshire CV37 8AQ and SIMSMETAL LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales (individually and collectively the “Borrower”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the Sims Group)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney, New South Wales (“Bank”)
RECITALS
A.	The Borrower and the Bank have agreed to vary the Facility Agreement in the manner and on the terms and conditions set out in this agreement.

B.	The Members have agreed to consent to the variation of the Facility Agreement in the manner set out in this agreement.
NOW IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this agreement, unless the contrary intention appears:

Effective Date	- the date on which all the conditions precedent set out in clause 3.1 have been complied with to the satisfaction of the Bank;

Facility Agreement	- the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as varied by:
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(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank; and

(d) the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 and the Bank;

Group Guarantee	- the deed of that name dated 21 March 1996 between the Relevant Companies as guarantors and debtors and the Bank;

Members	- the companies named in schedule 1;

Negative Pledge Agreement	- the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as varied or supplemented by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d) the deed named “Second Amending and Accession Deed” dated 21 March 1996
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between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank; and

(e) the Third Amending Deed;

Relevant Companies	- the Borrower and the Members;

Relevant Documents	- this agreement, the Sims Guarantee and the Third Amending Deed;

Sims	- Simsmetal Limited ACN 008 634 526;

Sims Finance	- Simsmetal Finance Limited ACN 052 931 218;

Sims Guarantee	- the deed of guarantee dated on or about the date of this agreement between Sims as guarantor, Sims UK as debtor and the Bank;

Sims UK	- Simsmetal UK Limited (formerly known as Sims Bird Limited), a company incorporated in the United Kingdom;

Sims UK Holdings	- Simsmetal UK Holdings Limited (formerly known as Sims UK Limited), a company incorporated in the United Kingdom;

Sims USA	- Simsmetal USA Corporation, a company incorporated in Delaware, United States of America; and

Third Amending Deed
-     the deed named “Third Amending Deed (Negative Pledge Agreement)” dated on or about the date of this agreement between Sims and the other companies named in the schedule to that deed as members, and the Bank.

1.2	Interpretation

In this agreement, unless the contrary intention appears:
(a)	any reference to “this agreement” or “the agreement” includes, where the context permits, a reference to each schedule and the recitals;

(b)	words importing a singular number include the plural and vice versa;
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4.

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this agreement as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Borrower and the Members contained or implied in this agreement bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement (as amended by this agreement) has the same meaning when used in this agreement;

(l)	a term which has a defined meaning in the Negative Pledge Agreement has the same meaning when used in this agreement; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this agreement, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	AMENDMENTS TO FACILITY AGREEMENT

2.1	Subject to clause 3.1, with effect on and from the Effective Date the Facility Agreement is amended in the manner set out in schedule 2 but without prejudice to any act, matter or thing done or effected prior to the Effective Date.

2.2	Except to the extent amended by this agreement in the manner set out in schedule 2, the terms and conditions of the Facility Agreement will continue in full force and effect and are ratified and confirmed by the parties to this agreement.
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2.3	Nothing in this agreement abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Facility Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

3.	CONDITIONS PRECEDENT

3.1	The amendments to the Facility Agreement as set out in schedule 2 will not take effect until the Bank has received all of the following in form and substance satisfactory to it:
(a)	a certified copy of an extract of the minutes of a meeting of the board of directors and any other corporate authorisations of each Relevant Company and Sims UK which evidences the resolutions authorising the execution of and observance of obligations under each Relevant Document to which it is a party;

(b)	each Relevant Document duly executed by all relevant parties (other than the Bank);

(c)	in respect of each Relevant Company other than Sims USA and Sims UK Holdings, a statement regarding constitution and a declaration of solvency in each case signed by two directors of the Relevant Company;

(d)	a declaration under Chapter 2E of the Corporations Law signed by two directors of Sims; and

(e)	payment of a front end fee of $50,000.
3.2	Anything required to be certified under clause 3.1 must be certified by the secretary or a director of the Relevant Company, as the case may be, as being true and complete as at a date no earlier than the Effective Date.
3.3	(a)	Each Relevant Company undertakes to ensure that legal opinions (in form and substance acceptable to the Bank) in relation to the execution of the Relevant Documents by Sims USA, Sims UK Holdings and Sims UK are furnished to the Bank within three months from the date of this agreement.

	(a)	The parties agree that failure to comply with clause 3.3(a) will constitute an Event of Default under each of the Negative Pledge Agreement and the Facility Agreement.
3.4	If and in so far as it may be beyond the power of any Relevant Company to enter into and/or be bound by and/or perform its obligations under any Relevant Document, the liability of any remaining Relevant Company under the Relevant Document will not be thereby discharged, varied or affected in any way, but the Relevant Document will continue in full force and effect so far as it relates to any remaining Relevant Company.

4.	CONSENT AND CONFIRMATION
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4.1	Consent

Each Member consents to the amendments to the Facility Agreement as set out in schedule 2.

4.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

5.	REPRESENTATIONS AND WARRANTIES

5.1	Representations and warranties

Each Relevant Company makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to enter into and perform its obligations under each Relevant Document to which it is a party and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of each Relevant Document to which it is a party and to carry out the transactions contemplated by each Relevant Document to which it is a party;

(d)	documents binding: each Relevant Document to which it is a party is its valid and binding obligation enforceable in accordance with its terms;

(e)	transactions permitted: neither the execution and performance by it of each Relevant Document to which it is a party nor any transaction contemplated under any Relevant Document to which it is a party will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its memorandum or articles of association or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets,

and, except as may be provided by any Relevant Document to which it is a party, does not and will not result in:

(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or
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(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
(f)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of each Relevant Document to which it is a party and the transactions contemplated by each Relevant Document to which it is a party, have been obtained or effected and are in full force and effect;

(g)	accounts:
(i)	the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date;

(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	those accounts have been prepared in accordance with clause 1.5(a) of the Negative Pledge Agreement; and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts;
(h)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(i)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Relevant Documents is true in all material respects as at the date of this agreement and is not, by the omission of information or otherwise, misleading;
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8.

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Relevant Documents; and

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 of the Negative Pledge Agreement or to any agreement to give such a Security Interest.
5.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into the Relevant Documents in reliance on the representations and warranties in this clause 5.

6.	COSTS AND EXPENSES

Each Relevant Company agrees to pay or reimburse the Bank on demand for:
(a)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, any Relevant Document (including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank); and

(b)	all stamp duties, fees, taxes and charges which are payable in connection with the Relevant Documents or a payment, receipt or other transaction contemplated by any of them, including in each case external and/or inhouse legal costs and expenses on a full indemnity basis.
7.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

8.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as an agreement.
[*] Confidential Treatment Requested

9.

SCHEDULE 1
MEMBERS
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
H&D Metals Pty Limited ACN 004 332 870
Sims Products Holdings Pty Ltd ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal (Qld) Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
[*] Confidential Treatment Requested

10.

SCHEDULE 2
AMENDMENTS TO THE FACILITY AGREEMENT
1.	In the Master Agreement:
(a)	in the definition of “Availability Period” in clause 1.1, delete the words “the third anniversary of the date of this Agreement” and insert instead “31 December 2000”;

(b)	inert the following new definitions in clause 1.1:

“Increase Date	means, if the Bank notifies the Borrower that the Bank is satisfied with its evaluation of the projected cash flows arising from the acquisition of:

(a) the UK scrap metal operations of Phillips Services Corp; or

(b) any other entity agreed between the Bank and Sims, the date on which the Bank so notifies the Borrower;

Margin means:	(a) until the sum of:

(i) the aggregate Outstanding Accommodation of all Facilities; and

(ii)  the aggregate amounts undrawn under allocated sub-limits (as agreed between the Bank and Sims from time to time) of the Foreign Currency Facility Accommodation Limit at the Bank’s offshore branches, first exceeds AUD100,000,000, [*] per annum; and

(b) thereafter, [*] per annum;”;
(c)	insert the following new clause 3.3:
“3.3	The Borrower agrees that the Accommodation will be used solely for the Borrower’s general corporate purposes including the acquisition of:
[*] Confidential Treatment Requested

11.

(a)	the UK scrap metal operations of Phillips Services Corp; or

(b)	any other entity agreed between the Bank and Sims.”.
(d)	insert the following new clauses 18.8 and 18.9:
“18.8	The Borrower authorises the Bank (but without obligation of the Bank) to apply any credit balance in any currency, whether or not matured, in any of its accounts with the Bank in or towards satisfaction of any sum at any time due and payable by the Borrower to the Bank under or in relation to this Agreement. The Bank may effect any currency exchanges necessary to implement such a set-off.

18.9	The Bank may assign, create any interest in or otherwise deal with all or any of its rights or obligations under this Agreement at any time as it sees fit. Any assignment by the Bank may be made free from any equities, set-off or cross claim. The Bank may disclose any confidential information in respect of this Agreement or the Borrower to any potential assignee, participant or sub-participant of the Bank’s rights or obligations under this Agreement or to any other person who is considering taking an interest in or otherwise entering into any arrangements with the Bank (including in each case any employee, agent or independent contractor engaged by any such person) in respect of or relating to this Agreement.”;
(e)	in part 1 of schedule 1, delete “AUD100,000,000” and insert the following instead:
“Until the Increase Date, AUD150,000,000.

After the Increase Date, AUD190,000,000.”;
(f)	in column 2 of part 4 of schedule 1, delete “AUD1,000,000” and insert instead “AUD500,000”;

(g)	in part 5 of schedule 1:
(i)	in paragraph (a), delete [*] and insert [*] instead;

(ii)	in paragraphs (b) and (c), delete the words and figures [*] per annum where they appear in those paragraphs and insert instead the words “the Margin”.
2.	Delete the AUD Overdraft Facility Appendix and insert instead the following new AUD Overdraft Facility Appendix:
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12.

“AUD OVERDRAFT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMSMETAL USA CORPORATION, SIMSMETAL UK HOLDINGS LIMITED, SIMSMETAL LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Advance”	- each amount drawn on an AUD Overdraft Account;

“AUD Overdraft Accounts”	- the following accounts held by Sims with the Bank:

Account Numbers

2000 0028 0144
2239 0000 0095
2513 0022 1406
3132 0000 0743
4000 0014 7246
4007 0010 9664
4007 1000 5175
5118 0011 6116
6101 0016 1898
7100 0013 2483;

“AUD Overdraft Facility”	- the agreement by the Bank hereunder to provide Advances;

“Drawdown Amount”	- in respect of an Advance, the face amount of the cheque drawn on an AUD Overdraft Account in respect of that Advance;

“Drawing”	- each utilisation of the AUD Overdraft Facility as provided for in this Appendix;

“Existing Accommodation”	- the aggregate net debit balance existing in all AUD Overdraft Accounts on the relevant date; and
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13.

“WA Account”	- AUD Overdraft Account no. 6101 0016 1898.
1.2.	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF AUD OVERDRAFT FACILITY

2.1.	The AUD Overdraft Facility may only be utilised by Sims.

2.2.	Sims must execute such account authorities, signature cards and any other documentation required by the Bank before the first utilisation of the AUD Overdraft Facility.

2.3.	Sims requests and authorises the Bank to rely on such authorities to operate the AUD Overdraft Accounts by cheque or any other means given to the Bank by Sims from time to time to authorise each Drawing of an Advance.

3.	DRAWINGS

Notwithstanding the provisions of clause 2.1 of the Master Agreement, Sims will not be required to give a Drawdown Notice with respect to a proposed Drawing under the AUD Overdraft Facility. Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances will be made available upon receipt of Sims’ cheque duly drawn upon an AUD Overdraft Account.

4.	AUD OVERDRAFT CAP LIMIT AND FACILITY ACCOMMODATION LIMIT

4.1.	The Accommodation provided pursuant to the AUD Overdraft Facility is subject to a Cap Limit of $250,000,000 and a Facility Accommodation Limit of $500,000.

4.2.	The Cap Limit for the AUD Overdraft Facility is the limit to which the aggregate of debit balances of all AUD Overdraft Accounts are permitted by the Bank to be drawn.

4.3.	The Facility Accommodation Limit for the AUD Overdraft Facility is the amount by which the aggregate of debit balances of all AUD Overdraft Accounts is permitted to exceed the aggregate of credit balances of all AUD Overdraft Accounts.

4.4.	The Bank may from time to time on giving 7 days notice to the Borrower cancel or vary the Cap Limit or the Facility Accommodation Limit.

4.5.	Sims acknowledges that the Bank may refuse to honour or pay cheques drawn or any other Drawings upon any of the AUD Overdraft Accounts, whether the relevant AUD Overdraft Account is in debit or credit at the time the cheque is presented for payment or
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14.

the Drawing is requested to be made, in any case where the Facility Accommodation Limit would be exceeded if the cheque or other Drawing were paid.

5.	LIABILITY ON AUD OVERDRAFT ACCOUNTS

5.1.	Without limitation to any other obligations of the Borrower or other rights of the Bank under this Agreement, the Borrower agrees to be liable for all Drawings made to Sims and for all other moneys from time to time owing to the Bank pursuant to the Accommodation provided under the AUD Overdraft Facility whether or not the same exceeds the Cap Limit or the Facility Accommodation Limit.

5.2.	Sims authorises the Bank in its sole discretion at any time without notice to Sims to apply the whole or any part of the balance standing to the credit of any of its AUD Overdraft Accounts from time to time in or towards satisfaction of any moneys owing to the Bank under or in connection with the AUD Overdraft Facility on any of its other AUD Overdraft Accounts.

6.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the AUD Overdraft Facility on a particular date will be the aggregate net debit balance existing in the AUD Overdraft Accounts on such date.

7.	INTEREST

Interest on the AUD Overdraft Accounts will be computed daily on the basis of a 365 day year and will be payable at such time and from time to time as required by the Bank. The rate of interest will be the Reference Rate. Any change in such rate will take effect at the opening of business on the effective date of such change.

8.	FEES

Sims will pay to the Bank such fees referable to the AUD Overdraft Facility as the Bank advises from time to time.

9.	PAYMENT OF INTEREST AND FEES

The Bank may debit any amount payable pursuant to clauses 7 or 8 of this Appendix to the AUD Overdraft Accounts at such time and from time to time as the Bank may require and any such debiting will be deemed to be an Advance.

10.	REPAYMENT
(a)	Notwithstanding any other provision of this Agreement all Accommodation provided under the AUD Overdraft Facility is payable by Sims on demand by the Bank within 7 days of service of the demand. Any payment demanded by the Bank under this clause must be made to the office of the Bank at 48 Martin Place, Sydney. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify Sims that the obligation of the Bank to
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15.

provide any further Accommodation hereunder is cancelled forthwith, whereupon the same will be so cancelled forthwith.

(b)	Sims must ensure that at all times there is no debit balance existing in the WA Account. Sims acknowledges that the Bank may refuse to honour or pay cheques drawn or any other Drawings upon the WA Account in any case where the balance of that account would be in debit if the cheque or other Drawing were paid.

(c)	Subject to clauses 10(a) and (b), Sims may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation must be repaid in full not later than the last day of the Availability Period.
11.	PAYMENTS

All payments by Sims in respect of the AUD Overdraft Facility shall be made in AUD.”.

3.	Delete the USD Overdraft Facility Appendix.

4.	In clause 5.2(b)(i) of the Foreign Currency Facility Appendix, delete the words and figures [*] and insert instead the words “the Margin”.
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16.

Borrower

The COMMON SEAL of	)
SIMSMETAL FINANCE LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL UK HOLDINGS LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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17.

The COMMON SEAL of	)
SIMSMETAL LIMITED (in its capacity	)
as new Borrower and Member) is affixed in	)
accordance with its articles of association	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Members

The COMMON SEAL of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL SERVICES PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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18.

The COMMON SEAL of	)
H&D METALS PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS PRODUCTS HOLDINGS PTY LTD	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
UNIVERSAL INSPECTION AND	)
TESTING COMPANY PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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19.

The COMMON SEAL of	)
SIMSMETAL (QLD) PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS ALUMINIUM PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Bank

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its attorney under	)
power of attorney dated	)

who declares that he is	)	Attorney
of Commonwealth Bank of Australia	)
the presence of:	)

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 22 SEPTEMBER 1999
SIMSMETAL FINANCE LIMITED
ACN 052 931 218
SIMSMETAL USA CORPORATION
SIMSMETAL UK HOLDINGS LIMITED
SIMSMETAL LIMITED
ACN 008 634 526
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
FIFTH AMENDING AGREEMENT
(MULTI OPTION FACILITY
AGREEMENT)
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
Sydney NSW 2000
Telephone: (02) 9378 4939
Facsimile: (02) 9378 4792
DX 1440 Sydney
Ref: GDC 1587041
[*] Confidential Treatment Requested

[*] Confidential Treatment Requested

FIFTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 22 September 1999
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California, SIMSMETAL UK HOLDINGS LIMITED (formerly known as Simsmetal UK Limited) a company incorporated in the United Kingdom, having an office at Long Marston, Stratford Upon Avon, Warwickshire CV37 8AQ and SIMSMETAL LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales (individually and collectively the “Borrower”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the Sims Group)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney, New South Wales (“Bank”)
RECITALS
A.	The Borrower and the Bank have agreed to vary the Facility Agreement in the manner and on the terms and conditions set out in this agreement.

B.	The Members have agreed to consent to the variation of the Facility Agreement in the manner set out in this agreement.
NOW IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this agreement, unless the contrary intention appears:

Effective Date	- the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 3.1 have been complied with to the satisfaction of the Bank;

Facility Agreement	- the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims
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 2.

USA as borrower and the Bank, as amended, supplemented or varied by:

(a) letters dated 4 February, 10 June and 29 July 1992 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;

(d) the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 and the Bank; and

(e) the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 and the Bank;

Fourth Amending Deed
-      the deed named “Fourth Amending Deed (Negative Pledge Agreement)” dated on or about the date of this agreement between Sims and the other companies named in the schedule to that deed as members, and the Bank;

Group Guarantee	- the deed of that name dated 21 March 1996 between the Relevant Companies as guarantors and debtors and the Bank;

Members	- the companies named in schedule 1;

Negative Pledge Agreement	- the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994
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3.

between the Bank, Sims and the companies named in schedule 1 of that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)  the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e) the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank; and

(f) the Fourth Amending Deed;

Relevant Companies	- the Borrower and the Members;

Relevant Documents	- this agreement and the Fourth Amending Deed;

Sims	- Simsmetal Limited ACN 008 634 526;

Sims Finance	- Simsmetal Finance Limited ACN 052 931 218;

Sims UK Holdings	- Simsmetal UK Holdings Limited (formerly known as Sims UK Limited), a company incorporated in the United Kingdom; and

Sims USA	- Simsmetal USA Corporation, a company incorporated in Delaware, United States of America.
1.2	Interpretation

In this agreement, unless the contrary intention appears:
(a)	any reference to “this agreement” or “the agreement” includes, where the context permits, a reference to each schedule and the recitals;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;
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4.

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this agreement as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Borrower and the Members contained or implied in this agreement bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement (as amended by this agreement) has the same meaning when used in this agreement;

(l)	a term which has a defined meaning in the Negative Pledge Agreement has the same meaning when used in this agreement; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this agreement, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	AMENDMENTS TO FACILITY AGREEMENT

2.1	Subject to clause 3.1, with effect on and from the Effective Date the Facility Agreement is amended in the manner set out in schedule 2 but without prejudice to any act, matter or thing done or effected prior to the Effective Date.

2.2	Except to the extent amended by this agreement in the manner set out in schedule 2, the terms and conditions of the Facility Agreement will continue in full force and effect and are ratified and confirmed by the parties to this agreement.
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5.

2.3	Nothing in this agreement abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Facility Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

3.	CONDITIONS PRECEDENT

3.1	The amendments to the Facility Agreement as set out in schedule 2 will not take effect until the Bank notifies Sims in writing that the Bank has received all of the following in form and substance satisfactory to it:
(a)	a certified copy of an extract of the minutes of a meeting of the board of directors and any other corporate authorisations of each Relevant Company which evidences the resolutions authorising the execution of and observance of obligations under each Relevant Document to which it is a party; and

(b)	each Relevant Document duly executed by all relevant parties (other than the Bank).
3.2	Anything required to be certified under clause 3.1 must be certified by the secretary or a director of the Relevant Company, as the case may be, as being true and complete as at a date no earlier than the Effective Date.
3.3	(a)	Each Relevant Company undertakes to ensure that legal opinions (in form and substance acceptable to the Bank) in relation to the execution of the Relevant Documents by Sims USA and Sims UK Holdings are furnished to the Bank within three months from the date of this agreement.

	(b)	The parties agree that failure to comply with clause 3.3(a) will constitute an Event of Default under each of the Negative Pledge Agreement and the Facility Agreement.
3.4	If and in so far as it may be beyond the power of any Relevant Company to enter into and/or be bound by and/or perform its obligations under any Relevant Document, the liability of any remaining Relevant Company under the Relevant Document will not be thereby discharged, varied or affected in any way, but the Relevant Document will continue in full force and effect so far as it relates to any remaining Relevant Company.

4.	CONSENT AND CONFIRMATION

4.1	Consent

Each Member consents to the amendments to the Facility Agreement as set out in schedule 2.
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6.

4.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

5.	REPRESENTATIONS AND WARRANTIES

5.1	Representations and warranties

Each Relevant Company makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to enter into and perform its obligations under each Relevant Document to which it is a party and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of each Relevant Document to which it is a party and to carry out the transactions contemplated by each Relevant Document to which it is a party;

(d)	documents binding: each Relevant Document to which it is a party is its valid and binding obligation enforceable in accordance with its terms;

(e)	transactions permitted: neither the execution and performance by it of each Relevant Document to which it is a party nor any transaction contemplated under any Relevant Document to which it is a party will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its memorandum or articles of association or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by any Relevant Document to which it is a party, does not and will not result in:
(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
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7.

(f)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of each Relevant Document to which it is a party and the transactions contemplated by each Relevant Document to which it is a party, have been obtained or effected and are in full force and effect;

(g)	accounts:
(i)	the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date;

(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	those accounts have been prepared in accordance with clause 1.5(a) of the Negative Pledge Agreement; and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts;
(h)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(i)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Relevant Documents is true in all material respects as at the date of this agreement and is not, by the omission of information or otherwise, misleading;

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Relevant Documents; and
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8.

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 of the Negative Pledge Agreement or to any agreement to give such a Security Interest.
5.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into the Relevant Documents in reliance on the representations and warranties in this clause 5.

6.	COSTS AND EXPENSES

Each Relevant Company agrees to pay or reimburse the Bank on demand for:
(a)	the reasonable expenses of the Bank (including, without limitation, travelling and out-of-pocket expenses) incurred in connection with the negotiation, preparation, execution and completion of the Relevant Documents and any subsequent consent, approval, waiver, amendment, variation, release or discharge;

(b)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, any Relevant Document (including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank); and

(c)	all stamp duties, fees, taxes and charges which are payable in connection with the Relevant Documents or a payment, receipt or other transaction contemplated by any of them, including in each case external and/or inhouse legal costs and expenses on a full indemnity basis.
7.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

8.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as an agreement.
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9.

SCHEDULE 1
MEMBERS
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
H&D Metals Pty Limited ACN 004 332 870
Sims Products Holdings Pty Ltd ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal (Qld) Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
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10.

SCHEDULE 2
AMENDMENTS TO THE FACILITY AGREEMENT
Cover page
1.	On the cover page of the Facility Agreement, delete the words “SIMSMETAL UK LIMITED” and insert instead the words “SIMSMETAL UK HOLDINGS LIMITED”.
Master Agreement
2.	In the description of the Borrower on page 1, delete “SIMSMETAL UK LIMITED a company incorporated in the United Kingdom, having an office at Blackpool Works, Blackpool Road, Peckham, London SE15 3SU” and insert instead “SIMSMETAL UK HOLDINGS LIMITED (formerly known as Simsmetal UK Limited) a company incorporated in the United Kingdom, having an office at Long Marston, Stratford Upon Avon, Warwickshire CV37 8AQ”.

3.	In clause 1.1:
(a)	in the definition of “Applicable Rate”, delete paragraph (b) and re-letter the subsequent paragraphs “(b)”, “(c)”, “(d)”, “(e)” and “(f)”, respectively;

(b)	in the definition of “Borrower”, insert the word “Holdings” immediately after the letters “UK”;

(c)	in the definition of “Group Guarantee”, insert the numbers and word “21 March” immediately after the word “dated”;

(d)	delete the definition of “Increase Date”;

(e)	delete the definition of “Margin” and insert instead the following new definition:
     “‘Margin’                               means [*] per annum;’”;
(f)	in the definition of “Negative Pledge Agreement”:
(i)	delete the word “and” at the end of paragraph (c);

(ii)	in paragraph (d), insert the numbers and word “21 March” immediately after the word “dated”; and

(iii)	insert the following new paragraphs:
“(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” between the Bank, Sims and the other companies named in the schedule to that deed, and dated 21 September 1998; and
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11.

(f)	the deed named “Fourth Amending Deed (Negative Pledge Agreement)” between the Bank, Sims and the other companies named in the schedule to that deed, and dated) 22 September 1999;”;
(g)	delete the definition of “Sims UK” and insert instead the following new definition:

“‘Sims UK Holdings’	Simsmetal UK Holdings Limited (formerly known as Sims UK Limited), a company incorporated in the United Kingdom;’”.
4.	In clause 15.4, insert the word “Holdings” immediately after the letters “UK” where they appear in lines 1 and 6.

5.	In Schedule 1:
(a)	amend Part 1 to read as follows:

“AUD 150,000,000.”;

(b)	in Part 3, delete the following words from columns 1, 2 and 3:

“USD Overdraft Facility Sydney New York”;

(c)	in Part 4, delete the following words from columns 1 and 2:

“USD Overdraft Facility Balance of Accommodation”;

(d)	in paragraph (a) of Part 5, delete [*] and insert instead [*];

(e)	amend paragraph (d) of Part 5 to read as follows:
“(d)	Documentary Credit/Guarantee Facility
(i)	The Borrower shall pay to the Bank on each Accommodation Date on which a Documentary Credit Liability is established a documentary credit issue fee at the rate of [*] per annum calculated on the face value of each documentary credit and computed from such date until the day on which each documentary credit falls due for payment.

(ii)	The Borrower shall pay to the Bank on each Accommodation Date on which a Guarantee Liability is established a guarantee issue fee at the rate of [*] per annum calculated on the face value of each guarantee and computed from such date until the day on which each guarantee falls due for payment.”;
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(f)	amend Part 7 to read as follows:

“BRANCH FOR SERVICE OF NOTICES
Commonwealth Bank of Australia
Level 5
120 Pitt Street
SYDNEY NSW 2000

Attention:	Chief Manager, Institutional Banking
Facsimile:	(02) 9312 4853”.
6.	In Schedule 2, insert the word “Holdings” immediately after “Sims UK”.

7.	In Schedule 3, amend clause 1.1 of the form of deed of accession to read as follows:
“In this deed (including the recitals) the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited and Simsmetal USA Corporation as borrower and the Bank, as amended, supplemented or varied from time to time.”.
8.	In Schedule 4, amend clause 1.1 of the form of Borrower Accession Agreement to read as follows:
“In this agreement (including the recitals) the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited and Simsmetal USA Corporation as borrower and the Bank, as amended, supplemented or varied from time to time.”.
9.	In Schedule 5, amend paragraph (a) of the form of Verification Certificate to read as follows:
“the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited and Simsmetal USA Corporation as borrower and the Bank, as amended, supplemented or varied from time to time.”.
Appendices
10.	In the first paragraph of each of the Foreign Currency Facility Appendix, Bills Discount/Acceptance/Indorsement Facility Appendix, Standby Letter of Credit Facility Appendix, Documentary Credit/Guarantee Facility Appendix and Foreign Bills Negotiated Facility Appendix, insert the word “HOLDINGS” immediately after the letters “UK”.
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13.

Borrower

The COMMON SEAL of	)
SIMSMETAL FINANCE LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL UK HOLDINGS LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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14.

The COMMON SEAL of	)
SIMSMETAL LIMITED (in its capacity	)
as new Borrower and Member) is affixed in	)
accordance with its articles of association	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Members

The COMMON SEAL of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL SERVICES PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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15.

The COMMON SEAL of	)
H&D METALS PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS PRODUCTS HOLDINGS PTY LTD	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
UNIVERSAL INSPECTION AND	)
TESTING COMPANY PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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16.

The COMMON SEAL of	)
SIMSMETAL (QLD) PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS ALUMINIUM PTY LIMITED	)
is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Bank

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its attorney under	)
power of attorney dated	)

who declares that he is	)	Attorney
of Commonwealth Bank of Australia	)
the presence of:	)
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17.

Signature of witness

Name of director (print)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 3RD NOVEMBER 2000

SIMSMETAL FINANCE LIMITED
ACN 052 931 218
SIMSMETAL USA CORPORATION
SIMSMETAL UK HOLDINGS LIMITED
SIMSMETAL LIMITED
ACN 008 634 526
AND
SIMSMETAL UK LIMITED
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
SIXTH AMENDING AGREEMENT AND ACCESSION AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000

Telephone: (02) 9378 4939
Facsimile: (02) 9378 4792
DX 1440 Sydney
Ref: GDC 1791742
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 -i-

 1.
SIXTH AMENDING AGREEMENT AND ACCESSION AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 3rd November 2000
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California, SIMSMETAL UK HOLDINGS LIMITED a company incorporated in the United Kingdom, having an office at Long Marston, Stratford-upon-Avon, Warwickshire CV37 8AQ and SIMSMETAL LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales (individually and collectively the “Borrower”)
AND
SIMSMETAL UK LIMITED (formerly known as Sims Bird Limited) a company incorporated in the United Kingdom, having an office at Long Marston, Stratford-upon-Avon, Warwickshire, CV37 8AQ (“New Borrower”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the Sims Group)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney, New South Wales (“Bank”)
RECITALS
A.	The Bank has agreed to provide certain financial accommodation to the Borrower on the terms and conditions set out in the Facility Agreement.

B.	The New Borrower wishes to assume the rights and obligations of the Borrower under the Facility Agreement.

C.	The parties have agreed to vary the Facility Agreement in the manner and on the terms and conditions set out in this agreement.

D.	The Members and the Guarantors have agreed to consent to the variation of the Facility Agreement in the manner set out in this agreement.
NOW IT IS AGREED as follows:
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2.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this agreement, unless the contrary intention appears:

Effective Date	- the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 4.1 have been complied with to the satisfaction of the Bank;

Facility Agreement	- the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by:

(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;

(d) the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(e) the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 to that agreement and the Bank; and

(f) the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;
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3.

Fifth Amending Deed
-     the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated on or about the date of this agreement between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;

Group Guarantee	- the deed of that name dated 21 March 1996 between the companies named in schedules 1 and 2 of that deed as guarantors and debtors, and the Bank;

Group Guarantee Accession Deed	- the deed of that name dated on or about the date of this agreement between the New Guarantors as additional guarantors and the Bank;

Guarantors	- the companies named in parts I and II of schedule 2;

Members	- the New Borrower and the companies named in schedule 1;

Negative Pledge Agreement	- the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d) the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as
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4.

new member and the Bank;

(e) the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f) the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank; and

(g) the Fifth Amending Deed;

New Guarantors	- the companies named in part II of schedule 2;

Relevant Companies	- the Borrower and the Members;

Relevant Documents	- (a) this agreement;

(b) the Fifth Amending Deed; and

(c) the Group Guarantee Accession Deed;

Sims	- Simsmetal Limited ACN 008 634 526;

Sims Finance	- Simsmetal Finance Limited ACN 052 931 218;

Sims UK Holdings	- Simsmetal UK Holdings Limited, a company incorporated in the United Kingdom;

Sims USA	- Simsmetal USA Corporation, a company incorporated in Delaware, United States of America;

Transaction Documents	- has the same meaning as in the Negative Pledge and includes, without limitation, the Relevant Documents.
1.2	Interpretation

In this agreement, unless the contrary intention appears:
(a)	any reference to “this agreement” or “the agreement” includes, where the context permits, a reference to each schedule and the recitals;
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5.

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this agreement as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Borrower, the Members and the Guarantors contained or implied in this agreement bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement (as amended by this agreement) has the same meaning when used in this agreement;

(l)	a term which has a defined meaning in the Negative Pledge Agreement has the same meaning when used in this agreement; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this agreement, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	ACCESSION

2.1	Subject to clause 4.1, with effect on and from the Effective Date, the New Borrower:
(a)	will be taken to be a Borrower for the purposes of the Facility Agreement as if named as a party to the Facility Agreement in the capacity of Borrower; and
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6.

(b)	agrees to comply with the Facility Agreement and all the terms and conditions of the Facility Agreement will bind the New Borrower accordingly.
2.2	For the purposes of clause 2.1, “Facility Agreement” means the Facility Agreement as amended by this agreement.

3.	AMENDMENTS TO FACILITY AGREEMENT

3.1	Subject to clause 4.1, with effect on and from the Effective Date the Facility Agreement is amended in the manner set out in schedule 3 but without prejudice to any act, matter or thing done or effected prior to the Effective Date.

3.2	Except to the extent amended by this agreement in the manner set out in schedule 3, the terms and conditions of the Facility Agreement will continue in full force and effect and are ratified and confirmed by the parties to this agreement.

3.3	Nothing in this agreement abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Facility Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

4.	CONDITIONS PRECEDENT

4.1	The New Borrower will not be taken to be a Borrower for the purposes of the Facility Agreement and the amendments to the Facility Agreement as set out in schedule 3 will not take effect until the Bank notifies Sims in writing that the Bank has received all of the following in form and substance satisfactory to it:
(a)	a certified copy of an extract of the minutes of a meeting of the board of directors and any other corporate authorisations of each Relevant Company which evidences the resolutions authorising the execution of and observance of obligations under the Relevant Documents;

(b)	a certificate signed by two directors of the New Borrower confirming that upon execution of the Relevant Documents by the New Borrower the representations and warranties set out in clauses 9.1 and 9.2 of the Facility Agreement will be correct in relation to the New Borrower;

(c)	a certificate in relation to the New Borrower given by a director of the New Borrower substantially in the form of schedule 5 to the Facility Agreement with the attachments referred to and dated not earlier than 14 days before execution of the Relevant Documents by the New Borrower; and

(d)	the Relevant Documents duly executed by the Relevant Companies.
4.2	Anything required to be certified under clause 4.1 must be certified by the secretary or a director of the Relevant Company, as the case may be, as being true and complete as at a date no earlier than the Effective Date.
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7.

4.3	(a)	Each Relevant Company undertakes to ensure that legal opinions (in form and substance acceptable to the Bank) in relation to the execution of the Relevant Documents by Sims USA, Sims UK Holdings and the New Guarantors are furnished to the Bank within three months from the date of this agreement.

	(b)	The parties agree that failure to comply with clause 4.3(a) will constitute an Event of Default under each of the Negative Pledge Agreement and the Facility Agreement.
4.4	If and in so far as it may be beyond the power of any Relevant Company to enter into and/or be bound by and/or perform its obligations under any Transaction Document, the liability of any remaining Relevant Company under the Transaction Document will not be thereby discharged, varied or affected in any way, but the Transaction Document will continue in full force and effect so far as it relates to any remaining Relevant Company.

5.	CONSENT AND CONFIRMATION

5.1	Consent

Each Member and each Guarantor consents to the amendments to the Facility Agreement as set out in schedule 3.

5.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

Each Relevant Company makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents;

(d)	documents binding: each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms;
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8.

(e)	transactions permitted: neither the execution and performance by it of the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its constitution or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by the Transaction Documents, does not and will not result in:
(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
(f)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by those documents, have been obtained or effected and are in full force and effect;

(g)	accounts:
(i)	the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date;

(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	those accounts have been prepared in accordance with clause 1.5(a) of the Negative Pledge Agreement; and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts;
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9.

(h)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(i)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Transaction Documents is true in all material respects as at the date of this agreement and is not, by the omission of information or otherwise, misleading;

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Transaction Documents; and

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 of the Negative Pledge Agreement or to any agreement to give such a Security Interest.
6.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into this agreement in reliance on the representations and warranties in this clause 6.

7.	COSTS AND EXPENSES

Each Relevant Company agrees to pay or reimburse the Bank on demand for:
(a)	the reasonable expenses of the Bank (including, without limitation, travelling and out-of-pocket expenses) incurred in connection with the negotiation, preparation, execution and completion of the Relevant Documents and any subsequent consent, approval, waiver, amendment, variation, release or discharge;

(b)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, the Relevant Documents (including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank); and
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10.

(c)	all stamp duties, fees, taxes and charges which are payable in connection with the Relevant Documents or a payment, receipt or other transaction contemplated by them, including in each case external and/or inhouse legal costs and expenses on a full indemnity basis.
8.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

9.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
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11.

EXECUTED as an agreement.
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12.

SCHEDULE 1
MEMBERS
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
H&D Metals Pty Limited ACN 004 332 870
Sims Products Holdings Pty Ltd ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal (Qld) Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
Simsmetal UK (Southern) Limited
Simsmetal UK (Midwest) Limited
Simsmetal UK Recycling Limited
Simsmetal UK (Northern) Limited
United Castings Limited
Simsmetal UK (Services) Limited
Simsmetal UK (South East) Limited
Simsmetal UK (Elliott) Limited
Simsmetal UK (South West) Limited
Simsmetal UK (Reclamation) Limited
Simsmetal UK (Wessex) Limited
Simsmetal UK (Glos) Limited
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SCHEDULE 2
GUARANTORS
Part I
Sims
Sims UK Holdings
Sims USA
Sims Finance
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
H&D Metals Pty Limited ACN 004 332 870
Sims Products Holdings Pty Ltd ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal (Qld) Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
Part II
Simsmetal UK Limited
Simsmetal UK (Southern) Limited
Simsmetal UK (Midwest) Limited
Simsmetal UK Recycling Limited
Simsmetal UK (Northern) Limited
United Castings Limited
Simsmetal UK (Services) Limited
Simsmetal UK (South East) Limited
Simsmetal UK (Elliott) Limited
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14.

Simsmetal UK (South West) Limited
Simsmetal UK (Reclamation) Limited
Simsmetal UK (Wessex) Limited
Simsmetal UK (Glos) Limited
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15.

SCHEDULE 3
AMENDMENTS TO THE FACILITY AGREEMENT
Master Agreement
1.	On page 1, the description of the Borrower is amended to read as follows:

“SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMSMETAL USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California, SIMSMETAL UK HOLDINGS LIMITED a company incorporated in the United Kingdom, having an office at Long Marston, Stratford-upon-Avon, Warwickshire CV37 8AQ, SIMSMETAL LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales and SIMSMETAL UK LIMITED a company incorporated in the United Kingdom, having an office at Long Marston, Stratford-upon-Avon, Warwickshire CV37 8AQ (individually and collectively the “Borrower”)”.

2.	The definition of “Availability Period” in clause 1.1 is amended to read as follows:

“‘Availability Period’	in respect of each Facility, the period expiring on 31 December 2002, subject to any extensions granted by the Bank in accordance with clause 5;”.
3.	The definition of “Borrower” in clause 1.1 is amended to read as follows:

“‘Borrower’	each of Sims Finance, Sims USA, Sims UK Holdings, Sims, Simsmetal UK Limited and any New Borrower;”.
4.	In the definition of “Negative Pledge Agreement” in clause 1.1:
(a)	delete the word “and” at the end of paragraph (e);

(b)	insert the word “and” immediately after the semi-colon at the end of paragraph (f); and

(c)	insert the following new paragraph (g):
“(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” between the Bank, Sims and the other companies named in schedules 1 and 2 to that deed, and dated 3rd November 2000;”.
5.	The definition of “Sims UK Holdings” in clause 1.1 is amended to read as follows:

“‘Sims UK Holdings’	Simsmetal UK Holdings Limited, a company incorporated in the United Kingdom;”.
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6.	The first paragraph of clause 5 is amended to read as follows:

“The Bank will review its commitment to continue to provide Accommodation to the Borrower beyond the Availability Period. Not later than 31 December 2001 and each anniversary of that date the Bank may, in its absolute discretion, by notice to the Borrower.”.

7.	Insert the following additional companies in schedule 2:

“Simsmetal UK Limited

Simsmetal UK (Southern) Limited

Simsmetal UK (Midwest) Limited

Simsmetal UK Recycling Limited

Simsmetal UK (Northern) Limited

United Castings Limited

Simsmetal UK (Services) Limited

Simsmetal UK (South East) Limited

Simsmetal UK (Elliott) Limited

Simsmetal UK (South West) Limited

Simsmetal UK (Reclamation) Limited

Simsmetal UK (Wessex) Limited

Simsmetal UK (Glos) Limited”.
Appendices
8.	In the first paragraph of each of the AUD Overdraft Facility Appendix, Foreign Currency Facility Appendix, Bills Discount/Acceptance/Indorsement Facility Appendix, Standby Letter of Credit Facility Appendix, Documentary Credit/Guarantee Facility Appendix and Foreign Bills Negotiated Facility Appendix, insert a comma followed by the words “SIMSMETAL UK LIMITED” immediately after the words “SIMSMETAL LIMITED”.
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Borrower

EXECUTED for and on behalf of	)
SIMSMETAL FINANCE LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with	)
its constituent documents in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK HOLDINGS LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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New Borrower

EXECUTED by	)
SIMSMETAL UK LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director(print)		Name of director (print)

Members

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director (print)
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EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director (print)

EXECUTED for and on behalf of	)
H&D METALS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS PRODUCTS HOLDINGS PTY LTD	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED for and on behalf of	)
UNIVERSAL INSPECTION AND TESTING	)
COMPANY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL (QLD) PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director/secretary		Signature of director/secretary

Name of director/secretary (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS ALUMINIUM PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED by	)
SIMSMETAL UK (SOUTHERN) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (MIDWEST) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK RECYCLING LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (NORTHERN) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED by	)
UNITED CASTING LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (SERVICES) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (SOUTH EAST) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (ELLIOT) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED by	)
SIMSMETAL UK (SOUTH WEST) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (RECLAMATION))
LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (WESSEX) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by	)
SIMSMETAL UK (GLOS) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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Bank

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its attorney under	)
power of attorney dated	)

who declares that he is	)	Attorney
of Commonwealth Bank of Australia	)
the presence of:	)

Signature of witness

Name of witness (print)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
SIMSMETAL FINANCE LIMITED
SIMS GROUP USA CORPORATION
SIMS GROUP UK HOLDINGS LIMITED
SIMS GROUP LIMITED
SIMS GROUP UK LIMITED
AND
SIMS ALUMINUM PTY LIMITED
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
SEVENTH AMENDING AGREEMENT
AND ACCESSION AGREEMENT
(MULTI OPTION FACILITY
AGREEMENT)
G S RAY
Solicitor
Commonwealth Bank Group
Level 16
385 Bourke Street
MELBOURNE VIC 3000
Tel. (03) 9675 6737
Fax. (03) 9675 6464
DX 407
Ref: JFB 2149488
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 -i-

SEVENTH AMENDING AGREEMENT AND ACCESSION AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 24 March 2003
BETWEEN
SIMSMETAL FINANCE LIMITED ACN 052 931 218 of Level 6, 41 McLaren Street, North Sydney, New South Wales, SIMS GROUP USA CORPORATION a company incorporated in Delaware, United States of America, having an office at 600 South Fourth Street, Richmond, California, SIMS GROUP UK HOLDINGS LIMITED a company incorporated in the United Kingdom, having an office of Long Marston, Strafford-upon-Avon, Warwickshire CV37 8AQ, SIMS GROUP LIMITED ACN 008 634 526 of Level 6, 41 McLaren Street, North Sydney, New South Wales and SIMS GROUP UK LIMITED a company incorporated in the United Kingdom, having an office at Long Marston, Stratford-upon-Avon, Warwickshire, CV37 8AQ (individually and collectively the “Borrower”)
AND
SIMS ALUMINIUM PTY LIMITED ACN 004 370 908 of Level 6, 41 McLaren Street, North Sydney, New South Wales (“New Borrower”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the Sims Group)
AND
COMMONWEALTH BANK OF AUSTRALIA ABN 48 123 123 124 of 120 Pitt Street, Sydney, New South Wales (“Bank”)
RECITALS
A.	The Bank has agreed to provide certain financial accommodation to the Borrower on the terms and conditions set out in the Facility Agreement.

B.	The New Borrower wishes to assume the rights and obligations of the Borrower under the Facility Agreement.

C.	The parties have agreed to vary the Facility Agreement in the manner and on the terms and conditions set out in this agreement.

D.	The Borrowers, the Members and the Guarantors have each agreed to consent to the variation of the Facility Agreement in the manner set out in this agreement.
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NOW IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this agreement, unless the contrary intention appears:

Effective Date	- the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 4.1 have been complied with to the satisfaction of the Bank;

Facility Agreement	- the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by:
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(e)	the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(f)	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between the Borrower, the companies
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named in schedule 1 to that agreement and the Bank; and

(g)	the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 3 November 2000 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

Group Guarantee	- the deed of that name dated 21 March 1996 between the Guarantors and the Bank;

Guarantors	- the companies named in parts I and II of schedule 2;

Members	- the companies named in schedule 1;

Negative Pledge Agreement	- the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by:
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the
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other companies named in the schedule to that deed as members and the Bank;
(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank; and

(g)	the deed named “Fifth Amending Deed and Accession Deed Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;

Relevant Companies	- the Borrower and the Members;

Sims	- Sims Group Limited ACN 008 634 526;

Sims Finance	- Simsmetal Finance Limited ACN 052 931 218;

Sims UK Holdings	- Sims Group UK Holdings Limited, a company incorporated in the United Kingdom;

Sims USA	- Sims Group USA Corporation, a company incorporated in Delaware, United States of America;

Transaction Documents	- has the same meaning as in the Negative Pledge and includes, without limitation, this Agreement.
1.2	Interpretation

In this agreement, unless the contrary intention appears:
(a)	any reference to “this agreement” or “the agreement” includes, where the context permits, a reference to each schedule and the recitals;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;
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(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this agreement as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Borrower, the Members and the Guarantors contained or implied in this agreement bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement (as amended by this agreement) has the same meaning when used in this agreement;

(l)	a term which has a defined meaning in the Negative Pledge Agreement has the same meaning when used in this agreement; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this agreement, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	ACCESSION

2.1	Subject to clause 4.1, with effect on and from the Effective Date, the New Borrower:
(a)	will be taken to be a Borrower for the purposes of the Facility Agreement as if named as a party to the Facility Agreement in the capacity of Borrower; and

(b)	agrees to comply with the Facility Agreement and all the terms and conditions of the Facility Agreement will bind the New Borrower accordingly.
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2.2	For the purposes of clause 2.1, “Facility Agreement” means the Facility Agreement as amended by this agreement.

3.	AMENDMENTS TO FACILITY AGREEMENT

3.1	Subject to clause 4.1, with effect on and from the Effective Date, the Facility Agreement is amended in the manner set out in schedule 3 but without prejudice to any act, matter or thing done or effected prior to the Effective Date.

3.2	Except to the extent amended by this agreement in the manner set out in schedule 3, the terms and conditions of the Facility Agreement will continue in full force and effect and are ratified and confirmed by the parties to this agreement.

3.3	Nothing in this agreement abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Facility Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

4.	CONDITIONS PRECEDENT

4.1	The New Borrower will not be taken to be a Borrower for the purposes of the Facility Agreement and the amendments to the Facility Agreement as set out in schedule 3 will not take effect until the Bank notifies Sims in writing that the Bank has received all of the following in form and substance satisfactory to it:
(a)	this agreement is duly executed by the Relevant Companies;

(b)	a duly executed Borrower Accession Agreement substantially in the form of Schedule 4 to the Facility Agreement; and

(c)	a Verification Certificate substantially in the form of Schedule 5 to the Facility Agreement executed by two directors of the New Borrower.
4.2	Anything required to be certified under clause 4.1 must be certified by the secretary or a director of the Relevant Company, as the case may be, as being true and complete as at a date no earlier than the Effective Date.

4.3	If and in so far as it may be beyond the power of any Relevant Company to enter into and/or be bound by and/or perform its obligations under this agreement, the liability of any remaining Relevant Company under the this agreement will not be thereby discharged, varied or affected in any way, but the this agreement will continue in full force and effect so far as it relates to any remaining Relevant Company.
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5.	CONSENT AND CONFIRMATION

5.1	Consent

Each Member and each Guarantor consents to the amendments to the Facility Agreement as set out in schedule 3.

5.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

Each Relevant Company makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to, enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents;

(d)	documents binding: each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms;

(e)	transactions permitted: neither the execution and performance by it of the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its constitution or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by the Transaction Documents, does not and will not result in:
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(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
(f)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by those documents, have been obtained or effected and are in full force and effect;

(g)	accounts:
(i)	the latest Audited Consolidated Balance Sheet of the Sims Group gives a true and fair view of its and the Relevant Companies’ state of affairs as at the date to which it relates and the results of its and the Relevant Companies’ operations for the accounting period ended on such date;

(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	that balance sheet has been prepared in accordance with clause 1.5(a) of the Negative Pledge Agreement; and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in that balance sheet;
(h)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(i)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Transaction Documents is true in all material respects as at
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the date of this agreement and is not, by the omission of information or otherwise, misleading;

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Transaction Documents; and

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 of the Negative Pledge Agreement or to any agreement to give such a Security Interest.
6.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into this agreement in reliance on the representations and warranties in this clause 6.
7.	COSTS AND EXPENSES

Each Relevant Company agrees to pay or reimburse the Bank on demand for:
(a)	the reasonable expenses of the Bank (including, without limitation, travelling and out-of-pocket expenses) incurred in connection with the negotiation, preparation, execution and completion of this agreement and any subsequent consent, approval, waiver, amendment, variation, release or discharge;

(b)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, this agreement (including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank); and

(c)	all stamp duties, fees, taxes and charges which are payable in connection with the this agreement or a payment, receipt or other transaction contemplated by them, including in each case external and/or inhouse legal costs and expenses on a full indemnity basis.
8.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

9.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
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EXECUTED as an agreement.
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SCHEDULE 1
MEMBERS
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
Sims Manufacturing Pty Limited ACN 004 332 870
Sims Industrial Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Sims Energy Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
Simsmetal UK (Southern) Limited
Simsmetal UK (Midwest) Limited
Simsmetal UK Recycling Limited
Simsmetal UK (Northern) Limited
United Castings Limited
Simsmetal UK (Services) Limited
Simsmetal UK (South East) Limited
Simsmetal UK (Elliott) Limited
Simsmetal UK (South West) Limited
Simsmetal UK (Reclamation) Limited
Simsmetal UK (Wessex) Limited
Simsmetal UK (Glos) Limited
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SCHEDULE 2
GUARANTORS
Part I
Sims
Sims UK Holdings
Sims USA
Sims Finance
Simsmetal Holdings Pty Limited ACN 000 021 563
Simsmetal Services Pty Limited ACN 000 166 987
Sims Manufacturing Pty Limited ACN 004 332 870
Sims Industrial Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Sims Energy Pty Limited ACN 009 667 752
Sims Aluminium Pty Limited ACN 004 370 905
Part II
Sims Group UK Limited
Simsmetal UK (Southern) Limited
Simsmetal UK (Midwest) Limited
Simsmetal UK Recycling Limited
Simsmetal UK (Northern) Limited
United Castings Limited
Simsmetal UK (Services) Limited
Simsmetal UK (South East) Limited
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Simsmetal UK (Elliott) Limited
Simsmetal UK (South West) Limited
Simsmetal UK (Reclamation) Limited
Simsmetal UK (Wessex) Limited
Simsmetal UK (Glos) Limited
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SCHEDULE 3
AMENDMENTS TO THE FACILITY AGREEMENT
Master Agreement
1.	The definition of “Availability Period” in clause 1.1 is varied to read as follows:

“Availability Period”	in respect of each Facility, the period expiring on 31 December 2004, subject to any extensions granted by the Bank in accordance with clause 5;”.
2.	Delete existing definition of “Margin” in clause 1.1 and insert the following replacement definition:

“has the meaning given in Part 5 of schedule 1”.

3.	Insert the following new definition after “Subsidiary” in clause 1.1:

“Undrawn Commitment Fee”	has the meaning given in Part 5 of schedule 1”.
4.	Delete “undrawn commitment fee of [*] per annum” from Part 5(a) of schedule 1 and replace it with “Undrawn Commitment Fee”.

5.	Part 5(d)(ii) of schedule 1 is varied by deleting the rate of [*] per annum and replacing it with “the Margin”; and

6.	The following is new paragraph (e) of Part 5 of schedule 1:
“(e) For the purposes of this Part 5, Margin will vary according to the level of Financial indebtedness of the Sims Group to EBITDA in accordance with the following matrix:

Rates of Financial Indebtedness to EBITDA	Margin

[*]
7.	The following is new paragraph (f) of Part 5 of schedule 1:
“(f) For the purposes of this Part 5, Undrawn Commitment Fee will vary according to the level of Financial Indebtedness of the Sims Group to EBITDA in accordance with the following matrix:

Rates of Financial Indebtedness to EBITDA	Undrawn Commitment Fee

[*]
Facility Appendices
Each Facility Appendix is varied by deleting the first 4 lines and replacing them with:
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This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMS GROUP USA CORPORATION, SIMS GROUP UK HOLDINGS LIMITED, SIMS GROUP LIMITED, SIMS GROUP UK LIMITED, SIMS ALUMINIUM PTY LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
AUD Overdraft Facility Appendix
The AUD Overdraft Facility Appendix is varied as highlighted in Schedule 4
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SCHEDULE 4
AUD OVERDRAFT FACILITY APPENDIX
This is an Appendix to and forms part of an Agreement between SIMSMETAL FINANCE LIMITED, SIMS GROUP USA CORPORATION, SIMS GROUP UK HOLDINGS LIMITED, SIMS GROUP LIMITED, SIMS GROUP UK LIMITED, SIMS ALUMINIUM PTY LIMITED and COMMONWEALTH BANK OF AUSTRALIA.
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Appendix the following words and expressions shall, unless otherwise specified or unless the subject or context otherwise requires have the following meanings:

“Advance”	- each amount drawn on an AUD Overdraft Account;

“Aluminium”	- Sims Aluminium Pty Limited;

“AUD Overdraft Accounts”	- the following accounts held by Overdraft Borrowers with the Bank:

Account numbers

2000 0028 0144
2239 0000 0095
2513 0022 140
3132 0000 0743
4000 0014 7246
4007 0010 9664
4007 1000 5175
5118 0011 6116
6101 0016 1898
7100 0013 2483
3248 1004 9237;

“AUD Overdraft Facility”	- the agreement by the Bank hereunder to provide Advances;

“Drawdown Amount”	- in respect of an Advance, the face amount of the cheque drawn on an AUD Overdraft Account in respect of that Advance;
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“Drawing”	- each utilisation of the AUD Overdraft Facility as provided for in this Appendix;

“Existing Accommodation”	- the aggregate net debit balance existing in all AUD Overdraft Accounts on the relevant date;

“Overdraft Borrowers”	- Sims and Aluminium; and

“WA Account”	- AUD Overdraft Account no. 6101 0016 1898.
1.2	Interpretation

Capitalised terms or phrases which are used in this Appendix but not defined in clause 1.1 of this Appendix shall have the meanings ascribed thereto in the Master Agreement.

2.	UTILISATION OF AUD OVERDRAFT FACILITY

2.1	The AUD Overdraft Facility may only be utilised by the Overdraft Borrowers.

2.2	The Overdraft Borrowers must execute such account authorities, signature cards and any other documentation required by the bank before the first utilisation of the AUD Overdraft Facility.

2.3	The Overdraft Borrowers request and authorise the bank to rely on such authorities to operate the AUD overdraft accounts by cheque or any other means given to the Bank by the Overdraft Borrowers from time to time to authorise each Drawing of an Advance.

3.	DRAWINGS

Notwithstanding the provisions of clause 2.1 of the Master Agreement, the Overdraft Borrowers will not be required to give a Drawdown Notice with respect to a proposed Drawing under the AUD Overdraft Facility. Subject to the Bank’s usual terms and conditions, the terms and conditions of this Agreement and such other terms and conditions as the Bank may from time to time at its discretion impose, Advances will be made available upon receipt of the Overdraft Borrowers’ cheque duly drawn upon an AUD Overdraft Account.

4.	AUD OVERDRAFT CAP LIMIT AND FACILITY ACCOMMODATION LIMIT

4.1	The Accommodation provided pursuant to the AUD Overdraft Facility is subject to a Cap Limit of $250,000,000 and a Facility Accommodation Limit of $500,000.
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4.2	The Cap Limit for the AUD Overdraft Facility is the limit to which the aggregate of debit balances of all AUD Overdraft Accounts are permitted by the Bank to be drawn.

4.3	The Facility Accommodation Limit for the AUD Overdraft Facility is the amount by which the aggregate of debit balances of all AUD Overdraft Accounts is permitted to exceed the aggregate of credit balances of all AUD Overdraft Accounts.

4.4	The Bank may from time to time on giving 7 days notice to the Borrower cancel or vary the Cap Limit or the Facility Accommodation Limit.

4.5	The Overdraft Borrowers acknowledge that the Bank may refuse to honour or pay cheques drawn or any other Drawings upon any of the AUD Overdraft Accounts, whether the relevant AUD Overdraft Account is in debit or credit at the time the cheque is presented for payment or the Drawing is requested to be made, in any case where the Facility Accommodation Limit would be exceeded if the cheque or other Drawing were paid.

5.	LIABILITY ON AUD OVERDRAFT ACCOUNTS

5.1	Without limitation to any other obligations of the Borrower or other rights of the Bank under this Agreement, the Borrower agrees to be liable for all Drawings made to the Overdraft Borrowers and for all other moneys from time to time owing to the Bank pursuant to the Accommodation provided under the AUD Overdraft Facility whether or not the same exceeds the Cap Limit or the Facility Accommodation Limit.

5.2	The Overdraft Borrowers authorise the Bank in its sole discretion at any time and without notice to them to apply the whole or any part of the balance standing to the credit of any of its AUD Overdraft Accounts from time to time in or towards satisfaction of any moneys owing to the Bank under or in connection with the AUD Overdraft Facility on any of its other AUD Overdraft Accounts.

6.	OUTSTANDING ACCOMMODATION

The Outstanding Accommodation of the AUD Overdraft Facility on a particular date will be the aggregate net debit balance existing in the AUD Overdraft Accounts on such date.

7.	INTEREST

Interest on the AUD Overdraft Accounts will be computed daily on the basis of a 365 day year and will be payable at such time and from time to time as required by the Bank. The rate of interest will be the Reference Rate. Any change in such rate will take effect at the opening of business on the effective date of such change.

8.	FEES

The Overdraft Borrowers will pay to the Bank such fees referable to the AUD Overdraft Facility as the Bank advises from time to time.
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9.	PAYMENT OF INTEREST AND FEES

The Bank may debit any amount payable pursuant to clauses 7 or 8 of this Appendix to the AUD Overdraft Accounts at such time and from time to time as the Bank may require and any such debiting will be deemed to be an Advance.

10.	REPAYMENT
(a)	Notwithstanding any other provision of this Agreement all Accommodation provided under the AUD Overdraft Facility is payable by the Overdraft Borrowers on demand by the Bank within 7 days of service of the demand. Any payment demanded by the Bank under this clause must be made to the office of the Bank at 48 Martin Place, Sydney. Without limiting the foregoing, upon or immediately after making any such demand the Bank may also notify the Overdraft Borrowers that the obligation of the Bank to provide any further Accommodation hereunder is cancelled forthwith; whereupon the same will be so cancelled forthwith.

(b)	The Overdraft Borrowers must ensure that at all times there is no debit balance existing in the WA Account. The Overdraft Borrowers acknowledges that the Bank may refuse to honour or pay cheques drawn or any other Drawings upon the WA Account in any case where the balance of that account would be in debit if the cheque or other Drawing were paid.

(c)	Subject to clauses 10(a) and (b), the Overdraft Borrowers may repay the whole or any part of the Existing Accommodation at any time PROVIDED THAT the Existing Accommodation must be repaid in full not later than the last day of the Availability Period.
11.	PAYMENTS

All payments by the Overdraft Borrowers in respect of the AUD Overdraft Facility shall be made in AUD.
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Borrower

EXECUTED for and on behalf of	)
SIMSMETAL FINANCE LIMITED by	)
authority of the directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

The COMMON SEAL of SIMS GROUP USA	)
CORPORATION is affixed in accordance with	)
its constituent documents in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director (print)

EXECUTED by SIMS GROUP UK	)
HOLDINGS LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of SIMS	)
GROUP LIMITED by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED for and on behalf of SIMS	)
GROUP UK LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

New Borrower

EXECUTED by SIMS ALUMINIUM PTY	)
LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director/secretary (print)

Members

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED by	)
authority of the directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director/secretary (print)
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EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED by	)
authority of the directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director/secretary (print)

EXECUTED for and on behalf of SIMS	)
MANUFACTURING PTY LIMITED by	)
authority of the directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director(print)		Name of director/secretary (print)

EXECUTED for and on behalf of SIMS	)
INDUSTRIAL PTY LIMITED by authority of	)
the directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED for and on behalf of UNIVERSAL	)
INSPECTION AND TESTING COMPANY	)
PTY LIMITED by authority of the directors in	)
the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of SIMS	)
ENERGY PTY LIMITED by authority of the	)
directors in the presence of:	)

Signature of director/secretary		Signature of director/secretary

Name of director/secretary (print)		Name of director/secretary (print)

EXECUTED for and on behalf of SIMS	)
ALUMINIUM PTY LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED by SIMSMETAL UK	)
(SOUTHERN) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK	)
(MIDWEST) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK	)
RECYCLING LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK	)
(NORTHERN) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED by UNITED CASTING	)
LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK	)
(SERVICES) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK (SOUTH	)
EAST) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK (ELLIOT))
LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED by SIMSMETAL UK (SOUTH	)
WEST) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK	)
(RECLAMATION) LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK (WESSEX))
LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMSMETAL UK (GLOS))
LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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Bank

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF AUSTRALIA	)
by its	)
attorney under power of attorney dated	)
who declares that he is	)

of Commonwealth Bank	)	Attorney
of Australia the presence of:	)

Signature of witness

Name of witness (print)
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BORROWER ACCESSION AGREEMENT
THIS AGREEMENT made on 24 March 2003
BETWEEN
SIMS ALUMINIUM PTY LIMITED ACN 004 370 908 (“New Borrower”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 (“Bank”)
RECITALS
A.	Under the Facility Agreement, the Borrower may from time to time raise financial accommodation.

B.	The New Borrower wishes to assume the rights and obligations of the Borrower under the Facility Agreement.
IT IS AGREED as follows:
1.	DEFINITIONS
In this agreement (including the recitals) the term “Facility Agreement” means the agreement named “Facility Agreement” dated 29 October 1991 between Simsmetal Finance Limited and Sims Group USA Corporation as borrower and the Bank, as amended, supplemented or varied from time to time.
Terms defined in the Facility Agreement have the same meaning when used in this agreement unless the context otherwise requires.
2.	ACCESSION

2.1	The New Borrower will as and from the date of this agreement irrevocably be a Borrower for the purposes of the Facility Agreement as if named as party to the Facility Agreement in the capacity of Borrower.

2.2	The New Borrower agrees to comply with the Facility Agreement and all the terms and conditions of it will bind the New Borrower accordingly.

3.	REPRESENTATIONS AND WARRANTIES

If the New Borrower does not execute a Deed of Accession pursuant to clause 17 of the Facility Agreement at the same time as the New Borrower executes this agreement, then the New Borrower makes for the benefit of the Bank the representations and warranties
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contained in clause 5.1 of the Negative Pledge Agreement and clause 9.2 of the Facility Agreement.

4.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales and the New Borrower submits to the non-exclusive jurisdiction of the courts of that State.
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EXECUTED as an agreement.

The COMMON SEAL of SIMS ALUMINIUM	)
PTY LIMITED is affixed in accordance with its	)
articles of association in the presence of:	)

Name (print): Jeremy Sutcliffe		Name (print): Ross Cunningham
Title (print): Group Chief Executive		Title (print): Executive Director — Finance and Strategy

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF AUSTRALIA	)
by as	)
duly authorised attorney under power of attorney	)
dated who certifies that he is	)

of Commonwealth Bank	)	Attorney
of Australia the presence of:	)

Signature of witness

Name of witness (print)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT.
CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Commonwealth Bank of Australia
ABN 48 123 123 124
Premium Business Services, Sydney NSW

Institutional Banking	PO Box 2719	Telephone:	(02) 9513 9454	Warwick Stephens
Level 15	Sydney	Telefax:	(02) 9513 9491	Executive Manager
52 Martin Place	NSW 2000			Institutional Banking
SYDNEY NSW 2000
AUSTRALIA
10 January 2005

Mr Ross Cunningham
Executive Director
Group Finance & Strategy
Sims Group Limited
Level 6, 41 McLaren Street
North Sydney NSW 2060
Dear Ross
$150 Million Multi Option Facility Agreement (“MOFA”) Dated 29 October 1991 (as amended) between Sims Group Ltd (and related companies) (“Sims”) and the Commonwealth Bank (“the Bank”)
Annual Review of Facilities
On behalf of the Commonwealth Bank of Australia (“the Bank”), I am pleased to confirm that the Annual Review of facilities for Sims has been completed. Accordingly, the end of the Availability Period under the MOFA has been extended to 31 December 2006. In addition, the Bank has also approved to increase the Accommodation Limit from $150m to $200m.
We would also like to take the opportunity to recognise Sims continuing performance and reduce the pricing on the facility as below.
Approval is subject to:
1.	pricing to be revised as follows:

Debt/EBITDA	Existing Margin	Proposed Margin

[*]
Commitment Fee remains unchanged at [*] of Applicable Margin.

2.	the Bank’s usual terms and conditions generally for the type of facility provided;

3.	the usual incidents of banker/client contract;
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4.	the terms and conditions set out in the MOFA (as amended) between Sims Group Ltd (and related companies) (“Sims”) and the Commonwealth Bank (“the Bank”);

5.	the terms and conditions set out in this letter; and

6.	any separate agreements or documentation executed in connection with the facilities provided.
Terms used in this letter have the meaning given to them in the MOFA unless the context requires otherwise. All other terms and conditions of the Facility Agreement remain unchanged.
Should you wish to discuss any matters raised in this letter, please do not hesitate to contact me on 02-9513 9454, or alternatively, Angela Wong on 02-9513 9453.
Acceptance of the extension to the MOFA will be effected by duly signing and returning the duplicate of this letter. This offer is available for acceptance until 5.00pm Monday 24 January 2005.
Yours sincerely
Warwick Stephens
Accepted for and on behalf of Sims Group Limited

Name	Signature	Date
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
SIMSMETAL FINANCE LIMITED
SIMS GROUP USA CORPORATION
SIMS GROUP UK HOLDINGS LIMITED
SIMS GROUP LIMITED
SIMS GROUP UK LIMITED
SIMS ALUMINIUM PTY LIMITED
AND
SIMS CO LIMITED
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
EIGHTH AMENDING AGREEMENT
AND ACCESSION AGREEMENT
(MULTI OPTION FACILITY
AGREEMENT)
J K O’SULLIVAN
General Counsel
Commonwealth Bank Group
Level 11
Bank House
309 George Street
SYDNEY NSW 1155

Tel. (02) 9378 4720
Fax. (02) 9378 2211
DX 1440 SYDNEY
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EIGHTH AMENDING AGREEMENT AND ACCESSION AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 31 October 2005
PARTIES

(Referred to individually and collectively as the) Borrower	Simsmetal Finance Limited ABN 90 052 931 218 Level 6 41 McLaren Street North Sydney NSW

Sims Group USA Corporation 600 South Fourth Street Richmond, California

Sims Group UK Holdings Limited Long Marston Stratford-upon-Avon Warwickshire CV37 8AQ,

Sims Group Limited ABN 37 008 634 526 Level 6 41 McLaren Street North Sydney NSW

Sims Group UK Limited Long Marston Stratford-upon-Avon Warwickshire, CV37 8AQ

Sims Aluminium Pty Limited ABN 93 004 370 905 Level 6 41 McLaren Street North Sydney NSW

New Borrower	Sims Co Limited ACN 114 838 630 Level 6 41 McLaren Street North Sydney NSW

Member	The companies named in schedule 1
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Bank	Commonwealth Bank of Australia ABN 48 123 123 124
Level 15
52 Martin Place
Sydney NSW
RECITALS
A.	The Facility Agreement and the Negative Pledge Agreement were originally entered into on 29 October 1991. Since then both agreements have been the subject of numerous amendments. Both agreements are being further amended, the Facility Agreement by this agreement.

B.	The main changes effected by this agreement are to increase the Accommodation Limit and to provide for the accession of the New Borrower.

C.	This agreement is being entered into in conjunction with the Sixth Amending Deed and Accession Deed (Negative Pledge Agreement) and the Second Group Guarantee Accession Deed.

D.	The main changes effected by the Sixth Amending Deed and Accession Deed (Negative Pledge Agreement) are to revise the financial covenants and to provide for the accession of the New Borrower.

E.	The main changes effected by the Second Group Guarantee Accession Deed are to add the New Borrower as a party to the Group Guarantee.

F.	The Borrowers, the Members and the Guarantors have each agreed to consent to the variation of the Facility Agreement in the manner set out in this agreement in part as acknowledgement of their joint and several obligation to guarantee an increase in secured moneys.

G.	The parties have agreed to vary the Facility Agreement in the manner set out in schedule 4.
AGREEMENTS
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Facility Agreement apply in this agreement, unless defined below:

Effective Date	-	the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 4 have been complied with to the
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satisfaction of the Bank;

Facility Agreement	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by the documents listed in part 1 of schedule 3;

Group Guarantee	-	the deed of that name dated 21 March 1996 between the Guarantors and the Bank;

Guarantors	-	the companies named in schedule 2;

Members	-	the companies named in schedule 1;

Negative Pledge Agreement	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in part 2 of schedule 3;

Relevant Companies	-	the Borrower and the Members;

Second Group Guarantee Accession Deed	-	the Deed of that name dated on or about the date of this agreement between Sims Co Limited as an additional guarantor and the Bank;

Sims	-	Sims Group Limited ABN 37 008 634 526;

Sims Finance	-	Simsmetal Finance Limited ABN 90 052 931 218;

Sims UK Holdings	-	Sims Group UK Holdings Limited, a company incorporated in the United Kingdom;

Sims USA	-	Sims Group USA Corporation, a company incorporated in Delaware, United States of America;

Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)	-	the deed of that name dated on or about the date of this agreement between the parties to the Negative Pledge Agreement; and

Transaction Documents	-	has the same meaning as in the Negative Pledge and includes, without limitation, this agreement.
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1.2	Interpretation

Clause 1.2 of the Facility Agreement applies to this agreement as if it were set out in full here.

2.	ACCESSION

2.1	Accession from Effective Date

Subject to clause 4, with effect on and from the Effective Date, the New Borrower:
(a)	will be taken to be a Borrower for the purposes of the Facility Agreement as if named as a party to the Facility Agreement in the capacity of Borrower; and

(b)	agrees to comply with the Facility Agreement and all the terms and conditions of the Facility Agreement will bind the New Borrower accordingly.
2.2	Agreement to which accession applies

For the purposes of clause 2.1, “Facility Agreement” means the Facility Agreement as amended by this agreement.

3.	AMENDMENTS TO FACILITY AGREEMENT

3.1	Amendments

Subject to clause 4, with effect on and from the Effective Date, the Facility Agreement is amended as shown in schedule 4.

3.2	Preservation of Facility Agreement

Except to the extent amended by this agreement, the Facility Agreement continues in effect and is confirmed.

3.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Facility Agreement arising prior to the Effective Date are confirmed and unaffected.

4.	CONDITIONS PRECEDENT

The New Borrower will not be taken to be a Borrower for the purposes of the Facility Agreement and the amendments to the Facility Agreement will not take effect until the Bank notifies Sims in writing that it has received all of the following in form and substance satisfactory to it:
(a)	this agreement and the Negative Pledge Agreement are duly executed by the Relevant Companies;
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(b)	a duly executed Second Group Guarantee Accession Deed; and

(c)	a Verification Certificate substantially in the form of schedule 5 to the Facility Agreement executed by two directors of the New Borrower.
5.	CONSENT AND CONFIRMATION

5.1	Consent

Each Member and each Guarantor consents to the amendments to the Facility Agreement.

5.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

Each Relevant Company makes the representations and warranties for the benefit of the Bank that are set out in clause 5.1 of the Negative Pledge Agreement. They are made as at the Effective Date.

6.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into this agreement in reliance on the representations and warranties in this clause 6.

7.	STAMP DUTY AND EXPENSES

Clause 12 of the Facility Agreement applies to this agreement as if it were set out in full here.

8.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

9.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as an agreement.
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SCHEDULE 1
MEMBERS

	BUSINESS/COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Universal Inspection and Testing	ABN 97 000 554 656	NSW
Company Pty Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC

Simsmetal UK (Southern) Limited	1638948	UK

Simsmetal UK (Midwest) Limited	549109	UK

Simsmetal UK Recycling Limited	538792	UK

Simsmetal UK (Northern) Limited	199765	UK

United Castings Limited	2550422	UK

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Simsmetal UK (South East) Limited	2734487	UK

Simsmetal UK (Elliott) Limited	1054186	UK

Simsmetal UK (South West) Limited	3242457	UK

Simsmetal UK (Reclamation) Limited	1304896	UK

Simsmetal UK (Wessex) Limited	115049	UK

Simsmetal UK (Glos) Limited	2119329	UK
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SCHEDULE 2
GUARANTORS

	BUSINESS/COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Limited	ABN 37 008 634 526	ACT	Simsmetal Limited

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Sims Finance Limited	ABN 90 052 931 218	ACT

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Universal Inspection and Testing	ABN 97 000 554 656	NSW
Company Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Simsmetal UK (Southern) Limited	1638948	UK

Simsmetal UK (Midwest) Limited	549109	UK

Simsmetal UK Recycling Limited	538792	UK

Simsmetal UK (Northern) Limited	199765	UK

United Castings Limited	2550422	UK

Simsmetal UK (South East) Limited	2734487	UK

Simsmetal UK (Elliott) Limited	1054186	UK

Simsmetal UK (South West) Limited	3242457	UK
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	BUSINESS/COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Simsmetal UK (Reclamation) Limited	1304896	UK

Simsmetal UK (Wessex) Limited	115049	UK

Simsmetal UK (Glos)Limited	2119329	UK
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SCHEDULE 3
(PART 1)
(Documents amending the original Facility Agreement of 29 October 1991)
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(e)	the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(f)	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(g)	the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 3 November 2000 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(h)	the agreement named “Seventh Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 24 March 2003 between the Borrower, the companies named in schedule 1 to that agreement and the Bank; and

(i)	letter dated 10 January 2005 from the Bank.
(PART 2)
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;
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(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;

(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank; and

(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated on or about the date of this agreement between Sims, Sims Co Limited and the other companies named in schedule 1 to that deed as members and the Bank.
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SCHEDULE 4
AMENDMENTS TO THE FACILITY AGREEMENT
Name changes
1.	The names of the companies appearing in column 1 are to be substituted for the names appearing in column 2 wherever they appear:

Column 1 - current name	Column 2 - changed name
Simsmetal USA Corporation	Sims Group USA Corporation
Simsmetal UK Holdings Limited	Sims Group UK Holdings Limited
Simsmetal Limited	Sims Group Limited
Simsmetal UK Limited	Sims Group UK Limited
Change of address
2.	On the first page after “COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of” substitute the words “48 Martin Place” with “Level 15, 52 Martin Place”.
Definitions
3.	In the definition of “Availability Period” in clause 1.1 substitute “2006” with “2007”.

4.	In the definition of “Borrower” in clause 1.1 insert after “Sims Group UK Limited”, “Sims Aluminium Pty Limited”.

5.	In the definition of “Negative Pledge Agreement” in clause 1.1 delete “and” at the end of sub-clause (f) and insert at the end of sub-clause (g) the following:

“and
(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” between the Bank, Sims and the other companies named in schedule 1 to that deed;”
Accommodation Fees heading
6.	Amend the heading to clause 4.1 to read “Accommodation Fees”.
Annual review date
7.	In clause 5, substitute “2001” with “2006” where it appears after “Not later than 31 December”.
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Undertakings
8.	In clause 9.4(a) substitute “section 3.13” with “part 2M.6” where it appears in the heading and in the body of the clause.
Accommodation limit
9.	In schedule 1, part 1, Accommodation Limit substitute “AUD200,000,000” with “AUD300,000,000”.

10.	In schedule 1, part 5, Fees (e), substitute the matrix with the following:

Rates of Financial Indebtedness to EBITDA	Margin
[*]
11.	In schedule 1, part 5, Fees (f) substitute the matrix with the following:

Rates of Financial Indebtedness to EBITDA	Undrawn Commitment Fee
[*]
Change of address
12.	In schedule 1, part 7, Branch for Service of Notice, substitute the address for Commonwealth Bank of Australia with
“Level 15
52 Martin Place
Sydney NSW 1155
Attention: Relationship Executive, Institutional Banking
Facsimile: (02) 9513 9491”
Guarantors and Debtors
13.	Substitute schedule 2 with the following:-
Guarantors and Debtors

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Limited	ABN 37 008 634 526		Simsmetal Limited

Sims Finance Limited	ABN 90 052 931 218	ACT

Sims Group UK Holdings Limited		UK	Simsmetal UK Holdings Limited

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited
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COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Universal Inspection and Testing	ABN 14 000 554 656	NSW
Company Pty Limited

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Simsmetal Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC

Sims Group UK Limited	3242331	UK	Simsmetal UK Limited

Simsmetal UK (Southern) Limited	1638958	UK

Simsmetal UK (Midwest) Limited	549109	UK

Simsmetal UK Recycling Limited	538792	UK

Simsmetal UK (Northern) Limited	199765	UK

United Casting Limited	2550422	UK

Simsmetal UK (Services) Limited	3242331	UK

Simsmetal UK (South East) Limited	2734487	UK

Simsmetal UK (Elliot) Limited	1054186	UK

Simsmetal UK (South West) Limited	3242457	UK

Simsmetal UK (Reclamation) Limited	1304896	UK

Simsmetal UK (Wessex) Limited	115049	UK

Simsmetal UK (Glos) Limited	2119329	UK
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Borrower

EXECUTED for and on behalf of	)
SIMSMETAL FINANCE LIMITED	)
by authority of directors in the presence	)
of :	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of SIMS	)
GROUP USA CORPORATION	)
by authority of directors in the presence	)
of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMS GROUP UK	)
HOLDINGS LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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EXECUTED for and on behalf of SIMS	)
GROUP LIMITED by authority of	)
directors in the presence of:	))

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of SIMS	)
GROUP UK LIMITED by authority of	)
the directors in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMS ALUMINIUM	)
PTY HOLDINGS LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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New Borrower

EXECUTED for and on behalf of SIMS	)
CO LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Members

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY	)
LIMITED by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY	)
LIMITED by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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EXECUTED for and on behalf of SIMS	)
MANUFACTURING PTY LIMITED	)
by authority of the directors in the	)
presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of SIMS	)
INDUSTRIAL PTY LIMITED by	)
authority of the directors in the presence	)
of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
UNIVERSAL INSPECTION AND	)
TESTING COMPANY PTY	)
LIMITED by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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EXECUTED for and on behalf of SIMS	)
ENERGY PTY LIMITED by authority	)
of the directors in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of SIMS	)
ALUMINIUM PTY LIMITED by	)
authority of the directors in the presence	)
of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(SOUTHERN) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(MIDWEST) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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EXECUTED by SIMSMETAL UK	)
RECYCLING LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(NORTHERN) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by UNITED CASTING	)
LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMS GROUP UK	)
LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

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EXECUTED by SIMSMETAL UK	)
(SOUTH EAST) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(ELLIOT) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(SOUTH WEST) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(RECLAMATION) LIMITED acting	)
by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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EXECUTED by SIMSMETAL UK	)
(WESSEX) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED by SIMSMETAL UK	)
(GLOS) LIMITED acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Bank

SIGNED for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its attorney under	)

power of attorney dated	)	Attorney
who declares that he is	)
of Commonwealth Bank of Australia the	)
presence of:	)

Signature of witness

Name of witness (print)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 5TH MARCH 2008
THE COMPANIES NAMED IN SCHEDULES 1, 2 & 4
AND
COMMONWEALTH BANK OF AUSTRALIA
NINTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
J K O’SULLIVAN
General Counsel
Commonwealth Bank Group
Level 11
Bank House
309 George Street
SYDNEY NSW 1155
Tel. (02) 9378 4721
Fax. (02) 9378 2211
DX 1440 SYDNEY
Ref: IRC3024771
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(continued)
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1
NINTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 5 March 2008

PARTIES

Borrower	The companies named in schedule 1

Member	The companies named in schedule 2

Guarantor	The companies named in schedule 4

Bank	Commonwealth Bank of Australia ABN 48 123 123 124
Level 15
52 Martin Place
Sydney NSW
RECITALS
A.	The parties have agreed to amend the Facility Agreement (as defined bellow) as set out in this agreement and for the New Borrower to accede to the Facility Agreement.

B.	The Borrowers, the Members and the Guarantors have each agreed to consent to the amendment of the Facility Agreement in the manner set out in this agreement in part as acknowledgement of their joint and several obligation to guarantee an increase in secured moneys.
AGREEMENTS
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Facility Agreement apply in this agreement, unless defined below:

Effective Date	-	the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 5 have been complied with to the satisfaction of the Bank;

Existing Borrower	-	the Borrower with the exception of the New Borrower;

Facility Agreement	-	the agreement named “Facility Agreement”
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dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by the documents listed in part 1 of schedule 5 (with the exception of this agreement);

Group Guarantee	-	the deed of that name dated 21 March 1996 between the Guarantors and the Bank;

Guarantors	-	the companies named in schedule 4;

Members	-	the companies named in schedule 2;

Negative Pledge Agreement	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in part 2 of schedule 5;

New Borrower	-	each of the following companies incorporated in Delaware, USA:

(a) Sims Group Global Trade Corporation;

(b) Schiabo Larovo Corporation;

(c) Simsmetal East LLC; and

(d) Simsmetal West LLC;

Relevant Companies	-	the Borrower and the Members;

Retiring Borrower	-	the companies named in schedule 3;

Retiring Guarantor	-	the companies named in schedule 7;

Sims	-	Sims Group Limited ABN 37 008 634 526;

Sims UK Holdings	-	Sims Group UK Holdings Limited, a company incorporated in the United Kingdom; and

Sims USA	-	Sims Group USA Corporation, a company incorporated in Delaware, United States of America.
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1.2	Interpretation

Clause 1.2 of the Facility Agreement applies to this agreement as if it were set out in full here.

2.	ACCESSION OF NEW BORROWER

2.1	Accession to Facility Agreement

Subject to clause 5, with effect on and from the Effective Date, the New Borrower:
(a)	will be taken to be a Borrower for the purposes of the Facility Agreement as if named as a party to the Facility Agreement in the capacity of Borrower; and

(b)	agrees to comply with the Facility Agreement and all the terms and conditions of the Facility Agreement will bind the New Borrower accordingly.
2.2	Consent of existing parties

The Existing Borrower, the Member and the Guarantor consent to the accession of the New Borrower to the Facility Agreement on the terms of this agreement.

3.	AMENDMENT TO FACILITY AGREEMENT

3.1	Amendments

Subject to clause 5, with effect on and from the Effective Date, the Facility Agreement is amended as shown in schedule 6.

3.2	Preservation of Facility Agreement

Except to the extent amended by this agreement, the Facility Agreement continues in effect and is confirmed.

3.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Facility Agreement arising prior to the Effective Date are confirmed and unaffected.

4.	RETIREMENT

4.1	Retirement from Facility Agreement
Subject to clause 5, with effect on and from the Effective Date:
(a)	the Retiring Borrower shall cease to be a Borrower under, and a party to, the Facility Agreement;
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(b)	the Bank releases the Retiring Borrower from any obligations which may arise on or after the date of this agreement but without prejudice to any obligations which may have accrued before then;

(c)	the Borrower, Member and Guarantor consent to the retirement of the Retiring Borrower on the terms of this deed.
4.2	Retirement from Group Guarantee
The parties acknowledge and agree that with effect from the Effective Date:
(a)	the Retiring Guarantors are no longer parties to, or Guarantors under, the Group Guarantee;

(b)	the Bank releases the Retiring Guarantor from any obligations under the Group Guarantee; and

(c)	the Guarantor consents to the retirement of the Retiring Guarantor on the terms of this deed.
5.	CONDITIONS PRECEDENT
The amendment to the Facility Agreement will not take effect until the Bank notifies Sims in writing that it has received all of the following in form and substance satisfactory to it:
(a)	this agreement;

(b)	a Certificate signed by two directors or officers of the New Borrower confirming that upon execution of this agreement, the representations and warranties referred to in clause 7.1 of this agreement are correct in relation to that New Borrower;

(c)	a Verification Certificate substantially in the form of schedule 5 to the Facility Agreement executed by two directors or officers of the New Borrower;

(d)	a legal opinion, in form and substance satisfactory to the Bank, confirming that upon execution by the New Borrower of this agreement, it will create valid, binding and enforceable obligations of that New Borrower;

(e)	the Fourth Group Guarantee Accession Deed;

(f)	the Seventh Amending Deed and Accession Deed (Negative Pledge Agreement); and

(g)	such other documents as the Bank may reasonably require.
6.	CONSENT AND CONFIRMATION

6.1	Consent
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Each Member and each Guarantor consents to the amendment to the Facility Agreement.

6.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

7.	REPRESENTATIONS AND WARRANTIES

7.1	Representations and warranties

Each Relevant Company makes the representations and warranties for the benefit of the Bank that are set out in clause 5.1 of the Negative Pledge Agreement. They are made as at the Effective Date.

7.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into this agreement in reliance on the representations and warranties in this clause 5.

8.	STAMP DUTY AND EXPENSES

Clause 12 of the Facility Agreement applies to this agreement as if it were set out in full here.

9.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

10.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

11.	EXECUTION

11.1	One execution per party

Any party executing this deed executes it in all capacities in which that party is described in this deed (including schedules 1, 2 and 4).

11.2	Order of execution of documents

The parties acknowledge that, in addition to this agreement, some of the parties will be executing:
(a)	a document described as the “Fourth Group Guarantee Accession Deed”; and
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(b)	a document described as the “Seventh Amending Deed and Accession Deed (Negative Pledge Agreement)”;
at or around the same time as they execute this agreement. The parties agree that, despite any actual order in which the documents are executed, the order in which the parties will treat the documents as having been executed is:
(i)	firstly, the Fourth Group Guarantee Accession Deed;

(ii)	secondly, the Seventh Amending Deed and Accession Deed (Negative Pledge Agreement); and

(iii)	thirdly, this agreement.
Each party covenants with each other party that it will not raise any argument that the order of execution of documents is other than as set out in this clause.

12.	FORM OF AGREEMENT

The parties agree that, despite any differences between this agreement and the form of Borrower Accession Agreement in Schedule 4 of the Facility Agreement, this agreement is to be treated by the parties as satisfying the conditions in clause 17 (“Addition of New Borrowers”) of the Facility Agreement, and each party covenants with each other party not to impugn or seek to impugn this agreement on the grounds that it does not comply with clause 17 of the Facility Agreement or is not substantially in the form of Schedule 4 of the Facility Agreement.
EXECUTED as an agreement.
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SCHEDULE 1 — BORROWERS

BUSINESS/
	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT

Sims Group Limited	ACN 114 838 630	NSW

Sims Aluminium Pty Limited	ABN 93 004 370 905	NSW

Sims Group UK Limited		UK

Sims Group UK Holdings Limited		UK

Sims Group USA Corporation		Delaware

Mirec BV	company number 1707 3024	Holland

Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Schiabo Larovo Corporation		Delaware
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SCHEDULE 2 — MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Sims Group Limited

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Group Limited	ACN 114 838 630	NSW	Sims Co Limited

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Mirec BV	company number 1707 3024	Holland

Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina
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	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation
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SCHEDULE 3 — RETIRING BORROWERS

North Carolina Recycling, LLC	North Carolina

Schiabo Larovo Company, LLC	Delaware

Sims Hugo Neu East	New York

Sims Hugo Neu West	California

Sims Hugo Neu Global Trade, LLC	Delaware
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SCHEDULE 4 — GUARANTORS

BUSINESS/
	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Simsmetal Limited

Sims Group Limited	ACN 114 838 630	NSW	Sims Co Limited

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC

Sims Tyrecycle Pty Limited	ABN 84 085 545 053	NSW

Sims Tyrecycle Properties Pty Limited	ABN 84 085 545 053	NSW

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Mirec BV	company number 1707 3024	Holland
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BUSINESS/
	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

SHN Co., LLC		Delaware	Hugo Neu Co., LLC

HNE Recycling LLC		Delaware

HNW Recycling LLC		Delaware

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Sims Recycling Solutions, Inc.		Illinois

Sims Group Recycling Solutions USA Corporation		Delaware

United Refining and Smelting Company		Illinois

Simsmetal Industries Limited	3597	New Zealand

Sims M+R GmbH		Germany
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SCHEDULE 5
(PART 1)
(Documents amending the original Facility Agreement of 29 October 1991)
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(e)	the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(f)	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(g)	the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 3 November 2000 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(h)	the agreement named “Seventh Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 24 March 2003 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(i)	letter dated 10 January 2005 from the Bank;

(j)	the agreement named “Eighth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 31 October 2005 between the Borrower, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;

(k)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in
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schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank; and

(l)	the agreement named “Ninth Amending Agreement (Multi Option Facility Agreement) dated on or about the date of this Agreement (ie. this document).
(PART 2)
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;

(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;

(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 31 October 2005 between Sims, Sims Co Limited and the other companies named in schedule 1 to that deed as members and the Bank;

(i)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in
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schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank; and

(j)	the deed named “Seventh Amending Deed (Negative Pledge Agreement)” dated on or around the date of this Deed (this document).
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SCHEDULE 6 — AMENDMENTS TO THE FACILITY AGREEMENT
Accommodation limit
In schedule 1, part 1, Accommodation Limit, substitute “AUD300,000,000” with “AUD400,000,000”.
Guarantors and Debtors
Substitute Schedule 2 with a new Schedule 2 headed “Guarantors and Debtors” but otherwise in identical form to Schedule 2 of this Deed.
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SCHEDULE 7 — RETIRING GUARANTOR

	BUSINESS/
	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Finance Limited	ABN 90 052 931 218	ACT

Universal	ABN 97 000 554 656	NSW
Inspection and Testing Company Limited

Simsmetal UK (Southern) Limited	1638948	UK

Simsmetal UK (Midwest) Limited	549109	UK

Simsmetal UK Recycling Limited	538792	UK

Simsmetal UK (Northern) Limited	199765	UK

United Castings Limited	2550422	UK

Simsmetal UK (South East) Limited	2734487	UK

Simsmetal UK (Elliott) Limited	1054186	UK

Simsmetal UK (South West) Limited	3242457	UK

Simsmetal UK (Reclamation) Limited	1304896	UK

Simsmetal UK (Wessex) Limited	115049	UK

Simsmetal UK (Glos) Limited	2119329	UK
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BUSINESS/
	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
North Carolina Recycling, LLC		North Carolina

Schiabo Larovo Company, LLC		Delaware

Sims Hugo Neu East		New York

Sims Hugo Neu West		California

Sims Hugo Neu Global Trade LLC		Delaware
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EXECUTION
AUSTRALIAN ENTITIES

EXECUTED for and on behalf of SIMS	)
GROUP AUSTRALIA HOLDINGS LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS GROUP LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of	)
SIMS ALUMINIUM PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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EXECUTION
AUSTRALIAN ENTITIES

EXECUTED for and on behalf of SIMS	)
GROUP AUSTRALIA HOLDINGS LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS GROUP LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of	)
SIMS ALUMINIUM PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of	)
SIMS MANUFACTURING PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of	)
SIMS TYRECYCLE PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of	)
SIMS TYRECYCLE PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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EXECUTED for and on behalf of	)
SIMS TYRECYCLE	)
PROPERTIES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

UK ENTITIES

EXECUTED by SIMS GROUP UK	)
HOLDINGS LIMITED acting by:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of SIMS	)
GROUP UK LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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EXECUTED for and on behalf of	)
SIMS TYRECYCLE	)
PROPERTIES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

UK ENTITIES

EXECUTED by SIMS GROUP UK	)
HOLDINGS LIMITED acting by:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary

EXECUTED for and on behalf of SIMS	)
GROUP UK LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
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US ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP USA	)
CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP GLOBAL TRADE	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NORTH CAROLINA RESOURCE	)
CONSERVATION, LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SIMS GROUP USA HOLDINGS	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SHN CO., LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
HNE RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
HNW RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SCHIABO LAROVO CORPORATION	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS RECYCLING SOLUTIONS, INC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
HNW RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SCHIABO LAROVO CORPORATION	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS RECYCLING SOLUTIONS, INC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SIMS GROUP RECYCLING SOLUTIONS	)
USA CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
UNITED REFINING AND SMELTING	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by
SIMSMETAL EAST LLC
by its members:
HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SIMS GROUP RECYCLING SOLUTIONS	)
USA CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
UNITED REFINING AND SMELTING	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by
SIMSMETAL EAST LLC
by its members:
HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)
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HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by
SIMSMETAL WEST LLC
by its members:
HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)

HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)
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NZ ENTITY

EXECUTED by	)
SIMSMETAL INDUSTRIES LIMITED	)
acting by:	)
)
)

Signature of officer		Signature of officer

Name of officer (please print)		Name of officer (please print)

EUROPEAN ENTITIES

EXECUTED for and on behalf of	)
MIREC BV	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director

EXECUTED by	)
SIMS M+R GmbH	)
acting by:	)
)
)

Signature of officer		Signature of officer

Name of officer (please print)		Name of officer (please print)
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NZ ENTITY

EXECUTED by	)
SIMSMETAL INDUSTRIES LIMITED	)
acting by:	)
)
)

Signature of officer		Signature of officer

Name of officer (please print)		Name of officer (please print)

EUROPEAN ENTITIES

EXECUTED for and on behalf of	)
MIREC BV	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director

EXECUTED by	)
SIMS M+R GmbH	)
acting by:	)
)
)

Signature of officer		Signature of officer

Name of officer (please print)		Name of officer (please print)
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NZ ENTITY

EXECUTED by	)
SIMSMETAL INDUSTRIES LIMITED	)
acting by:	)
)
)

Signature of officer		Signature of officer

Name of officer (please print)		Name of officer (please print)

EUROPEAN ENTITIES

EXECUTED for and on behalf of	)
MIREC BV	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director

EXECUTED by	)
SIMS M+R GmbH	)
acting by:	)
)
)

Signature of officer		Signature of officer

Name of officer (please print)		Name of officer (please print)
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BANK

SIGNED	)
for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its attorney under	)
power of attorney dated who declares that he is	) )	Attorney
of Common wealth Bank of Australia	)
the presence of:	)

Signature of witness

Name of witness (print)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 22 APRIL 2008
THE COMPANIES NAMED IN SCHEDULES 1, 2 & 3
AND
COMMONWEALTH BANK OF AUSTRALIA
TENTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
J K O’SULLIVAN
General Counsel
Commonwealth Bank Group
Level 11
Bank House
309 George Street
Sydney NSW 1155
Tel. (02) 9378 4721
Fax. (02) 9378 211
DX 1440 Sydney
Ref: IRC3024771
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CLAUSE	NAME	PAGE
1.	DEFINITIONS AND INTERPRETATION	1

	1.1 Definitions	1

	1.2 Interpretation	2

2.	ACCESSION OF NEW BORROWER	2

	2.1 Accession to Facility Agreement	2

	2.2 Consent of existing parties	3

3.	AMENDMENT TO FACILITY AGREEMENT	3

4.	RETIREMENT	3

5.	CONDITIONS PRECEDENT	4

6.	REPRESENTATIONS AND WARRANTIES	4

	6.1 Representations and warranties	4

	6.2 Reliance on representations and warranties	4

7.	CONSENT AND CONFIRMATION	5

	7.1 Consent	5

	7.2 Confirmation	5

8.	STAMP DUTY AND EXPENSES	5

9.	GOVERNING LAW	5

10.	COUNTERPARTS	5

11.	EXECUTION	5

	11.1 One execution per party	5

	11.2 Order of execution of documents	5

12.	FORM OF AGREEMENT	6

SCHEDULE 1 - BORROWERS		1

SCHEDULE 2 - MEMBERS		3

SCHEDULE 3 – NEW BORROWERS		6

SCHEDULE 4 - GUARANTORS		7

SCHEDULE 5		11

SCHEDULE 6 - AMENDMENTS TO THE FACILITY AGREEMENT		14

SCHEDULE 7 - RETIRING BORROWER		15

SCHEDULE 8 - RETIRING GUARANTOR		16
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(continued)
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-ii-

TENTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 22 April 2008

PARTIES

Borrower	The companies named in schedule 1

Member	The companies named in schedule 2

Guarantor	The companies named in schedule 4

Bank	Commonwealth Bank of Australia ABN 48 123 123 124
Level 15
52 Martin Place
Sydney NSW
RECITALS
A.	The parties have agreed to amend the Facility Agreement (as defined below) as set out in this agreement and for the New Borrower to accede to the Facility Agreement.

B.	The Borrowers, the Members and the Guarantors have each agreed to consent to the amendment of the Facility Agreement in the manner set out in this agreement in part as acknowledgement of their joint and several obligation to guarantee an increase in secured moneys.
AGREEMENTS
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Facility Agreement apply in this agreement, unless defined below:

Effective Date	-	the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 4 have been complied with to the satisfaction of the Bank;

Existing Borrower	-	the Borrower with the exception of the New Borrower;
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Facility Agreement	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by the documents listed in part 1 of schedule 5 (with the exception of this agreement);

Group Guarantee	-	the deed of that name dated 21 March 1996 between the Guarantors and the Bank;

Guarantors	-	the companies named in schedule 4;

Members	-	the companies named in schedule 2;

Negative Pledge Agreement	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in part 2 of schedule 5;

New Borrower	-	each of the companies named in schedule 3;

Relevant Companies	-	the Borrower and the Members;

Retiring Borrower	-	the company named in schedule 7;

Retiring Guarantor	-	the company named in schedule 8;

Sims	-	Sims Group Limited ABN 37 008 634 526;

Sims UK Holdings	-	Sims Group UK Holdings Limited, a company incorporated in the United Kingdom; and

Sims USA	-	Sims Group USA Corporation, a company incorporated in Delaware, United States of America.
1.2	Interpretation

Clause 1.2 of the Facility Agreement applies to this agreement as if it were set out in full here.

2.	ACCESSION OF NEW BORROWER

2.1	Accession to Facility Agreement

Subject to clause 5, with effect on and from the Effective Date, the New Borrower.
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(a)	will be taken to be a Borrower for the purposes of the Facility Agreement as if named as a party to the Facility Agreement in the capacity of Borrower; and

(b)	agrees to comply with the Facility Agreement and all the terms and conditions of the Facility Agreement will bind the New Borrower accordingly.
2.2	Consent of existing parties

The Existing Borrower, the Member and the Guarantor consent to the accession of the New Borrower to the Facility Agreement on the terms of this agreement.

3.	AMENDMENT TO FACILITY AGREEMENT

3.1	Amendments

Subject to clause 5, with effect on and from the Effective Date, the Facility Agreement is amended as shown in schedule 6.

3.2	Preservation of Facility Agreement

Except to the extent amended by this agreement, the Facility Agreement continues in effect and is confirmed.

3.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Facility Agreement arising prior to the Effective Date are confirmed and unaffected.

4.	RETIREMENT

4.1	Retirement from Facility Agreement

Subject to clause 5, with effect on and from the Effective Date:
(a)	the Retiring Borrower shall cease to be a Borrower under, and a party to, the Facility Agreement

(b)	the Bank releases the Retiring Borrower from any obligations which may arise on or after the date of this agreement but without prejudice to any obligations which may have accrued before then;

(c)	the Borrower, Member and Guarantor consent to the retirement of the Retiring Borrower on the terms of this deed.
4.2	Retirement from Group Guarantee

The parties acknowledge and agree that with effect from the Effective Date:
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(a)	the Retiring Guarantor is no longer party to, or a Guarantor under, the Group Guarantee;

(b)	the Bank releases the Retiring Guarantor from any obligations under the Group Guarantee; and

(c)	the Guarantor consents to the retirement of the Retiring Guarantor on the terms of this deed.
5.	CONDITIONS PRECEDENT

The amendment to the Facility Agreement will not take effect until the Bank notifies Sims in writing that it has received all of the following in form and substance satisfactory to it:
(a)	this agreement;

(b)	a Certificate signed by two directors or officers of the New Borrower confirming that upon execution of this agreement, the representations and warranties referred to in clause 6.1 of this agreement are correct in relation to that New Borrower;

(c)	a Verification Certificate substantially in the form of schedule 5 to the Facility Agreement executed by two directors or officers of the New Borrower;

(d)	a legal opinion, in form and substance satisfactory to the Bank, confirming that upon execution by the New Borrower of this agreement, it will create valid, binding and enforceable obligations of that New Borrower;

(e)	the Fifth Group Guarantee Accession Deed;

(f)	the Eighth Amending Deed and Accession Deed (Negative Pledge Agreement); and

(g)	such other documents as the Bank may reasonably require.
6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

Each Relevant Company makes the representations and warranties for the benefit of the Bank that are set out in clause 5.1 of the Negative Pledge Agreement. They are made as at the Effective Date.

6.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into this agreement in reliance on the representations and warranties in this clause 6.
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7.	CONSENT AND CONFIRMATION

7.1	Consent

Each Member and each Guarantor consents to the amendment to the Facility Agreement.

7.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.

8.	STAMP DUTY AND EXPENSES

Clause 12 of the Facility Agreement applies to this agreement as if it were set out in full here.

9.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

10.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

11.	EXECUTION

11.1	One execution per party

Any party executing this deed executes it in all capacities in which that party is described in this deed (including schedules 1, 2 and 4).

11.2	Order of execution of documents

The parties acknowledge that, in addition to this agreement, some of the parties will be executing:
(a)	a document described as the “Fifth Group Guarantee Accession Deed”; and

(b)	a document described as the “Eighth Amending Deed and Accession Deed (Negative Pledge Agreement)”;
at or around the same time as they execute this agreement. The parties agree that, despite any actual order in which the documents are executed, the order in which the parties will treat the documents as having been executed is:
(i)	firstly, the Fifth Group Guarantee Accession Deed;
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(ii)	secondly, the Eighth Amending Deed and Accession Deed (Negative Pledge Agreement); and

(iii)	thirdly, this agreement.
Each party covenants with each other party that it will not raise any argument that the order of execution of documents is other than as set out in this clause.

12.	FORM OF AGREEMENT

The parties agree that, despite any differences between this agreement and the form of Borrower Accession Agreement in Schedule 4 of the Facility Agreement, this agreement is to be treated by the parties as satisfying the conditions in clause 17 (“Addition of New Borrowers”) of the Facility Agreement, and each party covenants with each other party not to impugn or seek to impugn this agreement on the grounds that it does not comply with clause 17 of the Facility Agreement or is not substantially in the form of Schedule 4 of the Facility Agreement.
EXECUTED as an agreement.
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SCHEDULE 1 — BORROWERS

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT

Sims Group Limited	ABN 114 383 630	VIC

Sims Group UK Limited		UK

Sims Group UK Holdings Limited		UK

Mirec BV	Company Number 1707 3024	Holland

Sims Group USA Corporation		Delaware

Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Metal Management, Inc.		Delaware

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware
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COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois

Metal Management Mississippi, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management West, Inc.		Colorado

Proler Southwest LP		Texas

Metal Dynamics Detroit LLC		Delaware
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SCHEDULE 2 — MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Sims Group Limited

Sims Group Limited	ACN 114 838 630	VIC	Sims Co Limited

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Mirec BV	company number 1707 3024	Holland

Sims Recycling Solutions AB		Sweden

Simsmetal Industries Limited		New Zealand

Sims M+R GmbH		Germany

Sims Group German Holdings GmbH		Germany

Sims Asia Holdings Limited		Hong Kong

Sims Group Recycling Solutions Canada Ltd		Canada

Sims Group Canada Holdings Limited		Canada

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation
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	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

SHN Co., LLC		Delaware

HNE Recycling LLC		Delaware

HNW Recycling LLC		Delaware

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Sims Recycling Solutions, Inc.		Illinois

Sims Group Recycling Solutions USA Corporation		Delaware

United Refining & Smelting Co.		Illinois

Metal Management, Inc.		Delaware

CIM Trucking, Inc.		Illinois

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware

Metal Management Indiana, Inc.		Illinois

Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois
[*] Confidential Treatment Requested

5

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management Mississippi, Inc.		Delaware

Metal Management New Haven, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management Pittsburgh, Inc.		Delaware

Metal Management Proler Southwest, Inc.		Delaware

Metal Management S&A Holdings, Inc.		Delaware

Metal Management West Coast Holdings, Inc.		Delaware

Metal Management West, Inc.		Colorado

MM Metal Dynamics Holdings, Inc.		Delaware

Naporano Iron & Metal, Inc.		Delaware

New York Recycling Ventures, Inc.		Delaware

Proler Southwest GP, Inc.		Delaware

Proler Southwest LP		Texas

Reserve Iron & Metal Limited Partnership		Delaware

Metal Dynamics LLC		Delaware

Metal Dynamics Detroit LLC		Delaware

Metal Dynamics Indianapolis LLC		Delaware

Sims Municipal Recycling of New York LLC
[*] Confidential Treatment Requested

6

SCHEDULE 3 – NEW BORROWERS

COMPANY NAME	COMPANY NUMBER	PLACE OF INCORPORATION
Metal Management, Inc.		Delaware

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware

Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois

Metal Management Mississippi, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management West, Inc.		Colorado

Proler Southwest LP		Texas

Metal Dynamics Detroit LLC		Delaware
[*] Confidential Treatment Requested

7

SCHEDULE 4 — GUARANTORS

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Simsmetal Limited

Sims Group Limited	ACN 114 838 630	VIC	Sims Co Limited

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Mirec BV	company number 1707 3024	Holland

Sims Recycling Solutions AB		Sweden

Simsmetal Industries Limited		New Zealand

Sims M+R GmbH		Germany

Sims Group German Holdings GmbH		Germany

Sims Asia Holdings Limited		Hong Kong

Sims Group Recycling Solutions Canada Ltd		Canada

Sims Group Canada Holdings Limited		Canada
[*] Confidential Treatment Requested

8

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

SHN Co., LLC		Delaware	Hugo Neu Co., LLC

HNE Recycling LLC		Delaware

HNW Recycling LLC		Delaware

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Sims Recycling Solutions, Inc.		Illinois

Sims Group Recycling Solutions USA Corporation		Delaware

United Refining & Smelting Co.		Illinois

Metal Management, Inc.		Delaware

CIM Trucking, Inc.		Illinois

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware

Metal Management Indiana, Inc.		Illinois
[*] Confidential Treatment Requested

9

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois

Metal Management Mississippi, Inc.		Delaware

Metal Management New Haven, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management Pittsburgh, Inc.		Delaware

Metal Management Proler Southwest, Inc.		Delaware

Metal Management S&A Holdings, Inc.		Delaware

Metal Management West Coast Holdings, Inc.		Delaware

Metal Management West, Inc.		Colorado

MM Metal Dynamics Holdings, Inc.		Delaware

Naporano Iron & Metal, Inc.		Delaware

New York Recycling Ventures, Inc.		Delaware

Proler Southwest GP, Inc.		Delaware

Proler Southwest LP		Texas

Reserve Iron & Metal Limited Partnership		Delaware

Metal Dynamics LLC		Delaware

Metal Dynamics Detroit LLC		Delaware
[*] Confidential Treatment Requested

10

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Dynamics Indianapolis LLC		Delaware

Sims Municipal Recycling of New York LLC
[*] Confidential Treatment Requested

11

SCHEDULE 5
(PART 1)
(Documents amending the original Facility Agreement of 29 October 1991)
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;

(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(e)	the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(f)	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(g)	the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 3 November 2000 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(h)	the agreement named “Seventh Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 24 March 2003 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(i)	letter dated 10 January 2005 from the Bank;

(j)	the agreement named “Eighth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 31 October 2005 between the Borrower, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;

(k)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;

(l)	the agreement named “Ninth Amending Agreement (Multi Option Facility Agreement)” dated 5 March 2008 between the companies named in schedule 1 to that agreement, the
[*] Confidential Treatment Requested

12

companies named in schedule 2 to that agreement, the companies named in schedule 3 to that agreement and the Bank;

(m)	the agreement named “Tenth Amending Agreement (Multi Option Facility Agreement) dated on or about the date of this Agreement (ie. this document).
(PART 2)
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;

(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;

(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 31 October 2005 between Sims, Sims Co Limited and the other companies named in schedule 1 to that deed as members and the Bank;

(i)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;

(j)	the deed named “Seventh Amending Deed (Negative Pledge Agreement)” dated 5 March 2008 between the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank; and
[*] Confidential Treatment Requested

13

(k)	the deed named “Eighth Amending Deed (Negative Pledge Agreement)” dated on or around the date of this Deed.
[*] Confidential Treatment Requested

14

SCHEDULE 6 — AMENDMENTS TO THE FACILITY AGREEMENT
Guarantors and Debtors
Substitute Schedule 2 with a new Schedule 2 headed “Guarantors and Debtors” but otherwise in identical form to Schedule 4 of this Deed.
[*] Confidential Treatment Requested

15

SCHEDULE 7 — RETIRING BORROWER

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Sims Aluminium Pty Limited	ABN 93 004 370 905	NSW
[*] Confidential Treatment Requested

16

SCHEDULE 8 — RETIRING GUARANTOR

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Sims Aluminium Pty Limited	ABN 93 004 370 905	NSW

Sims Tyrecycle Pty Limited		VIC

Sims Tyrecycle Properties Pty Limited		VIC

[*] Confidential Treatment Requested

 17
EXECUTION

AUSTRALIAN ENTITIES

EXECUTED for and on behalf of SIMS	)
GROUP AUSTRALIA HOLDINGS LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS GROUP LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

18

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS MANUFACTURING PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

19

EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

UK ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP UK LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMS GROUP UK	)
HOLDINGS LIMITED acting by:	)
)
)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

20

EXECUTED for and behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

UK ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP UK LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMS GROUP	)
UK HOLDINGS LIMITED acting by:	)
)
)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

21

DUTCH ENTITY

EXECUTED for and on behalf of	)
MIREC BV	)
by its officer:	)

Signature of officer

Name of officer (please print)

SWEDISH ENTITY

EXECUTED for and on behalf of	)
SIMS RECYCLING SOLUTIONS AB	)
by its officer:	)

Signature of officer

Name of officer (please print)

NZ ENTITY

EXECUTED for and on behalf of	)
SIMSMETAL INDUSTRIES LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

22

DUTCH ENTITY

EXECUTED for and on behalf of	)
MIREC BV	)
by its officer:	)

Signature of officer

Name of officer (please print)

SWEDISH ENTITY

EXECUTED for and on behalf of	)
SIMS RECYCLING SOLUTIONS AB	)
by its officer:	)

Signature of officer

Name of officer (please print)

NZ ENTITY

EXECUTED for and on behalf of	)
SIMSMETAL INDUSTRIES LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director
[*] Confidential Treatment Requested

23

Name of director (print)		Name of director (print)

DUTCH ENTITY

EXECUTED for and on behalf of	)
MIREC BV	)
by its officer:	)

Signature of officer

Name of officer (please print)

SWEDISH ENTITY

EXECUTED for and on behalf of	)
SIMS RECYCLING SOLUTIONS AB	)
by its officer:	)

Signature of officer

Name of officer (please print)

NZ ENTITY

EXECUTED for and on behalf of	)
SIMSMETAL INDUSTRIES LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director
[*] Confidential Treatment Requested

24

Name of director (print)		Name of director (print)

GERMAN ENTITIES

EXECUTED for and on behalf of	)
SIMS M+R GMBH	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMS GROUP GERMAN HOLDINGS GMBH	)
by its officer:	)

Signature of officer

Name of officer (please print)

HONG KONG ENTITY

EXECUTED for and on behalf of	)
SIMS ASIA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

25

GERMAN ENTITIES

EXECUTED for and on behalf of	)
SIMS M+R GMBH	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMS GROUP GERMAN HOLDINGS GMBH	)
by its officer:	)

Signature of officer

Name of officer (please print)

HONG KONG ENTITY

EXECUTED for and on behalf of	)
SIMS ASIA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

26

CANADIAN ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP RECYCLING SOLUTIONS	)
CANADA LTD	)
by its officer:

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMS GROUP CANADA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)

US ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP USA CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

27

CANADIAN ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP RECYCLING SOLUTIONS	)
CANADA LTD	)
by its officer:

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMS GROUP CANADA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)

US ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP USA CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

28

EXECUTED by	)
SIMS GROUP GLOBAL TRADE	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NORTH CAROLINA RESOURCE	)
CONSERVATION, LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP USA HOLDINGS CORPORATION	) )
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

29

EXECUTED by	)
SHN CO., LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
HNE RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
HNW RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

30

EXECUTED by	)
SCHIABO LAROVO CORPORATION	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMSMETAL EAST LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMSMETAL WEST LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

31

EXECUTED by	)
SIMS RECYCLING SOLUTIONS, INC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP RECYCLING SOLUTIONS USA	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
UNITED REFINING & SMELTING CO.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

32

EXECUTED by	)
METAL MANAGEMENT, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
CIM TRUCKING, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

33

EXECUTED by	)
METAL MANAGEMENT ALABAMA, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT ARIZONA, L.L.C.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT CONNECTICUT, INC.	) )
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

34

EXECUTED by	)
METAL MANAGEMENT INDIANA, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT MEMPHIS, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT MIDWEST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

35

EXECUTED by	)
METAL MANAGEMENT MISSISSIPPI, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT NEW HAVEN, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT NORTHEAST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

36

EXECUTED by	)
METAL MANAGEMENT OHIO, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT PITTSBURGH, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT PROLER	)
SOUTHWEST, INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

37

EXECUTED by	)
METAL MANAGEMENT S&A HOLDINGS,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT WEST COAST	)
HOLDINGS, INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT WEST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

38

EXECUTED by	)
MM METAL DYNAMICS HOLDINGS, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NAPORANO IRON & METAL, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NEW YORK RECYCLING VENTURES, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

39

EXECUTED by	)
PROLER SOUTHWEST GP, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
PROLER SOUTHWEST LP	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
RESERVE IRON & METAL LIMITED	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

40

EXECUTED by	)
METAL DYNAMICS LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL DYNAMICS DETROIT LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL DYNAMICS INDIANAPOLIS LLC	)
by its member: METAL DYNAMICS LLC	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

41

EXECUTED by	)
SIMS MUNICIPAL RECYCLING OF NEW	)
YORK LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

BANK

SIGNED	)
for and on behalf of	)
COMMONWEALTH BANK OF AUSTRALIA	)
by its attorney under	)
power of attorney dated who	)
declares that he is of	)
Commonwealth Bank of Australia the presence of:	) )	Attorney
)

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

42

EXECUTED by	)
SIMS MUNICIPAL RECYCLING OF NEW	)
YORK LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

BANK

SIGNED	)
for and on behalf of	)
COMMONWEALTH BANK OF AUSTRALIA	)
by its attorney under	)
power of attorney dated who	)
declares that he is of	)
Commonwealth Bank of Australia the presence of:	) ) )	Attorney

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 1ST SEPTEMBER 2008
THE COMPANIES NAMED IN SCHEDULES 1, 2 & 3
AND
COMMONWEALTH BANK OF AUSTRALIA
ELEVENTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
DAVID COHEN
Group General Counsel
Commonwealth Bank Group
Level 9
Bank House
309 George Street
SYDNEY NSW 1155
Tel. (02) 9378 2263
Fax. (02) 9378 2211
DX 1440 SYDNEY
Ref: CAT 3024771
[*] Confidential Treatment Requested

[*] Confidential Treatment Requested

-i-

(continued)
[*] Confidential Treatment Requested

-ii-

ELEVENTH AMENDING AGREEMENT
(MULTI OPTION FACILITY AGREEMENT)
THIS AGREEMENT is made on 1st September 2008

PARTIES

Borrower	The companies named in schedule 1

Member	The companies named in schedule 2

Guarantor	The companies named in schedule 3

Bank	Commonwealth Bank of Australia ABN 48 123 123 124
Level 15
52 Martin Place
Sydney NSW
RECITALS
A.	The parties have agreed to amend the Facility Agreement (as defined below) as set out in this agreement and for the New Borrower to accede to the Facility Agreement.
B.	The Borrowers, the Members and the Guarantors have each agreed to consent to the amendment of the Facility Agreement in the manner set out in this agreement in part as acknowledgement of their joint and several obligation to guarantee an increase in secured moneys.
AGREEMENTS
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Facility Agreement apply in this agreement, unless defined below:

Effective Date	-	the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 4 have been complied with to the satisfaction of the Bank;

Existing Accommodation	-	All Accommodation provided or available to the Borrower from the Bank under the Facility Agreement prior to this agreement;
[*] Confidential Treatment Requested

 2

Facility Agreement	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by the documents listed in part 1 of schedule 4 (with the exception of this agreement);

Group Guarantee	-	the deed of that name dated 21 March 1996 between the Guarantors and the Bank;

Guarantors	-	the companies named in schedule 3;

Members	-	the companies named in schedule 2;

Negative Pledge Agreement	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in part 2 of schedule 4;

New Money	-	the additional Accommodation of AUD50,000,000 made available to the Borrower pursuant to this Agreement;

New Money Separation Period	-	the period from the Effective Date until:
(a)	if, following the first Annual Review of the Facility Agreement following the Effective Date, the Bank elects to extend the Availability Period pursuant to the Facility Agreement, the date on which the Bank gives notice to the Borrower that the Availability Period has been extended; or

(b)	if, following the first Annual Review of the Facility Agreement following the Effective Date, the Bank elects not to extend the Availability Period pursuant to the Facility Agreement, the end of the Availability Period;

Relevant Companies	-	the Borrower and the Members;

Sims	-	Sims Group Limited ABN 69 114 838 630; of Sir Joseph Banks Corporate Park, Suite 3, Level 2, 32-34 Lord Street, Botany NSW 2019
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Sims Finance	-	Simsmetal Finance Limited ABN 90 052 931 218;

Sims UK Holdings	-	Sims Group UK Holdings Limited, a company incorporated in the United Kingdom; and

Sims USA	-	Sims Group USA Corporation, a company incorporated in Delaware, United States of America.
1.2	Interpretation

Clause 1.2 (Interpretation) of the Facility Agreement applies to this agreement as if it were set out in full here.

2.	AMENDMENT TO FACILITY AGREEMENT

2.1	Amendments

Subject to clause 3, with effect on and from the Effective Date, the Facility Agreement is amended as shown in schedule 5.

2.2	Preservation of Facility Agreement

Except to the extent amended by this agreement, the Facility Agreement continues in effect and is confirmed.

2.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Facility Agreement arising prior to the Effective Date are confirmed and unaffected.

2.4	New Money Separation Period
(a)	The parties agree that, despite any term to the contrary in the Facility Agreement, for the New Money Separation Period, the Borrower will be liable to pay the Bank the following fees and/or interest in relation to the New Money:
(i)	a [*] per annum in relation to any Accommodation provided from the New Money; and

(ii)	a Commitment Fee of [*] per annum (being [*] of the Margin) calculated on the amount of the New Money, payable quarterly in arrears and at the end of the New Money Separation Period (subject to (b) below).
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(b)	This clause (b) is designed to operationally streamline payments in relation to the New Money, bearing in mind that the Margin and fees in relation to the New Money are higher than those charged on the Existing Accommodation.

The parties agree that, on and from the Effective Date, the Borrower will pay fees and Margin in relation to the New Money to the Bank as if the New Money were subject to the same fees and Margin as the Existing Accommodation. At the end of the New Money Separation Period, the Bank will invoice the Borrower for the difference between the fees and Margin already paid by the Borrower in relation to the New Money and the amount the Borrower is liable to pay in relation to the New Money pursuant to clause 2.4(a) above. The Borrower must immediately pay the invoiced amount to the Bank and the parties agree that such amount will be an amount due and payable by the Borrower to the Bank under the Facility Agreement.
3.	CONDITIONS PRECEDENT

The amendment to the Facility Agreement will not take effect until the Bank notifies Sims in writing that it has received all of the following in form and substance satisfactory to it:
(a)	this agreement; and

(b)	such other documents as the Bank may reasonably require.
4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and warranties

Each Relevant Company makes the representations and warranties for the benefit of the Bank that are set out in clause 5.1 of the Negative Pledge Agreement. They are made as at the Effective Date.
4.2	Reliance on representations and warranties

Each Relevant Company acknowledges that the Bank has entered into this agreement in reliance on the representations and warranties in this clause 4.
5.	CONSENT AND CONFIRMATION

5.1	Consent

Each Member and each Guarantor consents to the amendment to the Facility Agreement.

5.2	Confirmation

Each Relevant Company confirms and ratifies its continuing liability to the Bank upon the terms of and pursuant to the Group Guarantee and the Negative Pledge Agreement.
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6.	STAMP DUTY AND EXPENSES

Clause 12 of the Facility Agreement applies to this agreement as if it were set out in full here.

7.	GOVERNING LAW

This agreement is governed by and construed in accordance with the laws of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

8.	COUNTERPARTS

This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

9.	EXECUTION

Any party executing this deed executes it in all capacities in which that party is described in this deed (including schedules 1, 2 and 3).

10.	NOMINATION OF SIMS TO RECEIVE PROCESS AND NOTICES UNDER FACILITY AGREEMENT, NEGATIVE PLEDGE AND GROUP GUARANTEE
(a)	The parties record that, due to the companies with Australian Business Numbers 69 114 838 630 and 37 008 634 526 each being named “Sims Group Limited” at various times, past amendments to the Facility Agreement, Negative Pledge Agreement and Group Guarantee have in the past appointed either the company with Sims Group Limited ABN 69 114 838 630 or Sims Group Australia Holdings Limited ABN 37 008 634 526 as the agent of Borrowers, Members or Guarantors to be served with notices or process.

(b)	The parties acknowledge and agree that this clause 10 prevails over any inconsistent provision in the Facility Agreement, Negative Pledge Agreement or Group Guarantee. Where any inconsistent provision concerning nomination of an address for the service of process is expressed as being “irrevocable”, the Bank consents to the revocation of such nomination for the purposes of this clause 10.

(c)	On and from the Effective Date, for the purposes of the Facility Agreement, the Negative Pledge Agreement and the Group Guarantee, each Borrower, Member and Guarantor appoints Sims to receive notices on its behalf at the address referred to in clause 1.1.

(d)	On and from the Effective Date, for the purposes of the Facility Agreement, the Negative Pledge Agreement and the Group Guarantee, each Borrower, Member and Guarantor which is not incorporated in Australia (or, where it is a partnership, is not a general partnership constituted under the laws of Australia) irrevocably nominates Sims at its last known principal place of business in New South Wales,
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Australia as its agent to receive service of process in legal action or proceedings arising in the courts of New South Wales. If Sims ceases to have an office in New South Wales, each Borrower, Member or Guarantor must ensure that there will at all times be another person in New South Wales acceptable to the Bank to receive process on the Borrower’s, Member’s or Guarantor’s behalf.
EXECUTED as an agreement.
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SCHEDULE 1 — BORROWERS

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT

Sims Group Limited	ABN 69 114 838 630	VIC

Sims Group UK Limited		UK

Sims Group UK Holdings Limited		UK

Mirec BV	Company Number 1707 3024	Holland

Sims Group USA Corporation		Delaware

Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Metal Management, Inc.		Delaware

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware
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COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois

Metal Management Mississippi, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management West, Inc.		Colorado

Proler Southwest LP		Texas

Metal Dynamics Detroit LLC		Delaware
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SCHEDULE 2 — MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Sims Group Limited

Sims Group Limited	ABN 69 114 838 630	VIC	Sims Co Limited

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Mirec BV	company number 1707 3024	Holland

Sims Recycling Solutions AB		Sweden

Simsmetal Industries Limited		New Zealand

Sims M+R GmbH		Germany

Sims Group German Holdings GmbH		Germany

Sims Asia Holdings Limited		Hong Kong

Sims Group Recycling Solutions Canada Ltd		Canada

Sims Group Canada Holdings Limited		Canada

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation
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	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

SHN Co., LLC		Delaware

HNE Recycling LLC		Delaware

HNW Recycling LLC		Delaware

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Sims Recycling Solutions, Inc.		Illinois

Sims Group Recycling Solutions USA Corporation		Delaware

United Refining & Smelting Co.		Illinois

Metal Management, Inc.		Delaware

CIM Trucking, Inc.		Illinois

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware

Metal Management Indiana, Inc.		Illinois

Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois
[*] Confidential Treatment Requested

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	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management Mississippi, Inc.		Delaware

Metal Management New Haven, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management Pittsburgh, Inc.		Delaware

Metal Management Proler Southwest, Inc.		Delaware

Metal Management S&A Holdings, Inc.		Delaware

Metal Management West Coast Holdings, Inc.		Delaware

Metal Management West, Inc.		Colorado

MM Metal Dynamics Holdings, Inc.		Delaware

Naporano Iron & Metal, Inc.		Delaware

New York Recycling Ventures, Inc.		Delaware

Proler Southwest GP, Inc.		Delaware

Proler Southwest LP		Texas

Reserve Iron & Metal Limited Partnership		Delaware

Metal Dynamics LLC		Delaware

Metal Dynamics Detroit LLC		Delaware

Metal Dynamics Indianapolis LLC		Delaware

Sims Municipal Recycling of New York LLC
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SCHEDULE 3 — GUARANTORS

COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Simsmetal Limited

Sims Group Limited	ABN 69 114 838 630	VIC	Sims Co Limited

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Mirec BV	company number 1707 3024	Holland

Sims Recycling Solutions AB		Sweden

Simsmetal Industries Limited		New Zealand

Sims M+R GmbH		Germany

Sims Group German Holdings GmbH		Germany

Sims Asia Holdings Limited		Hong Kong

Sims Group Recycling Solutions Canada Ltd		Canada

Sims Group Canada Holdings Limited		Canada
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COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation

North Carolina Resource Conservation, LLC		North Carolina

Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation

SHN Co., LLC		Delaware	Hugo Neu Co., LLC

HNE Recycling LLC		Delaware

HNW Recycling LLC		Delaware

Schiabo Larovo Corporation		Delaware

Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC

Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC

Sims Recycling Solutions, Inc.		Illinois

Sims Group Recycling Solutions USA Corporation		Delaware

United Refining & Smelting Co.		Illinois

Metal Management, Inc.		Delaware

CIM Trucking, Inc.		Illinois

Metal Management Alabama, Inc.		Delaware

Metal Management Arizona, L.L.C.		Arizona

Metal Management Connecticut, Inc.		Delaware

Metal Management Indiana, Inc.		Illinois
[*] Confidential Treatment Requested

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COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management Memphis, L.L.C.		Tennessee

Metal Management Midwest, Inc.		Illinois

Metal Management Mississippi, Inc.		Delaware

Metal Management New Haven, Inc.		Delaware

Metal Management Northeast, Inc.		New Jersey

Metal Management Ohio, Inc.		Ohio

Metal Management Pittsburgh, Inc.		Delaware

Metal Management Proler Southwest, Inc.		Delaware

Metal Management S&A Holdings, Inc.		Delaware

Metal Management West Coast Holdings, Inc.		Delaware

Metal Management West, Inc.		Colorado

MM Metal Dynamics Holdings, Inc.		Delaware

Naporano Iron & Metal, Inc.		Delaware

New York Recycling Ventures, Inc.		Delaware

Proler Southwest GP, Inc.		Delaware

Proler Southwest LP		Texas

Reserve Iron & Metal Limited Partnership		Delaware

Metal Dynamics LLC		Delaware
[*] Confidential Treatment Requested

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COMPANY	BUSINESS/COMPANY	PLACE OF
NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Dynamics Detroit LLC		Delaware

Metal Dynamics Indianapolis LLC		Delaware

Sims Municipal Recycling of New York LLC
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SCHEDULE 4
(PART 1)
(Documents amending the original Facility Agreement of 29 October 1991)
(a)	letters dated 4 February, 10 June and 29 July 1993 from the Bank;
(b)	the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;
(c)	the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK Holdings and the Bank;
(d)	the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;
(e)	the agreement named “Fourth Amending Agreement” dated 21 September 1998 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;
(f)	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;
(g)	the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 3 November 2000 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;
(h)	the agreement named “Seventh Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 24 March 2003 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;
(i)	letter dated 10 January 2005 from the Bank;
(j)	the agreement named “Eighth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 31 October 2005 between the Borrower, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;
(k)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;
(l)	the agreement named “Ninth Amending Agreement (Multi Option Facility Agreement)” dated 5 March 2008 between the companies named in schedule 1 to that agreement, the
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companies named in schedule 2 to that agreement, the companies named in schedule 3 to that agreement and the Bank;

(m)	the agreement named “Tenth Amending Agreement (Multi Option Facility Agreement)” dated 22 April 2008; and

(n)	the agreement named “Eleventh Amending Agreement (Multi Option Facility Agreement)” dated on or about the date of this Agreement (ie. this document)
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(PART 2)
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;
(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;
(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;
(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;
(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;
(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;
(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 31 October 2005 between Sims, Sims Co Limited and the other companies named in schedule 1 to that deed as members and the Bank;
(i)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;
(j)	the deed named “Seventh Amending Deed (Negative Pledge Agreement)” dated 5 March 2008 between the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank; and
(k)	the deed named “Eighth Amending Deed (Negative Pledge Agreement)” dated 22 April 2008.
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SCHEDULE 5 — AMENDMENTS TO THE FACILITY AGREEMENT
Accommodation limit
In schedule 1, part 1, Accommodation Limit, substitute “AUD400,000,000” with “AUD450,000,000”.
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EXECUTION
AUSTRALIAN ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP AUSTRALIA HOLDINGS	)
LIMITED	)
by authority of the directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS GROUP LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS MANUFACTURING PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

UK ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP UK LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED by SIMS GROUP UK	)
HOLDINGS LIMITED acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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DUTCH ENTITY

EXECUTED for and on behalf of	)
MIREC BV	)
by its officer:	)

Signature of officer

Name of officer (please print)

SWEDISH ENTITY

EXECUTED for and on behalf of	)
SIMS RECYCLING SOLUTIONS AB	)
by its officer:	)

Signature of officer

Name of officer (please print)

NZ ENTITY

EXECUTED for and on behalf of	)
SIMSMETAL INDUSTRIES LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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GERMAN ENTITIES

EXECUTED for and on behalf of	)
SIMS M+R GMBH	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMS GROUP GERMAN HOLDINGS GMBH	)
by its officer:	)

Signature of officer

Name of officer (please print)

HONG KONG ENTITY

EXECUTED for and on behalf of	)
SIMS ASIA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)
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CANADIAN ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP RECYCLING SOLUTIONS	)
CANADA LTD by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMS GROUP CANADA HOLDINGS	)
LIMITED by its officer:	)

Signature of officer

Name of officer (please print)

US ENTITIES

EXECUTED for and on behalf of	)
SIMS GROUP USA CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SIMS GROUP GLOBAL TRADE	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NORTH CAROLINA RESOURCE	)
CONSERVATION, LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP USA HOLDINGS	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SHN CO., LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
HNE RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
HNW RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SCHIABO LAROVO CORPORATION	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMSMETAL EAST LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMSMETAL WEST LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
SIMS RECYCLING SOLUTIONS, INC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP RECYCLING SOLUTIONS USA	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
UNITED REFINING & SMELTING CO.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

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EXECUTED by	)
METAL MANAGEMENT, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
CIM TRUCKING, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

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EXECUTED by	)
METAL MANAGEMENT ALABAMA, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT ARIZONA, L.L.C.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT CONNECTICUT, INC.	) )
by its officer:	)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
METAL MANAGEMENT INDIANA, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT MEMPHIS, L.L.C.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT MIDWEST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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EXECUTED by	)
METAL MANAGEMENT MISSISSIPPI,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT NEW HAVEN,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT NORTHEAST,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

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EXECUTED by	)
METAL MANAGEMENT OHIO, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT PITTSBURGH,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT PROLER	)
SOUTHWEST, INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

35

EXECUTED by	)
METAL MANAGEMENT S&A HOLDINGS,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT WEST COAST	)
HOLDINGS, INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT WEST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

36

EXECUTED by	)
MM METAL DYNAMICS HOLDINGS, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NAPORANO IRON & METAL, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NEW YORK RECYCLING VENTURES,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

37

EXECUTED by	)
PROLER SOUTHWEST GP, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
PROLER SOUTHWEST LP	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
RESERVE IRON & METAL LIMITED	)
PARTNERSHIP	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

38

EXECUTED by	)
METAL DYNAMICS LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL DYNAMICS DETROIT LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL DYNAMICS INDIANAPOLIS LLC	)
by its member: METAL DYNAMICS LLC	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

39

EXECUTED by	)
SIMS MUNICIPAL RECYCLING OF NEW	)
YORK LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

BANK

SIGNED	)
for and on behalf of	)
COMMONWEALTH BANK OF	)
AUSTRALIA by	)
its attorney under	)
power of attorney dated	)
who declares that he is	)	Attorney
of Commonwealth Bank of Australia	)
the presence of:	)

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Dated 29 October 1991
COMMONWEALTH BANK OF AUSTRALIA
(A.C.N. 123 123 124)
AND
SIMSMETAL LIMITED
(A.C.N. 008 634 526)
AND
THE COMPANIES NAMED IN SCHEDULE ONE
NEGATIVE PLEDGE
L E TAYLOR
Solicitor
Eleventh Floor
Bank House
309 George Street
SYDNEY NSW 2000
Telephone: 227-4778
(Reference: JDH)
DX 1440 SYDNEY
[*] Confidential Treatment Requested

SCHEDULE ONE
MEMBERS
SCHEDULE TWO
[*] Confidential Treatment Requested

-i-

THIS DEED is made the 29th day of October, 1991
BETWEEN
COMMONWEALTH BANK OF AUSTRALIA (A.C.N. 123 123 124) of 48 Martin Place, Sydney (“the Bank”)
AND
SIMSMETAL LIMITED (A.C.N. 008 634 526) of Level 6, Simsmetal House, 41 McLaren Street, North Sydney (“Sims” and a “Member” of the “Sims Group”)
AND
THE COMPANIES named in Schedule One (each an “Original Member” and a “Member” of the “Sims Group”)
WHEREAS:
A.	The Bank has agreed to provide financial accommodation to the Members of the Sims Group by way of various forms of facilities including foreign currency and trade finance on the terms and subject to the conditions relating to such accommodation including, without limitation, the Facility Agreement.

B.	In consideration of the Bank agreeing to provide such accommodation the Members have agreed to enter into this Deed.
NOW IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
When used in this Deed the following terms shall have the following meanings unless the context otherwise requires.
“Assets” has the meaning provided in Clause 3(a).
“Associate” has the meaning given to the term “related party” in Approved Accounting Standard AASB 1017: Related Party Disclosures.
“AUD and Australian Dollars” mean the lawful currency for the time being of Australia.
“Auditor” means the auditor or auditors for the time being of Sims.
“Authorisation” includes:
[*] Confidential Treatment Requested

(a)	any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or
(b)	in relation to anything which will be prescribed or restricted in whole or part by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgment, filing, registration or notification, the expiry of such period without such intervention or action.
“Authorised Officer” means:
(a)	in respect of a Member, any person, or any person holding any position, from time to time nominated as an Authorised Officer by the Member by notice to the Bank, such notice to be accompanied by certified copies of the signatures of all new persons so appointed and if no such notice is given, means any person who is an “officer” of the Member within the meaning given in the Corporations Law; and
(b)	in respect of the Bank, any person whose title of office includes the word “Manager” (including any person acting in any such office).
“Bill” means a “Bill of Exchange” as defined in the Bills of Exchange Act 1909 or a bill which may be treated by the holder as a bill of exchange under Section 10 of that Act.
“Business Day” means a day (other than a Saturday or Sunday) on which trading banks are open for business in Sydney.
“Capitalised Rent” in respect of a Finance Lease means, at any time, the aggregate of:
(a)	the greater of :-
(i)	the then present value (determined in a manner and on assumptions accepted by the Auditor) of all unpaid rent or other periodic payments (whether or not accrued) and the residual value to be paid under the Finance Lease; or

(ii)	the then termination value (whatever called) of the Finance Lease (being the amount which would be paid under that Finance Lease if it was terminated as a result of a default by the lessee); and
(b)	any other amount payable under any document associated with a Finance Lease.
“Collateral Security” means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Sims Indebtedness, whether or not it also secures any other Financial Indebtedness.
“Commonwealth Bank Group” includes the Bank, any bank constituted under the Commonwealth Banks Act 1959 and any corporation, all the shares of which are held by one or more of the Bank and/or such banks.
[*] Confidential Treatment Requested

“Contingent Liability” means uncalled capital held by any Member of the Sims Group in any corporation other than another Member of the Sims Group and any other contingent liability under a Guarantee given by any Member of the Sims Group to any person other than a Member of the Sims Group.
“control” has the meaning given to that term in Approved Accounting Standard ASSB 1017: Related Party Disclosures.
“Corporations Law” means the Corporations Law of each Australian jurisdiction in relation to the Members incorporated in an Australian jurisdiction and the equivalent legislation in any relevant jurisdiction for each Member incorporated outside Australia.
“Current Assets” means at any time those of the Total Tangible Assets which are current assets at that time as determined in accordance with accounting principles and practices generally accepted in Australia consistently applied.
“Current Liabilities” means at any time those of the secured and unsecured liabilities and other items falling within the definition of Total Indebtedness at that time which are current liabilities as determined in accordance with accounting principles and practices generally accepted in Australia consistently applied, except that current liabilities shall not include any liability to repay principal, to provide cash cover for maturing Bills, or in relation to any Guarantee, where the relevant financial accommodation was provided under a credit facility (not being an on demand facility) having a term expiring not less than 12 months after the date at which an examination is being made to determine Current Liabilities and where the Financial Indebtedness outstanding under that credit facility has not become due and payable prior to its stated maturity (whether upon default or through the exercise of an optional right of prepayment or termination or otherwise).
“Deed of Warranty” means the Deed of Warranty and Indemnity dated 22 September 1991 between NZFP Resources Limited, Carter Holt Harvey Limited and Sims.
“Director” has the meaning given to that term in Approved Accounting Standard AASB 1017: Related Party Disclosures.
“entity” means a legal, administrative or fiduciary arrangement, organisational structure or other party (including a person) having the capacity to deploy resources in order to achieve objectives.
“Event of Default” means any of the events specified in Clause 7.
“Exchange Rate” means the rate of exchange referred to in Clause 6.1(d)(ii).
“Facility Agreement” means the facility agreement dated on or about the date hereof between Sims Finance, Sims USA Corporation and the Bank.
“Finance Lease” means any lease referred to in paragraph (c) of the definition of Financial Indebtedness where the lessee is a Member of the Sims Group.
[*] Confidential Treatment Requested

“Financial Indebtedness” means any indebtedness, present or future, actual or contingent under or in respect of moneys borrowed or raised or any financial accommodation whatsoever, including (without limiting the generality of the foregoing):
(a)	under or in respect of any Guarantee, Bill, promissory note or any acceptance, endorsement and/or any discounting arrangement;
(b)	par value, premium and dividend (whether or not declared, and whether or not there are sufficient profits or other moneys for payment) of any redeemable share or stock or any share or stock which is the subject of a put option against a Related Party;

(c)	in respect of any Lease:
(i)	where the term of the Lease is not less than 75% of the estimated economic life of the relevant property;

(ii)	where the present value of the payments under the Lease (calculated including any tax benefit to the lessor as rent) at the commencement of the term of the Lease exceeds 90% of the lower of the market value and the purchase price of the property at the commencement of that term;

(iii)	where the lessee has any right or any expectation (whether or not legally binding) of acquiring any interest in the relevant property (other than a possessory interest during the term and any renewal) or the lessee has any right to direct the manner of disposal or to appoint a person to dispose of the property at the expiry of the term of the Lease and any renewal; or

(iv)	which under generally accepted accounting principles applicable to the relevant lessee, would be required to be capitalised on the balance sheet of the lessee;
(d)	the deferred purchase price (for more than ninety days) of any asset or service and any related obligation; or
(e)	in respect of any obligation to deliver goods or services which are paid for in advance by a financier or which are paid for in advance in connection with any financing transaction.
“Fixed Charges” means, for any period, with respect to the Sims Group, the sum of:-
(a)	the aggregate amount of interest paid or accrued in respect of moneys borrowed or raised or in respect of any financial accommodation on a consolidated basis (including without limitation amortisation of original issue discounts on any such moneys or accommodation, commissions, discounts and facility, acceptance, usage and issuance and any other fees and charges with respect to any Guarantee, Bill, promissory note or acceptance or any discounting arrangements);
(b)	all but the principal component of rentals in respect of Capitalised Rent paid, accrued or scheduled to be paid or accrued on a consolidated basis during such period; and
[*] Confidential Treatment Requested

(c)	dividends paid, accrued or scheduled to be paid or accrued on a consolidated basis in respect of shares or stock referred to in paragraph (b) of the definition of Financial Indebtedness during the relevant period.
“General Charge” means the Deed of Charge so titled dated on or about the date hereof between C.T.B. Nominees Limited and the entities listed in Schedule 1 thereof;
“General Guarantee” means the Deed of Guarantee so titled dated on or about the date hereof between C.T.B. Nominees Limited and the entities listed in Schedule 1 thereof and the entities listed in Schedule 2 thereof;
“Governmental Agency” means any government or any governmental, semi-governmental or judicial entity or authority.
“Guarantee” means any guarantee, indemnity, letter of credit or suretyship, or any other obligation (whatever called and of whatever nature):
(a)	to pay, to purchase, to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of Assets, rights or services, or otherwise) for the payment or discharge of;
(b)	to indemnify against the consequences of default in the payment of or compliance with the terms of; or

(c)	otherwise to be responsible for,
any obligation or indebtedness, any dividend, capital or premium on shares or stock, or the insolvency or the financial condition of any other person.
“Guaranteed Share” means any share or stock issued by a Member where the redemption of such share or stock or the payment of capital or dividends on such share or stock is the subject of a Guarantee of a Member or a Guarantee of another person who will have recourse in respect of its liability under that Guarantee directly or indirectly to a Member or its Assets (other than as a shareholder).
“Intangible Assets” means all goodwill, copyright, patents, trade marks and licences, research and development, future income tax benefit, underwriting and formation expenses and other items of a like nature which according to current accounting practices are regarded as unidentifiable and intangible Assets.
“Latest Audited Consolidated Balance Sheet” means the most recently prepared audited consolidated balance sheet of the Sims Group as at or prior to the date at which an examination is being made to determine Total Indebtedness, Total Tangible Assets, Current Assets, Current Liabilities or Shareholders Funds provided that until the first of such documents is available “Latest Audited Consolidated Balance Sheet” shall mean the prospectus of Sims dated 22 September 1991 and the Investigating Accountant’s Report contained therein.
[*] Confidential Treatment Requested

“Lease” means:
(a)	any lease, charter or hiring arrangement of any property;
(b)	any other agreement under which any property is or may be used or operated by a person other than the owner; or
(c)	any agreement under which any property is or may be managed or operated for or on behalf of the owner or another person by a person other than the owner, and the operator or manager or its Related Party (whether in the same or another agreement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature, (other than agreements under which the manager of a joint venture uses assets owned by the joint venturers on behalf of the joint venture).
“Liquidation” includes official management, compromise, arrangement, merger, amalgamation, reconstruction, winding up and dissolution, assignment for the benefit of creditors generally, arrangement or compromise with creditors generally, bankruptcy or death.
“LMC International, Inc. Security Agreement” means the agreement dated on or about the date hereof between C.T.B. Nominees Limited and LMC International, Inc,
“Material Adverse Effect” means a material adverse effect upon the ability of any Member to perform its material obligations under any Transaction Document.
“Member” means Sims, each Original Member and any other entity which becomes an Additional Member under Clause 8 but shall not include the entities listed in Schedule 2 (subject to Clause 9(b)(iii)).
“Operating Cash Flow” means, for any period, with respect to the Sims Group, the sum of:-
(a)	Operating Profit;

(b)	depreciation expenses;

(c)	amortisation expenses;

(d)	net Working Capital movements;

(e)	other non cash items reducing Operating Profit; and

(f)	cash receipts of extraordinary items;
after deducting:-
(g)	non cash items increasing Operating Profit;
(h)	payments of taxes based on income;
[*] Confidential Treatment Requested

(i)	capital expenditure; and
(j)	cash disbursements of extraordinary items.
“Operating Profit” means, for any period, with respect to the Sims Group, the sum of:
(a)	net profit after tax before extraordinary items;

(b)	Fixed Charges; and

(c)	provision for taxes based on income.
“Real Property Mortgages” means real property mortgages (New South Wales, Queensland, Victoria, South Australia, Western Australia and Tasmania) between C.T.B. Nominees Limited and Sims, Simsmetal Services Pty Limited, Simsmetal Holdings Pty Limited, H & D Metals Pty Limited, Sims Products Holdings Pty Limited and Simsmetal (Qld) Pty Limited.
“Related Party” has the meaning given to the term “related party” in paragraphs (a) — (e) inclusive of Approved Accounting Standard AASB 1017: Related Party Disclosures.
“Scheduled Payments” means, for any period, the capital repayments scheduled to be made by Sims Finance under the Facility Agreement during that period.
“Security Interest” includes any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, trust arrangement, encumbrance or any security or preferential interest or arrangement of any kind (including, without limitation, retention of title and any deposit of money by way of security).
“Security Trust Deed” means the deed so titled dated on or about the date hereof between the Bank, C.T.B. Nominees Limited and the entities listed in Schedule 1 thereof.
“Shareholders Funds” means Total Tangible Assets less Total Indebtedness.
“Sims Finance” means Simsmetal Finance Limited (A.C.N. 052 931 218) of C/- Phipson Nominees Pty Ltd, National Mutual Centre, 15 London Circuit, Canberra, ACT.
“Sims Group” means the Members and Simsmetal Industries Limited.
“Sims Indebtedness” means all moneys from time to time owing or payable to or for the account of the Bank or C.T.B. Nominees Limited, either actually or contingently and on any account whatsoever, by any Member or Members of the Sims Group, either alone or jointly with others, under or in relation to any Transaction Document.
“Sims Asia Holdings Limited Charge” means the deed dated on or about the date hereof between C.T.B. Nominees Limited and Sims Asia Holdings Limited.
[*] Confidential Treatment Requested

“Simsmetal (Hong Kong) Limited Charge” means the deed dated on or about the date hereof between C.T.B. Nominees Limited and Simsmetal Limited (Hong Kong).
“Simsmetal Industries Limited” means the company known as “Simsmetal Industries Limited” incorporated in New Zealand.
“Simsmetal Limited (Hong Kong)” means the company known as “Simsmetal Limited” incorporated in Hong Kong.
“Simsmetal USA Corporation Security Agreement” means the agreement dated on or about the date hereof between C.T.B. Nominees Limited and Sims USA Corporation.
“Tangible Assets” means all Assets other than Intangible Assets.
“Tax” includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency, including (without limitation) any withholding, income, stamp or transaction tax, duty or charge together with any interest, penalty, charge, fee or other amount imposed or made on or in respect of any of the foregoing.
“Total Indebtedness” means at any time the aggregate amount (as disclosed by the Latest Audited Consolidated Balance Sheet) of all secured and unsecured liabilities of the Sims Group together with, unless already included in the Latest Audited Consolidated Balance Sheet:
(a)	the aggregate amount (as disclosed by its latest audited balance sheet) of all secured and unsecured liabilities of any entity which has become a Member since the date of the Latest Audited Consolidated Balance Sheet and all other amounts which would be included in this definition if references to the Latest Audited Consolidated Balance Sheet were to the latest audited balance sheet of that entity;
(b)	the unrepaid principal (or its equivalent) of any Financial Indebtedness (including the Capitalised Rent under each Finance Lease) where the proceeds or benefits of that Financial Indebtedness:
(i)	have been received by any Member, since the date of the Latest Audited Consolidated Balance Sheet, excluding the amount of any such proceeds which have been applied in reduction of any secured or unsecured liabilities included in this definition; or

(ii)	are to be received by any Member and the receipt of such proceeds or benefits has been underwritten or otherwise assured to the satisfaction of the Auditor;
(c)	the Capitalised Rent under each Finance Lease as at the date of the Latest Audited Consolidated Balance Sheet;
(d)	the paid up capital amount and accrued but unpaid dividends of Guaranteed Shares;
[*] Confidential Treatment Requested

and after:
(e)	deducting:
(i)	the aggregate amount of all secured and unsecured liabilities of any entity which has ceased to be a Member since the date of the Latest Audited Consolidated Balance Sheet and in respect of which no other Member has any liability;

(ii)	the aggregate amount of all liabilities which in the opinion of the Auditor have been defeased in such a way as to enable any such liability to be considered as having been extinguished within the meaning of paragraph 30 of Australian Accounting Standard AAS 23; and

(iii)	debt reductions of the type referred to in (b)(iii) of the definition of “Total Tangible Assets”.
(f)	eliminating all inter-entity balances among the Members or any of them (including any Member which has become one since the date of the Latest Audited Consolidated Balance Sheet); and
(g)	making such further adjustments (including, without limitation, elimination of any double counting arising in relation to any Guarantee and the obligation or indebtedness the subject of the Guarantee) which in the opinion of the Auditor are appropriate to make a proper determination of the total amount of the aggregate indebtedness of the Members.
In this definition and the definition of “Current Liabilities”, references to “secured and unsecured liabilities” shall include (without limiting the generality of the expression) all Financial Indebtedness and provisions for estimated liabilities for income taxes, long service leave and dividends recommended, declared or accrued but unpaid and provisions for any Contingent Liability but shall not include paid up share capital (other than Guaranteed Shares), reserves of any nature or undistributed profits.
“Total Tangible Assets” means at any time the aggregate of the book values, as disclosed by the Latest Audited Consolidated Balance Sheet, of all Tangible Assets of the Sims Group and of such Intangible Assets of the Sims Group as the Bank in its sole and absolute discretion may from time to time agree, together with, (unless already included in the Latest Audited Consolidated Balance Sheet):
(a)	the aggregate (as disclosed by its latest audited balance sheet) of the book value of the Tangible Assets as determined by the Auditor (after making provisions for depreciation and bad and doubtful debts and any income yet to mature) of any entity which has become a Member since the date of the Latest Audited Consolidated Balance Sheet;
(b)	(i)	the aggregate proceeds of any issue of shares or stock (including premium) of any Member received since the balance date of the Latest Audited Consolidated Balance Sheet; and
[*] Confidential Treatment Requested

(ii)	the aggregate proceeds of any calls on partly paid shares made by any Member which have been received since the balance date of the Latest Audited Consolidated Balance Sheet, excluding the amount of any such proceeds which:
(iii)	have been applied in reduction of any secured or unsecured liabilities included in the definition of “Total Indebtedness”; or

(iv)	have been applied in acquiring any assets included in Total Tangible Assets under this definition;
(c)	the book value of any Tangible Assets (not excluded as provided below) acquired since the date of the Latest Audited Consolidated Balance Sheet by any Member with the proceeds of the sale of shares or units in any entity which has ceased to be a Member since that date;
(d)	the book value of all assets which are or may be leased, chartered, hired, managed, used or operated under a Finance Lease (where the Capitalised Rent has been included in Total Indebtedness) as determined by the Auditor at least annually or (at the option of Sims) the value as at the date of calculation as assessed by a qualified independent valuer chosen by Sims and approved by the Bank;
(e)	the proceeds of any Financial Indebtedness referred to in paragraph (b) of the definition of “Total Indebtedness’ excluding the amount of any proceeds which:
(i)	have been applied in reduction of any other secured or unsecured liabilities included in that definition; or

(ii)	have been applied in acquiring any assets included in Total Tangible Assets under this definition;
(f)	if a revaluation of a Tangible Asset of any Member has been carried out by an independent valuer approved by the Bank, the excess (if any) of the fair value of that Tangible Asset as established by the valuer over its book value (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a Member since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) and as accepted by the Auditor without qualification; and
and after deducting:
(g)	the amount of any income yet to mature and the amount of provisions for depreciation and for bad and doubtful debts as disclosed by the Latest Audited Consolidated Balance Sheet;
[*] Confidential Treatment Requested

(h)	the aggregate (as disclosed by the latest audited balance sheet of the relevant entity) of the book values of the Tangible Assets of any entity which has ceased to be a Member since the date of the Latest Audited Consolidated Balance Sheet, other than Tangible Assets of that entity which have become assets of another Member since that date (except that, where a revaluation of any asset had previously been made under paragraph (f), the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value);
(i)	the book value of any Tangible Assets of any Member which have been applied since the date of the Latest Audited Consolidated Balance Sheet in the acquisition of any entity which has become a Member since that date (except that, where a revaluation of any asset had previously been made under paragraph (f), the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value); and
(j)	if a revaluation of a Tangible Asset of any Member has been carried out by an independent valuer (whether at the request of the Bank or otherwise), the excess (if any) of the book value of that Tangible Asset (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a Member since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) over its fair value as established by the valuer and as accepted by the Auditor without qualification;
and after
(k)	eliminating all inter-entity balances among any of the Sims Group (including any Member which has become such since the Latest Audited Consolidated Balance Sheet); and
(l)	making such further adjustments as may properly be necessary to avoid any double counting of assets or as may be required by the Auditor to enable a proper determination to be made of the total amount of the Total Tangible Assets.
“Transaction Document” means this Deed, the Deed of Warranty, the Facility Agreement, the Security Trust Deed, the General Charge, the General Guarantee, the Western Australia Charge, the Real Property Mortgages, the Simsmetal USA Corporation Security Agreement, the Sims Asia Holdings Limited Charge, the Simsmetal (Hong Kong) Limited Charge, the LMC International, Inc. Security Agreement, any Collateral Security and any other agreement or document made between the Bank and/or CTB Nominees Limited and one or more Members from time to time (including any such agreement or document to which others are also party) or issued in favour of the Bank by one or more Members, and any document or agreement entered into under, or for the purpose of amending or novating, any of the same.
“Western Australia Charge” means the Deed of Charge so titled dated on or about the date hereof between C.T.B. Nominees Limited and the entities listed in Schedule 1 thereof;
[*] Confidential Treatment Requested

“Working Capital” means, with respect to the Sims Group, all Current Assets with the exclusion of cash at bank and future income tax benefits less the amount of all Current Liabilities excluding bank overdrafts and the current proportion of all long term debt repayments.
“writing” and words of like import include all means of reproducing words in a tangible and permanently visible form.
1.2	Interpretation
In this Deed, except to the extent that the context otherwise requires:-
(a)	reference to any legislation or to any provision of any legislation shall include any modification or re-enactment of, or any legislative provision substituted for, and all legislation and statutory instruments issued under, such legislation or such provision;

(b)	words denoting the singular number shall include the plural and vice versa;

(c)	words denoting persons shall include bodies corporate, governments and, governmental authorities and vice versa;

(d)	words denoting any gender shall include all genders;

(e)	references to Clauses, Annexures and Schedules are references to clauses, annexures and schedules of this Deed;

(f)	references to any document or agreement shall be deemed to include references to such document or agreement as novated, supplemented, varied or replaced from time to time;

(g)	references to any party to this Deed or any other document or agreement shall include its successors and permitted assigns;

(h)	references to the drawing, endorsement, acceptance or other dealing with a Bill are references to such dealing in accordance with the Bills of Exchange Act 1909;

(i)	headings in this Deed are for convenience only and do not affect its interpretation; and

(j)	the covenants and agreements herein shall bind the Members jointly and severally.

1.3	Determination and certificate by Bank conclusive
Except where otherwise provided herein, any determination or certificate by the Bank shall, in the absence of manifest error, be conclusive and binding upon the Members.
1.4	Document or agreement
In this Deed references to an “agreement” include any Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing and references to a
[*] Confidential Treatment Requested

“document” include any agreement (as so defined) in writing, or any certificate, notice, instrument or document of any kind.
1.5	Current Accounting Practice
Except as otherwise provided in this Deed or as the subject or context may otherwise require:
(a)	except to the extent disclosed in such computations and determinations all computations and determinations as to financial matters and all financial statements to be delivered under this Deed shall be made in accordance with generally accepted Australian accounting practices and principles for the time being consistently applied; and
(b)	all accounting terms used in this Deed shall have the meanings respectively ascribed to those terms by those practices and principles for the time being.
2.	FINANCIAL ACCOMMODATION
2.1	No obligation
Nothing in this Deed shall impose any obligation on the Bank to provide financial accommodation to any Member of the Sims Group.
2.2	Applicable to all Sims Indebtedness
Unless varied by agreement in writing between the Members and the Bank, the provisions of this Deed shall apply during such time as there shall be any Sims Indebtedness actually or contingently owing or payable to or for the account of the Bank by any Member or Members of the Sims Group.
2.3	Overriding terms
Except where agreed to the contrary between the Members and the Bank, this Deed shall prevail in the event and to the extent of any inconsistency between this Deed and any other Transaction Document.
3.	NEGATIVE PLEDGE AND RESTRICTION ON DISPOSAL OF ASSETS
Each Member undertakes that, except as the Bank may otherwise consent in writing, it will not, and will ensure that each other Member of the Sims Group and Simsmetal Industries Limited will not,:-
(a)	create, assume, permit or suffer to exist any Security Interest securing Financial Indebtedness in excess of AUD2,000,000 over all or any of its assets, undertakings or revenues, both present and future, including without limitation its uncalled capital and called but unpaid capital (herein called “Assets”), except for:-
[*] Confidential Treatment Requested

(i)	liens arising by operation of law in the ordinary course of day-to-day business and not securing any Financial Indebtedness where the relevant Member of the Sims Group duly and punctually pays any indebtedness secured by such a lien other than indebtedness contested in good faith; and

(ii)	any Collateral Security.
(b)	transfer, sell, assign, surrender, convey, lease, lend (other than to Members), licence, discount or otherwise dispose of, or (subject to paragraph (a) hereof) create any interest in, all or any part of its

Assets (hereinafter called a “Disposal”), either in a single transaction or in a series of transactions and whether related or not:-
(i)	for less than full consideration in money on an arms length and genuine commercial basis; or

(ii)	if the subject Assets or part thereof will or may at the Member’s option be re-acquired by or leased to the Member or if the possession or use of the subject Assets or part thereof is retained or obtained by the Member, provided that:-
(iii)	no Disposal (other than stock and inventory movements in the ordinary course of business) shall be effected by a Member where the subject Assets have a gross value in excess of AUD7,500,000 (or its equivalent in the currency of the location of the Assets), and

(iv)	no Disposal (other than stock and inventory movements in the ordinary course of business) shall be effected by a Member where the gross value of the subject Assets when aggregated with the gross value of Assets which have been the subject of Disposals by Members in the preceding 12 months exceeds AUD15,000,000 (or its equivalent in the currency of the location of the Assets), without the consent of the Bank.
(c)	Notwithstanding anything in Clause 3(b) above, transfer, sell, assign, surrender, convey, lease, lend, licence, discount or otherwise dispose of any Asset to Simsmetal Industries Limited, or make any financial accommodation available to Simsmetal Industries Limited (whether by loan, the raising of money, gift or otherwise) in excess of AUD10,000,000.
(d)	At any time make any such financial accommodation (as referred to in Clause 3(c) above) available to Sims Industries Limited other than financial accommodation provided by Simsmetal Finance Limited and governed by and pursuant to the NZ Deed of Loan and secured by the NZ Securities.
[*] Confidential Treatment Requested

(e)	Notwithstanding anything in Clause 3(b) above, until such time as LMC International, Inc. executes this Deed, the Security Trust Deed, the General Guarantee and the LMC International, Inc. Security Agreement and any other document required by the Bank for the purposes of securing to the Bank and/or its nominee the Sims Indebtedness, transfer, sell, assign, surrender, convey, lease, lend, licence, discount or otherwise dispose of any Asset to LMC International, Inc., or make any financial accommodation available to LMC International, Inc.
4.	FINANCIAL RATIOS
Each Member undertakes that it will not, without the prior written consent of the Bank, at any time while there is any Sims Indebtedness actually or contingently owing or payable to or for the account of the Bank, allow, permit or suffer:
(a)	Shareholders Funds to be less than AUD95,000,000 for the period of 12 months from the date hereof, and thereafter to be less than AUD100,000,000;
(b)	Current Assets to be less than 125% of Current Liabilities;
(c)	Total Indebtedness to exceed 125% of Shareholders Funds;
(d)	The ratio of Operating Profit to Fixed Charges to be less than 3.5:1 calculated as at the last days of each March, June, September and December during the term hereof (each such day hereinafter called a “Calculation Day”) with respect to:-
(i)	for the calculation made on 31 December 1991, the quarter ending on that day;

(ii)	for the calculation made on 31 March 1992, the half year ending on that day;

(iii)	for the calculation made on 30 June 1992, the nine months period ending on that day; and

(iv)	for the calculations made on 30 September 1992 and on each subsequent Calculation Day, the 12 months period ending on the relevant Calculation Day;
(e)	The ratio of Operating Cash Flow plus Cash on hand at the beginning of the 12 month period to Fixed Charges to be less than 2:1 with respect to:-
(i)	for the calculation made on 31 December 1991, the quarter ending on that day;

(ii)	for the calculation made on 31 March 1992, the half year ending on that day;

(iii)	for the calculation made on 30 June 1992, the nine months period ending on that day; and

(iv)	for the calculations made on 30 September 1992 and on each subsequent Calculation Day, the 12 months period ending on the relevant Calculation Day;
[*] Confidential Treatment Requested

(f)	The ratio of Operating Cash Flow plus Cash on hand at the beginning of the 12 month period to the aggregate of Fixed Charges and Scheduled Payments to be less than 1.5:1 calculated as at each 30 June during the term hereof for the 12 months period ending on the relevant 30 June;
(g)	The incurring by a Member of Financial Indebtedness (other than pursuant to the Facility Agreement) which when aggregated with all Financial Indebtedness incurred by all Members after the date hereof exceeds AUD5,000,000; or
(h)	Dividends to be declared by any Member to any non-Member in excess of 70% of that Member’s net profit after tax for the relevant financial year.
5.	REPRESENTATIONS AND WARRANTIES
5.1	Representations and warranties
Each Member makes the following representations and warranties for the benefit of the Bank:-
(a)	(Status): It is validly created and existing under relevant laws.

(b)	(Power): It has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

(c)	(Authorisations): It has taken all necessary action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents.

(d)	(Documents binding): Each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms.

(e)	(Transactions permitted): Neither the execution and performance by it of the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of :-
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its memorandum or articles of association or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by the Transaction Documents, does not and will not result in:
[*] Confidential Treatment Requested

(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness.
(f)	(Accounts):
(i)	After June 1992 the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date.

(ii)	There has been no change in its and the Members’ state of affairs since such date which may have a Material Adverse Effect.

(iii)	Those accounts have been prepared in accordance with Clause 1.5(a).

(iv)	There is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts.
(g)	(No litigation): No litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which is likely to have a Material Adverse Effect.

(h)	(No default):
(i)	It is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material.
(ii)	Nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement.
(i)	(Authorisations): All Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by those documents, have been obtained or effected and are in full force and effect.
(j)	(No misrepresentation): All information provided by it to the Bank in or in connection with the Transaction Documents is true in all material respects as at the date of this Deed and is not, by the omission of information or otherwise, misleading.
[*] Confidential Treatment Requested

(k)	(No undisclosed agreements): There are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Transaction Documents.
(l)	Title): None of its Assets is subject to any Security Interest which is not permitted by Clause 3 or to any agreement to give such a Security Interest.
5.2	Reliance on representations and warranties
Each Member acknowledges that the Bank has entered this Deed and has entered and will enter the other Transaction Documents in reliance on the representations and warranties in this Clause.
6.	GENERAL UNDERTAKINGS

6.1	General Undertakings
Each Member undertakes as follows, except to the extent that the Bank otherwise approves :-
(a)	(Corporate reporting and information): It will furnish to the Bank :-
(i)	(annual accounts): as soon as practicable (and in any event not later than 90 days) after the close of each of its financial years copies of the Latest Audited Consolidated Balance Sheet and, upon request by the Bank, its unconsolidated audited balance sheet and profit and loss account;

(ii)	(semi-annual accounts): as soon as practicable (and in any event not later than 60 days) after the first half of each of its financial years copies of the Sims Group’s consolidated unaudited balance sheet and profit and loss account in respect of such half-year;

(iii)	(compliance certificates):
(A)	as soon as practicable (and in any event not later than 60 days) after the close of each financial year; and

(B)	as soon as practicable (and in any event not later than 45 days) after the first half of each financial year, a statement signed by two Directors and a certified minute of the Board of Directors of Sims confirming that in their opinion the negative pledge and asset disposal restrictions in Clause 3, the financial ratios in Clause 4 and all other terms and conditions of the Transaction Documents have been complied with during the relevant period;

(iv)	(management accounts): as soon as practicable (and in any event not later 60 days in relation to the June quarter and 45 days in relation to each other quarter)
[*] Confidential Treatment Requested

after the end of each quarter management accounts relating to both the Sims Group and Sims USA Corporation specifying:-
(A)	quarterly, year-to-date and budget figures in respect of the profit and loss account and cash flow;

(B)	a balance sheet as at the end of the relevant quarter;

(C)	detailed calculations demonstrating compliance with the covenants in Clause 4;

(D)	list of all capital expenditure in excess of AUD500,000;
(v)	(projections): as soon as practicable (and in any event not later than 90 days) after the end of each financial year, annual projected profit and loss and cash flows on a quarterly basis for the next 12 months and on an annual basis for the ensuing 2 year period, projecting expected utilisation of accommodation provided under any Transaction Documents and capital expenditure requirements;

(vi)	(Auditor’s Certificate): as soon as practicable (and in any event not later than 90 days) after the close of each of its financial years a statement signed by the Auditor confirming that in his opinion the negative pledge and asset disposal restrictions in Clause 3 and financial ratios in Clause 4 have been complied with during the relevant financial year;

(vii)	(documents issued to shareholders): promptly, all documents issued by each Member as required by applicable law to its shareholders or unitholders, as the case may be, except:
(A)	notices of annual general meetings; and
(B)	the documents required to be distributed under Section 315 of the Corporations Law, unless there is any business to be conducted at an annual general meeting other than approval of the accounts made out in accordance with Division 4 of Part 3.6 of the Corporations Law for the last financial year, in which case a copy of the relevant notice of meeting shall be furnished to the Bank;

(viii)	(prospectuses): a copy of any prospectus or other document intended for public release, released by a Member, relating to the issue of any security to the public, promptly following its release;

(ix)	(Deed of Warranty): copies of all notices given or received pursuant to the provisions of the Deed of Warranty, including, without limitation, a copy of each Environmental Plan (as defined in the Deed of Warranty) forthwith upon preparation thereof; and
[*] Confidential Treatment Requested

(x)	(other information): upon request, such other information, including copies of any valuations obtained, in relation to its and the Sims Group’s financial condition or business (including, without limitation, such information as will enable the Bank at any time to determine compliance with Clauses 3 and 4) as the Bank may reasonably request.
(b)	(Accounting principles): It will ensure that each balance sheet and profit and loss account furnished to the Bank under sub-paragraphs (a) (i) and (a) (ii) shall:
(i)	be prepared in accordance with Clause 1.5(a); and

(ii)	give a true and fair view of the state of affairs of the relevant entity and the result of its operations, as at the date, and for the period ending on the date, to which such accounts are prepared.
(c)	(Authorisations): It will use its best endeavours to ensure that all Authorisations required for the validity, enforceability and performance of its obligations under the Transaction Documents are obtained and promptly renewed and maintained in full force and effect and it will promptly provide copies to the Bank when they are obtained or renewed.
(d)	(Notice to Bank): It will give notice to the Bank as soon as it becomes aware of the same of:-
(i)	any Event of Default or event which with the giving of notice or passage of time, or both, would constitute an Event of Default;

(ii)	all litigation, arbitration or similar proceedings to which any Member is a party involving a claim in excess of AUD500,000 (or, where the claim is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD500,000, calculated at the Bank’s spot rate for the purchase of that currency with Australian Dollars two Business Days beforehand);

(iii)	any proposal by any Governmental Agency to acquire compulsorily the whole or a substantial part of the Assets or business of a Member;

(iv)	any substantial dispute between any Member and any Governmental Agency;

(v)	the appointment of an inspector under any companies legislation to investigate all or any part of the affairs of any Member in relation to a possible contravention by it of that legislation; and

(vi)	any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer so appointed and any major change in management or other personnel which may have a significant impact on the conduct of the business of any Member.
[*] Confidential Treatment Requested

(e)	(Corporate existence): It will, and will ensure that each Member of the Sims Group will, do all things necessary to maintain its existence in good standing and will not transfer its jurisdiction of creation or enter into any merger or consolidation and/or default in a material respect in complying with the provisions of the Corporations Law.
(f)	(Revaluation): It will, on those occasions when the Bank considers that the circumstances render it reasonable to do so (and the Bank having its reasons for so considering), obtain a revaluation of any Tangible Asset by a valuer approved by the Bank.
(g)	(Insurance): It shall maintain and keep in force with good and responsible insurance companies satisfactory to the Bank and in adequate amounts, all such insurances as would prudently be effected and maintained in the case of an entity carrying on its business and owning Assets similar to that of the Member.
(h)	(Accounts): It shall maintain proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs in accordance with generally accepted accounting practices consistently applied.
(i)	(Reserves): It shall maintain adequate reserves in its books of account for all appropriate expenses, costs and contingencies in accordance with generally accepted accounting practices consistently applied including (without limitation) reserves for all taxes, assessments, charges, levies, claims, doubtful debts, premiums due on required prepayment, depreciation, obsolescence and amortisation.
(j)	(Inspection): It shall permit the Bank to inspect any of its Assets and to examine the minute books, books of account and other records reasonably requested by the Bank and to make copies or take extracts and discuss its affairs, finances and accounts with its officers and the Auditor during normal business hours and at such other reasonable times and as often as the Bank may reasonably request.
(k)	(Maintenance of Property): It shall maintain, keep and preserve:
(i)	all of its Assets in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements and improvements to such Assets; and

(ii)	all of its franchises, licences, copyrights, patents, trade names, trade marks and similar Assets which are material to its business;
(except where the failure to do so would not have a Material Adverse Effect).

(l)	(Change in Ownership or Control): It shall notify the Bank in writing as soon as practicable and in any event within ten days of it becoming aware of any material change or an intention to effect a material change in the legal or beneficial ownership of a Member or a material change in the effective control of a Member.
[*] Confidential Treatment Requested

For the purposes of this sub-clause 6.1(1) and Clause 7.1(q):-
(i)	“a material change in the legal or beneficial ownership of a Member” means that a person who is not so entitled at the date of this Deed acquires a relevant interest (as that term is defined in the Corporations Law) in 30% or more of the issued share capital of the Member (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in the distribution of either profits or capital);

(ii)	“a material change in the effective control of the Member” means that a person who did not have such capacity at the date of this Deed either:-
(a)	acquires the capacity to control the composition of the Board of Directors of the Member; or

(b)	is able to cast, or control the casting of, more than 30% of the maximum number of votes that might be cast at a general meeting of the Member.
(iii)	without limiting by implication the circumstances in which the composition of the Member’s Board of Directors is to be taken and be controlled by another person, the composition of the Member’s Board of Directors shall be taken and be controlled by another person if that other person, by the exercise of some power exercised with or without the consent of the concurrence of any other person by that other person, can appoint or remove all or a majority of the directors, and for the purpose of this sub-clause that other person shall be deemed to have power to make such an appointment if:-
(a)	a person cannot be appointed as a director of the Member without the exercising in his favour by the other person of such a power; or

(b)	a person’s appointment as a director of the Member follows necessarily, his being a director or other officer of the other person where the other person is a corporation
(iv)	“a person” includes, without limitation, any two or more bodies corporate which are related to each other within the meaning of Section 50 of the Corporations Law and their nominees.
(m)	(New Related Party): It shall notify the Bank in writing as soon as practicable and in any event within ten days of it becoming aware of an entity becoming a Related Party of a Member or it becoming aware of an intention to cause an entity to become a Related Party of a Member. Such notice shall state whether, at that time, financial accommodation has been provided by the Bank or any member of the Commonwealth Bank Group to that entity.
[*] Confidential Treatment Requested

(n)	(Acquisition of Assets): It shall not (except in the case of Assets acquired or taken on Finance Lease in the ordinary course of business and stock and inventory movements in the ordinary course of business):-
(i)	acquire Assets if the amount required to be expended in the acquisition of those Assets when aggregated with the amounts expended by all Members in the acquisition of Assets in the relevant financial year will equal or exceed AUD20,000,000;

(ii)	acquire Assets (other than capital expenditure items acquired in the Member’s normal course of business) if the amount required to be expended in the acquisition of those Assets when aggregated with the amounts expended by all Members in the acquisition of Assets of a similar nature in the relevant financial year will equal or exceed AUD10,000,000;

(iii)	enter into any Finance Lease of Assets if the value of the relevant Assets when aggregated with the value of Assets taken on Finance Lease by all Members in the relevant financial year will equal or exceed AUD5,000,000.
(o)	(Business Activities): It shall ensure that the Sims Group maintain scrap metal collection and processing and related activities as the core business activities of the Sims Group.
(p)	(Employee Share Schemes): It shall ensure that no Member issues shares pursuant to an employee share scheme or executive loan scheme or similar scheme benefiting employees, officers or executives except as may have been disclosed in the prospectus of Sims dated 22 September 1991.
(q)	(Risk Management): It shall only engage in foreign exchange, swap, futures contracts, forward contracts or similar transactions where such transactions have a genuine link to the risk management of that Member’s Financial Indebtedness or an underlying trade transaction.
(r)	(Board of Directors): To the extent it is able, it must do all things necessary to ensure that the board of directors of Sims of it is comprised of persons more than half of whom:-
(i)	are not appointed by, or appointed to represent the interests of, any substantial shareholder (as that term is defined in Section 708(1) of the Corporations Law) in Sims; and

(ii)	are not Associates of any substantial shareholder (as that team is defined in Section 708(1) of the Corporations Law) of Sims (other than by being a director of a Member); and

(iii)	are not employed by Sims or any of its subsidiaries.
[*] Confidential Treatment Requested

(s)	(Deed of Warranty): It shall ensure that Sims does not assign, encumber or amend or consent or acquiesce to the assignment, encumbering or amendment of the Deed of Warranty or its interests thereunder.
(t)	(United States leasehold interests): It shall forthwith use, and continue to use, its best endeavours to ensure that all leasehold interests of Simsmetal USA Corporation in the United States of America are on a proper and effective commercial basis to ensure the viability of the business and operations carried on by Simsmetal USA Corporation, and to ensure that any legal defects, irregularities or inadequacies in the terms and conditions upon which Sims USA Corporation holds the said leasehold properties are remedied.
(u)	(Stamp Duty): It shall do all things necessary to ensure that all Transaction Documents entered into on or around the date hereof are duly stamped and lodged for registration, where required for efficacy and enforceability of same, within fifteen (15) days of the date hereof.
(v)	(Tasmanian real property): It shall ensure that within 2 days of the date hereof any Member holding an estate or interest in real property in Tasmania will grant to C.T.B. Nominees Limited and/or the Bank a valid and enforceable Real Property Mortgage in form and substance acceptable to the Bank in its absolute discretion.
(w)	(LMC International, Inc.): It shall ensure that within 14 days of the date hereof LMC International, Inc. executes this Deed, the Security Trust Deed, the General Guarantee, the LMC International, Inc. Security Agreement and any other document required by the Bank for the purposes of securing to the Bank and/or its nominee the Sims Indebtedness and that a legal opinion in form and substance acceptable to the Bank in relation to the execution by LMC International, Inc. is furnished to the Bank within the said 14 days.
6.2	Term of undertakings
Each undertaking in this Clause shall continue from the date of this Deed until the Sims Indebtedness is fully and finally paid or repaid, as the case may be at which time a final discharge of this Deed will be given to the Members.
7.	EVENTS OF DEFAULT
7.1	Events of Default
Upon the occurrence of any of the following :-
(a)	(non-payment): any Member fails to pay in the manner required any amount due and payable by it under any Transaction Document on the due date;
(b)	(other obligation):
(i)	any Member fails to observe or perform any of its other obligations under this Deed or any other Transaction Document; and
[*] Confidential Treatment Requested

(ii)	if such failure is capable of remedy, it is not remedied to the satisfaction of the Bank by the date 14 days after such failure;
(c)	(misrepresentation): any representation, warranty or statement made or deemed to be made by any Member in any Transaction Document or any document delivered under any Transaction Document proves to have been untrue in any material respect when made or deemed made;
(d)	(cross default):
(i)	any Financial Indebtedness in excess of AUD500,000 (or, where the Financial Indebtedness is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD500,000, calculated at the Exchange Rate) of any Member becomes due and payable prior to its stated maturity (other than through the exercise by the Member of an optional or negotiated right or prepayment, in the absence of continuing default) or is not paid when due; or

(ii)	any stock or share issued by any Member is required to be redeemed or repurchased in advance of its stated maturity (other than at the option of the issuer or as agreed between the holder and the relevant issuer, in the absence of continuing default);
(e)	(Winding up):
(i)	an application (other than a frivolous or vexatious application for which an application for its dismissal has been made) or an order is made for the winding up or dissolution of any Member and, in the case of an application, if contested in good faith is not stayed, discontinued or withdrawn within 14 days; or

(ii)	a resolution is passed for the winding up or dissolution of any Member otherwise than for the purposes of a reconstruction or amalgamation on terms approved by the Bank;
(f)	(receiver): a receiver or receiver and manager, official manager, administrator, trustee or similar officer is appointed to all or any part of the Assets of any Member;
(g)	(Security Interests): any Security Interest over any of the Assets of any Member is enforced for an amount exceeding AUD500,000 (or, where the amount for which enforcement is sought is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD500,000, calculated at the Exchange Rate);
(h)	(execution): a distress, attachment or other execution in an amount of not less than AUD100,000 (or, where the amount for which levy or enforcement is sought is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD100,000, calculated at the Exchange Rate) is levied or enforced upon or against any Assets of any Member;
[*] Confidential Treatment Requested

(i)	(cessation of business): any Member ceases or threatens to cease to carry on its business or disposes or threatens to dispose of the whole or a substantial part of its:
(i)	business; or

(ii)	Assets;
whether by a single transaction or a series of transactions and whether related or not (except as permitted under Clause 3(b) or for the purpose of reorganisation merger or consolidation the terms of which have been approved by the Bank) or stops payment generally;
(j)	(reduction of capital): without the prior written consent of the Bank any Member reduces or attempts to reduce its capital (otherwise than by the redemption of redeemable shares) or passes or takes any steps to pass a resolution under Section 188(2) or 205(10) of the Corporations Law or any equivalent provision or any Member (being a trust) distributes or attempts to distribute its capital;
(k)	(inspector): an inspector is appointed under any companies or trade practices legislation to investigate all or any part of the affairs of any Member in relation to a possible contravention by it of that legislation and the legislation is found to have been contravened;
(l)	(insolvency): any Member is unable to pay its debts when they fall due, or is deemed unable to pay its debts under any applicable legislation (other than as a result of a failure to pay a debt or claim which is the subject of a good faith dispute);
(m)	(arrangement with creditors): any Member enters into or resolves to enter into any arrangement, composition or compromise with or assignment for the benefit of its creditors generally or any class of its creditors or proceedings are commenced to sanction any such arrangement, composition or compromise other than for the purposes of a reconstruction or amalgamation on terms approved by the Bank;
(n)	(analogous process): anything analogous or having substantially similar effect to anything referred to in paragraphs (e) to (m) inclusive shall occur with respect to any Member;
(o)   (vitiation of Transaction Documents):
(i)	all or any part of clauses 3 or 4 of this Deed or of any other material provision of any Transaction Document is terminated or is or becomes void, illegal, unenforceable or of limited force and effect; or

(ii)	any person becomes entitled to terminate, rescind or avoid all or any material part of any material provision of any Transaction Document other than in accordance with its terms;
[*] Confidential Treatment Requested

(p)	(revocation of Authorisation): any Authorisation of a Governmental Agency which is essential to the performance by any Member of its obligations under any Transaction Document or for the validity and enforceability of any Transaction Document is repealed, revoked or terminated or expires or is modified or amended in a manner unacceptable to the Bank and is not replaced by another sufficient Authorisation;
(q)	(change in ownership or control): the Bank in its absolute discretion at any time determines that there has been a material change in the legal or beneficial ownership of a Member or a material change in the effective control of a Member, AND the Bank at any time within sixty days after the date of notification to the Bank of such change coming into effect by notice in writing to the Member declares the change to be unacceptable;
(r)	(material adverse change): any other event or series of events, whether related or not, occurs (including, without limitation, any material adverse change in the business, Assets or financial condition of any Member) which in the reasonable opinion of the Bank would have a Material Adverse Effect;
then in any such event, and at any time thereafter, the Bank may by notice to Sims (on behalf of all the Members):-
(A)	declare all moneys actually or contingently owing or payable to or for the account of the Bank by any Member or Members on any account whatsoever and whether alone or jointly with others to be immediately due and payable, whereupon the same shall be immediately due and payable, including without limitation:-
(I)	an amount equal to the aggregate face value of all Bills which have been accepted, indorsed and/or discounted by the Bank and which either have not matured by or mature on the date of that notice; and

(II)	an amount equal to the uncalled face or maximum amount of any Guarantee issued by the Bank; and/or
(B)	cancel any obligation of the Bank to make further advances or provide further accommodation to any Member or Members, and/or
(C)	declare any Collateral Security to be enforceable whereupon, subject to the requirements of any applicable legislation, such Collateral Security shall be immediately enforceable.
The Bank shall be deemed to have received any amounts described in paragraph (A) of Clause 7.1 in accordance with that clause pending maturity of any outstanding Bill or Guarantee on terms that such amounts shall be credited to an account in the name of the relevant Member established by the Bank and that the same shall bear interest at the rate from time to time payable by the Bank to its customers for a similar term and amount and until each Bill or Guarantee is presented for payment or until all Bills have matured. On the Maturity Date of a Bill, or the date for payment of a Guarantee, the Bank must apply the moneys so held by it towards paying the holder of that Bill or the beneficiary of the Guarantee. On the satisfaction of all obligations
[*] Confidential Treatment Requested

(contingent or otherwise) of the Bank under all Bills and Guarantees the Bank must repay to the relevant member the amount which the Bank certifies to be the amount remaining out of the amount so paid (including interest accrued thereon) under satisfaction of all those obligations and any other obligations of the Members-under this Deed.
Any notice given by the Bank pursuant to paragraphs (A), (B) or (C) of Clause 7.1 shall be of no effect if:-
(a)	it is given because of the occurrence of an event of default specified in paragraphs (b), (c), (d), (i), (j), (k), (n), (to the extent that it is analogous to any matter referred to in the preceding paragraphs), (o) or (r); and
(b)	within two business days of the notice the relevant Member is able to show to the Bank’s satisfaction that:-
(i)	the Event of Default has ceased to exist, or

(ii)	the continuation of the Event of Default does not have a Material Adverse Effect.
7.2	New Related Party
(a)	Where, after the date hereof, an entity becomes a Related Party of a Member and, at such time, financial accommodation has been provided to such entity by the Bank or any member of the Commonwealth Bank Group (“existing accommodation”), the Bank may, at any time within sixty days after the notification to the Bank that an entity with existing accommodation has become a Related Party of a Member, by notice in writing to that entity or any other Member declare:-
(i)	that where the notice is given to the relevant entity, the existing accommodation (or any lesser amount specified in the notice) is due and payable within the period specified in the notice which shall not be less than 60 days;

(ii)	that where the notice is given to a Member other than the relevant entity, financial accommodation then provided by the Bank to that Member must be reduced by payment of an amount (specified in the notice) equal to or less than the existing accommodation within the period specified in the notice.
(b)	Amounts specified in a notice given pursuant to paragraph (a) are payable within the period specified in such notice.
8.	ADDITIONAL MEMBERS
Any entity not being a Member of the Sims Group may become a Member (herein called an “Additional Member”) for the purposes hereof by entering into a deed supplemental hereto in a form reasonably satisfactory to the Bank (and by satisfying any additional reasonable requirements of the Bank), whereby the Additional Member agrees to be bound by all the obligations, representations, warranties and other provisions herein as if it were an original party
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hereto, whereupon such Additional Member shall be deemed to be a Member of the Sims Group for all purposes hereof.
9.	PROCUREMENT AND RETIREMENT OF MEMBERS
(a)	Each Member warrants that every entity which upon completion will be a Related Party of a Member is a party hereto other than the companies in Schedule 2.
(b)	Each Member undertakes that (other than with respect to entities which the Bank agrees to exclude from this Sub-Clause):-
(i)	it shall procure that every entity which becomes a wholly owned subsidiary of that Member after completion; and

(ii)	it shall use reasonable endeavours to procure that every entity which becomes a Related Party (other than a wholly owned subsidiary of that Member) after completion; and

(iii)	in the event that it becomes permissable under relevant New Zealand law for Simsmetal Industries Limited to become a Member and to fulfil the requirements of Sub-Clauses (A) and (B) below, Simsmetal Industries Limited, shall become a Member of the Sims Group for the purposes of this Deed in accordance with Clause 8 and:-
(A)	shall enter into an accession deed (or accession deeds) in form and substance reasonably satisfactory to the Bank (and satisfying any additional reasonable requirements of the Bank) whereby the Additional Member agrees to be bound by all the obligations, representations, warranties and other provisions of the Security Trust Deed, the General Guarantee, the General Charge, and the Western Australia Charge as if it were an original party to those documents; and

(B)	shall grant to the Bank and/or C.T.B. Nominees Limited any other Security Interest reasonably required by the Bank for securing to the Bank the Sims Indebtedness.
For the purposes of Clauses 9(a) and (b) above “completion” means the completion of the allotment of shares under the prospectus of Sims dated 22 September 1991.
(c)	A Member of the Sims Group shall cease to be a Member for the purposes of this Deed, and shall be released from all obligations or liabilities under this Deed and under any agreement supplemental hereto, only in the event of :-
(i)	such Member ceasing to be a Related Party of all Members of the Sims Group following the disposing of shares (or the relevant means of control) by the Members of the Sims Group in such Member, Provided That the Auditor has
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produced to the Bank a report that in his opinion the disposal of shares and the ceasing of the Member to be a Member for the purposes of this Deed will not result in a contravention of Clause 3 or 4, And Provided Further That a certificate signed by two (2) Directors of Sims and any other Member of the Sims Group which is disposing of such shares (or means of control) has been produced to the Bank certifying in each case that in their opinion the said disposal is commercially desirable and that the consideration being obtained is satisfactory having regard to the terms and circumstances of the sale;

(ii)	the distribution or transfer to the Members of the Sims Group in the course of a members’ voluntary winding up or a creditors’ voluntary winding up (where the only creditors are one or more Members of the Sims Group) of such Member of such part of the Assets of such Member being wound up as the Members of the Sims Group are entitled to in proportion to their ownership in such Member; or

(iii)	the Sims Indebtedness being fully paid or repaid to the Bank, as the case may be, Provided That any payment or repayment of the said Sims Indebtedness which shall at any time hereafter be avoided under any law for the time being in force relating to the winding up or official management of companies shall be deemed never to have been made and to that extent that liability of the Members of the Sims Group in respect of such amount and this Deed shall subsist to the benefit of the Bank.
(d)	The Bank may in its sole and absolute discretion at any time agree to release a Member from all obligations or liabilities under this Deed and under any agreement supplemental hereto, whereupon such Member shall cease to be a Member for the purposes of this Deed and in such event, the Bank shall at the request and cost of such Member execute and do all such deeds, acts and things as may be reasonably necessary to release the Member from such obligations and liabilities, provided that any such agreement to release shall not affect any obligation or liability of any other Member of the Sims Group.
10.	BANK’S ACCOUNTS
The accounts kept by the Bank shall constitute prima facie evidence, in the absence of manifest error, of the amount at any time due from any Member under any Transaction Document. The Bank will on request by Sims inform it either orally or in writing (and if orally, promptly confirmed in writing) of any such amount.
11.	EXPENSES
The Members shall on demand reimburse the Bank for:
(a)	the reasonable expenses of the Bank (including but not limited to travelling and out-of-pocket expenses) incurred in connection with the negotiation, preparation, execution and
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completion of the Transaction Documents and any subsequent consent, approval, waiver or amendment; and

(b)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, the Transaction Documents including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank, including in each case external and/or inhouse legal costs and expenses on a solicitor and client basis.
12.	STAMP DUTIES
12.1	Stamp Duties
The Members shall pay all stamp, transaction, registration and similar Taxes (including fines and penalties) which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.
12.2	Other duties
Such Taxes shall include any financial institutions duty, bank account debit tax or other Tax payable by return.
12.3	Indemnity
Each Member shall indemnify the Bank on demand against any liabilities resulting from delay or omission to pay such Tax.
13.	WAIVERS, REMEDIES CUMULATIVE
13.1	Failure or Delay
No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document by the Bank shall operate as a waiver, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.
13.2	Rights Cumulative
The rights, powers and remedies provided to the Bank in the Transaction Documents are cumulative and not exclusive of any rights, powers or remedies provided by law.
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14.	SEVERABILITY OF PROVISIONS
Without in any way limiting Clause 7.1(o) (i), any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability but that shall not invalidate the remaining provisions of that Transaction Document or affect the provision in any other jurisdiction.
15.	SURVIVAL OF REPRESENTATIONS AND INDEMNITIES
15.1	Survival
All representations and warranties in any Transaction Document shall survive the execution and delivery of the Transaction Documents and the provision of accommodation under any Transaction Document and shall be deemed to be repeated on the occasion of each such provision.
15.2	Continuing Obligation
Each indemnity in any Transaction Document shall:
(a)	be a continuing obligation;

(b)	constitute a separate and independent obligation of the party giving the indemnity from its other obligations under the Transaction Documents; and

(c)	survive termination of the relevant Transaction Document.
16.	MORATORIUM LEGISLATION
To the full extent permitted by law all legislation which at any time directly or indirectly:
(a)	lessens or otherwise varies or affects in favour of a Member any obligation under any Transaction Document; or
(b)	delays or otherwise prevents or prejudicially affects the exercise by the Bank of any right, power or remedy conferred by any Transaction Document, is negatived and excluded from the Transaction Documents.
17.	CONTINUING DEED
Subject to Clause 9, this Deed shall continue notwithstanding any settlement of account, intervening payment or other matter or thing whatsoever until a final discharge of this Deed shall have been given to the Members.
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18.	ASSIGNMENTS
18.1	Assignment by Members
No Member shall assign or transfer all or any of its rights or obligations under this Deed without the prior written consent of the Bank.
18.2	Assignment by Bank
The Bank may assign or transfer all or any of its rights or obligations under the Transaction Documents to another bank or financial institution at any time if:-
(a)	any necessary prior Authorisation is obtained; and
(b)	Sims has given its prior written consent to such transfer or assignment, which consent:
(i)	shall not be unreasonably withheld; and

(ii)	will be deemed to have been given if no response is received within 15 days of request for such consent.
19.	SET-OFF
19.1	Set-off
Each Member severally authorises the Bank (but without obligation on the part of the Bank) to apply any credit balance in any currency (whether or not matured) in any of its accounts with any branch in or towards satisfaction of any sum at any time due and payable but unpaid on its due date by it to the Bank under or in relation to any Transaction Document.
19.2	Currency Exchanges
The Bank may effect currency exchanges to implement such a set-off.
20.	NOTICES
All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Deed shall:
(a)	be in writing and addressed to such address as may be notified from time to time by the recipient to the sender;
(b)	be signed by an Authorised Officer of the sender; and
(c)	be deemed to be duly given or made:
(i)	(in the case of delivery in person or by post or cable) when delivered to the recipient at such address;
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(ii)	(in the case of telex) on receipt by the sender of the answerback code of the recipient at the end of transmission; and
(iii)	(in the case of facsimile) on the production by the despatching facsimile machine of a transmission control report showing the relevant number of pages comprising the relevant document to have been sent to the correct facsimile number and the result of the transmission as “OK”;
but if such delivery or receipt is later than 4 pm (local time) on a day on which business is generally carried on in the place to which such communication is sent, it shall be deemed to have been duly given or made at the commencement of business on the next such day in that place.

21.	GOVERNING LAW AND JURISDICTION

21.1	Governing Law
This Deed shall be governed by the laws of New South Wales and each Member submits to the non-exclusive jurisdiction of its courts.
21.2	Submission to jurisdiction
Any Member created outside New South Wales irrevocably nominates Sims at its last known principal place of business in New South Wales as its agent to receive service of process in any legal action or proceedings relating to the
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NOTICE
With reference to Clause 20 of the Negative Pledge made on or around the date hereof between Simsmetal Limited, the Companies listed in Schedule 1 thereof, and Commonwealth Bank of Australia the Parties thereto hereby mutually notify each other that each notice, request, demand or other communication to be given or made under the said Negative Pledge shall be addressed:-
(a)	in the case of Simsmetal Limited and the Companies listed in Schedule 1 of the said Negative Pledge, to Simsmetal Limited, Level 6, 41 McLaren Street, North Sydney. Fax: (02) 954-9680;
(b)	in the case of Commonwealth Bank of Australia, to Simsmetal Limited Account Relationship Executive, Commonwealth Bank of Australia, Level 4, 48 Martin Place, Sydney. Fax: (02) 227-5081.

DATED: This	day of	1991.
SIGNED for and on behalf of each of:

SIMSMETAL LIMITED	A.C.N. 008 634 526
SIMSMETAL FINANCE LIMITED	A.C.N. 052 931 218
SIMSMETAL HOLDINGS PTY. LIMITED	A.C.N. 000 021 563
SIMS PRODUCTS HOLDINGS PTY. LIMITED	A.C.N. 000 090 479
UNIVERSAL INSPECTION & TESTING
COMPANY PTY. LIMITED	A.C.N. 000 554 656
SIMSMETAL SERVICES PTY. LIMITED	A.C.N. 000 166 987
SIMSMETAL (QLD.) PTY. LIMITED	A.C.N. 009 667 752
H. & D. METALS PTY. LIMITED	A.C.N. 004 332 870
SIMSMETAL (USA) CORPORATION
SIMS ASIA HOLDINGS LIMITED
SIMSMETAL LIMITED
LMC INTERNATIONAL, INC.
by:

Signature
SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA
By:

Signature
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Transaction Documents in the courts of New South Wales. If Sims ceases to have an office in New South Wales each Member will ensure that there will at all times be another person in New South Wales acceptable to the Bank to receive process on its behalf.
22.	ACKNOWLEDGEMENT BY MEMBERS
Each Member confirms that:
(a)	it has not entered into this Deed in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Bank (including, without limitation, any advice, warranty, representation or undertaking); and
(b)	the Bank is not obliged to do anything (including, without limitation, disclose anything or give advice), except as expressly set out in the Transaction Documents.
23.	COUNTERPARTS
This Deed may be executed in any number of counterparts. All of those counterparts taken together shall be deemed to constitute one and the same instrument.
24.	ATTORNEYS
Each attorney executing this Deed states that he has no notice of the revocation of his power of attorney.
25.	SECURITY TRUST DEED

25.1	Upon the full and irrevocable payment or repayment to the Bank of the Sims Indebtedness the Bank agrees that it will, at the cost of Sims and in accordance with the reasonable directions of Sims:

(a)	cause the resignation of C.T.B. Nominees Limited as the Security Agent under the Security Trust Deed;

(b)	appoint the nominee of Sims the successor security agent under the Security Trust Deed in accordance with Clause 6 of the Security Trust Deed;

(c)	notwithstanding clause 7.2 of the Security Trust Deed, but subject to Clause 25.2 below, execute an “Assumption Deed” (as defined in the Security Trust Deed) in such form as required by Sims in accordance with Clause 7 of the Security Trust Deed, naming such persons as Sims may specify as Finance Parties and specifying such agreements as Sims may specify to be a Facility Agreement for the purposes of the Security Trust Deed; and

(d)	give notice to the newly appointed Security Agent, Sims and all other Finance Parties (as defined in the Security Trust Deed) (if any) to the effect that the Bank is no longer a Finance Party for the purposes of the Security Trust Deed.
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25.2	The Bank and each Member of the Group agree that upon the Bank completing the actions specified in Clause 25.1 above, the Bank and C.T.B. Nominees Limited shall have no further responsibility for and shall not be liable under the Security Trust Deed or the Securities (as defined in the Security Trust Deed).

26.	INCONSISTENCY WITH OTHER TRANSACTION DOCUMENTS
In the event of any inconsistency between this Deed and any other Transaction Document the provisions of this Deed shall prevail.
27.	PARTIES BOUND
27.1	Each Member agrees and acknowledges that it is bound by the terms of this Deed and any other Transaction Document to which it is a party notwithstanding that any party expressed to be a party to this Deed or any other Transaction Document may not have executed the same.
27.2	Upon execution by LMC International, Inc. of this Deed and any other Transaction Document to which it is expressed to be a party this Deed and such other Transaction Document shall be binding upon LMC International, Inc. and enforceable against it as if LMC International, Inc. had executed this Deed and such other Transaction Document on the date hereof.
THE PARTIES have caused this Deed to be duly executed on the date first mentioned above.

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
COMMONWEALTH BANK OF AUSTRALIA	)
by	)
its duly appointed Attorney	)

under Power of Attorney dated	)
)
in the presence of:	)

Witness
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SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL LIMITED (A.C.N. 008 634 526))
by	)
its duly appointed Attorney	)

under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL FINANCE LIMITED	)
(A.C.N. 052 931 218))
by	)

its duly appointed Attorney	)
under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
(A.C.N. 000 021 563))
by	)

its duly appointed Attorney	)
under Power of Attorney dated	)
)
in the presence of:	)

Witness
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SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMS PRODUCTS HOLDINGS PTY LIMITED	)
(A.C.N. 000 090 479))
by	)

its duly appointed Attorney	)
under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
(A.C.N. 000 166 987))
by	)

its duly appointed Attorney	)
under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL (QLD) PTY LIMITED	)
(A.C.N. 009 667 752))
by	)

its duly appointed Attorney	)
under Power of Attorney dated	)
)
in the presence of:	)

Witness
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SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
H & D METALS PTY LIMITED	)
(A.C.N. 004 332 870))
by	)

its duly appointed Attorney	)
under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL USA CORPORATION	)
by	)
its duly appointed Attorney	)

under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMS ASIA HOLDINGS LIMITED	)
by	)
its duly appointed Attorney	)

under Power of Attorney dated	)
)
in the presence of:	)

Witness
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SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
SIMSMETAL LIMITED	)
by	)
its duly appointed Attorney	)

under Power of Attorney dated	)
)
in the presence of:	)

Witness

SIGNED, SEALED AND DELIVERED	)
for and on behalf of	)
LMC INTERNATIONAL, INC.	)
by	)
its duly appointed Attorney	)

under Power of Attorney dated	)
)
in the presence of:	)

Witness
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SCHEDULE ONE
MEMBERS
•	Simsmetal Finance Limited — A.C.N. 052 931 218

•	Simsmetal Holdings Pty Limited — A.C.N. 000 021 563

•	Sims Products Holdings Pty Limited — A.C.N. 000 090 479

•	Universal Inspection & Testing Co Pty Limited — A.C.N. 000 554 656

•	Simsmetal Services Pty Limited — A.C.N. 000 166 987

•	Simsmetal (Qld) Pty Limited — A.C.N. 009 667 752

•	H & D Metals Pty Limited — A.C.N. 004 332 870

•	Simsmetal USA Corporation

•	Sims Asia Holdings Limited

•	Simsmetal Limited (Hong Kong)

•	LMC International, Inc.
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SCHEDULE TWO
•	Consolidated Extrusions Pty Limited

•	Consolidated Extrusions Management Pty Limited

•	Australian Refined Alloys Pty Limited

•	Australian Refined Alloys (Sales) Pty Limited

•	Simon Metal Products Limited (New Zealand)

•	Simon Metal Products (Sales) Limited (New Zealand)

•	Simsmetal Industries Limited
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Commonwealth Bank of Australia
A.C.N. 123 123 124
Commonwealth Savings Bank of Australia
Corporate Centre, Sydney

Level 4	GPO Box 2719	Telephone (02) 227 3118
48 Martin Place	Sydney	Facsimile (02) 227 5081
Sydney	NSW 2001	DX 1020 Sydney
NSW 2000
Australia
Mr R B Cunningham
General Manager Finance & Administration
Simsmetal Limited
GPO Box 4155
SYDNEY NSW 2001
1 September 1992
Dear Ross
$60 MILLION FINANCE FACILITIES
NEGATIVE PLEDGE AND GENERAL UNDERTAKINGS
Recent correspondence between our respective US attorneys indicates that it is unlikely that it will be possible to obtain estoppel certificates from various US landlords pursuant to Clause 6.1(u) of the Simsmetal group negative pledge.
While we would have preferred to have the comfort of these certificates we acknowledge that their procurement was on a best endeavours basis and that there is little incentive for the individual landlords to enter such agreements.
Accordingly we have instructed our US attorneys to let the matter rest and hereby formally waive the undertaking embodied in Clause 6.1(u).
Given the importance of Sims’ US operations, however, we believe it is in the group’s interests to endeavour to obtain and maintain its leasehold interests on a sound commercial footing. Consequently we believe that Clause 6.1(v) should be retained as a general ongoing undertaking.
The only other outstanding matter in respect of the Negative Pledge is the New Zealand security position (Clause 6.1(t)). We understand you will be letting us know the approach you wish to adopt in this letter in the near future.
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Apparently we are just about there with registration of the Australian security with the only items likely to result in any significant delays being a missing Crown Lease in Western Australia and difficulties in having Qantas agree to registration of mortgages ahead of its Caveats. Brian Knox and Lorcam Byrne have these matters under notice.
Please do not hesitate to contact me should you wish to discuss any of the above issues.
Yours sincerely
G N Emerson
Senior Manager, Corporate NSW
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Commonwealth Bank of Australia
A.C.N. 123 123 124
Commonwealth Savings Bank of Australia
Corporate Centre, Sydney

Level 4	GPO Box 2719	Telephone (02) 227 2694
48 Martin Place	Sydney	Facsimile (02) 227 5081
Sydney	NSW 2001	DX 1020 Sydney
NSW 2000
Australia
The Managing Director
Simsmetal Limited
GPO 4155
SYDNEY NSW 2001
Attention: Mr Ross B Cunningham
30 September 1992
Dear Sir
NEGATIVE PLEDGE AGREEMENT DATED 29 OCTOBER 1991
We refer to discussions and your letter of 29 September 1992 and confirm that Clause 6.1(a)(v) of the Negative Pledge Agreement can be amended by deleting the reference to annual projections and cash flow being required beyond the next 12 month period.
The Clause should now read:
(v) (Projections): as soon as practicable (and in any event not later than 90 days) after the end of each Financial year, annual projected profit & loss and cash flows on a quarterly basis for the next 12 months projecting expected utilisation of accommodation provided under any Transaction Documents and capital expenditure requirements.
Yours sincerely
G N Emerson
Senior Manager, Corporate NSW
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Commonwealth Bank of Australia
A.C.N. 123 123 124
Commonwealth Savings Bank of Australia
Corporate Centre, Sydney

Level 4	GPO Box 2719	Telephone (02) 227 3718
48 Martin Place	Sydney	Facsimile (02) 227 5081
Sydney	NSW 2001	DX 1020 Sydney
NSW 2000
Australia

To:	General Manager Finance & Administration Simsmetal Limited Level 6 Simsmetal House 41 McLaren Street NORTH SYDNEY NSW 2060
Attention: Mr Ross B Cunningham
18 November 1992
Dear Sir
NEGATIVE PLEDGE DEED DATED 29 OCTOBER 1991 BETWEEN COMMONWEALTH BANK OF AUSTRALIA (“THE BANK”), SIMSMETAL LIMITED AND THE COMPANIES NAMED IN SCHEDULE 1 OF THE NEGATIVE PLEDGE DEED
Subject to the conditions stipulated below, the Bank agrees to amendment of the Negative Pledge Deed as follows:
1.	Clause 3(c) is to be deleted and replaced with the following:
“Notwithstanding anything in Clause 3(b) above, transfer, sell, assign, surrender, convey, lease, lend, licence, discount or otherwise dispose of any Asset to Simsmetal Industries Limited, or make any financial accommodation available to Simsmetal Industries Limited (whether by loan, the raising of money, gift or otherwise) in excess of NZ$10,000,000.”
2.	Clause 3(d) and the following words “For the purposes of Clause 3(c) ... ... ... meanings as in clause 6.1(t)” are to be deleted.
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3.	Clause 6.1(t) is to be deleted.
4.	Clause 6.1(u) is to be deleted.
5.	Clause 6.1(a)(v) is to be deleted and replaced by the following:
“(projections): as soon as practicable (and in any event not later than 90 days) after the end of each financial year, annual projected profit and loss and cash flows on a quarterly basis for the next 12 months, projecting expected utilisation of accommodation provided under any Transaction Documents and capital expenditure requirements;”
The Bank’s agreement to the above amendments is conditional upon acceptance of this letter by the companies named in the Schedule within 14 days of the date hereof. Acceptance is to be indicated by execution on behalf of the said companies of the duplicate of this letter attached hereto and return thereof to our office at Level 4, 48 Martin Place, Sydney.
Yours sincerely

SIGNED for and on behalf of
THE COMPANIES NAMED
IN THE SCHEDULE
by

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SCHEDULE
•	Simsmetal Finance Limited — ACN 052 931 218

•	Simsmetal Holdings Pty Limited — ACN 000 021 563

•	Sims Products Holdings Pty Limited — ACN 000 090 479

•	Universal Inspection & Testing Co Pty Limited — ACN 000 554 656

•	Simsmetal Services Pty Limited — ACN 000 166 987

•	Simsmetal (Qld) Pty Limited — ACN 009 667 752

•	H & D Metals Pty Limited — ACN 004 332 870

•	Simsmetal USA Corporation

•	Sims Asia Holdings Limited

•	Simsmetal Limited (Hong Kong)

•	LMC International, Inc

•	Simsmetal Limited — ACN 008 634 526
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 14 MARCH 1994
COMMONWEALTH BANK OF AUSTRALIA
A.C.N. 123 123 124
SIMSMETAL LIMITED
A.C.N. 008 634 526
AND
THE COMPANIES LISTED IN SCHEDULE ONE
NEGATIVE PLEDGE AMENDMENT DEED
L E TAYLOR
Solicitor
Tenth Floor
Bank House
309 George Street
SYDNEY NSW 2000
Telephone: 227-4720
Reference: RPR - 1104m
DX 1440 SYDNEY
Facsimile: 227 4792
[*] Confidential Treatment Requested

NEGATIVE PLEDGE
THIS DEED is made on the 14th day of March, 1994
BETWEEN
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney (“Bank”)
SIMSMETAL LIMITED ACN 008 634 526 of Level 6, Simsmetal House, 41 McLaren Street, North Sydney (“Sims” and a “Member” of the “Sims Group”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each an “Original Member” and “Member” of the “Sims Group”)
RECITES
A.	By deed dated 29 October 1991 (the “Negative Pledge”) between Sims, the Original Members and the Bank the Members agreed to provide certain covenants in favour of the Bank in consideration of the Bank agreeing to provide certain financial accommodation to Members of the Sims Group.

B.	By letters dated 18 November 1992 and 4 February 1993 from the Bank the Negative Pledge was amended in accordance with terms set out in those letters.

C.	The parties desire to amend the Negative Pledge on the terms and conditions set out in this deed.
WITNESS
1.	DEFINITIONS

Terms defined in the Negative Pledge shall have the same meaning when used in this deed.

2.	VARIATION

2.1	The Negative Pledge as varied by this deed shall take effect as and from 26 November 1993.

2.2	Clause 1.1 of the Negative Pledge shall be amended by deleting paragraphs (e) and (g) from the definition of “Operating Cash Flow”.

2.3	Clause 3(a) of the Negative Pledge shall be amended by deleting “AUD2,000,000” and inserting in lieu “AUD5,000,000”.
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2.

2.4	Clause 3(b)(iii) of the Negative Pledge shall be amended by deleting “AUD7,500,000” and inserting “AUD15,000,000” in lieu.

2.5	Clause 3(b)(iv) of the Negative Pledge shall be amended by deleting “AUD15,000,000” and inserting “AUD30,000,000” in lieu.

2.6	Clause 3(d) of the Negative Pledge shall be deleted.

2.7	Clause 4(g) of the Negative Pledge shall be amended by deleting “AUD5,000,000” and inserting “AUD10,000,000” in lieu.

2.8	Clause 4(h) of the Negative Pledge shall be deleted and a new Clause 4(h) inserted in lieu as follows:
“(h)	Dividends to be declared by all Members to any non-Member in excess of 70% of the Operating Profit of the Sims Group after tax for the relevant financial year.”
2.9	Clause 6.1(n)(ii) of the Negative Pledge shall be deleted.

2.10	Clause 6.1(n)(i) of the Negative Pledge shall be amended by adding after the word “Assets” where first appearing in that paragraph the following words-
“(other than capital expenditure items acquired in the normal course of business of the Members)”
2.11	Clause 6.1(v) of the Negative Pledge shall be amended by deleting the words “and to ensure that any legal defects, irregularities or inadequacies in the terms and conditions upon which Sims USA Corporation holds the said leasehold properties are remedied” are deleted.

3.	CONFIRMATION

In all other respects the parties hereby confirm the covenants terms and conditions of the Negative Pledge as varied by the letters referred in Recital B.

4.	GOVERNING LAW

This deed shall be governed by the laws of New South Wales and each of the parties submits to the non-exclusive jurisdiction of the courts of New South Wales and all courts of appeal from them.
EXECUTED as a deed.
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3.

SCHEDULE ONE
MEMBERS
•	Simsmetal Finance Limited A.C.N. 052 931 218

•	Simsmetal Holdings Pty Limited A.C.N. 000 021 563

•	Sims Products Holdings Pty Limited A.C.N. 000 090 479

•	Universal Inspection & Testing Co Pty Limited A.C.N. 000 554 656

•	Simsmetal Services Pty Limited A.C.N. 000 166 987

•	Simsmetal (Qld) Pty Limited A.C.N. 009 667 752

•	H & D Metals Pty Limited A.C.N. 004 332 870

•	Simsmetal USA Corporation

•	Sims Asia Holdings Limited

•	Simsmetal Limited (Hong Kong)

•	LMC International, Inc
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4.

SIGNED SEALED & DELIVERED for	)
and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
FINANCE LIMITED by	) )
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

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5.

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
HOLDINGS LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMS PRODUCTS	)
HOLDINGS PTY LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of UNIVERSAL	)
INSPECTION & TESTING CO	)
PTY LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

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6.

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
SERVICE PTY LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
(QLD) PTY LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of H & D METALS	)
PTY LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

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7.

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
USA CORPORATION by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMS ASIA	)
HOLDINGS LIMITED by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

SIGNED SEALED & DELIVERED for	)
and on behalf of SIMSMETAL	)
LIMITED (HONG KONG) by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

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8.

SIGNED SEALED & DELIVERED for	)
and on behalf of LMC	)
INTERNATIONAL, INC. by	)
)
its duly authorized attorney appointed	)
under Power of Attorney dated	)

who by his execution hereof certifies that	)
he has no notice of revocation of the said	)
power of attorney and in the presence of:	)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 21ST MARCH 1996
THE COMPANIES NAMED IN THE SCHEDULE
SIMS ALUMINIUM PTY LIMITED
ACN 004 370 905
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
SECOND ACCESSION AND
AMENDING DEED
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 378 4939
Facsimile: (02) 378 4792
DX 1440 Sydney
Ref: GDC 1051071
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[*] Confidential Treatment Requested

SECOND ACCESSION AND AMENDING DEED
THIS DEED is made the 21st day of March 1996
BETWEEN
THE COMPANIES NAMED IN THE SCHEDULE (each a “Member” of the “Sims Group”)
AND
SIMS ALUMINIUM PTY LIMITED ACN 004 370 905 of Level 6, Simsmetal House, 41 McLaren Street, North Sydney, New South Wales (“New Member”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney in the State of New South Wales (“Bank”)
RECITALS
A.	Pursuant to the Negative Pledge Agreement, the Members agreed to provide certain covenants in favour of the Bank in consideration of the Bank agreeing to provide certain financial accommodation to various Members of the Sims Group.

B.	In accordance with clause 8 of the Negative Pledge Agreement, the Members must procure that the New Member becomes a party to the Negative Pledge Agreement.

C.	In consideration of the Bank continuing to provide accommodation to various Members of the Sims Group, the New Member has agreed to enter into this deed.

D.	The parties have agreed to vary the Negative Pledge Agreement in the manner and on the terms and conditions set out in this deed.
THIS DEED WITNESSES and it is agreed as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed, unless the contrary intention appears:

“Annexure”	-	the annexure to this deed;

“Effective Date”	-	the date of this deed;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of
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2.

that deed, as varied or supplemented by:

		(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

		(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed; and

		(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Simsmetal UK Limited;

“Sims”	-	Simsmetal Limited ACN 008 634 526;

“Transaction Documents”	-	has the same meaning as in the Negative Pledge Agreement and includes, without limitation, this deed.
1.2	Interpretation

In this deed, unless the contrary intention appears:
(a)	any reference to “this deed” or “the deed” includes, where the context permits, a reference to each schedule and the Annexure;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this deed as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;
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3.

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the New Member and the Members contained or implied in this deed bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement has the same meaning when used in this deed;

(l)	a term which has a defined meaning in the Negative Pledge Agreement (as amended by this deed) has the same meaning when used in this deed; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this deed, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	ACCESSION

2.1	With effect on and from the Effective Date, the New Member agrees to be bound by the terms of the Negative Pledge Agreement as if it were an original party to the Negative Pledge Agreement as a Member with all the rights, obligations and warranties of a Member under the Negative Pledge Agreement.

2.2	For the purposes of clause 2.1, “Negative Pledge Agreement” means the Negative Pledge Agreement as amended by this deed.

3.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

3.1	With effect on and from the Effective Date, the Negative Pledge Agreement is amended to read as set out in the Annexure.

3.2	This deed is supplemental to the Negative Pledge Agreement and except to the extent provided in this deed, the terms and conditions of the Negative Pledge Agreement will continue in full force and effect and are ratified and confirmed by the parties to this deed.

3.3	Nothing in this deed abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Negative Pledge Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.
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4.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and warranties

The New Member makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents;

(d)	documents binding: each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms;

(e)	transactions permitted: neither the execution and performance by it of the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its memorandum or articles of association or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by the Transaction Documents, does not and will not result in:
(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
(f)	accounts:
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5.

(i)	the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date;

(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	those accounts have been prepared in accordance with clause 1.5(a) of the Negative Pledge Agreement; and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts;
(g)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(h)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(i)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by those documents, have been obtained or effected and are in full force and effect;

(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Transaction Documents is true in all material respects as at the date of this agreement and is not, by the omission of information or otherwise, misleading;

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Transaction Documents; and

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 of the Negative Pledge Agreement or to any agreement to give such a Security Interest.
4.2	Reliance on representations and warranties
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6.

The New Member acknowledges that the Bank has entered into this deed in reliance on the representations and warranties in this clause 4.

5.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the nonexclusive jurisdiction to the courts of that State.

6.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as a deed.
Members

The COMMON SEAL of	)
SIMSMETAL LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL UK LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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7.

The COMMON SEAL of
SIMSMETAL FINANCE LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of
SIMSMETAL HOLDINGS PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS PRODUCTS HOLDINGS PTY	)
LIMITED is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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8.

The COMMON SEAL of UNIVERSAL	)
INSPECTION AND TESTING	)
COMPANY PTY LIMITED is affixed in	)
accordance with its articles of association in	)
the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL SERVICES PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL (QLD) PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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9.

The COMMON SEAL of	)
H & D METALS PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

New Member

The COMMON SEAL of	)
SIMS ALUMINIUM PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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10.

Bank

SIGNED SEALED and DELIVERED	)
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its attorney under power of attorney	)
registered Book No.	)
who declares that he is	)

	)	Attorney
of Commonwealth Bank of Australia	)
in the presence of:	)

Signature of witness

Name of witness (print)
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11.

SCHEDULE
Members
Simsmetal Limited ACN 008 634 526
Simsmetal Finance Limited ACN 052 931 218
Simsmetal Holdings Pty Limited ACN 000 021 563
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal Services Pty Limited ACN 000 166 987
Simsmetal (Qld) Pty Limited ACN 009 667 752
H&D Metals Pty Limited ACN 004 332 870
Simsmetal USA Corporation (incorporated in United States of America)
Simsmetal UK Limited (incorporated in United Kingdom)
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ANNEXURE
SIMSMETAL LIMITED
ACN 008 634 526
AND
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
NEGATIVE PLEDGE
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 378 4939
Facsimile: (02) 378 4792
DX 1440 Sydney
Ref: GDC 1051071
This and the following 41 pages is the annexure referred to in the deed named “Second Accession and Amending Deed” dated 21st March 1996 between Simsmetal Limited, Sims Aluminium Pty Limited, the companies named in schedule 1 to that deed and the Bank
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ii
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NEGATIVE PLEDGE
THIS DEED is made the 21st day of March 1996
BETWEEN
SIMSMETAL LIMITED ACN 008 634 526 of Level 6, Simsmetal House, 41 McLaren Street, North Sydney, New South Wales (“Sims” and a “Member” of the “Sims Group”)
AND
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the “Sims Group”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney in the State of New South Wales (“Bank”)
WHEREAS:
A.	The Bank has agreed to provide financial accommodation to Members of the Sims Group by way of various forms of facilities including foreign currency and trade finance on the terms and subject to the conditions relating to such accommodation including, without limitation, the Facility Agreement.
B.	In consideration of the Bank agreeing to provide such accommodation the Members have agreed to enter into this Deed.
NOW IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

When used in this Deed (including the recitals) the following terms shall have the following meanings unless the subject or the context otherwise requires:

“Assets”	-	of any party, all or any of its assets, undertakings or revenues both present and future, including without limitation, its uncalled capital and called but unpaid capital;

“Associate”	-	has the meaning given to the term “related party” in Approved Accounting Standard AASB1017: Related Party Disclosures;

“AUD and Australian Dollars”	-	the lawful currency for the time being of Australia;
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2.

“Auditor”	-	the auditor or auditors for the time being of the Sims Group;

“Authorisation”		includes:

		(a)	any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

		(b)	in relation to anything which will be prescribed or restricted in whole or part by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgment, filing, registration or notification, the expiry of such period without such intervention or action;

“Authorised Officer”		(a)	in respect of a Member, any person, or any person holding any position, from time to time nominated as an Authorised Officer by the Member by notice to the Bank, such notice to be accompanied by certified copies of the signatures of all new persons so appointed and if no such notice is given, means any person who is an “officer” of the Member within the meaning given in the Corporations Law; and

		(b)	in respect of the Bank, any officer of the Bank whose title of office is or includes the word “Manager” (including any person acting in any such office);

“Bill”	-	a “bill of exchange” as defined in the Bills of Exchange Act 1909 of the Commonwealth of Australia or a bill which may be treated by the holder as a bill of exchange under section 10 of that Act (but shall not include cheques);
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3.

“Business Day”	-	a day (other than a Saturday or Sunday) on which trading banks are open for business in Sydney;

“Capitalised Rent”	-	in respect of a Finance Lease, at any time, the aggregate of:

(a) the greater of:

(i) the then present value (determined in a manner and on assumptions accepted by the Auditor) of all unpaid rent or other periodic payments (whether or not accrued) and the residual value to be paid under the Finance Lease; or

(ii) the then termination value (whatever called) of the Finance Lease (being the amount which would be paid under that Finance Lease if it was terminated as a result of a default by the lessee); and

(b) any other amount payable under any document associated with a Finance Lease;

“Collateral Security”	-	any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Sims Indebtedness, whether or not it also secures any other Financial Indebtedness;

“Commonwealth Bank Group”	-	includes the Bank, any bank constituted under the Commonwealth Banks Act 1959 and any corporation, all the shares of which are held by one or more of the Bank and/or such banks;

“Contingent Liability”	-	uncalled capital held by any Member of the Sims Group in any corporation other than another Member of the Sims Group and any other contingent liability under a Guarantee given by any Member of the Sims Group to any person other than a Member of the Sims Group;
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4.

“control”	-	has the meaning given to that term in Approved Accounting Standard AASB 1017: Related Party Disclosures;

“Corporations Law”	-	the Corporations Law of each Australian jurisdiction in relation to the Members incorporated in an Australian jurisdiction and the equivalent legislation in any relevant jurisdiction for each Member incorporated outside Australia;

“Current Assets”	-	at any time, those of the Total Tangible Assets which are current assets at that time as determined in accordance with accounting principles and practices generally accepted in Australia consistently applied;

“Current Liabilities”	-	at any time, those of the secured and unsecured liabilities and other items falling within the definition of Total Indebtedness at that time which are current liabilities as determined in accordance with accounting principles and practices generally accepted in Australia consistently applied, except that current liabilities shall not include any liability to repay principal, to provide cash cover for maturing Bills, or in relation to any Guarantee, where the relevant financial accommodation was provided under a credit facility (not being an on demand facility) having a term expiring not less than 12 months after the date at which an examination is being made to determine Current Liabilities and where the Financial Indebtedness outstanding under that credit facility has not become due and payable prior to its stated maturity (whether upon default or through the exercise of an optional right of prepayment or termination or otherwise);

“Deed”	-	this deed as varied or amended from time to time;

“Deed of Warranty”	-	the deed of warranty and indemnity dated 22 September 1991 between NZFP Resources Limited, Carter Holt Harvey Limited and Sims;
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5.

“Director”	-	has the meaning given to that term in Approved Accounting Standard AASB 1017: Related Party Disclosures;

“entity”	-	a legal, administrative or fiduciary arrangement, organisational structure or other party (including a person) having the capacity to deploy resources in order to achieve objectives;

“Event of Default”	-	any event specified in clause 7.1;

“Exchange Rate”	-	the rate of exchange referred to in clause 6.1(d)(ii);

“Excluded Member”	-	each of Sims Bird Limited and Sims Rush Pty Limited at any time when the Bank holds security over the respective company’s Assets;

“Facility Agreement”	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as varied by:

(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Sims UK and the Bank; and

(d) the agreement named “Third Amending and Accession Agreement” dated 21st March 1996 between Sims, Sims Finance, Sims USA, Sims UK, the Bank and the companies named in schedule 1 to that agreement;

“Finance Lease”	-	any lease referred to in paragraph (c) of the definition of Financial Indebtedness where the lessee is a Member of the Sims Group;
[*] Confidential Treatment Requested

6.

“Financial Indebtedness”	-	any indebtedness, present or future, actual or contingent under or in respect of moneys borrowed or raised or any financial accommodation whatsoever, including (without limiting the generality of the foregoing):

		(a)	under or in respect of any Guarantee, Bill, promissory note or any acceptance, indorsement and/or any discounting arrangement;

		(b)	par value, premium and dividend (whether or not declared, and whether or not there are sufficient profits or other moneys for payment) of any redeemable share or stock or any share or stock which is the subject of a put option against a Related Party;

		(c)	in respect of any Lease:

			(i)	where the term of the Lease is not less than 75 % of the estimated economic life of the relevant property;

			(ii)	where the present value of the payments under the Lease (calculated including any tax benefit to the lessor as rent) at the commencement of the term of the Lease exceeds 90% of the lower of the market value and the purchase price of the property at the commencement of that term;

			(iii)	where the lessee has any right or any expectation (whether or not legally binding) of acquiring any interest in the relevant property (other than a possessory interest during the term and any renewal) or the
[*] Confidential Treatment Requested

7.

lessee has any right to direct the manner of disposal or to appoint a person to dispose of the property at the expiry of the term of the Lease and any renewal; or

(iv) which under generally accepted accounting principles applicable to the relevant lessee, would be required to be capitalised on the balance sheet of the lessee;

		(d)	the deferred purchase price (for more than 90 days) of any asset or service and any related obligation; or

		(e)	in respect of any obligation to deliver goods or services which are paid for in advance by a financier or which are paid for in advance in connection with any financing transaction;

“Fixed Charges”	-	for any period, with respect to the Sims Group, the sum of:

		(a)	the aggregate amount of interest paid or accrued in respect of moneys borrowed or raised or in respect of any financial accommodation on a consolidated basis (including without limitation amortisation of original issue discounts on any such moneys or accommodation, commissions, discounts and facility, acceptance, usage and issuance and any other fees and charges with respect to any Guarantee, Bill, promissory note or acceptance or any discounting arrangements);

		(b)	all but the principal component of rentals in respect of Capitalised Rent paid, accrued or scheduled to be paid or accrued on a consolidated basis during such period; and
[*] Confidential Treatment Requested

8.

(c) dividends paid, accrued or scheduled to be paid or accrued on a consolidated basis in respect of shares or stock referred to in paragraph (b) of the definition of Financial Indebtedness during the relevant period.

“Governmental Agency”	-	any government or any governmental, semi-governmental or judicial entity or authority;

“Group Guarantee”	-	the deed of that name dated 21st March 1996 and made between Sims, Sims Finance, Sims USA, Sims UK and the other companies named in schedules 1 and 2 of that deed as guarantors and debtors and the Bank;

“Guarantee”	-	any guarantee, indemnity, letter of credit or suretyship, or any other obligation (whatever called and of whatever nature):

(a) to pay, to purchase, to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of Assets, rights or services, or otherwise) for the payment or discharge of;

(b) to indemnify against the consequences of default in the payment of or compliance with the terms of, or

(c) otherwise to be responsible for,

any obligation or indebtedness, any dividend, capital or premium on shares or stock, or the insolvency or the financial condition of any other person;

“Guaranteed Share”	-	any share or stock issued by a Member where the redemption of such share or stock or the payment of capital or dividends on such share or stock is the subject of a Guarantee of a Member or a Guarantee of another person who will have recourse in respect of its liability under that Guarantee directly or indirectly to a Member or its Assets (other than as a shareholder);
[*] Confidential Treatment Requested

9.

“Intangible Assets”	-	all goodwill, copyright, patents, trade marks and licences, research and development, future income tax benefit, underwriting and formation expenses and other items of a like nature which according to current accounting practices are regarded as unidentifiable and intangible assets;

“Latest Audited Consolidated Balance Sheet”	-	the most recently prepared audited consolidated balance sheet of the Sims Group as at or prior to the date at which an examination is being made to determine Total Indebtedness, Total Tangible Assets, Current Assets, Current Liabilities or Shareholders Funds;

“Lease”		(a) any lease, charter or hiring arrangement of any property

(b) any other agreement under which any property is or may be used or operated by a person other than the owner; or

(c) any agreement under which any property is or may be managed or operated for or on behalf of the owner or another person by a person other than the owner, and the operator or manager or its Related Party (whether in the same or another agreement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature, (other than agreements under which the manager of a joint venture uses assets owned by the joint venturers on behalf of the joint venture);

“Liquidation”	-	includes official management, compromise, arrangement, merger, amalgamation, reconstruction, winding up and dissolution, assignment for the benefit of creditors generally, arrangement or compromise with creditors;

“Material Adverse Effect”	-	a material adverse effect upon the ability of any Member to perform its material obligations under any Transaction Document;
[*] Confidential Treatment Requested

10.

“Member”	-	Sims, each company named in Schedule 1 and any other entity which becomes an Additional Member under clause S and/or clause 17 of the Facility Agreement but shall not include the entities listed in Schedule 2 (subject to clause 9(b)(iii));

“Operating Cashflow”	-	for any period with respect to the Sims Group

		(a)	Operating Profit;

		(b)	depreciation expenses;

		(c)	amortisation expenses;

		(d)	net Working Capital movements; and

		(e)	cash receipts of extraordinary items,

after deducting:

		(f)	payments of tax based on income;

		(g)	capital expenditure; and

		(h)	cash disbursements of extraordinary items;

“Operating Profit”	-	for any period with respect to the Sims Group, the sum of:

		(a)	net profit after tax before extraordinary items;

		(b)	Fixed Charges; and

		(c)	provision for taxes based on income;

“Related Party”	-	has the meaning given to the term “related party” in paragraphs (a) — (e) inclusive of Approved Accounting Standard AASB1017: Related Party Disclosures;

“Scheduled Payments”	-	for any period, the capital repayments scheduled to be made by Sims Finance under the Facility Agreement during that period;
[*] Confidential Treatment Requested

11.

“Secured Indebtedness”	-	at any time the aggregate amount of all secured liabilities of the Sims Group other than the Excluded Member;

“Security Interest”	-	includes any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, trust arrangement, encumbrance or any security or preferential interest or arrangement of any kind (including, without limitation, retention of title and any deposit of money by way of security);

“Shareholders’ Funds”	-	Total Tangible Assets less Total Indebtedness;

“Sims Finance”	-	Simsmetal Finance Limited ACN 052 931 218 of 41 McLaren Street, North Sydney;

“Sims Group”	-	the Members and the companies specified in Schedule 2;

“Sims Indebtedness”	-	all moneys from time to time owing or payable to or for the account of the Bank, either actually or contingently and on any account whatsoever, by any Member or Members of the Sims Group, either alone or jointly with others, under or in relation to any Transaction Document;

“Sims UK”	-	Simsmetal UK Limited, a company incorporated in the United Kingdom;

“Sims USA”	-	Simsmetal USA Corporation, a company incorporated in the State of Delaware in the United States of America;

“Simsmetal Industries Limited”	-	the company known as “Simsmetal Industries Limited” incorporated in New Zealand;

“Simsmetal Limited (Hong Kong)”	-	the company known as “Simsmetal Limited” incorporated in Hong Kong;

“Tangible Assets”	-	all Assets other than Intangible Assets;

“Tax”	-	includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency, including (without limitation) any withholding, income, stamp or
[*] Confidential Treatment Requested

12.

transaction tax, duty or charge together with any interest, penalty, charge, fee or other amount imposed or made on or in respect of any of the foregoing;

“Total Indebtedness”	-	at any time the aggregate amount (as disclosed by the Latest Audited Consolidated Balance Sheet) of all secured and unsecured liabilities of the Sims Group together with, unless already included in the Latest Audited Consolidated Balance Sheet:

		(a)	the aggregate amount (as disclosed by its latest audited balance sheet) of all secured and unsecured liabilities of any entity which has become a Member since the date of the Latest Audited Consolidated Balance Sheet and all other amounts which would be included in this definition if references to the Latest Audited Consolidated Balance Sheet were to the latest audited balance sheet of that entity;

		(b)	the unrepaid principal (or its equivalent) of any Financial Indebtedness (including the Capitalised Rent under each Finance Lease) where the proceeds or benefits of that Financial Indebtedness:

			(i)	have been received by any Member, since the date of the Latest Audited Consolidated Balance Sheet, excluding the amount of any such proceeds which have been applied in reduction of any secured or unsecured liabilities included in this definition; or

			(iii)	are to be received by any Member and the receipt of such proceeds or benefits has been underwritten or otherwise assured to the satisfaction of the Auditor;
[*] Confidential Treatment Requested

13.

(c)	the Capitalised Rent under each Finance Lease as at the date of the Latest Audited Consolidated Balance Sheet;

(d)	the paid up capital amount and accrued but unpaid dividends of Guaranteed Shares;

and after:

(e)	deducting:

(i) the aggregate amount of all secured and unsecured liabilities of any entity which has ceased to be a Member since the date of the Latest Audited Consolidated Balance Sheet and in respect of which no other Member has any liability; and

(ii) the aggregate amount of all liabilities which in the opinion of the Auditor have been defeased in such a way as to enable any such liability to be considered as having been extinguished within the meaning of paragraph 30 of Australian Accounting Standard AAS23; and

(iii) debt reductions of the type referred to in (b)(iii) of the definition of “Total Tangible Assets”;

(f)	eliminating all inter-entity balances among the Members or any of them (including any Member which has become one since the date of the Latest Audited Consolidated Balance Sheet); and

(g)	making such further adjustments
[*] Confidential Treatment Requested

14.

(including, without limitation, elimination of any double counting arising in relation to any Guarantee and the obligation or indebtedness the subject of the Guarantee) which in the opinion of the Auditor are appropriate to make a proper determination of the total amount of the aggregate indebtedness of the Members.

In this definition and the definition of “Current Liabilities”, references to “secured and unsecured liabilities” shall include (without limiting the generality of the expression) all Financial Indebtedness and provisions for estimated liabilities for income taxes, long service leave and dividends recommended, declared or accrued but unpaid and provisions for any Contingent Liability but shall not include paid up share capital (other than Guaranteed Shares), reserves of any nature or undistributed profits;

“Total Tangible Assets”	-	at any time the aggregate of the book values, as disclosed by the Latest Audited Consolidated Balance Sheet, of all Tangible Assets of the Sims Group and of such Intangible Assets of the Sims Group as the Bank in its sole and absolute discretion may from time to time agree, together with, (unless already included in the Latest Audited Consolidated Balance Sheet):

		(a)	the aggregate (as disclosed by its latest audited balance sheet) of the book value of the Tangible Assets as determined by the Auditor (after making provisions for depreciation and bad and doubtful debts and any income yet to mature) of any entity which has become a Member since the date of the Latest Audited Consolidated Balance Sheet;

		(b)	(i) the aggregate proceeds of any issue of shares or stock (including premium) of any
[*] Confidential Treatment Requested

15.

Member received since the balance date of the Latest Audited Consolidated Balance Sheet; and

	(ii)	the aggregate proceeds of any calls on partly paid shares made by any Member which have been received since the balance date of the Latest Audited Consolidated Balance Sheet,

excluding the amount of any such proceeds which:

	(iii)	have been applied in reduction of any secured or unsecured liabilities included in the definition of “Total Indebtedness”; or

	(iv)	have been applied in acquiring any assets included in Total Tangible Assets under this definition;

(c)	the book value of any Tangible Assets (not excluded as provided below) acquired since the date of the Latest Audited Consolidated Balance Sheet by any Member with the proceeds of the sale of shares or units in any entity which has ceased to be a Member since that date;

(d)	the book value of all assets which are or may be leased, chartered, hired, managed, used or operated under a Finance Lease (where the Capitalised Rent has been included in Total Indebtedness) as determined by the Auditor at least annually or (at the option of Sims) the value as at the date of calculation as assessed by a qualified independent valuer chosen by Sims and approved by the Bank);
[*] Confidential Treatment Requested

16.

(e)	the proceeds of any Financial Indebtedness referred to in paragraph (b) of the definition of “Total Indebtedness” excluding the amount of any proceeds which:

(i) have been applied in reduction of any other secured or unsecured liabilities included in that definition; or

(ii) have been applied in acquiring any Assets included in Total Tangible Assets under this definition;

(f)	if a revaluation of a Tangible Asset of any Member has been carried out by an independent valuer approved by the Bank, the excess (if any) of the fair value of that Tangible Asset as established by the valuer over its book value (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a Member since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) and as accepted by the Auditor without qualification;

and after deducting:

(g)	the amount of any income yet to mature and the amount of provisions for depreciation and for bad and doubtful debts as disclosed by the Latest Audited Consolidated Balance Sheet;

(h)	the aggregate (as disclosed by the latest audited balance sheet of the relevant entity) of the book values of the Tangible Assets of any entity which has ceased to be a Member since the date of the Latest Audited Consolidated Balance Sheet, other than Tangible Assets of that entity which have
[*] Confidential Treatment Requested

17.

become assets of another Member since that date (except that, where a revaluation of any asset had previously been made under paragraph (f), the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value);

(i)	the book value of any Tangible Assets of any Member which have been applied since the date of the Latest Audited Consolidated Balance Sheet in the acquisition of any entity which has become a Member since that date (except that, where a revaluation of any asset had previously been made under paragraph (f), the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value); and

(j)	if a revaluation of a Tangible Asset of any Member has been carried out by an independent valuer (whether at the request of the Bank or otherwise), the excess (if any) of the book value of that Tangible Assets (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a Member since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) over its fair value as established by the valuer and as accepted by the Auditor without qualification;

and after:

(k)	eliminating all inter-entity balances among any of the Sims Group (including any Member which has become such since the Latest Audited Consolidated Balance Sheet); and

(l)	making such further adjustments as may properly be necessary to avoid any
[*] Confidential Treatment Requested

18.

double counting of assets or as may be required by the Auditor to enable a proper determination to be made of the total amount of the Total Tangible Assets;

“Transaction Document”	-	this Deed, the Deed of Warranty, the Facility Agreement, the Group Guarantee, any Collateral Security and any other agreement or document made between the Bank and one or more Members from time to time (including any such agreement or document to which others are also party) or issued in favour of the Bank by one or more Members, and any document or agreement entered into under or for the purpose of amending or novating any of them;

“Working Capital”	-	with respect to the Sims Group, all Current Assets (excluding cash at bank and future income tax benefits) less the amount of all Current Liabilities (excluding bank overdrafts and the current portion of all long term debt repayments); and

“writing”	-	and words of like import include all means of reproducing words in a tangible and permanently visible form.
1.2	Interpretation
 In this Deed, except to the extent that the subject or the context otherwise requires:
(a)	words denoting the singular number shall include the plural and vice versa;

(b)	words denoting any gender shall include every other gender;

(c)	words denoting persons shall include bodies corporate, government and governmental authorities and vice versa;

(d)	reference to any legislation or to any provision of any legislation shall include any modification or re-enactment of, or any legislative provision substituted for, and all legislation and statutory instruments issued under, such legislation or such provision;

(e)	headings are for convenience only and shall not affect interpretation;
[*] Confidential Treatment Requested

19.
(f)	references to paragraphs, annexures, schedules and clauses are references to paragraphs, annexures, schedules and clauses of this Deed as varied or replaced from time to time;

(g)	references to States or Territories are references to the States and Territories of the Commonwealth of Australia;

(h)	references to any document, agreement, licence or other instrument shall be deemed to include references to such document, agreement, licence or other instrument as novated, supplemented, varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated, calculated or determined on a day it shall, unless the context or the subject otherwise requires, be estimated, calculated or determined immediately after close of business on that day;

(j)	references to the drawing, indorsement, acceptance or other dealing with a Bill are references to such dealing in accordance with the Bills of Exchange Act 1909 of the Commonwealth of Australia;

(k)	references to any party to this Deed or any other document or agreement shall include its successors and permitted assigns;

(l)	the covenants and agreements on their part contained in this Deed shall bind the Members jointly and severally; and

(m)	references to the “Members” shall be deemed to include a reference to any of them.
1.3	Determination and certificate by Bank conclusive

Except where otherwise provided in this Deed, any determination or certificate by the Bank shall, in the absence of manifest error, be conclusive and binding upon the Members.

1.4	Document or Agreement

In this Deed references to an “agreement” include any Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing and references to a “document” include any agreement (as so defined) in writing, or any certificate, notice, instrument or document of any kind.

1.5	Current Accounting Practice

Except as otherwise provided in this Deed or as the subject or context may otherwise require:
[*] Confidential Treatment Requested

20.
(a)	except to the extent disclosed in such computations and determinations, all computations and determinations as to financial matters and all financial statements to be delivered under this Deed shall be made in accordance with accounting standards applied by, and regulations made under, the Corporations Law and, where not inconsistent with those standards and regulations, generally accepted Australian accounting practices and principles for the time being consistently applied; and

(b)	all accounting terms used in this Deed shall have the meanings respectively ascribed to those terms by those standards, regulations, practices and principles for the time being.
2.	FINANCIAL ACCOMMODATION

2.1	No Obligation

Nothing in this Deed shall impose any obligation on the Bank to provide financial accommodation to any Member of the Sims Group.

2.2	Applicable to all Sims Indebtedness

Unless varied by agreement in writing between the Members and the Bank, the provisions of this Deed shall apply during such time as there shall be any Sims Indebtedness actually or contingently owing or payable to or for the account of the Bank by any Member or Members of the Sims Group.

2.3	Overriding Terms

Except where agreed to the contrary between the Members and the Bank, this Deed shall prevail in the event and to the extent of any inconsistency between this Deed and any other Transaction Document.

3.	NEGATIVE PLEDGE AND RESTRICTION ON DISPOSAL OF ASSETS

Each Member undertakes that, except as the Bank may otherwise consent in writing, it will not, and will ensure that each other Member of the Sims Group and Simsmetal Industries Limited will not:
(a)	create, assume, permit or suffer to exist any Security Interest over all or any of its Assets, except for:
(i)	liens arising by operation of law in the ordinary course of day-to-day business and not securing any Financial Indebtedness where the relevant Member of the Sims Group duly and punctually pays any indebtedness secured by such a lien other than indebtedness contested in good faith;

(ii)	any Collateral Security; and
[*] Confidential Treatment Requested

21.
(iii)	any Security Interest in respect of Secured Indebtedness not exceeding 5 % of Total Tangible Assets;
(b)	transfer, sell, assign, surrender, convey, lease, lend (other than to Members), licence, discount or otherwise dispose of, or (subject to paragraph (a) hereof) create any interest in, all or any part of its Assets (hereinafter called a “Disposal”), either in a single transaction or in a series of transactions and whether related or not:
(i)	for less than full consideration in money on an arms length basis; or

(ii)	if the subject Assets or part thereof will or may at the Member’s option be re-acquired by or leased to the Member or if the possession or use of the subject Assets or part thereof is retained or obtained by the Member, without the consent of the Bank;

(c)	notwithstanding anything in clause 3(b) above, transfer, sell, assign, surrender, convey, lease, lend, licence, discount or otherwise dispose of any Asset to Simsmetal Industries Limited, or make any financial accommodation available to Simsmetal Industries Limited (whether by loan, the raising of money, gift or otherwise) in excess of NZD10,000,000.
4.	FINANCIAL RATIOS

Each Member undertakes that it will not and it will ensure that each company specified in Schedule 2 will not, without the prior written consent of the Bank, at any time while there is any Sims Indebtedness actually or contingently owing or payable to or for the account of the Bank, allow, permit or suffer:
(a)	Shareholders’ Funds: Shareholders Funds to be less AUD150,000,000;

(b)	leverage ratio: Total Indebtedness to exceed 60% of Total Tangible Assets;

(c)	debt coverage: the aggregate of the Financial Indebtedness of all Members to exceed 75% of Shareholders’ Funds;

(d)	Fixed Charges cover: Operating Profit for each period of 12 months ending on or after 30 June, divided by Fixed Charges for the same period, to be less than 2.5; or

(e)	Secured Indebtedness: Secured Indebtedness to exceed 5% of Total Tangible Assets.
5.	REPRESENTATIONS AND WARRANTIES
5.1	Representations and warranties
[*] Confidential Treatment Requested

22.
Each Member makes the following representations and warranties for the benefit of the Bank:
(a)	status: it is validly created and existing under relevant laws;

(b)	power: it has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated;

(c)	authorisations: it has taken all necessary action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents;

(d)	documents binding: each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms;

(e)	transactions permitted: neither the execution and performance by it of the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:
(i)	any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

(ii)	its memorandum or articles of association or other constituent documents; or

(iii)	any other document or agreement which is binding upon it or its Assets, and, except as may be provided by the Transaction Documents, does not and will not result in:
(iv)	the creation or imposition of any Security Interest on any of its Assets under any of the foregoing; or

(v)	the acceleration or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness;
(f)	accounts:
(i)	the most recent consolidated audited accounts of the Sims Group give a true and fair view of its and the Members’ state of affairs as at the date to which they relate and the results of its and the Members’ operations for the accounting period ended on such date;
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23.
(ii)	there has been no change in its and the Sims Group’s state of affairs since such date which may have a Material Adverse Effect;

(iii)	those accounts have been prepared in accordance with paragraph 1.5(a); and

(iv)	there is no material Financial Indebtedness or any other liability or contingent liability which is not disclosed in those accounts;
(g)	no litigation: no litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to its knowledge, threatened, which might have a Material Adverse Effect;

(h)	no default:
(i)	it is not in default under any document or agreement binding on it or its Assets which relates to Financial Indebtedness or is material; and

(ii)	nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under any such document or agreement;
(i)	Authorisations: all Authorisations, if any, required in connection with the execution, delivery or performance by it of its obligations under, or to ensure the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by those documents, have been obtained or effected and are in full force and effect;

(j)	no misrepresentation: all information provided by it to the Bank in or in connection with the Transaction Documents is true in all material respects as at the date of this Deed and is not, by the omission of information or otherwise, misleading;

(k)	no undisclosed agreements: there are in existence no documents or agreements which have not been disclosed to the Bank and which are material in the context of the Transaction Documents; and

(l)	title: none of its Assets is subject to any Security Interest which is not permitted by clause 3 or to any agreement to give such a Security Interest.
5.2	Reliance on representations and warranties

Each Member acknowledges that the Bank has entered this Deed and has entered and will enter the other Transaction Documents in reliance on the representations and warranties in this clause 5.
[*] Confidential Treatment Requested

24.
6.	GENERAL UNDERTAKINGS

6.1	General Undertakings

Each Member undertakes as follows, except to the extent that the Bank otherwise approves:
(a)	corporate reporting and information: it will furnish to the Bank:
(i)	annual accounts: as soon as practicable (and in any event not later than 90 days) after the close of each of its financial years, copies of the Latest Audited Consolidated Balance Sheet and its audited profit and loss account and, upon request by the Bank, its unconsolidated audited balance sheet and profit and loss account;

(ii)	semi-annual accounts: as soon as practicable (and in any event not later than 60 days) after the first half of each of its financial years, copies of the Sims Group’s consolidated unaudited balance sheet and profit and loss account in respect of such half-year;

(iii)	compliance certificates:
(A)	as soon as practicable (and in any event not later than 60 days) after the close of each financial year; and

(B)	as soon as practicable (and in any event not later than 45 days) after the first half of each financial year, a statement signed by two Directors and a certified minute of the Board of Directors of Sims confirming that in their opinion the negative pledge and asset disposal restrictions in clause 3, the financial ratios in clause 4 and all other terms and conditions of the Transaction Documents have been complied with during the relevant period;
(iv)	management accounts: as soon as practicable (and in any event not later than 60 days) after the end of each half year management accounts relating to the Sims Group specifying:
(A)	half yearly, year-to-date and budget figures in respect of the profit and loss account and cash flow;

(B)	a balance sheet as at the end of the relevant half year;

(C)	detailed calculations demonstrating compliance with the covenants in clause 4.
(v)	projections: as soon as practicable (and in any event not later than 90 days) after the end of each financial year, annual projected profit and loss
[*] Confidential Treatment Requested

25.
and cash flows on a quarterly basis for the next 12 months, projecting expected capital expenditure requirements;
(vi)	Auditor’s certificate: as soon as practicable (and in any event not later than 90 days) after the close of each of its financial years a statement signed by the Auditor confirming that in his opinion the negative pledge and asset disposal restrictions in clause 3 and financial ratios in clause 4 have been complied with during the relevant financial year;

(vii)	documents issued to shareholders: promptly, all documents issued by each Member as required by applicable law to its shareholders or unitholders, as the case may be, except:
(A)	notices of annual general meetings; and

(B)	the documents required to be distributed under section 315 of the Corporations Law, unless there is any business to be conducted at an annual general meeting other than approval of the accounts made out in accordance with Division 4 of Part 3.6 of the Corporations Law for the last financial year, in which case a copy of the relevant notice of meeting shall be furnished to the Bank;
(viii)	prospectuses: a copy of any prospectus or other document intended for public release, released by a Member, relating to the issue of any security to the public, promptly following its release;

(ix)	Deed of Warranty: copies of all notices given or received pursuant to the provisions of the Deed of Warranty, including, without limitation, a copy of each Environmental Plan (as defined in the Deed of Warranty) forthwith upon preparation thereof, and

(x)	other information: upon request, such other information, including, without limitation, copies of any valuations obtained, in relation to its and the Sims Group’s financial condition or business (including, without limitation, such information as will enable the Bank at any time to determine compliance with clauses 3 and 4) as the Bank may reasonably request;
(b)	accounting principles: it will ensure that each balance sheet and profit and loss account furnished to the Bank under paragraphs (a)(i) and (a)(ii) shall:
(i)	be prepared in accordance with paragraph 1.5(a); and

(ii)	give a true and fair view of the state of affairs of the relevant entity and the result of its operations, as at the date, and for the period ending on the date, to which such accounts are prepared;
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26.
(c)	Authorisations: it will use its best endeavours to ensure that all Authorisations required for the validity, enforceability and performance of its obligations under the Transaction Documents are obtained and promptly renewed and maintained in full force and effect and it will promptly provide copies to the Bank when they are obtained or renewed;

(d)	notice to Bank: it will give notice to the Bank as soon as it becomes aware of the same of:
(i)	any Event of Default or event which with the giving of notice or passage of time, or both, would constitute an Event of Default;

(ii)	all litigation, arbitration or similar proceedings to which any Member is a party involving a claim in excess of AUD2,500,000 (or, where the claim is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD2,500,000, calculated at the Bank’s spot rate for the purchase of that currency with Australian Dollars two Business Days beforehand);

(iii)	any proposal by any Governmental Agency to acquire compulsorily the whole or a substantial part of the Assets or business of a Member;

(iv)	any substantial dispute between any Member and any Governmental Agency

(v)	the appointment of an inspector under any companies legislation to investigate all or any part of the affairs of any Member in relation to a possible contravention by it of that legislation; and

(vi)	any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer so appointed and any major change in management or other personnel which may have a significant impact on the conduct of the business of any Member;
(e)	corporate existence: it will, and will ensure that each Member of the Sims Group will, do all things necessary to maintain its existence in good standing and will not transfer its jurisdiction of creation or enter into any merger or consolidation and/or default in a material respect in complying with the provisions of the Corporations Law;

(f)	revaluation: it will, on those occasions when the Bank considers that the circumstances render it reasonable to do so (and the Bank having its reasons for so considering), obtain a revaluation of any Tangible Asset by a valuer approved by the Bank, at its expense;

(g)	insurance: it shall maintain and keep in force with good and responsible insurance companies satisfactory to the Bank and in adequate amounts, all such
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27.
insurances as would prudently be effected and maintained in the case of an entity carrying on its business and owning Assets similar to that of the Member;
(h)	accounts: it shall maintain proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs in accordance with generally accepted accounting practices consistently applied;

(i)	reserves: it shall maintain adequate reserves in its books of account for all appropriate expenses, costs and contingencies in accordance with generally accepted accounting practices consistently applied including (without limitation) reserves for all taxes, assessments, charges, levies, claims, doubtful debts, premiums due on required prepayment, depreciation, obsolescence and amortisation;

(j)	inspection: it shall permit the Bank to inspect any of its Assets and to examine the minute books, books of account and other records reasonably requested by the Bank and to make copies or take extracts and discuss its affairs, finances and accounts with its officers and the Auditor during normal business hours and at such other reasonable times and as often as the Bank may reasonably request;

(k)	maintenance of property: it shall maintain, keep and preserve:
(i)	all of its Assets in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements and improvements to such Assets; and

(ii)	all of its franchises, licences, copyrights, patents, trade names, trade marks and similar Assets which are material to its business;
(except where the failure to do so would not have a Material Adverse Effect);
(l)	change in ownership or control: it shall notify the Bank in writing as soon as practicable and in any event within 10 days of it becoming aware of any material change or an intention to effect a material change in the legal or beneficial ownership of Sims or a material change in the effective control of Sims;

For the purposes of this sub-clause 6.1(1) and clause 7.1(q):
(i)	“a material change in the legal or beneficial ownership of Sims” means that a person who is not so entitled at the date of this Deed acquires a relevant interest (as that term is defined in the Corporations Law) in 30% or more of the issued share capital of the Member (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in the distribution of either profits or capital);

(ii)	“a material change in the effective control of Sims” means that a person who did not have such capacity at the date of this Deed either:
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(a)	acquires the capacity to control the composition of the Board of Directors of Sims; or

(b)	is able to cast, or control the casting of, more than 30% of the maximum number of votes that might be cast at a general meeting of Sims;
(iii)	without limiting by implication the circumstances in which the composition of the Member’s Board of Directors is to be taken and be controlled by another person, the composition of Sims’ Board of Directors shall be taken and be controlled by another person if that other person, by the exercise of some power exercised with or without the consent of the concurrence of any other person by that other person, can appoint or remove all or a majority of the directors, and for the purpose of this sub-clause that other person shall be deemed to have power to make such an appointment if:
(a)	a person cannot be appointed as a director of Sims without the exercising in his favour by the other person of such a power; or

(b)	a person’s appointment as a director of Sims follows necessarily, his being a director or other officer of the other person where the other person is a corporation;
(iv)	“a person” includes, without limitation, any two or more bodies corporate which are related to each other within the meaning of Section 50 of the Corporations Law and their nominees.
(m)	new Related Party: it shall notify the bank in writing as soon as practicable and in any event within 10 days of it becoming aware of an entity becoming a Related Party of a Member or it becoming aware of an intention to cause an entity to become a Related Party of a Member. Such notice shall state whether, at that time, financial accommodation has been provided by the Bank or any member of the Commonwealth Bank Group to that entity;

(n)	business activities: it shall ensure that the Sims Group maintain secondary metal recycling, collection and processing and related activities as the core business activities of the Sims Group;

(o)	risk management: it shall only engage in foreign exchange, swap, futures contracts, forward contracts or similar transactions where such transactions have a genuine link to the risk management of that Member’s Financial Indebtedness or an underlying trade transaction;

(p)	Board of Directors: to the extent it is able, it must do all things necessary to ensure that the board of directors of Sims and of it is comprised of persons more than half of whom:
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(i)	are not appointed by, or appointed to represent the interests of, any substantial shareholder (as that term is defined in Section 708(1) of the Corporations Law) in Sims; and

(ii)	are not Associates of any substantial shareholder (as that term is defined in Section 708(1) of the Corporations Law) of Sims (other than by being a director of a Member); and

(iii)	are not employed by Sims or any of its subsidiaries;
(q)	Deed of Warranty: it shall ensure that Sims does not assign, encumber or amend or consent or acquiesce to the assignment, encumbering or amendment of the Deed of Warranty or its interests thereunder; and

(r)	financial assistance: it will not and it will ensure that each other Member of the Sims Group will not:
(i)	advance money or make available financial accommodation to or for the benefit of;

(ii)	give a Guarantee or Security Interest in connection with an obligation or liability of; or

(iii)	subscribe for or take equity in the capital of,
Sims Rush Pty Limited ACN 068 383 675 or Sims Bird Limited (incorporated in the United Kingdom) for an amount in aggregate in excess of AUD2,000,000.
6.2	Term of Undertakings

Each undertaking in this clause shall continue from the date of this Deed until the Sims Indebtedness is fully and finally paid or repaid, as the case may be, at which time a final discharge of this Deed will be given to the Members.

7.	EVENTS OF DEFAULT

7.1	Events of Default

Upon the occurrence of any of the following:
(a)	non-payment: any Member fails to pay in the manner required any amount due and payable by it under any Transaction Document on the due date;

(b)	other obligation:
(i)	any Member fails to observe or perform any of its other obligations under this Deed or any other Transaction; and
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(ii)	if such failure is capable of remedy, it is not remedied to the satisfaction of the Bank by the date 14 days after such failure;
(c)	misrepresentation: any representation, warranty or statement made or deemed to be made by any Member in any Transaction Document or any document delivered under any Transaction Document proves to have been untrue in any material respect when made or deemed made;

(d)	cross default:
(i)	any Financial Indebtedness in excess of AUD2,500,000 (or, where the Financial Indebtedness is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD2,500,000, calculated at the Exchange Rate) of any Member becomes due and payable prior to its stated maturity (other than through the exercise by the Member of an optional or negotiated right or prepayment, in the absence of continuing default) and is not paid when due; or

(ii)	any stock or share issued by any Member is required to be redeemed or repurchased in advance of its stated maturity (other than at the option of the issuer or as agreed between the holder and the relevant issuer, in the absence of continuing default);
(e)	winding up:
(i)	an application (other than a frivolous or vexatious application for which an application for its dismissal has been made) or an order is made for the winding up or dissolution of any Member and, in the case of an application, if contested in good faith is not stayed, discontinued or withdrawn within 14 days; or

(ii)	a resolution is passed for the- winding up or dissolution of any Member otherwise than for the purposes of a reconstruction or amalgamation on terms approved by the Bank;
(f)	receiver: a receiver or receiver and manager, official manager, administrator, trustee or similar officer is appointed to all or any part of the Assets of any Member;

(g)	Security Interests: any Security Interest over any of the Assets of any Member is enforced for an amount exceeding AUD2,500,000 (or, where the amount for which enforcement is sought is denominated in a currency other than Australian Dollars, the equivalent in that currency of AUD2,500,000, calculated at the Exchange Rate);

(h)	execution: a distress, attachment or other execution in an amount of not less than AUD1,000,000 (or, where the amount for which levy or enforcement is sought is denominated in a currency other than Australian Dollars, the equivalent in that
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currency of AUD1,000,000, calculated at the Exchange Rate) is levied or enforced upon or against any Assets of any Member;

(i)	cessation of business: any Member ceases or threatens to cease to carry on its business or disposes or threatens to dispose of the whole or a substantial part of its:
(i)	business; or

(ii)	Assets,
whether by a single transaction or a series of transactions and whether related or not (except as permitted under paragraph 3(b) or for the purpose of reorganisation, merger or consolidation the terms of which have been approved by the Bank) or stops payment generally and which event, in the opinion of the Bank, may have a Material Adverse Effect;

(j)	reduction of capital: without the prior written consent of the Bank (such consent not to be unreasonably withheld) any Member reduces or attempts to reduce its capital (otherwise than by the redemption of redeemable shares) or passes or takes any steps to pass a resolution under section 188(2) or 205(10) of the Corporations Law or any equivalent provision or any Member (being a trust) distributes or attempts to distribute its capital;

(k)	inspector: an inspector is appointed under any companies or trade practices legislation to investigate all or any part of the affairs of any Member in relation to a possible contravention by it of that legislation and the legislation is found to have been contravened;

(l)	insolvency: any Member is unable to pay its debts when they fall due, or is deemed unable to pay its debts under any applicable legislation (other than as a result of a failure to pay a debt or claim which is the subject of a good faith dispute);

(m)	arrangement with creditors: any Member enters into or resolves to enter into any arrangement, composition or compromise with or assignment for the benefit of its creditors generally or any class of its creditors or proceedings are commenced to sanction any such arrangement, composition or compromise other than for the purposes of a reconstruction or amalgamation on terms approved by the Bank;

(n)	analogous process: anything analogous or having substantially similar effect to anything referred to in paragraphs (e) to (m) inclusive shall occur with respect to any Member;

(o)	vitiation of Transaction Documents:
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(i)	all or any part of clauses 3 or 4 of this Deed or of any other material provision of any Transaction Document is terminated or is or becomes void, illegal, unenforceable or of limited force and effect; or

(ii)	any person becomes entitled to terminate, rescind or avoid all or any material part of any material provision of any Transaction Document other than in accordance with its terms;
(p)	revocation of Authorisation: any Authorisation of a Governmental Agency which is essential to the performance by any Member of its obligations under any Transaction Document or for the validity and enforceability of any Transaction Document is repealed, revoked or terminated or expires or is modified or amended in a manner unacceptable to the Bank and is not replaced by another sufficient Authorisation;

(q)	change in ownership or control: the Bank in its absolute discretion at any time determines that there has been a material change in the legal or beneficial ownership of Sims or a material change in the effective control of Sims, and the Bank at any time within 60 days after the date of notification to the Bank of such change coming into effect by notice in writing to Sims declares the change to be unacceptable;

(r)	material adverse change: any other event or series of events, whether related or not, occurs (including, without limitation, any material adverse change in the business, Assets or financial condition of Sims) which in the reasonable opinion of the Bank may have a Material Adverse Effect, then in any such event, and at any time thereafter, the Bank may by notice to Sims (on behalf of all the Members):
(A)	declare all moneys actually or contingently owing or payable to or for the account of the Bank by any Member or Members on any account whatsoever and whether alone or jointly with others to be immediately due and payable, whereupon the same shall be immediately due and payable, including without limitation:
(I)	an amount equal to the aggregate face value of all Bills which have been accepted, indorsed and/or discounted by the Bank and which either have not matured by or mature on the date of that notice; and

(II)	an amount equal to the uncalled face or maximum amount of any Guarantee issued by the Bank; and/or
(B)	cancel any obligation of the Bank to make further advances or provide further accommodation to any Member or Members; and/or
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(C)	declare any Collateral Security to be enforceable whereupon, subject to the requirements of any applicable legislation, such Collateral Security shall be immediately enforceable.
The Bank shall be deemed to have received any amounts described in paragraph (A) of clause 7.1 in accordance with that clause pending maturity of any outstanding Bill or Guarantee on terms that such amounts shall be credited to an account in the name of the relevant Member established by the Bank and that the same shall bear interest at the rate from time to time payable by the Bank to its customers for a similar term and amount and until each Bill or Guarantee is presented for payment or until all Bills have matured. On the Maturity Date of a Bill, or the date for payment of a Guarantee, the Bank must apply the moneys so held by it towards paying the holder of that Bill or the beneficiary of the Guarantee. On the satisfaction of all obligations (contingent or otherwise) of the Bank under all Bills and Guarantees the Bank must repay to the relevant member the amount which the Bank certifies to be the amount remaining out of the amount so paid (including interest accrued thereon) under satisfaction of all those obligations and any other obligations of the Members under this Deed.

Any notice given by the Bank pursuant to paragraphs (A), (B) or (C) of clause 7.1 shall be of no effect if:
(a)	it is given because of the occurrence of an event of default specified in paragraphs (b), (c), (d), (i), (j), (k), (n), (to the extent that it is analogous to any matter referred to in the preceding paragraphs), (o) or (r); and

(b)	within two business days of the notice the relevant Member is able to show to the Bank’s satisfaction that:
(i)	the Event of Default has ceased to exist; or

(ii)	the continuation of the Event of Default does not have a Material Adverse Effect.
7.2	New Related Party
(a)	Where, after the date hereof, an entity becomes a Related Party of a Member and, at such time, financial accommodation has been provided to such entity by the Bank or any member of the Commonwealth Bank Group (“existing accommodation”), the Bank may, at any time within 60 days after the notification to the Bank that an entity with existing accommodation has become a Related Party of a Member, by notice in writing to that entity or any other Member declare:
(i)	that where the notice is given to the relevant entity, the existing accommodation (or any lesser amount specified in the notice) is due and payable within the period specified in the notice which shall be not less than 60 days;
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(ii)	that where the notice is given to a Member other than the relevant entity, financial accommodation then provided by the Bank to that Member must be reduced by payment of an amount (specified in the notice) equal to or less than the existing accommodation within the period specified in the notice.
(b)	Amounts specified in a notice given pursuant to paragraph (a) are payable within the period specified in such notice.
8.	ADDITIONAL MEMBERS

Any entity not being a Member of the Sims Group may become a Member (herein called an “Additional Member”) for the purposes hereof by entering into a deed supplemental hereto in a form reasonably satisfactory to the Bank (and by satisfying any additional reasonable requirements of the Bank), whereby the Additional Member agrees to be bound by all the obligations, representations, warranties and other provisions herein as if it were an original party hereto, whereupon such Additional Member shall be deemed to be a Member of the Sims Group for all purposes hereof.
9.	PROCUREMENT AND RETIREMENT OF MEMBERS
(a)	Each Member warrants that every entity which is a Related Party of a Member is a party hereto other than the companies in Schedule 2.

(b)	Each Member undertakes that (other than with respect to entities which the Bank agrees to exclude from this sub-clause):
(i)	it shall procure that every entity which becomes a wholly owned subsidiary of that Member; and

(ii)	it shall use reasonable endeavours to procure that every entity which becomes a Related Party (other than a wholly owned subsidiary of that Member); and

(iii)	in the event that it becomes permissible under relevant New Zealand law for Simsmetal Industries Limited to become a Member and to fulfil the requirements set out below in this clause 9(b), Simsmetal Industries Limited, shall become a Member of the Sims Group for the purposes of this Deed in accordance with clause 8 and shall enter into an accession deed (or accession deeds) in form and substance reasonably satisfactory to the Bank (and satisfying any additional reasonable requirements of the Bank) whereby the Additional Member agrees to be bound by all the obligations, representations, warranties and other provisions of the Group Guarantee as if it were an original party to that document.
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(c)	A Member of the Sims Group shall cease to be a Member for the purposes of this Deed, and shall be released from all obligations or liabilities under this Deed and under any agreement supplemental hereto, only in the event of:
(i)	such Member ceasing to be a Related Party of all Members of the Sims Group following the disposal of shares (or the relevant means of control) by the Members of the Sims Group in such Member, provided that the disposal of shares and the ceasing of the Member to be a Member for the purposes of this Deed will not result in a contravention of clause 3 or 4;

(ii)	the distribution or transfer to the Members of the Sims Group in the course of a members’ voluntary winding up or a creditors’ voluntary winding up (where the only creditors are one or more Members of the Sims Group) of such Member of such part of the Assets of such Member being wound up as the Members of the Sims Group are entitled to in proportion to their ownership in such Member; or

(iii)	the Sims Indebtedness being fully paid or repaid to the Bank, as the case may be, provided that any payment or repayment of the said Sims Indebtedness which shall at any time hereafter be avoided under any law for the time being in force relating to the winding up or official management of companies shall be deemed never to have been made and to that extent that liability of the Members of the Sims Group in respect of such amount and this Deed shall subsist to the benefit of the Bank.
(d)	The Bank may in its sole and absolute discretion at any time agree to release a Member from all obligations or liabilities under this Deed and under any agreement supplemental hereto, whereupon such Member shall cease to be a Member for the purposes of this Deed and in such event, the Bank shall at the request and cost of such Member execute and do all such deeds, acts and things as may be reasonably necessary to release the Member from such obligations and liabilities, provided that any such agreement to release shall not affect any obligation or liability of any other Member of the Sims Group.
10.	BANK’S ACCOUNTS

The accounts kept by the Bank shall constitute conclusive evidence, in the absence of manifest error, of the amount at any time due from any Member under any Transaction Document. The Bank will on request by Sims inform it either orally or in writing (and if orally, promptly confirmed in writing) of any such amount.

11.	EXPENSES

The Members shall on demand reimburse the Bank for:
(a)	the reasonable expenses of the Bank (including but not limited to travelling and out-of-pocket expenses) incurred in connection with the negotiation, preparation,
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execution and completion of the Transaction Documents and any subsequent consent, approval, waiver, amendment, variation, release or discharge; and

(b)	the expenses of the Bank in connection with the enforcement of, or the preservation of any rights under, the Transaction Documents including, without limitation, any reasonable expenses incurred in retaining consultants to evaluate matters of material concern to the Bank, including in each case external and/or inhouse legal costs and expenses on a solicitor and client basis.

12.	STAMP DUTIES

12.1	Stamp Duties

The Members shall pay all stamp, transaction, registration and similar Taxes (including fines and penalties) which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

12.2	Other Duties

Such Taxes shall include financial institutions duty, bank account debit tax or other Tax payable by return.

12.3	Indemnity

Each Member will indemnify the Bank on demand against any liabilities resulting from delay or omission to pay such Tax.

13.	WAIVERS, REMEDIES CUMULATIVE

13.1	Failure or Delay

No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document by the Bank shall operate as a waiver, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

13.2	Rights Cumulative

The rights, powers, privileges and remedies provided to the Bank in the Transaction Documents are cumulative and not exclusive of any rights, powers, privileges or remedies provided by law.
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14.	SEVERABILITY OF PROVISIONS

Without in any way limiting paragraph 7.1(p)(i), any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability but that shall not invalidate the remaining provisions of that Transaction Document or affect the provision in any other jurisdiction.

15.	SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

15.1	Survival

All representations and warranties in any Transaction Document shall survive the execution and delivery of the Transaction Documents and the provision of, or rollover of, accommodation under any Transaction Document and shall be deemed to be repeated on the occasion of each such provision or rollover.

15.2	Continuing Obligation

Each indemnity in any Transaction Document shall:
(a)	be a continuing obligation;

(b)	constitute a separate and independent obligation of the party giving the indemnity from its other obligations under the Transaction Documents; and

(c)	survive termination of the relevant Transaction Document.
16.	MORATORIUM LEGISLATION

To the full extent permitted by law all legislation which at any time directly or indirectly:
(a)	lessens or otherwise varies or affects in favour of a Member any obligation under any Transaction Document; or

(b)	delays or otherwise prevents or prejudicially affects the exercise by the Bank of any right, power or remedy conferred by any Transaction Document,

is negatived and excluded from the Transaction Documents.
17.	CONTINUING DEED

Subject to clause 9, this Deed shall continue notwithstanding any settlement of account, intervening payment or other matter or thing whatsoever until a final discharge of this Deed shall have been given to the Members.

18.	ASSIGNMENTS

18.1	Assignment by Members
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No Member shall assign or transfer all or any of its rights or obligations under this Deed without the prior written consent of the Bank.

18.2	Assignment by Bank

The Bank may assign or transfer all or any of its rights or obligations under the Transaction Documents to another bank or financial institution at any time if:
(a)	any necessary prior Authorisation is obtained; and

(b)	Sims has given its prior written consent to such transfer or assignment, which consent:
(i)	shall not be unreasonably withheld; and

(ii)	will be deemed to have been given if no response is received within 15 days of a request for such consent.
19.	SET-OFF

19.1	Set-off

Each Member severally authorises the Bank (but without obligation on the part of the Bank) to apply any credit balance in any currency (whether or not matured) in any of its accounts with any branch in or towards satisfaction of any sum at any time due and payable but unpaid on its due date by it to the Bank under or in relation to any Transaction Document.

19.2	Currency Exchanges

The Bank may effect currency exchanges to implement such a set-off.

20.	NOTICES

20.1	Address for and method of service

All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Deed shall:
(a)	be in writing and addressed as follows:
(i)	if to the Bank, to:
Chief Manager Corporate
Commonwealth Bank of Australia
4th Floor
48 Martin Place
SYDNEY NSW 2000
Facsimile: (02) 378 5081;
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(ii)	if to Sims or a Member, to Sims at:
Level 6
Simsmetal House
41 McLaren Street
NORTH SYDNEY NSW 2060
Attention:      Company Secretary
Facsimile:      (02) 9954 9680
or to such other address or facsimile number as may have previously been notified by the recipient to the sender or to the usual place of business or registered office of the recipient last known as such to the sender;
(b)	be signed by an Authorised Officer of the sender; and

(c)	be deemed to be duly given or made:
(i)	(in the case of delivery in person or by post or cable) when delivered to the recipient at such address; and

(ii)	(in the case of facsimile) on the production by the despatching facsimile machine of a transmission control report showing the relevant number of pages comprising the relevant document to have been sent to the facsimile number of the recipient and the result of the transmission as “OK” (or an equivalent expression) unless the recipient notifies the sender within 24 hours that the transmission was not received in its entirety in a legible form.
20.2	Time of notice

If such notice, request, demand, consent, approval, agreement or other communication is deemed to have been duly given or made after 4.00 pm in the place to which such communication is addressed or on a day which is not a working day in that place, it shall be deemed to have been duly given or made at 9.00 am on the next working day in that place.

20.3	Validity of notice

Any such mode of service shall in all respects be valid and effectual notwithstanding that at the date of such service any Member may be insolvent or absent from the jurisdiction of its domicile or usual residence or may be in the course of liquidation or wound up and notwithstanding any other matter or event whatsoever.

21.	GOVERNING LAW AND JURISDICTION

21.1	Governing law
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This Deed shall be governed by the laws of New South Wales and each Member submits to the non-exclusive jurisdiction of its courts.

21.2	Submission to jurisdiction

Any Member created outside New South Wales irrevocably nominates Sims at its last known principal place of business in New South Wales as its agent to receive service of process in any legal action or proceedings relating to the Transaction Documents in the courts of New South Wales. If Sims ceases to have an office in New South Wales each Member will ensure that there will at all times be another person in New South Wales acceptable to the Bank to receive process on its behalf.

22.	ACKNOWLEDGMENT BY MEMBERS

Each Member confirms that:
(a)	it has not entered into this Deed in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Bank (including, without limitation, any advice, warranty, representation or undertaking); and

(b)	the Bank is not obliged to do anything (including, without limitation, disclose anything or give advice), except as expressly set out in the Transaction Documents.
23.	COUNTERPARTS

This Deed may be executed in any number of counterparts. All of those counterparts taken together shall be deemed to constitute one and the same instrument.

24.	ATTORNEYS

Each attorney executing this Deed states that he has no notice of the revocation of his power of attorney.

25.	INCONSISTENCY WITH OTHER TRANSACTION DOCUMENTS

In the event of any inconsistency between this Deed and any other Transaction Document the provisions of this Deed shall prevail.

26.	PARTIES BOUND

Each Member agrees and acknowledges that it is bound by the terms of this Deed and any other Transaction Document to which it is a party notwithstanding that any party expressed to be a party to this Deed or any other Transaction Document may not have executed the same.
IN WITNESS whereof this Deed has been duly executed by the parties on the date first mentioned above.
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SCHEDULE 1
Members
Sims Finance
Simsmetal Holdings Pty Limited ACN 000 021 563
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection & Testing Co Pty Limited ACN 000 554 656
Simsmetal Services Pty Limited ACN 000 166 987
Simsmetal (Q1d) Pty Limited ACN 009 667 752
H&D Metals Pty Limited ACN 004 332 870
Sims USA
Sims UK
Sims Aluminium Pty Limited ACN 004 370 905
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SCHEDULE 2
(Clause 9)
Consolidated Extrusions Pty Limited
Consolidated Extrusions Management Pty Limited
Australian Refined Alloys Pty Limited
Australian Refined Alloys (Sales) Pty Limited
Simon Metal Products Limited (New Zealand)
Simon Metal Products (Sales) Limited (New Zealand)
Simsmetal Industries Limited (New Zealand)
Sims Rush Pty Limited ACN 004 370 905
Sims Bird Limited (incorporated in the United Kingdom)
Simsmetal Limited (Hong Kong)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 21 SEPTEMBER 2008
THE COMPANIES NAMED IN THE SCHEDULE
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
THIRD AMENDING DEED
(NEGATIVE PLEDGE AGREEMENT)
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 378 4939
Facsimile: (02) 378 4792
DX 1440 Sydney
Ref: GDC 1170634
[*] Confidential Treatment Requested

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[*] Confidential Treatment Requested

     1.
THIRD AMENDING DEED
(NEGATIVE PLEDGE AGREEMENT)
THIS DEED is made the 21 day of September 1998
BETWEEN
THE COMPANIES NAMED IN THE SCHEDULE (each a “Member” of the “Sims Group”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney in the State of New South Wales (“Bank”)
RECITALS
A.	Pursuant to the Negative Pledge Agreement, the Members agreed to provide certain covenants in favour of the Bank in consideration of the Bank agreeing to provide certain financial accommodation to various Members of the Sims Group.

B.	The parties have agreed to vary the Negative Pledge Agreement in the manner and on the terms and conditions set out in this deed.
THIS DEED WITNESSES and it is agreed as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed, unless the contrary intention appears:

“Effective Date”	-	the date on which all the conditions precedent set out in clause 3.1 of the Fourth Amending Agreement have been complied with to the satisfaction of the Bank;

“Facility Agreement”	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as varied by:

(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending
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Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Simsmetal UK Holdings Limited (“Sims UK Holdings”) and the Bank;

(d)    the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Sims Finance, Sims USA, Sims UK Holdings, Simsmetal Limited (“Sims”), the companies named in schedule 1 to that agreement and the Bank; and

(e) the Fourth Amending Agreement;

“Fourth Amending Agreement”	-	the agreement of that name dated on or about the date of this deed between Simsmetal Finance Limited, Simsmetal USA Corporation, Simsmetal UK Holdings Limited and Simsmetal Limited as Borrower, the companies named in schedule 1 to that agreement as Members and the Bank;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as varied or supplemented by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 to that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings; and

(d)   the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank.

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1.2	Interpretation

In this deed, unless the contrary intention appears:
(a)	any reference to “this deed” or “the deed” includes, where the context permits, a reference to the schedule;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this deed as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Members contained or implied in this deed bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement has the same meaning when used in this deed;

(l)	a term which has a defined meaning in the Negative Pledge Agreement (as amended by this deed) has the same meaning when used in this deed; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this deed, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
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2.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

2.1	With effect on and from the Effective Date, the Negative Pledge Agreement is amended as follows:
(a)	insert the following new definitions in clause 1.1:

“‘Cash’	cash as disclosed against the heading “Cash” in the consolidated audited and unaudited balance sheets and profit and loss accounts of the Sims Group prepared in accordance with clause 1.5(a);

‘Net Debt’	the aggregate of the Financial Indebtedness of all Members after deducting the aggregate amount of Cash of all Members;”;
(b)	delete the definition of “Excluded Member” and insert instead the following new definition:

“Excluded Member’ Sims Rush Pty Limited at any time when the Bank holds security over its Assets;”;
(c)	in the definition of “Sims UK” in clause 1.1, delete the words “Simsmetal UK Limited” and insert instead the words “Simsmetal UK Holdings Limited (formerly known as Simsmetal UK Limited)”;

(d)	in clause 4(b), delete “60%” and insert “70%” instead;

(e)	delete clause 4(c) and insert instead the following new clause 4(c):

“debt coverage:	the ratio of Net Debt to Shareholders’ Funds to exceed 1:1;”;
(f)	in clause 4(d), delete “2.5” and insert “2.0” instead;

(g)	in clause 6.1(r):
(i)	delete the words “or Sims Bird Limited (incorporated in the United Kingdom)”; and

(ii)	delete “AUD2,000,000” and insert instead “AUD3,000,000”.
2.2	This deed is supplemental to the Negative Pledge Agreement and except to the extent provided in this deed, the terms and conditions of the Negative Pledge Agreement will continue in full force and effect and are ratified and confirmed by the parties to this deed.

2.3	Nothing in this deed abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Negative Pledge Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.
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5.

3.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction to the courts of that State.

4.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as a deed.
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6.

SCHEDULE
Members
Simsmetal Limited ACN 008 634 526
Simsmetal Finance Limited ACN 052 931 218
Simsmetal Holdings Pty Limited ACN 000 021 563
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal Services Pty Limited ACN 000 166 987
Simsmetal (Qld) Pty Limited ACN 009 667 752
H&D Metals Pty Limited ACN 004 332 870
Simsmetal USA Corporation (incorporated in United States of America)
Simsmetal UK Holdings Limited (incorporated in United Kingdom)
Sims Aluminium Pty Limited ACN 004 370 905
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7.

EXECUTION
Members

The COMMON SEAL of	)
SIMSMETAL LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL UK HOLDINGS LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL FINANCE LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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The COMMON SEAL of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS PRODUCTS HOLDINGS PTY	)
LIMITED is affixed in accordance with its	)
articles of association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of UNIVERSAL	)
INSPECTION AND TESTING	)
COMPANY PTY LIMITED is affixed in	)
accordance with its articles of association in	)
the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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9.

The COMMON SEAL of	)
SIMSMETAL SERVICES PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMSMETAL (QLD) PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
H&D METALS PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
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10.

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS ALUMINIUM PTY LIMITED	)
is affixed in accordance with its articles of	)
association in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

Bank	)

SIGNED SEALED and DELIVERED	)
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)

its attorney under power of attorney	)
registered Book	)
who declares that he is	)
)

of Commonwealth Bank of Australia	)

in the presence of:	)	Attorney

Signature of witness

Name of witness (print)
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 22 SEPTEMBER 1999
THE COMPANIES NAMED IN SCHEDULE 1
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
FOURTH AMENDING DEED
(NEGATIVE PLEDGE AGREEMENT)
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 9378 4939
Facsimile: (02) 9378 4792
DX 1440 Sydney
Ref: GDC 1587041
[*] Confidential Treatment Requested

[*] Confidential Treatment Requested

FOURTH AMENDING DEED
(NEGATIVE PLEDGE AGREEMENT)
THIS DEED is made on 22 September 1999
BETWEEN
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the “Sims Group”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney in the State of New South Wales (“Bank”)
RECITALS
A.	Pursuant to the Negative Pledge Agreement, the Members agreed to provide certain covenants in favour of the Bank in consideration of the Bank agreeing to provide certain financial accommodation to various Members of the Sims Group.

B.	The parties have agreed to vary the Negative Pledge Agreement in the manner and on the terms and conditions set out in this deed.
THIS DEED WITNESSES and it is agreed as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this deed, unless the contrary intention appears:

“Effective Date”	-	the date on which the Bank notifies Sims in writing that all the conditions precedent set out in clause 3.1 of the Fifth Amending Agreement have been complied with to the satisfaction of the Bank;

“Facility Agreement”	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by:

(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending
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Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Simsmetal UK Holdings Limited (“Sims UK Holdings”) and the Bank;

(d)    the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Sims Finance, Sims USA, Sims UK Holdings, Simsmetal Limited (“Sims”), the companies named in schedule 1 to that agreement and the Bank;

(e)    the agreement named “Fourth Amending Agreement” dated 21 September 1998 between, Sims Finance, Sims USA, Sims UK Holdings and Sims as Borrower, the companies named in schedule 1 to that agreement as Members and the Bank; and

(f) the Fifth Amending Agreement;

“Fifth Amending Agreement”	-	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated on or about the date of this deed between Sims Finance, Sims USA, Sims UK Holdings and Sims as Borrower, the companies named in schedule 1 to that agreement as Members and the Bank;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 to that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d) the deed named “Second Amending and Accession Deed” dated 21 March 1996
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between Sims and the other companies named in schedule to that deed as Members, Sims Aluminum Pty Limited as new member and the Bank; and

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement) dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as Members and the Bank.
1.2	Interpretation
In this deed, unless the contrary intention appears:
(a)	any reference to “this deed” or the “the deed” includes, where the context permits, a reference to the schedule;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this deed as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Members contained or implied in this deed bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement has the same meaning when used in this deed;
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(l)	a term which has a defined meaning in the Negative Pledge Agreement (as amended by this deed) has the same meaning when used in this deed; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this deed, then the Bank may withhold that approval; consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

2.1	With effect on and from the Effective Date, the Negative Pledge Agreement is amended in the manner set out in schedule 2 but without prejudice to any act, matter or thing done or effected prior to the Effective Date.

2.2	This deed is supplemental to the Negative Pledge Agreement and except to the extent amended by this deed in the manner set out in schedule 2, the terms and conditions of the Negative Pledge Agreement will continue in full force and effect and are ratified and confirmed by the parties to this deed.

2.3	Nothing in this deed abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Negative Pledge Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

3.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction to the courts of that State.

4.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as a deed.
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SCHEDULE 1
MEMBERS
Simsmetal Limited ACN 008 634 526
Simsmetal Finance Limited ACN 052 931 218
Simsmetal Holdings Pty Limited ACN 000 021 563
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal Services Pty Limited ACN 000 166 987
Simsmetal (Qld) Pty Limited ACN 009 667 752
H&D Metals Pty Limited ACN 004 332 870
Simsmetal USA Corporation (incorporated in United States of America)
Simsmetal UK Holdings Limited (incorporated in United Kingdom)
Sims Aluminum Pty Limited ACN 004 370 905
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SCHEDULE 2
AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
Definitions
1.	In the definition of “Facility Agreement”:
(a)	in paragraph (c):
(i)	insert the word “Holdings” immediately after the letters “UK”; and

(ii)	delete the word “and” at the end of the paragraph;
(b)	in paragraph (d), insert:
(i)	“21 March” immediately after the word “dated”; and

(ii)	the word “Holdings” immediately after the letters “UK”; and
(c)	insert the following new paragraphs:
“(e)	the agreement named “Fourth Amending Agreement” dated 21 September 1998 between Sims, Sims Finance, Sims USA, Sims UK Holdings, the companies named in schedule 1 to that agreement and the Bank; and

(f)	the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 1999 between Sims, Sims Finance, Sims USA, Sims UK Holdings, the companies named in schedule 1 to that agreement and the Bank;”;
2.	In the definition of “Group Guarantee”, insert:
(a)	“21 March” immediately after the word “dated”; and

(b)	the word “Holdings” immediately after the letters “UK”.
3.	In “Sims UK”, insert the word “Holdings” immediately after the letters “UK”.

4.	Insert the following new definition:

“‘Treasury Document’	any currency or interest rate swap agreement, forward interest rate agreement, foreign exchange agreement or similar agreement made between the Bank and one or more Members from time to time;”.
General undertakings
5.	Amend clause 6.1(o) to read as follows:
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“risk management: it shall only engage in foreign exchange, swap, future contracts, forward contracts or similar transactions where such transactions are linked to the risk management (as determined by the risk management policy guidelines set down by the board of directors of Sims from time to time and provided to the Bank) of that Member’s Financial Indebtedness or underlying foreign currency exposure;”.
6.	In clause 6.1(r), delete “AUD3,000,000” and insert instead “AUD10,000,000”.
Events of Default
7.	In clause 7.1(a), insert the words “or within an applicable grace period under any Transaction Document” immediately after the word “date”.

8.	In clause 7.1(b)(i), insert the word “Document” immediately after the word “Transaction”.

9.	At the end of clause 7.1(r), delete the comma and insert instead a semi-colon.

10.	Insert the following new clause 7.1(s):
“(s)	Treasury Document: an event of default, termination event or other similar event occurs under any Treasury Document,”.
Notices
11.	Amend sub-paragraph (i) of clause 20.1(a) to read as follows:
“(i)	if to the Bank, to:

Chief Manager, Institutional Banking Commonwealth Bank of Australia 5th Floor 120 Pitt Street SYDNEY NSW 2000

Facsimile: (02) 9312 4853;”.
Schedule 1
12.	Insert the word “Holdings” immediately after “Sims UK”.
Schedule 2
13.	Immediately after “Sims Rush Pty Limited ACN”, delete the numbers “004 370 905” and insert instead the numbers “068 383 675”.
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EXECUTION
Members

The COMMON SEAL of SIMSMETAL LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)

The COMMON SEAL of SIMSMETAL UK HOLDINGS LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)
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The COMMON SEAL of SIMSMETAL FINANCE LIMITED is affixed in accordance with its articles of association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)

The COMMON SEAL of SIMSMETAL HOLDINGS PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)
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The COMMON SEAL of SIMS PRODUCTS HOLDINGS PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)

The COMMON SEAL of UNIVERSAL INSPECTION AND TESTING COMPANY PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)
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The COMMON SEAL of SIMSMETAL SERVICES PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)

The COMMON SEAL of SIMSMETAL (QLD) PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)
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The COMMON SEAL of H&D METALS PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)

The COMMON SEAL of SIMSMETAL USA CORPORATION
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)
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The COMMON SEAL of SIMS ALUMINIUM PTY LIMITED
is affixed in accordance with its articles of
association in the presence of:

Signature of director	Signature of director

Name of director (print)	Name of director (print)

Bank

SIGNED SEALED and DELIVERED
for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA by
its attorney under power of attorney registered
Book No. who declares that he is

Attorney

of Commonwealth Bank of Australia in the presence of:

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 3RD NOVEMBER 2000
THE COMPANIES NAMED IN SCHEDULES 1 AND 2
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
FIFTH AMENDING DEED AND
ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
L E Taylor
Chief Solicitor
Commonwealth Bank Group
10th Floor, Bank House
309 George Street
SYDNEY NSW 2000
Telephone: (02) 9378 4939
Facsimile: (02) 9378 4792
DX 1440 Sydney
Ref: GDC 1791742
[*] Confidential Treatment Requested

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[*] Confidential Treatment Requested

FIFTH AMENDING DEED AND ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
THIS DEED is made on Third November 2000
BETWEEN
THE COMPANIES NAMED IN SCHEDULE 1 (each a “Member” of the “Sims Group”)
AND
THE COMPANIES NAMED IN SCHEDULE 2 (each a “New Member”)
AND
COMMONWEALTH BANK OF AUSTRALIA ACN 123 123 124 of 48 Martin Place, Sydney in the State of New South Wales (“Bank”)
RECITALS
A.	Pursuant to the Negative Pledge Agreement, the Members agreed to provide certain covenants in favour of the Bank in consideration of the Bank agreeing to provide certain financial accommodation to various Members of the Sims Group.

B.	In accordance with clause 8 of the Negative Pledge Agreement, the Members must procure that each New Member becomes a party to the Negative Pledge Agreement.

C.	In consideration of the Bank continuing to provide financial accommodation to various Members of the Sims Group, each New Member has agreed to enter into this deed.

D.	The parties have agreed to vary the Negative Pledge Agreement in the manner and on the terms and conditions set out in this deed.
THIS DEED WITNESSES and it is agreed as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed, unless the contrary intention appears:

“Effective Date”	-	the date of this deed;

“Facility Agreement”	-	the agreement named “Facility Agreement” dated 29 October 1991 between Sims Finance and Sims USA as borrower and the Bank, as amended, supplemented or varied by:
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(a) letters dated 4 February, 10 June and 29 July 1993 from the Bank;

(b) the agreement named “Amending Agreement” dated 14 March 1994 between Sims Finance, Sims USA and the Bank;

(c) the agreement named “Second Amending Agreement” dated 29 April 1994 between Sims Finance, Sims USA, Simsmetal UK Holdings Limited (“Sims UK Holdings”) and the Bank;

(d)    the agreement named “Third Amending and Accession Agreement” dated 21 March 1996 between Sims Finance, Sims USA, Sims UK Holdings, Simsmetal Limited (“Sims”), the companies named in schedule 1 to that agreement and the Bank;

(e)    the agreement named “Fourth Amending Agreement” dated 21 September 1998 between, Sims Finance, Sims USA, Sims UK Holdings and Sims as Borrower, the companies named in schedule 1 to that agreement as Members and the Bank;

(f)    the agreement named “Fifth Amending Agreement (Multi Option Facility Agreement)” dated 22 September 1999 between Sims Finance, Sims USA, Sims UK Holdings and Sims as Borrower, the companies named in schedule 1 to that agreement as Members and the Bank; and

(g)    the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated on or about the date of this deed between Sims Finance, Sims USA, Sims UK Holdings and Sims as Borrower, Simsmetal UK Limited as New Borrower, the companies named in schedules 1 and 2 to that agreement and the Bank;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the
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3.

companies named in schedule 1 of that deed, as amended, supplemented or varied by:

(a) letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b) the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 to that deed;

(c) the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)    the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as Members, Sims Aluminium Pty Limited as new member and the Bank;

(e) the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as Members and the Bank; and

(f) the deed named “Fourth Amending Deed (Negative Pledge Agreement)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as Members and the Bank.
1.2	Interpretation

In this deed, unless the contrary intention appears:
(a)	any reference to “this deed” or “the deed” includes, where the context permits, a reference to each schedule and the recitals;

(b)	words importing a singular number include the plural and vice versa;

(c)	words importing any gender include every other gender;

(d)	headings are for convenience only and do not affect interpretation;
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4.

(e)	references to paragraphs, sub-clauses, clauses and schedules are references to paragraphs, sub-clauses, clauses and schedules of this deed as varied or replaced from time to time;

(f)	references to States or Territories are references to all States and Territories of the Commonwealth of Australia;

(g)	where the day on or by which any act, matter or thing is or is deemed to be done is not a Business Day such act, matter or thing shall be or be deemed to have been done on or by the immediately succeeding Business Day;

(h)	references to any agreement, licence or other instrument are taken to mean such agreement, licence or other instrument as varied or replaced from time to time;

(i)	where reference is made to any number value or amount being estimated calculated or determined on a day it will unless the context or subject otherwise requires be estimated calculated or determined immediately after close of business on that day;

(j)	the respective covenants and agreements on the part of the Members and the New Members contained or implied in this deed bind them and every two or more of them jointly and each of them severally;

(k)	a term which has a defined meaning in the Facility Agreement has the same meaning when used in this deed;

(l)	a term which has a defined meaning in the Negative Pledge Agreement (as amended by this deed) has the same meaning when used in this deed; and

(m)	except where express provision is made to the contrary, whenever the approval, consent or agreement of the Bank is required under or in connection with this deed, then the Bank may withhold that approval, consent or agreement in its absolute discretion or, where granted, may impose such conditions as the Bank may in its absolute discretion determine.
2.	ACCESSION

2.1	With effect on and from the Effective Date, each New Member agrees to be bound by the terms of the Negative Pledge Agreement as if it were an original party to the Negative Pledge Agreement as a Member with all the rights, obligations and warranties of a Member under the Negative Pledge Agreement.

2.2	For the purposes of clause 2.1, “Negative Pledge Agreement” means the Negative Pledge Agreement as amended by this deed.
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5.

3.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

3.1	With effect on and from the Effective Date, the Negative Pledge Agreement is amended in the manner set out in schedule 3 but without prejudice to any act, matter or thing done or effected prior to the Effective Date.

3.2	This deed is supplemental to the Negative Pledge Agreement and except to the extent amended by this deed in the manner set out in schedule 3, the terms and conditions of the Negative Pledge Agreement will continue in full force and effect and are ratified and confirmed by the parties to this deed.

3.3	Nothing in this deed abrogates, prejudices, diminishes or otherwise adversely affects any rights, remedies, obligations or liabilities of the parties to the Negative Pledge Agreement arising with respect to any act, matter or thing done or effected or otherwise arising prior to the Effective Date.

4.	REPRESENTATIONS AND WARRANTIES

Each New Member represents and warrants that the representations and warranties contained in clause 5 of the Negative Pledge Agreement are true and correct as if made on the Effective Date in respect of the facts and circumstances then subsisting and as if reference to the “Transaction Documents” included this deed and a general reference to “Each Member” or “Members” included the New Member.

5.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales and each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction to the courts of that State.

6.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as a deed.
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6.

SCHEDULE 1
MEMBERS
Simsmetal Limited ACN 008 634 526
Simsmetal Finance Limited ACN 052 931 218
Simsmetal Holdings Pty Limited ACN 000 021 563
Sims Products Holdings Pty Limited ACN 000 090 479
Universal Inspection and Testing Company Pty Limited ACN 000 554 656
Simsmetal Services Pty Limited ACN 000 166 987
Simsmetal (Qld) Pty Limited ACN 009 667 752
H&D Metals Pty Limited ACN 004 332 870
Simsmetal USA Corporation (incorporated in United States of America)
Simsmetal UK Holdings Limited (incorporated in United Kingdom)
Sims Aluminium Pty Limited ACN 004 370 905
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7.

SCHEDULE 2
NEW MEMBERS
Simsmetal UK Limited
Simsmetal UK (Southern) Limited
Simsmetal UK (Midwest) Limited
Simsmetal UK Recycling Limited
Simsmetal UK (Northern) Limited
United Castings Limited
Simsmetal UK (Services) Limited
Simsmetal UK (South East) Limited
Simsmetal UK (Elliott) Limited
Simsmetal UK (South West) Limited
Simsmetal UK (Reclamation) Limited
Simsmetal UK (Wessex) Limited
Simsmetal UK (Glos) Limited
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8.

SCHEDULE 3
AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
Definitions
1.	Insert the following new definitions in alphabetical order:

‘EBITDA’	in relation to a period, the amount shown by the Latest Audited Consolidated Balance Sheet as operating profit of the Sims Group before:

(a) abnormal and extraordinary items;

(b) depreciation and amortisation;

(c) Fixed Charges; and

(d) income tax,

during that period;

‘Guarantors’	each of the companies named as a guarantor under the Group Guarantee and each other entity that becomes a guarantor under the Group Guarantee;

‘Total Guarantors’ Assets’	at any time, the total Assets of all Guarantors as disclosed by the latest audited balance sheets of the Guarantors;”
2.	In the definition of “Facility Agreement”:
(a)	delete the word “and” at the end of paragraph (e);

(b)	insert the word “and” immediately after the semi-colon at the end of paragraph (f); and

(c)	insert the following new paragraph (g):
“(g)	the agreement named “Sixth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 3rd November 2000 between Sims, Sims Finance, Sims USA, Sims UK Holdings, Simsmetal UK Limited, the companies named in schedule 1 to that agreement and the Bank;”
3.	Amend the definition of “Sims UK Holdings” to read as follows:
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9.

‘Sims UK Holdings’	Simsmetal UK Holdings Limited, a company incorporated in the United Kingdom;”
4.	Insert the following additional companies in schedule 1:

“Simsmetal UK Limited

Simsmetal UK (Southern) Limited

Simsmetal UK (Midwest) Limited

Simsmetal UK Recycling Limited

Simsmetal UK (Northern) Limited

United Castings Limited

Simsmetal UK (Services) Limited

Simsmetal UK (South East) Limited

Simsmetal UK (Elliott) Limited

Simsmetal UK (South West) Limited

Simsmetal UK (Reclamation) Limited

Simsmetal UK (Wessex) Limited

Simsmetal UK (Glos) Limited”.
Financial ratios
5.	Amend clause 4(d) to read as follows:
“(d)	Fixed Charges cover: EBITDA for each period of 12 months ending on or after 30 June, divided by Fixed Charges for the same period, to be less than 3.5:1;”
6.	Delete the full stop at the end of clause 4(e) and insert “; or” instead.

7.	Insert the following new clause 4(f):
“(f)	Total Guarantors’ Assets: Total Guarantors’ Assets to be less than 90% of Total Tangible Assets.”.
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10.

EXECUTION
Members

EXECUTED for and on behalf of	)
SIMSMETAL LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK HOLDINGS LIMITED	) )
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL FINANCE LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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11.

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	) )
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMS PRODUCTS HOLDINGS PTY	)
LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
UNIVERSAL INSPECTION AND TESTING COMPANY	) )
PTY LIMITED by	)
authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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12.

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	) )
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL (QLD) PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED for and on behalf of	)
H&D METALS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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13.

The COMMON SEAL of	)
SIMSMETAL USA CORPORATION	)
is affixed in accordance with its constituent	)
documents in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMS ALUMINIUM PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

New Members

Executed as a deed by	)
SIMSMETAL UK LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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14.

EXECUTED as a deed by	)
SIMSMETAL UK (SOUTHERN) LIMITED	) )
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK (MIDWEST) LIMITED	) )
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK RECYCLING LIMITED	) )
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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15.

EXECUTED as a deed by	)
SIMSMETAL UK (NORTHERN) LIMITED	) )
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
UNITED CASTINGS LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK (SERVICES) LIMITED	) )
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

16.

EXECUTED as a deed by	)
SIMSMETAL UK (SOUTH EAST))
LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK (ELLIOTT) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK (SOUTH WEST))
LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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17.

EXECUTED as a deed by	)
SIMSMETAL UK (RECLAMATION))
LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK (WESSEX) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMSMETAL UK (GLOS) LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
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18.

Bank

SIGNED SEALED and DELIVERED	)
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its attorney under power of attorney	)
registered Book No.	)
who declares that he is	)	Attorney
)
of Commonwealth Bank of Australia	)
in the presence of:	)

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 31 OCTOBER 2005
THE COMPANIES NAMED IN SCHEDULE 1
AND
SIMS CO LIMITED
ACN 114 838 630
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124

SIXTH AMENDING DEED AND
ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
J K O’SULLIVAN
General Counsel
Commonwealth Bank Group
Level 11
Bank House
309 George Street
SYDNEY NSW 1155
Tel. (02) 9378 4720
Fax. (02) 9378 2211
DX 1440 SYDNEY
Ref: DCC 2518155
[*] Confidential Treatment Requested

[*] Confidential Treatment Requested

SIXTH AMENDING DEED AND ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
THIS DEED is made on 31 October 2005

PARTIES

Member	The companies named in schedule 1

New Member	Sims Co Limited ACN 114 838 630 Level 6, Simsmetal House, 41 McLaren Street, North Sydney, NSW

Bank	Commonwealth Bank of Australia ACN 123 123 124 Level 15, 52 Martin Place, Sydney NSW
RECITALS
A.	The Negative Pledge Agreement and the Facility Agreement were originally entered into on 29 October 1991. Since then both agreements have been subject to numerous amendments. Both agreements are being further amended, the Negative Pledge Agreement by this deed.

B.	Under the terms of the Negative Pledge Agreement, Members agree to provide various covenants in favour of the Bank in consideration for the Bank agreeing to provide financial accommodation to various Members of the Sims Group.

C.	The parties have agreed to vary the Negative Pledge Agreement, mainly to revise the financial covenants, in consideration of the Bank continuing to provide financial accommodation to various Members of the Sims Group.

D.	Clauses 8 and 9 of the Negative Pledge Agreement require Members to procure entities which become Related Parties of a Member to accede to the Negative Pledge Agreement.

E.	In compliance with those obligations, the New Member is to accede to the Negative Pledge Agreement.

F.	The parties have agreed to vary the Negative Pledge Agreement in the manner set out in schedule 3.
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 2.
THIS DEED WITNESSES and it is agreed as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Negative Pledge Agreement (as amended by this deed) apply in this deed, unless defined below:

“Effective Date”	-	the date of this deed; and

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in schedule 2.
1.2	Interpretation

Clause 1.2 of the Negative Pledge Agreement applies to this deed as if it were set out in full here.

2.	ACCESSION

2.1	Accession from Effective Date

With effect on and from the Effective Date, the New Member agrees to be bound by the terms of the Negative Pledge Agreement as if it were an original party to the Negative Pledge Agreement as a Member with all the rights, obligations and warranties of a Member under the Negative Pledge Agreement.

2.2	Agreement to which Accession Applies

For the purposes of clause 2.1, “Negative Pledge Agreement” means the Negative Pledge Agreement as amended by this deed.

3.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

3.1	Amendments

With effect on and from the Effective Date, the Negative Pledge Agreement is amended as shown in schedule 3.

3.2	Preservation of Negative Pledge Agreement

Except to the extent amended by this deed, the Negative Pledge Agreement continues in effect and is confirmed.
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3.

3.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Negative Pledge Agreement arising prior to the Effective Date are confirmed and unaffected.

4.	REPRESENTATIONS AND WARRANTIES

The New Member represents and warrants that the representations and warranties contained in clause 5 of the Negative Pledge Agreement are true and correct as if made on the Effective Date in respect of the facts and circumstances then subsisting and as if reference to the “Transaction Documents” included this deed and a general reference to “Each Member” or “Members” included the New Member.

5.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction to the courts of that State and courts of appeal from them.

6.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
EXECUTED as a deed.
[*] Confidential Treatment Requested

4.

SCHEDULE 1
MEMBERS

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION	FORMER NAME
Sims Group Limited	ABN 37 008 634 526	ACT	Simsmetal Limited

Simsmetal Finance Limited	ABN 90 052 931 218	ACT

Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Universal Inspection and Testing Company Pty Limited	ABN 97 000 554 656	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC

Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Simsmetal UK (Southern) Limited	1638948	UK

Simsmetal UK (Midwest) Limited	549109	UK
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5.

		PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION	FORMER NAME
Simsmetal UK Recycling Limited	538792	UK

Simsmetal UK (Northern) Limited	199765	UK

United Castings Limited	2550422	UK

Simsmetal UK (South East) Limited	2734487	UK

Simsmetal UK (Elliott) Limited	1054186	UK

Simsmetal UK (South West) Limited	3242457	UK

Simsmetal UK (Reclamation) Limited	1304896	UK

Simsmetal UK (Wessex) Limited	115049	UK

Simsmetal UK (Glos) Limited	2119329	UK
[*] Confidential Treatment Requested

6.

SCHEDULE 2
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;

(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank; and

(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated on or about the date of the deed.
[*] Confidential Treatment Requested

7.

SCHEDULE 3
AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
Name changes
1.	The name of the company appearing in column 1 is to be substituted for the name appearing in column 2 where ever it appears:

Column 1 - current name	Column 2 -changed name
Simsmetal Limited	Sims Group Limited
Definitions
2.	Insert the following new definitions in alphabetical order:

“Calculation Date”	-	30 June and 31 December in each year;

“Latest Accounts”	-	at any time is the Latest Audited Consolidated Balance Sheet and audited profit and loss account, or, the latest unaudited consolidated balance sheet and profit and loss account, of the Sims Group, as applicable (or if appropriate for the relevant determination other accounts prepared in the manner approved by the Bank);

“Net Interest Expense”	-	the aggregate amount of all interest paid or accrued in respect of the sum of all monies borrowed or raised by or in respect of any financial accommodation granted to any Member (including, but not limited to, any fees and charges with respect to any guarantee, indemnity or letter of credit or under any bill of exchange, promissory note or any other acceptance or discounting arrangement and any finance charges paid or payable under any higher purchase agreement or lease agreement for which a Member is actually or contingently liable) less any interest income;

“Review Event”	-	the event specified in clause 7.3;
[*] Confidential Treatment Requested

8.

“Scheme of Arrangement”	-	the scheme pursuant to which the shares of Sims Group Limited and certain Hugo Neu Corporation recycling subsidiary companies are to be acquired by a new ASX listed public company Sims Co Limited ACN 114 838 630 which will take the existing name, Sims Group Limited;

“Tangible Net Worth”	-	Shareholders’ Funds less Intangible Assets;
3.	Substitute the words appearing in the definition of “Exchange Rate” with “the Bank’s Sydney office spot rate of exchange for the purchase of the relevant currency with AUD two Business Days before the relevant date for calculating the AUD equivalent. The Bank’s determination as to the Spot Rate of Exchange is conclusive in the absence of manifest error;”

4.	In the definition of “Facility Agreement”:
(a)	delete the word “and” at the end of paragraph (f); and

(b)	insert the following new paragraphs (h), (i) and (j);
“(h)	the agreement named “Seventh Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 24 March 2003 between the Borrower, the companies named in schedule 1 to that agreement and the Bank;

(i)	letter dated 10 January 2005 from the Bank; and

(j)	the agreement named “Eighth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated on or about the date of this deed between the Borrower, the companies named in schedule 1 to that agreement and the Bank.”
5.	In the definition of “Latest Audited Consolidated Balance Sheet” substitute “or” where it appears after “Current Liabilities” with “,”, and insert after “Shareholders Funds” “, Net Interest Expense or Tangible Net Worth”.

6.	Except for the definition of “Latest Audited Consolidated Balance Sheet”, substitute all references in the agreement to that term with “Latest Accounts”.

7.	Amend the following definitions to read as follows:

“Sims UK Holdings”	-	Sims Group UK Holdings Limited, a company incorporated in the United Kingdom;
[*] Confidential Treatment Requested

9.

“Sims USA”	-	Sims Group USA Corporation, a company incorporated in the State of Delaware in the United States of America”.
Negative Pledge and restriction on disposal of assets
8.	Amend clause 3(b) by inserting the words “amounting in value to 10% or more of Total Tangible Assets” immediately after the words “(hereinafter called a “Disposal”)”.
Financial Ratios
9.	Substitute clause 4 with the following:

“The Bank (acting in good faith) will redefine the definitions associated with the financial ratios appearing in this clause if they are affected by the implementation of International Financial Reporting Standards, to the intent that the result of the testing of the financial ratios will be no less favourable and no more onerous to the Members after the implementation of those standards.

Each Member undertakes that it will not and it will ensure that each company specified in Schedule 2 will not, without the prior written consent of the Bank, at any time while there is any Sims Indebtedness actually or contingently owing or payable to or for the account of the Bank, allow, permit or suffer a breach of the following financial ratios:
(a)	Interest cover: EBITDA divided by Net Interest Expense on each Calculation Date must be greater than or equal to 3.5:1;

(b)	Cashflow gearing: Financial Indebtedness divided by EBITDA on each Calculation Date must not be greater than 3:1;

(c)	minimum Tangible Net Worth:
(i)	On 30 June 2006 Tangible Net Worth must not be less than 85% of Tangible Net Worth as at the end of the month following completion of the acquisition of Hugo Neu Corporation as outlined in the booklet headed “Project Old Update to Information Memorandum” dated 15 June 2005; and

(ii)	on each Calculation Date from and including 31 December 2006 Tangible Net Worth must not be less than 85% of Tangible Net Worth for the preceding full financial year ending 30 June; or
(d)	interlocking guarantee accounts: The Total Tangible Assets and EBITDA for the Guarantors must, on each Calculation Date, amount to not less than 85% of Total Tangible Assets and EBITDA respectively for the Sims Group.”
[*] Confidential Treatment Requested

10.

General undertakings
10.	Amend clause 6.1(a)(i) by deleting the words “and its audited profit and loss account”.

11.	Amend clause 6.1(a)(ii) by substituting “60” with “90” and deleting the words “the Sims Group’s consolidated unaudited balance sheet and profit and loss account”.

12.	Amend clause 6.1(d)(ii) by substituting “AUD2,500,000” with “AUD10,000,000” where it appears twice.

13.	Amend clause 6.1 (I) by substituting the words “For the purposes of this sub-clause 6.1(1) and clause 7.1(q):” with “For the purposes of this sub-clause 6.1(I):”.

14.	Insert “and” at the end of clause 6.1(p), substitute “; and” at the end of clause 6.1(q) with “.” and delete clause 6.1(r).
Events of Default
15.	Amend clauses 7.1(d)(i) and 7.1(g) by substituting “AUD2,500,000” with “AUD10,000,000” on each occasion it appears.

16.	Amend clause 7.1(h) by substituting “AUD1,000,000” with “AUD10,000,000” on the two occasions that it appears.

17.	Delete clause 7.1(q) and insert in its place “[this clause has been left blank intentionally]”.

18.	Amend clause 7.1 by adding the words “or if a Review Event occurs, after the words “and any time thereafter,” in the first line following sub-paragraph(s).

19.	Insert a new clause 7.3 to read as follows:
“7.3	Review Event

Following a change in control of Sims, the Bank may in its absolute discretion, upon the earlier of:
(a)	at any time thereafter; or

(b)	within 90 days after the date of notification to the Bank by Sims of such change coming into effect, by notice in writing to Sims declare the change to be unacceptable.

For the purposes of this clause Sims is controlled where a person or entity holds a relevant interest (as defined in the Corporations Law) of more than 50% of voting shares in Sims or any ultimate holding company of Sims.”
[*] Confidential Treatment Requested

11.

Notices
20.	Amend clause 20.1(a)(i) by substituting the Bank details with the following:

“Relationship Executive Institutional Banking Commonwealth Bank of Australia Level 15 52 Martin Place SYDNEY NSW 1155”
Schedule 1 — Members
21.	Replace schedule 1 with the following:
Members

	BUSINESS/COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Limited	ABN 37 008 634 526		Simsmetal Limited

Sims Finance Limited	ABN 90 052 931 218	ACT

Simsmetal Holdings Limited	ABN 97 000 021 563	NSW

Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited

Universal Inspection and Testing Company Pty Limited	ABN 97 000 554 656	NSW

Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW

Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited

Sims Group USA Corporation		Delaware	Simsmetal USA Corporation

Sims Group UK Holdings Limited	2904307		Simsmetal UK Holdings Limited

Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC
[*] Confidential Treatment Requested

12.

	BUSINESS/COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited

Simsmetal UK (Southern) Limited	1638948	UK

Simsmetal UK (Midwest) Limited	549109	UK

Simsmetal UK Recycling Limited	538792	UK

Simsmetal UK (Northern) Limited	199765	UK

United Castings Limited	2550422	UK

Simsmetal UK (South East) Limited	2734487	UK

Simsmetal UK (Elliott) Limited	1054186	UK

Simsmetal UK (South West) Limited	3242457	UK

Simsmetal UK (Reclamation) Limited	1304896	UK

Simsmetal UK (Wessex) Limited	115049	UK

Simsmetal UK (Glos) Limited	2119329	UK
[*] Confidential Treatment Requested

13.

EXECUTION
Members

EXECUTED for and on behalf of	)
SIMS GROUP LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMSMETAL FINANCE LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

14.

EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY	)
LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
UNIVERSAL INSPECTION AND TESTING	)
COMPANY PTY LIMITED by	)
authority of the directors in	)
the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

15.

EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMS MANUFACTURING PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

The COMMON SEAL of	)
SIMS GROUP USA CORPORATION	)
is affixed in accordance with its constituent	)
documents in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

16.

EXECUTED as a deed by	)
SIMS GROUP UK HOLDINGS LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED for and on behalf of	)
SIMS ALUMIMIUM PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMS GROUP UK LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

17.

EXECUTED as a deed by	)
SIMSMETAL UK (SOUTHERN) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMSMETAL UK (MIDWEST) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMSMETAL UK RECYCLING LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

18.

EXECUTED as a deed by	)
SIMSMETAL UK (NORTHERN) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
UNITED CASTINGS LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMSMETAL UK (SOUTH EAST) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

19.

EXECUTED as a deed by	)
SIMSMETAL UK (ELLIOTT) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMSMETAL UK (SOUTH WEST) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMSMETAL UK (RECLAMATION) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

20.

EXECUTED as a deed by	)
SIMSMETAL UK (WESSEX) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMSMETAL UK (GLOS) LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

New Member
EXECUTED as a deed by	)
SIMS CO LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

21.

Bank

SIGNED SEALED and DELIVERED	)
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its attorney under power of attorney	)
registered Book No.	)
who declares that he is	)
	)	Attorney
of Commonwealth Bank of Australia in the presence of:	)

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 5TH MARCH 2008
THE COMPANIES NAMED IN SCHEDULES 1 & 2
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
SEVENTH AMENDING DEED AND
ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
J K O’SULLIVAN
General Counsel
Commonwealth Bank Group
Level 9
Bank House
309 George Street
SYDNEY NSW 1155
Tel. (02) 9378 4712
Fax. (02) 9378 2211
DX 1440 SYDNEY
Ref: IRC 3024771
[*] Confidential Treatment Requested

SCHEDULE 1 MEMBERS
SCHEDULE 2 NEW MEMBERS
SCHEDULE 3 RETIRING MEMBERS
SCHEDULE 4
SCHEDULE 5 AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
[*] Confidential Treatment Requested

SEVENTH AMENDING DEED AND ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
THIS DEED is made on 5 March 2008

PARTIES

Member	The companies named in schedule 1

New Member	The companies listed in schedule 2

Bank	Commonwealth Bank of Australia ACN 123 123 124
Level 15, 52 Martin Place, Sydney, NSW

RECITALS
A.	The Negative Pledge Agreement and the Facility Agreement were originally entered into on 29 October 1991. Since then both agreements have been subject to numerous amendments. Both agreements are being further amended, the Negative Pledge Agreement by this deed.

B.	Under the terms of the Negative Pledge Agreement, Members agree to provide various covenants in favour of the Bank in consideration for the Bank agreeing to provide financial accommodation to various Members of the Sims Group.

C.	The parties have agreed to vary the Negative Pledge Agreement to revise the financial covenants, in consideration of the Bank continuing to provide financial accommodation to various Members of the Sims Group.

D.	Clauses 8 and 9 of the Negative Pledge Agreement require Members to procure entities which become Related Parties of a Member to accede to the Negative Pledge Agreement.

E.	In compliance with those obligations, the New Member is to accede to the Negative Pledge Agreement.

F.	The parties have agreed to vary the Negative Pledge Agreement in the manner set out in schedule 5.
THIS DEED WITNESSES and it is agreed as follows:
[*] Confidential Treatment Requested

2.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Negative Pledge Agreement (as amended by this deed) apply in this deed, unless defined below:

“Effective Date”	-	the date of this deed;

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in schedule 4 (with the exception of this Deed); and

“Retiring Member”	-	the companies named in schedule 3.
1.2	Interpretation

Clause 1.2 of the Negative Pledge Agreement applies to this deed as if it were set out in full here.

2.	ACCESSION

2.1	Accession from Effective Date

Subject to clause 4, with effect on and from the Effective Date, the New Member agrees to be bound by the terms of the Negative Pledge Agreement as if it were an original party to the Negative Pledge Agreement as a Member with all the rights, obligations and warranties of a Member under the Negative Pledge Agreement.

2.2	Agreement to which Accession Applies

For the purposes of clause 2.1, “Negative Pledge Agreement” means the Negative Pledge Agreement as amended by this deed.

3.	RETIREMENT

Subject to clause 4, with effect on and from the Effective Date:
(a)	the Retiring Member shall cease to be a Member under, and a party to, the Negative Pledge Agreement;

(b)	the Bank releases the Retiring Member from any obligations which may arise on or after the date of this agreement but without prejudice to any obligations which may have accrued before then; and
[*] Confidential Treatment Requested

3.

(c)	the Member and the New Member consents to the retirement of the Retiring Member on the terms of this deed.
4.	CONDITIONS PRECEDENT

This deed will not take effect until the Bank notifies Sims Group Limited in writing that it has received all of the following in form and substance satisfactory to it:
(a)	a legal opinion confirming that upon execution by each New Member of this deed, it will create valid, binding and enforceable obligations of that New Member;

(b)	this deed;

(c)	the Fourth Group Guarantee Accession Deed;

(d)	the Ninth Amending Agreement (Multi Option Facility Agreement); and

(e)	such other documents as the Bank may reasonable require
5.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

5.1	Amendments

With effect on and from the Effective Date, the Negative Pledge Agreement is amended as shown in schedule 5.

5.2	Preservation of Negative Pledge Agreement

Except to the extent amended by this deed, the Negative Pledge Agreement continues in effect and is confirmed.

5.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Negative Pledge Agreement arising prior to the Effective Date are confirmed and unaffected.

6.	REPRESENTATIONS AND WARRANTIES

The New Member represents and warrants that the representations and warranties contained in clause 5 of the Negative Pledge Agreement are true and correct as if made on the Effective Date in respect of the facts and circumstances then subsisting and as if reference to the “Transaction Documents” included this deed and a general reference to “Each Member” or “Members” included the New Member.
[*] Confidential Treatment Requested

4.

7.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction to the courts of that State and courts of appeal from them.

8.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

9.	EXECUTION

9.1	One execution per party

Any party executing this deed executes it in all capacities in which that party is described in this deed (including Schedules 1 and 3).

9.2	Order of execution of documents

The parties acknowledge that, in addition to this deed, some of the parties will be executing:
(a)	a document described as the “Fourth Group Guarantee Accession Deed”; and

(b)	a document described as the “Ninth Amending Agreement (Multi Option Facility Agreement)”;
at or around the same time as they execute this deed. The parties agree that, despite any actual order in which the documents are executed, the order in which the parties will treat the documents as having been executed is:
(i)	firstly, the Fourth Group Guarantee Accession Deed;

(ii)	secondly, this deed; and

(iii)	thirdly, the Ninth Amending Agreement (Multi Option Facility Agreement).
Each party covenants with each other party that it will not raise any argument that the order of execution of documents is other than as set out in this clause.
EXECUTED as a deed.
[*] Confidential Treatment Requested

5.

SCHEDULE 1
MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Sims Group Limited
Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW
Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited
Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW
Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited
Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited
Sims Group Limited	ACN 114 838 630	NSW	Sims Co Limited
Sims Group USA Corporation		Delaware	Simsmetal USA Corporation
Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited
Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC
Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited
Mirec BV	company number 1707 3024	Holland
North Carolina Resource Conservation, LLC		North Carolina
[*] Confidential Treatment Requested

6.

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation
[*] Confidential Treatment Requested

7.

SCHEDULE 2
NEW MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Schiabo Larovo Corporation		Delaware
Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC
Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC
Sims Group Global Trade Corporation		Delaware	Sims Hugo Neu Global Trade Corporation
[*] Confidential Treatment Requested

8.

SCHEDULE 3
RETIRING MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Hugo Neu Global Trade, LLC		Delaware
North Carolina Recycling, LLC		North Carolina
Schiabo Larovo Company, LLC		Delaware
Sims Hugo Neu East		New York
Sims Hugo Neu West		California
[*] Confidential Treatment Requested

9.

SCHEDULE 4
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;

(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;

(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 31 October 2005;

(i)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank; and

(j)	the deed named “Seventh Amending Deed and Accession Deed (Negative Pledge Agreement)” dated the date of this Deed (ie. this document).
[*] Confidential Treatment Requested

10.

SCHEDULE 5
AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
Definitions
1.	Insert the following new definitions in alphabetical order:

“German Guarantor”	-	a Guarantor which is incorporated in, resident in or whose principal area of business is Germany;
2.	In the definition of “Facility Agreement”:
(a)	delete the word “and” at the end of paragraph (i);

(b)	substitute the current paragraph (j) with the following:
“(j)	the agreement named “Eighth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 31 October 2005 between the Borrower, the companies named in schedule 1 to that agreement and the Bank; and”
and
(c)	insert the following new paragraph (k):
“(k)	the agreement named “Ninth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 5 March 2008 between the Borrower, the companies named in schedule 1 to that agreement and the Bank.”
Financial Ratios
3.	Substitute clause 4 with the following:

“4 FINANCIAL RATIOS

The Bank (acting in good faith) will redefine the definitions associated with the financial ratios appearing in this clause if they are affected by the implementation of International Financial Reporting Standards, to the intent that the result of the testing of the financial ratios will be no less favourable and no more onerous to the Members after the implementation of those standards.

Each Member undertakes that it will not and it will ensure that each company specified in Schedule 2 will not, without the prior written consent of the Bank, at any time while there is any Sims Indebtedness actually or contingently owing or payable to or for the account of the Bank, allow, permit or suffer a breach of the following financial ratios:
[*] Confidential Treatment Requested

11.

(a)	Interest cover: EBITDA divided by Net Interest Expense on each Calculation Date must be greater than or equal to 3.5:1;

(b)	Cashflow gearing: Financial Indebtedness divided by EBITDA on each Calculation Date must not be greater than 3:1;

(c)	minimum Tangible Net Worth:
(i)	On 30 June 2006 Tangible Net Worth must not be less than 85% of Tangible Net Worth as at the end of the month following completion of the acquisition of Hugo Neu Corporation as outlined in the booklet headed “Project Old Update to Information Memorandum” dated 15 June 2005; and

(ii)	on each Calculation Date from and including 31 December 2006 Tangible Net Worth must not be less than 85% of Tangible Net Worth for the preceding full financial year ending 30 June; or
(d)	interlocking guarantee accounts: The Total Tangible Assets and EBITDA respectively for the Guarantors (excluding any German Guarantor) must, on each Calculation Date, amount to not less than 80% of Total Tangible Assets and EBITDA respectively for the Sims Group.
The parties agree that the Bank may at any time, by notice to Sims, exclude any one or more German Guarantors from the Sims Group for the purposes of this Deed if the Bank, in its sole absolute unfettered discretion, forms the opinion that: the extent of that German Guarantor’s liability or potential liability under the Guarantee is inadequate; the Guarantee is not adequately enforceable against that German Guarantor, or any amount or amounts may be irrecoverable from the German Guarantor for any reason whatsoever.”
Schedule 1
4.	Substitute Schedule 1 with a new Schedule identical to Schedule 1 of this deed.
[*] Confidential Treatment Requested

12.

EXECUTION
Members

EXECUTED for and on behalf of	)
SIMS GROUP AUSTRALIA	)
HOLDINGS LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY	)
LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY	)
LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
[*] Confidential Treatment Requested

13.

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY	)
LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS MANUFACTURING PTY	)
LIMITED	)
by authority of the directors	)
in the presence of:

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
[*] Confidential Treatment Requested

14.

EXECUTED as a deed by	)
SIMS GROUP LIMITED	)
acting by:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS ALUMINIUM PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED as a deed by	)
SIMS GROUP UK HOLDINGS	)
LIMITED	)
acting by:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)

EXECUTED as a deed by	)
SIMS GROUP UK LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

15.

EXECUTED by	)
SIMS GROUP USA CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NORTH CAROLINA RESOURCE	)
CONSERVATION, LLC	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP USA HOLDINGS	)
CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

16.

EXECUTED by	)
SCHIABO LAROVO CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by
SIMSMETAL EAST LLC
by its members:
HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)

)
)
HNW RECYCLING LLC	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

17.

EXECUTED by
SIMMETAL WEST LLC
by its members:
HNE RECYCLING LLC	)
)
)
)
)

Signature of officer

Name of officer (please print)
)
)
HNW RECYCLING LLC	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP GLOBAL TRADE	)
CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

18.

EXECUTED for and on behalf of	)
MIREC BV	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director (print)

Bank

SIGNED SEALED and DELIVERED	)
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its attorney under power of attorney	)
registered Book No.	)
who declares that he is	)

of Commonwealth Bank of Australia	) )	Attorney
in the presence of:	)

Signature of witness

Name of witness (print)
[*] Confidential Treatment Requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
DATED 22 APRIL 2008
THE COMPANIES NAMED IN SCHEDULES 1 & 2
AND
COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124
EIGHT AMENDING DEED AND
ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
[*] Confidential Treatment Requested

SCHEDULE 1 MEMBERS
SCHEDULE 2 NEW MEMBERS
SCHEDULE 3
SCHEDULE 4 AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
SCHEDULE 5 RETIRING MEMBER
SCHEDULE 6
-i-
[*] Confidential Treatment Requested

EIGHTH AMENDING DEED AND ACCESSION DEED
(NEGATIVE PLEDGE AGREEMENT)
THIS DEED is made on 22 April 2008

PARTIES

Member	The companies named in schedule 1

New Member	The companies listed in schedule 2

Bank	Commonwealth Bank of Australia ACN 123 123 124
Level 15, 52 Martin Place, Sydney, NSW

RECITALS
A.	The Negative Pledge Agreement and the Facility Agreement were originally entered into on 29 October 1991. Since then both agreements have been subject to numerous amendments. Both agreements are being further amended, the Negative Pledge Agreement by this deed.

B.	Under the terms of the Negative Pledge Agreement, Members agree to provide various covenants in favour of the Bank in consideration for the Bank agreeing to provide financial accommodation to various Members of the Sims Group.

C.	Clauses 8 and 9 of the Negative Pledge Agreement require Members to procure entities which become Related Parties of a Member to accede to the Negative Pledge Agreement.

D.	In compliance with those obligations, the New Member is to accede to the Negative Pledge Agreement.

E.	The parties have agreed to vary the Negative Pledge Agreement in the manner set out in schedule 4.
THIS DEED WITNESSES and it is agreed as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The definitions appearing in the Negative Pledge Agreement (as amended by this deed) apply in this deed, unless defined below:

“Effective Date”	-	the date of this deed;
[*] Confidential Treatment Requested

2.

“Negative Pledge Agreement”	-	the deed named “Negative Pledge” dated 29 October 1991 between the Bank, Sims and the companies named in schedule 1 of that deed, as amended, supplemented or varied by the documents listed in schedule 3 (with the exception of this Deed); and

“Retiring Member”	-	the company listed in schedule 5
1.2	Interpretation

Clause 1.2 of the Negative Pledge Agreement applies to this deed as if it were set out in full here.

2.	ACCESSION

2.1	Accession from Effective Date

Subject to clause 4, with effect on and from the Effective Date, the New Member agrees to be bound by the terms of the Negative Pledge Agreement as if it were an original party to the Negative Pledge Agreement as a Member with all the rights, obligations and warranties of a Member under the Negative Pledge Agreement.

2.2	Agreement to which Accession Applies

For the purposes of clause 2.1, “Negative Pledge Agreement” means the Negative Pledge Agreement as amended by this deed.

3.	RETIREMENT

The parties acknowledge and agree that with effect from the Effective Date:
(a)	the Retiring Member is no longer party to, or a Member under, the Negative Pledge Agreement;

(b)	the Bank releases the Retiring Member from any obligations under the Negative Pledge Agreement; and

(c)	the Member consents to the retirement of the Retiring Member on the terms of this deed.
4.	CONDITIONS PRECEDENT

This deed will not take effect until the Bank notifies Sims Group Limited in writing that it has received all of the following in form and substance satisfactory to it
[*] Confidential Treatment Requested

3.

(a)	a legal opinion confirming that upon execution by each New Member of this deed, it will create valid, binding and enforceable obligations of that New Member;

(b)	this deed;

(c)	the Fifth Group Guarantee Accession Deed;

(d)	the Tenth Amending Agreement (Multi Option Facility Agreement); and

(e)	such other documents as the Bank may reasonable require
5.	AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT

5.1	Amendments

With effect on and from the Effective Date, the Negative Pledge Agreement is amended as shown in schedule 4.

5.2	Preservation of Negative Pledge Agreement

Except to the extent amended by this deed, the Negative Pledge Agreement continues in effect and is confirmed.

5.3	Preservation of rights and liabilities

All rights and liabilities in respect of the Negative Pledge Agreement arising prior to the Effective Date are confirmed and unaffected.

6.	REPRESENTATIONS AND WARRANTIES

The New Member represents and warrants that the representations and warranties contained in clause 5 of the Negative Pledge Agreement are true and correct as if made on the Effective Date in respect of the facts and circumstances then subsisting and as if reference to the ‘Transaction Documents” included this deed and a general reference to “Each Member” or “Members” included the New Member.

7.	GOVERNING LAW

This deed is governed by and construed in accordance with the law of the State of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction to the courts of that State and courts of appeal from them.

8.	COUNTERPARTS

This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.
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4.

9.	EXECUTION

9.1	One execution per party

Any party executing this deed executes it in all capacities in which that party is described in this deed (including Schedules 1 and 2).

9.2	Order of execution of documents

The parties acknowledge that, in addition to this deed, some of the parties will be executing:
(a)	a document described as the “Fifth Group Guarantee Accession Deed”; and

(b)	a document described as the “Tenth Amending Agreement (Multi Option Facility Agreement)”;
at or around the same time as they execute this deed. The parties agree that, despite any actual order in which the documents are executed, the order in which the parties will treat the documents as having been executed is:
(i)	firstly, the Fifth Group Guarantee Accession Deed;

(ii)	secondly, this deed; and

(iii)	thirdly, the Tenth Amending Agreement (Multi Option Facility Agreement).
Each party covenants with each other party that it will not raise any argument that the order of execution of documents is other than as set out in this clause.
EXECUTED as a deed.
[*] Confidential Treatment Requested

5.

SCHEDULE 1
MEMBERS

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Sims Group Australia Holdings Limited	ABN 37 008 634 526	ACT	Sims Group Limited
Sims Group Limited	ACN 114 838 630	VIC	Sims Co Limited
Simsmetal Holdings Pty Limited	ABN 97 000 021 563	NSW
Simsmetal Services Pty Limited	ABN 76 000 166 987	NSW
Sims Manufacturing Pty Limited	ABN 13 004 332 870	VIC	H&D Metals Pty Limited
Sims Industrial Pty Limited	ABN 95 000 090 479	NSW	Sims Products Holdings Pty Limited
Sims Energy Pty Limited	ABN 42 009 667 752	QLD	Simsmetal (QLD) Pty Limited
Sims Group UK Limited	3242331	UK	Simsmetal UK (Services) Limited
Sims Group UK Holdings Limited	2904307	UK	Simsmetal UK Holdings Limited
Mirec BV	company number 1707 3024	Holland
Sims Recycling Solutions AB		Sweden
Simsmetal Industries Limited		New Zealand
Sims M+R GmbH		Germany
Sims Group German Holdings GmbH		Germany
Sims Asia Holdings Limited		Hong Kong
Sims Group Recycling Solutions Canada Ltd		Canada
Sims Group Canada Holdings Limited		Canada
Sims Group USA Corporation		Delaware	Simsmetal USA Corporation
Sims Group Global		Delaware	Sims Hugo Neu
[*] Confidential Treatment Requested

6.

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Trade Corporation			Global Trade Corporation
North Carolina Resource Conservation, LLC		North Carolina
Sims Group USA Holdings Corporation		Delaware	Sims Hugo Neu Corporation
SHN Co., LLC		Delaware
HNE Recycling LLC		Delaware
HNW Recycling LLC		Delaware
Schiabo Larovo Corporation		Delaware
Simsmetal East LLC		Delaware	Sims Hugo Neu East LLC
Simsmetal West LLC		Delaware	Sims Hugo Neu West LLC
Sims Recycling Solutions, Inc.		Illinois
Sims Group Recycling Solutions USA Corporation		Delaware
United Refining & Smelting Co.		Illinois
Metal Management, Inc.		Delaware
CIM Trucking, Inc.		Illinois
Metal Management Alabama, Inc.		Delaware
Metal Management Arizona, L.L.C.		Arizona
Metal Management Connecticut, Inc.		Delaware
Metal Management Indiana, Inc.		Illinois
Metal Management Memphis, L.L.C.		Tennessee
Metal Management Midwest, Inc.		Illinois
Metal Management Mississippi, Inc.		Delaware
[*] Confidential Treatment Requested

7.

	COMPANY	PLACE OF
COMPANY NAME	NUMBER	INCORPORATION	FORMER NAME
Metal Management New Haven, Inc.		Delaware
Metal Management Northeast, Inc.		New Jersey
Metal Management Ohio, Inc.		Ohio
Metal Management Pittsburgh, Inc.		Delaware
Metal Management Proler Southwest, Inc.		Delaware
Metal Management S&A Holdings, Inc.		Delaware
Metal Management West Coast Holdings, Inc.		Delaware
Metal Management West, Inc.		Colorado
MM Metal Dynamics Holdings, Inc.		Delaware
Naporano Iron & Metal, Inc.		Delaware
New York Recycling Ventures, Inc.		Delaware
Proler Southwest GP, Inc.		Delaware
Proler Southwest LP		Texas
Reserve Iron & Metal Limited Partnership		Delaware
Metal Dynamics LLC		Delaware
Metal Dynamics Detroit LLC		Delaware
Metal Dynamics Indianapolis LLC		Delaware
Sims Municipal Recycling of New York LLC		Delaware
[*] Confidential Treatment Requested

8.

SCHEDULE 2
NEW MEMBERS

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Sims Recycling Solutions AB		Sweden
Simsmetal Industries Limited		New Zealand
Sims M+R GmbH		Germany
Sims Group German Holdings GmbH		Germany
Sims Asia Holdings Limited		Hong Kong
Sims Group Recycling Solutions Canada Ltd		Canada
Sims Group Canada Holdings Limited		Canada
SHN Co., LLC		Delaware
HNE Recycling LLC		Delaware
HNW Recycling LLC		Delaware
Sims Recycling Solutions, Inc.		Illinois
Sims Group Recycling Solutions USA Corporation		Delaware
United Refining & Smelting Co.		Illinois
Metal Management, Inc.		Delaware
CIM Trucking, Inc.		Illinois
Metal Management Alabama, Inc.		Delaware
Metal Management Arizona, L.L.C.		Arizona
Metal Management Connecticut, Inc.		Delaware
Metal Management Indiana, Inc.		Illinois
Metal Management Memphis, L.L.C.		Tennessee
Metal Management Midwest, Inc.		Illinois
Metal Management Mississippi, Inc.		Delaware
Metal Management New Haven, Inc.		Delaware
Metal Management Northeast, Inc.		New Jersey
Metal Management Ohio, Inc.		Ohio
Metal Management Pittsburgh, Inc.		Delaware
Metal Management Proler Southwest, Inc.		Delaware
Metal Management S&A Holdings, Inc.		Delaware
Metal Management West Coast Holdings, Inc.		Delaware
[*] Confidential Treatment Requested

9.

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Metal Management West, Inc.		Colorado
NM Metal Dynamics Holdings, Inc.		Delaware
Naporano Iron & Metal, Inc.		Delaware
New York Recycling Ventures, Inc.		Delaware
Proler Southwest GP, Inc.		Delaware
Proler Southwest LP		Texas
Reserve Iron & Metal Limited Partnership		Delaware
Metal Dynamics LLC		Delaware
Metal Dynamics Detroit LLC		Delaware
Metal Dynamics Indianapolis LLC		Delaware
Sims Municipal Recycling of New York LLC		Delaware
[*] Confidential Treatment Requested

10.

SCHEDULE 3
(Documents amending the original Negative Pledge Agreement of 29 October 1991)
(a)	letters dated 7 April, 1 and 30 September and 18 November 1992 and 4 February and 10 June 1993 from the Bank;

(b)	the deed named “Negative Pledge Amendment Deed” dated 14 March 1994 between the Bank, Sims and the companies named in schedule 1 of that deed;

(c)	the deed named “Accession Deed” dated 28 April 1994 between the Bank and Sims UK Holdings;

(d)	the deed named “Second Amending and Accession Deed” dated 21 March 1996 between Sims and the other companies named in the schedule to that deed as members, Sims Aluminium Pty Limited as new member and the Bank;

(e)	the deed named “Third Amending Deed (Negative Pledge Agreement)” dated 21 September 1998 between Sims and the other companies named in the schedule to that deed as members and the Bank;

(f)	the deed named “Fourth Amending Deed (Negative Pledge)” dated 22 September 1999 between Sims and the other companies named in the schedule to that deed as members, and the Bank;

(g)	the deed named “Fifth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 3rd November 2000 between Sims and the other companies named in schedule 1 to that deed as members, the companies named in schedule 2 to that deed as new members and the Bank;

(h)	the deed named “Sixth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 31 October 2005;

(i)	the agreement named “Accession and Retirement Agreement (Multi Option Facility Agreement and Negative Pledge Agreement)” dated 7 December 2005 between the Borrower, Simsmetal Finance Limited, the companies named in schedule 1 to that agreement, the companies named in schedule 2 to that agreement and the Bank;

(j)	the deed named “Seventh Amending Deed and Accession Deed (Negative Pledge Agreement)” dated 5 March 2008; and

(k)	the deed named “Eighth Amending Deed and Accession Deed (Negative Pledge Agreement)” dated the date of this Deed (ie. this document).
[*] Confidential Treatment Requested

11.

SCHEDULE 4
AMENDMENTS TO THE NEGATIVE PLEDGE AGREEMENT
Definitions
1.	In the definition of “Facility Agreement”:
(a)	delete the word “and” at the end of paragraph (j);

(b)	substitute the current paragraph (k) with the following:
“(j)	the agreement named “Ninth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated 5 March 2008 between the Borrower, the companies named in schedule 1 to that agreement and the Bank; and”
and
(c)	insert the following new paragraph (l):
“(l)	the agreement named “Tenth Amending Agreement and Accession Agreement (Multi Option Facility Agreement)” dated March 2008 between the Borrower, the companies named in schedule 1 to that agreement and the Bank.”
2.	Insert the following in alphabetical order.

“German Member”	-	a Member which is incorporated in, resident in or whose principal area of business is Germany;”
3.	Add the following words at the end of the definition of “Member” immediately before the semi-colon:
“as amended from time to time by written request from Sims and written agreement by the Bank”
4.	Replace the existing definition of “Related Party” with the following:

Related Party	-	Has the meaning given to the term “related party” in paragraphs (a) - (e) inclusive of Approved Accounting Standard AASB1017: Related Party Disclosures but:

		(a)	excludes any entity which from time to time Sims notifies to the Bank in writing, and the Bank agrees in
[*] Confidential Treatment Requested

12.

writing, is not to be a Related Party for the purposes of this Deed; and

(b)	in relation to Sims, only paragraph (b) of the AASB1017 definition applies;
Negative Pledge
5.	In the second line of clause 3, replace “Member” with “member”.

6.	In clause 3(a)(i), replace “Member” with “member”.

7.	Replace clause 3(b) with the following:
“(b)	transfer, sell, assign, surrender, convey, lease, lend (other than to Members), licence, discount or otherwise dispose of, or (subject to paragraph(a) hereof) create any interest in, all or any part of its Assets (hereinafter called a “Disposal” and the party making the Disposal a “Disposor”) amounting in value to 10% or more of Total Tangible Assets, either in a single transaction or in a series of transactions and whether related or not:
(i)	for less than full consideration in money on an arms length basis; or

(ii)	if the subject Assets or part thereof will or may at the Disposor’s option be re-acquired by or leased to the Disposor or if the possession or use of the subject Assets or part thereof is retained or obtained by the Disposor, without the consent of the Bank;”
8.	Insert in clause 3 after clause 3 (c) the following:
“(d)	Subclauses 3(a)-(c) do not apply to the conduct of a German Member to the extent that, in relation to such conduct, those subclauses would be rendered inoperative or unenforceable against that German Member under German law pursuant to Sections 1136 German Civil Code (Bürgerliches Gesetzbuch).”
9.	Insert in clause 7 after clause 7.1(s) the following:
“(t)	Disposal of Assets by German Member without consent: a German Member engages in conduct to which subclauses 3(a)-(c) do not apply (due to the operation of subclause 3(d)) but which, if subclauses 3(a)-(c) did apply to that conduct, would cause that German Member to breach any of subclauses 3(a)-(c) unless approved by the Bank in writing;”
Financial Ratios
10.	Substitute clause 4(d) with the following:
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13.

interlocking guarantee accounts: The Guarantor Total Tangible Assets and Guarantor EBITDA respectively must, on each Calculation Date, amount to not less than 80% of Total Tangible Assets and EBITDA respectively. (For the purposes of this subclause (d), the Guarantor Total Tangible Assets and Guarantor EBITDA are calculated using the same method as set out in the definitions of Total Tangible Assets and EBITDA in clause 1.1 of this Deed, but replacing all references to the Sims Group with references to the Guarantors [excluding any German Guarantor]. Where other defined terns are referenced in the definitions of Total Tangible Assets and EBITDA, the same replacement is made in respect of those defined terms.)
Procurement and Retirement of Members
11.	In clause 9(a), insert the following words at the end of the clause immediately before the full stop:

“(as amended from time to time by written request from Sims and written agreement by the Bank)”.

12.	In clause 9(b), replace the bracketed words immediately preceding subparagraph (i) with the following:

“(other than with respect to entities which Sims and the Bank agree to exclude from this sub-clause, whether by adding those entities to Schedule 2, or by agreeing that those entities are not to be treated as Related Parties, or otherwise):”.
Schedule 1
13.	Substitute Schedule 1 with a new Schedule identical to Schedule 1 of this deed.
Schedule 2
14.	Substitute Schedule 2 with Schedule 6 of this deed.
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14.

SCHEDULE 5
RETIRING MEMBER

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Sims Aluminium Pty Limited	ABN 93 004 370 905	VIC
[*] Confidential Treatment Requested

15.

SCHEDULE 6

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Sims Aluminium Pty Limited		VIC
Sims Tyrecycle Pty Limited		VIC
Sims Tyrecycle Properties Pty Limited		VIC
Universal Inspection and Testing Company Pty Limited		NSW
LMS Energy Pty Limited		SA
LMS Generation Pty Limited		SA
Consolidated Extrusions Pty Limited		NSW
Consolidated Extrusions (Management) Pty Limited		NSW
Australian Refined Alloys Pty Limited		NSW
Australian Refined Alloys (Sales) Pty Limited		NSW
Sims E-Recycling Pty Ltd		NSW
Simsmetal Executive Staff Superannuation Pty Ltd		NSW
Simsmetal Staff Equity Pty Limited		NSW
Sims Superannuation Management Pty Limited		NSW
Sims Group Mauritius Limited		Mauritius
Trishyiraya Recycling India Private Limited		India
Sims Recycling Solutions Pte Ltd		Singapore
United Castings Limited		UK
Sims Group UK Intermediate Holdings Limited		UK
Sims Recycling Solutions UK Holding Limited		Scotland
Sims Recycling Solutions UK Group Limited		Scotland
Sims Recycling Solutions NV		Belgium
Sims Recycling Solutions UK Limited		Scotland
[*] Confidential Treatment Requested

16.

PLACE OF
COMPANY NAME	COMPANY NUMBER	INCORPORATION
Sims Group UK Pension Trustees Limited		UK
Sims Cymru Limited		UK
ER Coley (Steel) Limited		UK
Recommit Limited		UK
ER Coley (Cast) Limited		UK
Extruded Metals (New Zealand) Limited		New Zealand
Sims Pacific Metals Limited		New Zealand
PNG Recycling Limited		Papua New Guinea
IKISE Geri Donusum Sanayi ve Ticaret Limited Sirkett		Turkey
Metal Management Aerospace, Inc.		Delaware
Metal Management Nashville, LLC		Delaware
Port Albany Ventures, LLC		Delaware
Rondout Iron & Metal, LLC		Delaware
Dover Barge Company		Delaware
SA Recycling LLC		Delaware
T&L Properties Corporation		California
American Metals Recycling Corp.		California
Colton Iron & Metal, LLC		California
Oxnard Metals Corporation		California
Lancaster Recycling, LLC		California
Remedy Environmental Services LLC		California
Las Vegas Metals Recycling, LLC		Nevada
SA Recycling de Mexico S. de R.L. de C.V.		Mexico
SA Recycling de Mexico Noroeste S. de R.L. de C.V.		Mexico
[*] Confidential Treatment Requested

17.

EXECUTION
Members

EXECUTED for and on behalf of	)
SIMS GROUP AUSTRALIA HOLDINGS	)
LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED as a deed by	)
SIMS GROUP LIMITED	)
acting by:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMSMETAL HOLDINGS PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
[*] Confidential Treatment Requested

18.

EXECUTED for and on behalf of	)
SIMSMETAL SERVICES PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS MANUFACTURING PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED for and on behalf of	)
SIMS INDUSTRIAL PTY	)
LIMITED by authority of the	)
directors in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)
[*] Confidential Treatment Requested

19.

EXECUTED for and on behalf of	)
SIMS ENERGY PTY LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of secretary

Name of director (print)		Name of secretary (print)

EXECUTED as a deed by	)
SIMS GROUP UK LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)

EXECUTED as a deed by	)
SIMS GROUP UK HOLDINGS LIMITED	)
acting by:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director/secretary (print)
[*] Confidential Treatment Requested

20.

EXECUTED for and on behalf of	)
MIREC BV	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director/secretary

Name of director (print)		Name of director

EXECUTED by	)
SIMS RECYCLING SOLUTIONS AB	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED for and on behalf of	)
SIMSMETAL INDUSTRIES LIMITED	)
by authority of the directors	)
in the presence of:	)

Signature of director		Signature of director

Name of director (print)		Name of director (print)
[*] Confidential Treatment Requested

21.

EXECUTED by	)
SIMS M+R GMBH	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP GERMAN HOLDINGS GMBH	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS ASIA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP RECYCLING SOLUTIONS	)
CANADA LTD	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

22.

EXECUTED by	)
SIMS GROUP CANADA HOLDINGS LIMITED	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP USA CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP GLOBAL TRADE	)
CORPORATION	)
by its officer:	)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

23.

EXECUTED by	)
NORTH CAROLINA RESOURCE	)
CONSERVATION, LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS GROUP USA HOLDINGS	)
CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SHN CO., LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

24.

EXECUTED by	)
HNE RECYCLING LLC	)
by its officer:	) ) )

Signature of officer

Name of officer (please print)

EXECUTED by	)
HNW RECYCLING LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SCHIABO LAROVO CORPORATION	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

25

EXECUTED by	)
SIMSMETAL EAST LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMSMETAL WEST LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS RECYCLING SOLUTIONS, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

26

EXECUTED by	)
SIMS GROUP RECYCLING SOLUTIONS	)
USA CORPORATION	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
UNITED REFINING & SMELTING CO.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

27

EXECUTED by	)
CIM TRUCKING, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT ALABAMA, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT ARIZONA, L.L.C.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

28

EXECUTED by	)
METAL MANAGEMENT CONNECTICUT,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT INDIANA, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT MEMPHIS, L.L.C.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

29

EXECUTED by	)
METAL MANAGEMENT MIDWEST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT MISSISSIPPI,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT NEW HAVEN,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

30

EXECUTED by	)
METAL MANAGEMENT NORTHEAST,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT OHIO, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT PITTSBURG, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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31

EXECUTED by	)
METAL MANAGEMENT PROLER	)
SOUTHWEST, INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT S&A HOLDINGS,	)
INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL MANAGEMENT WEST COAST	)
HOLDINGS, INC.	)
by its officer:	)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

32

EXECUTED by	)
METAL MANAGEMENT WEST, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
MM METAL DYNAMICS HOLDINGS, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
NAPORANO IRON & METAL, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

33

EXECUTED by	)
NEW YORK RECYCLING VENTURES, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
PROLER SOUTHWEST GP, INC.	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
PROLER SOUTHWEST LP	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

34

EXECUTED by	)
RESERVE IRON & METAL LIMITED	)
PARTNERSHIP	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL DYNAMICS LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
METAL DYNAMICS DETROIT LLC	)
by its officer:	)
)
)

Signature of officer

Name of officer (please print)
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35

EXECUTED by	)
METAL DYNAMICS INDIANAPOLIS LLC	)
by its member: METAL DYNAMICS LLC	)
)
)

Signature of officer

Name of officer (please print)

EXECUTED by	)
SIMS MUNICIPAL RECYCLING OF NEW YORK	)
LLC	)
by its officer:	)
)

Signature of officer

Name of officer (please print)

Bank

SIGNED SEALED and DELIVERED
for and on behalf of COMMONWEALTH	)
BANK OF AUSTRALIA by	)
)
its attorney under power of attorney	)
registered Book No.	)
who declares that he is	)
)

of Commonwealth Bank of Australia	)	Attorney
in the presence of:	)
)

Signature of witness

Name of witness (print)
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